UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

Aggressive Growth Prepared Portfolio
Bond Portfolio
Conservative Prepared Portfolio
GNMA Portfolio
Government Income Portfolio
Growth Prepared Portfolio
High Yield Bond Portfolio
Inflation Protected Bond Portfolio
Intermediate Government Bond Portfolio
Long Duration Bond Portfolio
Low Duration Bond Portfolio
Managed Income Portfolio
Moderate Prepared Portfolio
BlackRock Multi-Sector Bond Portfolio
Total Return Portfolio II

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2010

Date of reporting period: 03/31/2010

Item 1	–	Report to Stockholders

BlackRock Funds II

SEMI-ANNUAL REPORT | MARCH 31, 2010 (UNAUDITED)

BlackRock Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Multi-Sector Bond Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FUNDS II	MARCH 31, 2010

Dear Shareholder

The past year has seen a remarkable turnaround from the conditions that plagued the global economy and financial markets in 2008 through early 2009. In our opinion, the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus. From that point, the global economy has moved into recovery mode and, we believe, is getting ready to start transitioning into an expansion.

Global equity markets bottomed in early 2009 and since that time have soared dramatically higher as investors were lured back into the markets by depressed valuations, desire for higher yields and increasing confidence that all-out financial disaster had been averted. There have been several corrections along the way and volatility levels have remained elevated – reflections of mixed economic data, lingering deflation issues (especially in Europe) and concerns over the future direction of interest rates. On balance, however, strong corporate earnings and a positive macro backdrop have helped keep the equity bull market intact. From a geographic perspective, US equities have generally outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced.

Within fixed income markets, improving economic conditions, concerns over the US deficit and a lack of demand at recent Treasury auctions have recently conspired to push Treasury yields higher (and prices correspondingly lower). In this environment, Treasuries have dramatically underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds outperformed taxable sectors over the twelve-month period thanks to continued high demand levels, but have struggled in recent months against a weak fundamental backdrop marked by ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of March 31, 2010	6-month	12-month
US equities (S&P 500 Index)	11.75%	49.77%
Small cap US equities (Russell 2000 Index)	13.07	62.76
International equities (MSCI Europe, Australasia, Far East Index)	3.06	54.44
3-month Treasury bill (BofA Merrill Lynch 3-month Treasury Bill Index)	0.05	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.62)	(6.30)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.99	7.69
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	0.28	9.69
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.97	55.64

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2010	BlackRock Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the benchmark Barclays Capital Intermediate Government/Credit Index for the six-month period.

What factors influenced performance?

•

The Fund benefited from an overweight in investment-grade corporates, as well as an out-of-index allocation to commercial mortgage-backed securities (CMBS), agency mortgage-backed securities (MBS), nonagency MBS and asset-backed securities (ABS). In general, spread sectors have continued to outperform government-related sectors as the Federal Reserve (Fed) remains accommodative, investors continue to reach for yield and economic indicators show signs of improvement. Fund performance was also positively affected by an out-of-index exposure to non-US government debt (specifically an allocation to Canadian bonds and German bunds).

•	Fund performance was hindered by a yield-curve-flattening bias as the curve steepened over the six-month period.

•	The Fund’s cash position (10% at period-end) served primarily to offset futures contracts and TBA trades and, therefore, did not have a material impact on performance during the six-month period.

Describe recent portfolio activity.

•

During the six months, we increased exposure to investment-grade corporates via the new-issue market, focusing on issuers in the telecommunications sector with strong free cash flow. We trimmed exposure to agency and FDIC-guaranteed debt selling into strength, as these sectors have been trading at tight levels relative to US Treasuries. Additionally, we sold the Fund’s positions in German bunds and Canadian bonds, which were a tactical trade initiated on a relative value basis versus US Treasuries.

Describe Fund positioning at period end.

•

The Fund is currently underweight in government-related sectors in favor of non-government spread sectors. Within the government-related sector, the Fund is underweight in FDIC-guaranteed and agency debt, and neutral in foreign government-guaranteed debt. Within the non-government spread sectors, the Fund holds out-of-index exposure to agency MBS, AAA-rated (as rated by Standard & Poor’s) CMBS and ABS. The Fund’s exposure to investment grade corporate bonds is overweight relative to the benchmark, with a preference for industrial issuers with strong free cash flow. At the end of the period, the Fund had a slightly long duration relative to the benchmark, with a yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Treasury Obligations	30%
U.S. Government Sponsored Agency Securities	23
Corporate Bonds	23
Non-Agency Mortgage-Backed Securities	10
Asset-Backed Securities	6
Foreign Agency Obligations	4
Taxable Municipal Bonds	2
Preferred Securities	1
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	67%
AA/Aa	11
A	14
BBB/Baa	8

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) rating.

2	Includes US Government Sponsored Treasury Securities and US Agency Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark).

3	An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays Capital US Aggregate Bond Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Performance Summary for the Period Ended March 31, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	3.41%	2.96%	11.17%	N/A	4.84%	N/A	5.93%	N/A
Institutional	3.32	2.80	10.96	N/A	4.75	N/A	5.81	N/A
Service	3.02	2.75	10.73	N/A	4.43	N/A	5.49	N/A
Investor A	2.86	2.74	10.57	6.11%	4.38	3.53%	5.43	5.00%
Investor B	2.20	2.33	9.74	5.24	3.57	3.22	4.87	4.87
Investor C	2.28	2.39	9.93	8.93	3.61	3.61	4.64	4.64
Barclays Capital Intermediate Government/Credit Index	—	1.85	6.92	N/A	5.16	N/A	5.93	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 17 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]
BlackRock	$1,000	$1,029.60	$3.09	$1,029.60	$2.43	$1,000	$1,021.89	$3.07	$1,022.54	$2.42
Institutional	$1,000	$1,028.00	$3.54	$1,028.00	$2.88	$1,000	$1,021.44	$3.53	$1,022.09	$2.87
Service	$1,000	$1,027.50	$5.11	$1,027.50	$4.40	$1,000	$1,019.90	$5.09	$1,020.59	$4.38
Investor A	$1,000	$1,027.40	$5.31	$1,027.40	$4.65	$1,000	$1,019.70	$5.29	$1,020.34	$4.63
Investor B	$1,000	$1,023.30	$9.28	$1,023.30	$8.58	$1,000	$1,015.76	$9.25	$1,016.45	$8.55
Investor C	$1,000	$1,023.90	$8.68	$1,023.90	$7.97	$1,000	$1,016.36	$8.65	$1,017.05	$7.95

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for BlackRock, 0.70% for Institutional, 1.01% for Service, 1.05% for Investor A, 1.84% for Investor B and 1.72% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.48% for BlackRock, 0.57% for Institutional, 0.87% for Service, 0.92% for Investor A, 1.70% for Investor B and 1.58% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	5

Fund Summary as of March 31, 2010	BlackRock GNMA Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

The Fund’s BlackRock, Institutional, Service, and Investor A Shares outperformed the benchmark Barclays Capital GNMA MBS Index for the six-month period, while Investor B and Investor C Shares underperformed the index.

What factors influenced performance?

•

Fund performance benefited from an overweight in agency mortgage-backed securities (MBS). These securities outperformed risk-free Treasuries throughout the period as the sector benefited from strong government support through the Federal Reserve’s (Fed) MBS purchase program. The Fund also benefited from our preference to hold high-coupon agency mortgages, which continued to provide enhanced carry (i.e., income) as the Fed affirmed its policy of continued low rates. While high-coupon MBS did experience some volatility following the FNMA (Fannie Mae) and FHLMC (Freddie Mac) buyout news in February 2010, they recouped any losses and actually posted additional gains by the end of the period.

•

In contrast, the Fund’s yield curve positioning detracted from performance. While we traded this position tactically, our bias was toward a curve flattener (i.e., the Fund was positioned to benefit if the yield curve flattened); however, the yield curve steepened throughout the period.

•	The Fund’s cash position (11% at period-end) served primarily to offset futures contracts and TBA trades and, therefore, did not have a material impact on performance during the six-month period.

Describe recent portfolio activity.

•

We tactically traded Fund duration throughout the six months, moving from slightly short at the start of the period to a neutral position by period-end. We decreased the Fund’s overweight exposure to agency MBS selling into strength, primarily reducing its overweight in higher-coupon securities (primarily 6.0% and 6.5% pools). In addition, we reduced the Fund’s underweight in 5.0% coupon agency MBS as the sector cheapened in anticipation of the expiration of the Fed MBS purchase program at the end of March 2010.

Describe Fund positioning at period end.

•

At period end, the Fund held an overweight in agency MBS, as the sector continues to provide attractive carry due to favorable market technicals. The Fed agency MBS purchase program has left the indexed investor community drastically underweight in the sector, creating an inherent buyer base to move in as the purchase program expires. In addition, the recently announced Fed MBS buyouts will effectively remove $200 billion in supply and generate cash to be reinvested into the sector. Prepayment speeds have remained low despite low mortgage rates, providing further support to the sector. Lastly, as yield levels rise, agency MBS become more attractive for banks that make investments on absolute yield levels. Overall, we believe the sector continues to provide attractive risk-adjusted returns compared to investment-grade corporates and other high-quality spread sectors of the market. The Fund’s duration at period-end is neutral versus the benchmark, with a yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	98%
U.S. Treasury Obligations	2

Credit Quality Allocation	Percent of Long-Term Investments
AAA/Aaa[1]	100%

1	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its assets in the Ginnie Mae securities.

3	An unmanaged index comprised of mortgage-backed pass through securities of Ginnie Mae.

Performance Summary for the Period Ended March 31, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	3.21%	2.69%	6.05%	N/A	6.21%	N/A	6.67%	N/A
Institutional	3.19	2.68	6.12	N/A	6.21	N/A	6.60	N/A
Service	2.83	2.59	5.75	N/A	5.89	N/A	6.28	N/A
Investor A	2.71	2.58	5.69	1.42%	5.82	4.96%	6.20	5.77%
Investor B	2.03	2.17	4.86	0.36	5.02	4.69	5.62	5.62
Investor C	2.08	2.21	4.95	3.95	5.07	5.07	5.40	5.40
Barclays Capital GNMA MBS Index	—	2.25	5.13	N/A	5.98	N/A	6.29	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 17 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	ExpensesPaid During the Period[5]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]
BlackRock	$1,000	$1,026.90	$2.63	$1,000	$1,022.34	$2.62
Institutional	$1,000	$1,026.80	$2.73	$1,000	$1,022.24	$2.72
Service	$1,000	$1,025.90	$4.55	$1,000	$1,020.44	$4.53
Investor A	$1,000	$1,025.80	$4.55	$1,000	$1,020.44	$4.53
Investor B	$1,000	$1,021.70	$8.72	$1,000	$1,016.31	$8.70
Investor C	$1,000	$1,022.10	$8.27	$1,000	$1,016.75	$8.25

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.52% for BlackRock, 0.54% for Institutional, 0.90% for Service, 0.90% for Investor A, 1.73% for Investor B and 1.64% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	7

Fund Summary as of March 31, 2010	BlackRock Inflation Protected Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

The Fund’s BlackRock, Institutional, Service and Investor A Shares outperformed the Barclays Capital Global Real: US TIPS Index for the six-month period; Investor B Shares underperformed the index, while Investor C Shares performed in line.

What factors influenced performance?

•

During the first half of the reporting period, the Fund benefited from its positioning on the expectations that breakevens (the difference between the yield on a nominal US Treasury and the yield on a Treasury Inflation Protected Securities (TIPS) bond with a comparable maturity) would continue to widen. In the latter three months, Fund performance was positively affected by our tactical duration management, as we reduced exposure to 30-year TIPS prior to the auction and then subsequently moved to an overweight at more attractive real yields.

•

Slightly detracting from performance has been the Fund’s underweight exposure to US TIPS with maturities shorter than five years, as the short end of the real yield curve rallied for most of the reporting period, driving the yield on TIPS lower. This positioning proved advantageous toward the end of the period, however, as the real yield curve started to flatten. The Fund’s cash position (5% at period-end) detracted somewhat from results as well.

Describe recent portfolio activity.

•

During the six months, we tactically managed the Fund’s duration and breakeven exposure. At the beginning of the period, we moved to an overweight position in breakevens by adding exposure to longer-dated TIPS. As we entered the new year, we actively managed duration as noted above and increased exposure to European inflation-linked markets, including France and Italy, on a relative value basis versus US TIPS.

Describe Fund positioning at period end.

•

At the end of the period, the Fund was underweight in US TIPS at the front end of the curve, where we believe near-term inflation is being priced in at too high a level given the continued slack in the economy. However, we do see value in the long end of the curve, where we maintain an overweight to US TIPS. Consequently, the Fund is positioned for a real yield curve flattener and remains defensive on breakevens. We also hold exposure to European inflation-linked markets, including France and Italy, on a relative value basis versus US TIPS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Treasury Obligations	92%
Foreign Government Obligations	8

Credit Quality Allocation	Percent of Long-Term Investments
AAA/Aaa[1]	97%
AA	3

1	For Foreign Government Obligations the higher of S&P’s or Moody’s ratings is used and also includes US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations.

3	An unmanaged market index made up of US Treasury Inflation Linked Indexed securities.

4	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

			Average Annual Total Returns[5]
			1 Year		5 Year		From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	4.04%	2.77%	6.86%	N/A	5.76%	N/A	6.33%	N/A
Institutional	3.96	2.79	6.79	N/A	5.66	N/A	6.30	N/A
Service	3.65	2.59	6.45	N/A	5.33	N/A	5.72	N/A
Investor A	3.46	2.68	6.48	2.20%	5.35	4.50%	5.96	5.20%
Investor B	2.85	2.21	5.44	0.94	4.52	4.18	5.16	5.02
Investor C	2.92	2.32	5.63	4.63	4.55	4.55	5.26	5.26
Barclays Capital Global Real: US TIPS Index	—	2.34	6.18	N/A	4.82	N/A	5.46	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 17 for a detailed description of share classes, including any related sales charges and fees.

6	The Fund commenced operations on June 28, 2004.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[9]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]
BlackRock	$1,000	$1,027.70	$1.62	$1,027.70	$1.62	$1,000	$1,023.34	$1.61	$1,023.34	$1.61
Institutional	$1,000	$1,027.90	$1.92	$1,027.90	$1.92	$1,000	$1,023.04	$1.92	$1,023.04	$1.92
Service	$1,000	$1,025.90	$3.33	$1,025.90	$3.33	$1,000	$1,021.64	$3.33	$1,021.64	$3.33
Investor A	$1,000	$1,026.80	$3.64	$1,026.80	$3.64	$1,000	$1,021.34	$3.63	$1,021.34	$3.63
Investor B	$1,000	$1,022.10	$7.61	$1,022.10	$7.61	$1,000	$1,017.40	$7.59	$1,017.40	$7.59
Investor C	$1,000	$1,023.20	$7.16	$1,023.20	$7.16	$1,000	$1,017.85	$7.14	$1,017.85	$7.14

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.32% for BlackRock, 0.38% for Institutional, 0.66% for Service, 0.72% for Investor A, 1.51% for Investor B and 1.42% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.32% for BlackRock, 0.38% for Institutional, 0.66% for Service, 0.72% for Investor A, 1.51% for Investor B and 1.42% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	9

Fund Summary as of March 31, 2010	BlackRock Intermediate Government Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the benchmark Barclays Capital Intermediate Government Index for the six-month period.

What factors influenced performance?

•

A combination of continued accommodative monetary policy from the Federal Reserve (Fed) and improved economic fundamentals has kept market volatility low and demand for higher-yielding assets robust. As a result, the Fund’s overweight in agency mortgage-backed securities (MBS), particularly 30-year pass-throughs, was the largest contributor to performance relative to the benchmark. Out-of-index allocations to commercial mortgage-backed securities (CMBS) and non-agency MBS also contributed positively to performance.

•	Conversely, the Fund’s yield curve positioning detracted from relative performance throughout the period.

Describe recent portfolio activity.

•

Early in the reporting period, we increased the Fund’s underweight in US Treasuries. Later, however, we significantly reduced that underweight, bringing the Fund’s exposure to a roughly neutral position versus the benchmark. We also increased our allocation to agency MBS, as the sector sold off and provided an attractive purchase point. We reduced exposure to agency and FDIC-guaranteed debt, selling into strength as these sectors have been trading at tight levels relative to US Treasuries.

Describe Fund positioning at period end.

•

At period-end, the Fund holds an overweight in agency MBS, which continues to provide an attractive carry and strong technical support from healthy investor demand. The Fund continues to hold out-of-index allocations across high-quality spread sectors, such as CMBS, asset-backed securities and non-agency MBS, which we expect to benefit from US government support, improving economic conditions and increasing investor risk appetite. The Fund ended the period with a modest duration underweight versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	89%
U.S. Treasury Obligations	9
Non-Agency Mortgage-Backed Securities	1
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	99%
A	1

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

10	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Intermediate Government Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government Index (the benchmark).

3	An unmanaged index comprised of all publically issued, non-convertible domestic debt of the US government or any agency there of, or any quasi-federal corporation and of corporate debt guaranteed by the US government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year and a maximum maturity of ten years are included.

Performance Summary for the Period Ended March 31, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	3.98%	1.42%	3.88%	N/A	4.88%	N/A	5.44%	N/A
Service	3.68	1.27	3.58	N/A	4.59	N/A	5.13	N/A
Investor A	3.42	1.21	3.44	(0.69)%	4.44	3.58%	5.00	4.57%
Investor B	2.72	0.77	2.61	(1.86)	3.63	3.28	4.44	4.44
Investor C	2.79	0.82	2.65	1.66	3.64	3.64	4.20	4.20
Barclays Capital Intermediate Government Index	—	0.70	0.87	N/A	5.12	N/A	5.60	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 17 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]
Institutional	$1,000	$1,014.20	$3.21	$1,014.20	$3.11	$1,000	$1,021.74	$3.23	$1,021.84	$3.13
Service	$1,000	$1,012.70	$4.72	$1,012.70	$4.62	$1,000	$1,020.24	$4.73	$1,020.34	$4.63
Investor A	$1,000	$1,012.10	$5.32	$1,012.10	$5.22	$1,000	$1,019.65	$5.34	$1,019.75	$5.24
Investor B	$1,000	$1,007.70	$9.56	$1,007.70	$9.41	$1,000	$1,015.41	$9.60	$1,015.56	$9.45
Investor C	$1,000	$1,008.20	$9.21	$1,008.20	$9.11	$1,000	$1,015.76	$9.25	$1,015.86	$9.15

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.64% for Institutional, 0.94% for Service, 1.06% for Investor A, 1.91% for Investor B and 1.84% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.92% for Service, 1.04% for Investor A, 1.88% for Investor B and 1.82% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	11

Fund Summary as of March 31, 2010	BlackRock Long Duration Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the benchmark Barclays Capital Long Government/Credit Index for the six-month period.

What factors influenced performance?

•

An out-of-index allocation to securitized assets, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and non-agency MBS, was the largest contributor to performance during the reporting period. These spread sectors have continued to outperform government-related areas as the Federal Reserve (Fed) remains accommodative, investors continue to reach for yield and economic indicators improve. An overweight in investment grade credit also added to performance, as did active management of the Fund’s duration and yield curve positioning.

•	In contrast, security selection within the corporate sector detracted from Fund performance as lower-quality credits outperformed higher-quality issues during the period.

Describe recent portfolio activity.

•

During the six months, we increased the Fund’s allocation to investment-grade credit given the attractive carry and strength in the market, which has been fueled by improving corporate earnings and increasing investor risk appetite. In addition, we added modest exposure to higher-beta corporate credit, particularly financials, as we anticipate the spread to lower-beta credit to compress further. Going forward, we believe that credit differentiation and security selection will be a key driver of performance.

Describe Fund positioning at period end.

•

At present, the Fund is underweight in government-related sectors in favor of non-government spread sectors. Within the government-related sector, the Fund is underweight in Treasuries and foreign government-backed debt in favor of agency debt, which we view as more attractive. Within the non-government spread sectors, the Fund holds an overweight in investment grade credit across financial and industrial issuers, as well as out-of-index exposure to ABS, CMBS and non-agency MBS. At the end of the period, the Fund had a neutral duration relative to the benchmark, with a bias toward a flattening yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	52%
U.S. Treasury Obligations	19
U.S. Government Sponsored Agency Securities	6
Asset-Backed Securities	6
Non-Agency Mortgage-Backed Securities	6
Preferred Securities	4
Taxable Municipal Bonds	3
Foreign Government Obligations	2
Foreign Agency Obligations	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	35%
AA/Aa	12
A	29
BBB/Baa	22
Less than BBB/Baa	2

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

12	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Long Duration Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark).

3	An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays Capital U.S. Aggregate Bond Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

4	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

			Average Annual Total Returns[5]
			1 Year		From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	4.73%	(0.40)%	13.55%	N/A	6.28%	N/A
Institutional	4.64	(0.43)	13.49	N/A	6.24	N/A
Investor A	4.10	(0.59)	13.14	8.57%	5.92	4.16%
Barclays Capital Long Government/Credit Index	—	(1.13)	10.29	N/A	5.53	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 17 for a detailed description of share classes, including any related sales charges and fees.

6	The Fund commenced operations on October 19, 2007.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]
BlackRock	$1,000	$996.00	$2.24	$1,000	$1,022.69	$2.27
Institutional	$1,000	$995.70	$2.44	$1,000	$1,022.49	$2.47
Investor A	$1,000	$994.10	$4.23	$1,000	$1,020.69	$4.28

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.49% for Institutional and 0.85% for Investor A), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	13

Fund Summary as of March 31, 2010	BlackRock Managed Income Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the benchmark Barclays Capital US Aggregate Bond Index for the six-month period.

What factors influenced performance?

•

The Fund benefited from an overweight in non-government assets, including commercial-mortgage backed securities (CMBS), investment grade corporates and asset-backed securities (ABS). In general, spread sectors have continued to outperform government-related sectors as the Federal Reserve (Fed) remains accommodative, investors continue to reach for yield and economic indicators show signs of improvement. Fund performance was also positively affected by an out-of-index allocation to nonagency MBS and non-US government debt (specifically an allocation to Canadian bonds and German bunds).

•

Fund performance was hindered by an underweight in agency MBS, as the sector continued to benefit from strong government support through the Fed’s mortgage purchase program. A yield-curve-flattening bias also detracted as the curve steepened over the course of the six-month period.

Describe recent portfolio activity.

•

During the six months, we increased exposure to government-owned/ government-related sectors, including longer-dated Treasuries (10 years and longer) and agency MBS, as these sectors sold off to levels that created an attractive purchase point. We also added exposure to investment-grade corporates via the new-issue market, focusing on issuers in the telecommunications sector with strong free cash flow. We trimmed exposure to agency and FDIC-guaranteed debt on strength, as these sectors have been trading at tight levels relative to US Treasuries. Additionally, we sold the Fund’s positions in German bunds and Canadian bonds, which were a tactical trade initiated on a relative value basis versus US Treasuries.

Describe Fund positioning at period end.

•

The Fund is currently underweight in government-related sectors in favor of non-government spread sectors. Within the government-related sectors, the Fund is overweight in FDIC-guaranteed debt, non-US government-guaranteed debt and agency MBS, while it holds an underweight in Treasuries and agency debentures. Within the non-government sectors, the Fund is overweight in AAA-rated (as rated by Standard & Poor’s) CMBS, ABS and investment grade corporate debt. The Fund also holds an out-of-index allocation to non-agency MBS. At the end of the period, the Fund had a neutral duration relative to the benchmark, with a yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	54%
U.S. Treasury Obligations	15
Non-Agency Mortgage-Backed Securities	12
Corporate Bonds	10
Asset-Backed Securities	4
Foreign Agency Obligations	2
Taxable Municipal Bonds	1
Foreign Government Obligations	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	75%
AA/Aa	8
A	8
BBB/Baa	6
Less than BBB/Baa	3

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

14	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Managed Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital US Aggregate Bond Index.

3	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended March 31, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	4.71%	3.56%	16.43%	N/A	4.38%	N/A	5.81%	N/A
Service	4.41	3.41	16.09	N/A	4.07	N/A	5.49	N/A
Investor A	4.12	3.26	15.98	11.35%	3.99	3.14%	5.37	4.94%
Investor B	3.50	2.83	15.05	10.55	3.16	2.82	4.81	4.81
Investor C	3.55	2.87	15.03	14.03	3.16	3.16	4.54	4.54
Barclays Capital US Aggregate Bond Index	—	1.99	7.69	N/A	5.44	N/A	6.29	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 17 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]
Institutional	$1,000	$1,035.60	$4.47	$1,035.60	$3.30	$1,000	$1,020.54	$4.43	$1,021.69	$3.28
Service	$1,000	$1,034.10	$5.98	$1,034.10	$4.82	$1,000	$1,019.05	$5.94	$1,020.19	$4.78
Investor A	$1,000	$1,032.60	$6.49	$1,032.60	$5.32	$1,000	$1,018.55	$6.44	$1,019.70	$5.29
Investor B	$1,000	$1,028.30	$10.52	$1,028.30	$9.46	$1,000	$1,014.56	$10.45	$1,015.61	$9.40
Investor C	$1,000	$1,028.70	$10.32	$1,028.70	$9.10	$1,000	$1,014.76	$10.25	$1,015.96	$9.05

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.88% for Institutional, 1.18% for Service, 1.28% for Investor A, 2.08% for Investor B and 2.04% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 0.95% for Service, 1.05% for Investor A, 1.87% for Investor B and 1.80% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	15

Fund Summary as of March 31, 2010	BlackRock Multi-Sector Bond Portfolio

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	33%
U.S. Government Sponsored Agency Securities	32
U.S. Treasury Obligations	15
Non-Agency Mortgage-Backed Securities	9
Asset-Backed Securities	5
Foreign Agency Obligations	4
Taxable Municipal Bonds	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	51%
AA/Aa	5
A	10
BBB/Baa	20
Less than BBB/Baa	14

1	Using the higher of S&P’s or Moody’s rating.
2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

Performance Summary for the Period Ended March 31, 2010

		Total Returns[3]
		From Inception[4]
	Standardized 30-Day Yields	w/o sales charge	w/sales charge
Institutional	0.91%	(0.13)%	N/A
Investor A	0.64	(0.15)	(4.17)%
Investor C	(0.02)	(0.20)	(1.19)
Barclays Capital US Universal Index[5]	—	0.13	N/A

3	Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 17 for a detailed description of share classes, including any related sales charges and fees.
4	The Fund commenced operations on February 26, 2010.
5	An unmanaged, market value weighted index of fixed income securities issued in US dollars, including US government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 26, 2010	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value February 26, 2010	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]
BlackRock	$1,000	$998.70	$3.49	$1,000	$1,021.44	$3.53
Institutional	$1,000	$998.50	$4.73	$1,000	$1,020.19	$4.78
Investor A	$1,000	$998.00	$8.42	$1,000	$1,016.50	$8.50

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 0.95% for Investor A and 1.69% for Investor C), multiplied by the average account value over the period, multiplied by 33/365 (to reflect the period the fund was open).
7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

16	BLACKROCK FUNDS II	MARCH 31, 2010

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to December 20, 2002, GNMA Portfolio’s BlackRock Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect BlackRock Shares fees.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Investor B Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived or reimbursed a portion of each Fund’s expenses. Without such waiver and reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2011. For BlackRock Bond Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Intermediate Government Bond Portfolio, BlackRock Long Duration Bond Portfolio and BlackRock Managed Income Portfolio, BlackRock Advisors, LLC has agreed to voluntarily waive or reimburse expenses for BlackRock Multi-Sector Bond Portfolio. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2009 and held through March 31, 2010, except for BlackRock MultiSector Bond Portfolio, which are based on a hypothetical investment of $1,000 invested on February 26, 2010 and held through March 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK FUNDS II	MARCH 31, 2010	17

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through borrowings, including participation in the Term Asset Backed Securities Loan Facility (“TALF”), or through entering into reverse repurchase agreements and treasury rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including options, foreign currency exchange contracts, financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A4,
5.17%, 1/01/18	USD	940	$1,034,800
AMRESCO Independence Funding, Inc., Series 2000-1A, Class A,
1.40%, 1/15/27(a)(b)		527	321,354
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(a)		7,210	7,230,078
Bear Stearns Asset Backed Securities Trust, Series 2006-3, Class A1,
0.40%, 8/25/36(b)		1,053	997,310
Chase Issuance Trust, Series 2009-A7, Class A7,
0.68%, 9/15/10(b)		10,475	10,490,627
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A,
0.36%, 3/25/37(b)		534	496,672
Conseco Financial Corp., Series 1996-7, Class A6,
7.65%, 10/15/27(b)		329	328,829
Countrywide Asset-Backed Certificates, Series 2007-12, Class 2A1,
0.60%, 5/25/29(b)		3,344	3,088,921
DT Auto Owner Trust, Series 2007-A, Class A3,
5.60%, 3/15/13(a)(c)		2,343	2,381,752
Ford Credit Auto Owner Trust:
Series 2009-A, Class A3B, 2.73%, 1/15/12(b)		18,730	19,198,492
Series 2007-A, Class A4B, 0.28%, 6/15/12(b)		5,300	5,283,634
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16	EUR	2,308	3,179,089
GSAA Trust, Series 2004-8, Class A3A,
0.62%, 9/25/34(b)	USD	218	160,803
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A,
1.25%, 1/15/24(a)(b)		207	153,847
Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3,
1.67%, 1/15/14		8,215	8,293,732
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2,
2.94%, 7/15/11		3,957	3,983,081
PECO Energy Transition Trust, Series 2001-A, Class A1,
6.52%, 9/01/10		1,760	1,804,302
PMC Capital LP, Series 1998-1, Class A,
2.25%, 4/01/21(a)(b)		625	437,567
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A1,
0.31%, 11/25/36(b)		448	439,959
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.55%, 1/25/18(b)		2,130	2,197,884
Series 2005-4, Class A2, 0.33%, 4/26/21(b)		2,291	2,283,248
Series 2008-5, Class A4, 1.95%, 7/25/23(b)		5,750	6,079,179
Series 2005-8, Class A4, 1.00%, 1/25/28(b)		7,725	7,532,596
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.65%, 1/21/11(a)(b)		2	1,767
Structured Asset Securities Corp., Series 2003-AL1, Class A,
3.36%, 4/25/31(a)		1,690	1,501,047
SWB Loan-Backed Certificates, Series 1999-1, Class A,
7.38%, 5/15/25(a)		619	519,939

Total Asset-Backed Securities — 9.5%			89,420,509

Corporate Bonds
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc.,
5.20%, 8/15/15(a)		715	743,652

Automobiles — 0.5%
Daimler Finance North America LLC:
4.88%, 6/15/10		2,000	2,014,494
5.75%, 9/08/11		2,300	2,424,301
6.50%, 11/15/13		475	526,604

			4,965,399

Beverages — 1.5%
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, 10/15/12		10,825	11,115,532
Bottling Group LLC,
6.95%, 3/15/14		1,450	1,678,678
PepsiCo, Inc.,
4.50%, 1/15/20		1,625	1,643,384

			14,437,594

Capital Markets — 2.7%
The Bank of New York Mellon Corp.,
4.30%, 5/15/14		2,370	2,494,885
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		5,075	5,455,250
5.38%, 3/15/20		3,200	3,170,403
Lehman Brothers Holdings, Inc.,
6.75%, 12/28/17(d)(e)		2,550	6,375
Morgan Stanley:
0.50%, 1/09/12(b)		3,650	3,608,711
6.60%, 4/01/12(f)		825	895,099
4.20%, 11/20/14		5,655	5,667,475
5.55%, 4/27/17		660	675,008
6.25%, 8/28/17		2,875	3,017,614

			24,990,820

Commercial Banks — 0.9%
Deutsche Bank AG,
5.38%, 10/12/12		3,175	3,455,181
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17		3,575	3,810,692
6.00%, 10/01/17		930	991,531

			8,257,404

Communications Equipment — 0.4%
Cisco Systems, Inc.,
4.45%, 1/15/20		3,866	3,844,571

Consumer Finance — 0.3%
SLM Corp.,
4.26%, 1/31/14(b)		3,850	3,259,448

Portfolios Abbreviations

To simplify the listings of Funds’ holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	EUR	Euro	JPY	Japanese Yen
	EURIBOR	Euro InterBank Offered Rate	LIBOR	London InterBank Offered Rate
	FGIC	Financial Guaranty Insurance Co.	OID	Original Issue Discount
	FSA	Financial Security Assurance	TBA	To-Be-Announced
	GBP	British Pound	USD	United States Dollar
	FSA	Financial Security Assurance	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	19

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Diversified Financial Services — 4.0%
Bank of America Corp.:
6.00%, 9/01/17	USD	2,400	$2,496,062
5.75%, 12/01/17		560	574,154
The Bear Stearns Cos. LLC:
5.50%, 8/15/11		1,850	1,950,050
6.95%, 8/10/12		3,575	3,960,524
BP Capital Markets Plc,
3.13%, 3/10/12		4,175	4,324,920
Countrywide Financial Corp.,
5.80%, 6/07/12(f)		3,120	3,316,566
Crown Castle Towers LLC,
6.11%, 1/15/20(a)		4,700	4,916,388
EnCana Holdings Finance Corp.,
5.80%, 5/01/14		1,040	1,148,230
General Electric Capital Corp.:
4.88%, 10/21/10		4,120	4,207,299
0.37%, 4/10/12(b)		1,025	1,010,155
5.50%, 1/08/20		5,650	5,764,497
TIAA Global Markets, Inc., 5.13%, 10/10/12(a)		3,925	4,216,847

			37,885,692

Diversified Telecommunication Services — 4.0%
AT&T, Inc.:
5.88%, 2/01/12		130	139,500
4.95%, 1/15/13		3,600	3,867,091
SingTel Optus Finance Pty Ltd.,
8.00%, 6/22/10(a)		1,425	1,443,350
Sprint Capital Corp.,
7.63%, 1/30/11		635	653,256
Telecom Italia Capital SA:
6.20%, 7/18/11		3,875	4,068,704
5.25%, 11/15/13		3,670	3,844,050
5.25%, 10/01/15		600	614,335
Telefonica Emisiones SAU:
5.98%, 6/20/11		3,500	3,679,190
5.86%, 2/04/13		1,875	2,038,727
6.42%, 6/20/16		2,275	2,527,345
Telefonica Europe BV,
7.75%, 9/15/10		540	556,322
TELUS Corp.,
8.00%, 6/01/11		1,876	2,018,985
Verizon Communications, Inc.:
8.75%, 11/01/18(f)		3,950	4,955,314
6.35%, 4/01/19		1,250	1,384,010
Verizon New Jersey, Inc.,
5.88%, 1/17/12		5,215	5,554,830

			37,345,009

Electric Utilities — 2.7%
Carolina Power & Light Co.,
5.30%, 1/15/19		2,425	2,551,081
Duke Energy Carolinas LLC,
5.25%, 1/15/18		925	974,180
EDP Finance BV,
5.38%, 11/02/12(a)(f)		8,435	8,962,904
NiSource Finance Corp.,
7.88%, 11/15/10		2,475	2,569,946
PacifiCorp,
5.50%, 1/15/19		3,600	3,849,466
PECO Energy Co.,
5.95%, 11/01/11		1,900	2,026,835
Progress Energy, Inc.,
7.10%, 3/01/11		3,914	4,116,158

			25,050,570

Energy Equipment & Services — 0.2%
Halliburton Co.,
5.50%, 10/15/10		1,925	1,977,984

Food & Staples Retailing — 0.6%
CVS Caremark Corp.:
0.55%, 6/01/10(b)		4,775	4,775,697
6.60%, 3/15/19		1,125	1,257,768

			6,033,465

Food Products — 1.1%
Kraft Foods, Inc.:
6.00%, 2/11/13		1,280	1,404,869
6.50%, 8/11/17		5,025	5,628,769
5.38%, 2/10/20		2,755	2,800,058
6.50%, 2/09/40		685	709,852

			10,543,548

Health Care Providers & Services — 0.5%
UnitedHealth Group, Inc.,
5.25%, 3/15/11		2,750	2,855,614
WellPoint, Inc.,
5.00%, 1/15/11		2,000	2,058,696

			4,914,310

Insurance — 3.3%
Hartford Life Global Funding Trusts,
0.44%, 6/16/14(b)		5,100	4,733,519
MetLife, Inc.,
7.72%, 2/15/19		2,800	3,269,454
Metropolitan Life Global Funding I:
2.88%, 9/17/12(a)		1,100	1,118,148
5.13%, 6/10/14(a)(f)		3,625	3,839,549
Monumental Global Funding Ltd.,
0.41%, 6/16/10(a)(b)		4,940	4,912,621
New York Life Global Funding,
5.25%, 10/16/12(a)		4,825	5,216,612
Pricoa Global Funding I,
5.40%, 10/18/12(a)		3,950	4,259,838
Prudential Financial, Inc.,
5.80%, 6/15/12		2,250	2,414,858
Teachers Insurance & Annuity Association of America,
6.85%, 12/16/39(a)		1,640	1,778,960

			31,543,559

Media — 2.7%
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/22		2,050	2,739,146
Comcast Cable Holdings LLC,
7.88%, 8/01/13		795	906,020
Comcast Corp.:
5.45%, 11/15/10		4,000	4,101,836
5.90%, 3/15/16		1,250	1,365,485
6.40%, 3/01/40		575	584,448
Cox Communications, Inc.:
7.75%, 11/01/10		3,695	3,833,514
7.13%, 10/01/12		900	1,005,895
8.38%, 3/01/39(a)		2,050	2,563,935
News America Holdings, Inc.:
9.50%, 7/15/24		575	727,783
8.50%, 2/23/25		675	799,949
News America, Inc.,
6.20%, 12/15/34		1,175	1,171,923
TCI Communications, Inc.,
8.75%, 8/01/15		965	1,171,358
Time Warner Cable, Inc.,
5.85%, 5/01/17		1,940	2,077,257
Time Warner, Inc.,
6.88%, 5/01/12		1,665	1,831,425
Turner Broadcasting System, Inc.,
8.38%, 7/01/13		300	343,374

			25,223,348

Multi-Utilities — 0.2%
CenterPoint Energy, Inc.,
6.50%, 5/01/18		1,500	1,588,307

Oil, Gas & Consumable Fuels — 3.3%
Canadian Natural Resources Ltd.:
5.70%, 5/15/17		1,010	1,077,732
6.50%, 2/15/37		1,500	1,591,608
Cenovus Energy, Inc.,
6.75%, 11/15/39(a)		2,500	2,711,413
ConocoPhillips:
8.75%, 5/25/10		2,400	2,428,154
4.60%, 1/15/15		5,100	5,469,684
Enterprise Products Operating LLC:
4.95%, 6/01/10		4,955	4,980,702
6.13%, 10/15/39		1,225	1,204,454
Rockies Express Pipeline LLC,
3.90%, 4/15/15(a)		1,825	1,799,915
Shell International Finance BV,
4.00%, 3/21/14		4,425	4,656,551

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Oil, Gas & Consumable Fuels (concluded)
Valero Energy Corp.,
6.63%, 6/15/37	USD 2,450	$2,330,087
XTO Energy, Inc.,
6.25%, 8/01/17	2,700	3,068,782

		31,319,082

Paper & Forest Products — 0.2%
International Paper Co.,
7.30%, 11/15/39	2,150	2,297,604

Pharmaceuticals — 3.2%
Abbott Laboratories,
5.60%, 5/15/11	1,315	1,381,961
Eli Lilly & Co.,
3.55%, 3/06/12	2,005	2,091,987
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13	2,000	2,167,802
Merck & Co., Inc.:
5.30%, 12/01/13	840	933,109
4.00%, 6/30/15	3,245	3,398,661
Novartis Capital Corp.,
1.90%, 4/24/13	7,525	7,520,756
Pfizer, Inc.,
5.35%, 3/15/15(f)	6,530	7,195,113
Roche Holdings, Inc.:
2.25%, 2/25/11(a)(b)	895	911,245
5.00%, 3/01/14(a)	4,050	4,374,522

		29,975,156

Software — 0.6%
Oracle Corp.:
5.00%, 1/15/11	3,825	3,955,746
5.75%, 4/15/18	1,320	1,447,787

		5,403,533

Tobacco — 0.5%
Philip Morris International, Inc.:
4.88%, 5/16/13	2,965	3,184,739
4.50%, 3/26/20	1,700	1,658,617

		4,843,356

Wireless Telecommunication Services — 1.9%
Cellco Partnership/Verizon Wireless Capital LLC,
3.75%, 5/20/11	9,510	9,806,027
Rogers Communications, Inc.,
6.25%, 6/15/13	2,625	2,892,863
Vodafone Group Plc:
4.15%, 6/10/14	5,125	5,321,928
5.00%, 9/15/15	110	116,376

		18,137,194

Total Corporate Bonds — 35.4%		334,580,605

Foreign Agency Obligations
Achmea Hypotheekbank NV,
3.20%, 11/03/14(a)	4,145	4,197,857
CDP Financial, Inc.,
3.00%, 11/25/14(a)	6,185	6,089,992
Dexia Credit Local SA,
2.00%, 3/05/13(a)	2,860	2,841,467
Eksportfinans ASA:
1.88%, 4/02/13	7,570	7,540,712
3.00%, 11/17/14	2,720	2,730,447
5.50%, 5/25/16	3,150	3,469,451
FIH Erhvervsbank A/S,
2.45%, 8/17/12(a)	9,230	9,367,278
Japan Finance Corp.,
2.00%, 6/24/11	2,775	2,802,589
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12	1,220	1,321,061
4.38%, 1/15/13	780	836,204
4.13%, 7/15/13	355	377,872
4.00%, 2/02/15	710	746,613
Petrobras International Finance Co.:
5.88%, 3/01/18	240	250,644
5.75%, 1/20/20	5,480	5,614,211
The Royal Bank of Scotland Plc,
2.63%, 5/11/12(a)	925	944,393

Total Foreign Agency Obligations — 5.2%		49,130,791

Foreign Government Obligations
Canada — 0.9%
Province of Ontario Canada:
1.88%, 11/19/12	3,750	3,777,228
4.10%, 6/16/14	4,410	4,711,159

		8,488,387

Mexico — 0.2%
Mexico Government International Bond:
5.63%, 1/15/17	360	385,200
7.50%, 4/08/33	200	238,500
United Mexican States,
5.13%, 1/15/20	1,300	1,313,000

		1,936,700

Total Foreign Government Obligations — 1.1%		10,425,087

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.2%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A,
3.82%, 10/25/34(b)	1,349	1,036,225
Bear Stearns Alt-A Trust:
Series 2004-13, Class A1, 0.99%, 11/25/34(b)	1,460	1,068,830
Series 2004-12, Class 1A1, 0.60%, 1/25/35(b)	1,156	825,435
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35	4,898	4,467,760
Series 2006-OA21, Class A1, 0.43%, 3/20/47(b)	2,452	1,312,481
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.79%, 2/25/35(b)	754	564,491
Series 2006-OA5, Class 2A1, 0.45%, 4/25/46(b)	1,001	503,880
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21	1,141	846,314
Deutsche Alt-A Securities, Inc.:
Series 2006-AR3, Class A3, 0.34%, 8/25/36(b)	185	183,696
Series 2006-OA1, Class A1, 0.45%, 2/25/47(b)	794	450,087
First Horizon Alternative Mortgage Securities, Series 2004-AA4, Class A1,
2.49%, 10/25/34(b)	2,516	2,056,785
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1,
5.25%, 7/25/35(b)	469	432,685
Homebanc Mortgage Trust, Series 2006-2, Class A1,
0.43%, 12/25/36(b)	2,070	1,395,025
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22	424	403,067
Series 2006-S2, Class 2A2, 5.88%, 7/25/36	535	490,547
MortgageIT Trust, Series 2004-1, Class A1,
0.64%, 11/25/34(b)	2,619	2,201,226

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	21

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Station Place Securitization Trust, Series 2009-1, Class A,
1.75%, 12/29/10(a)(b)	USD	5,255	$5,241,862
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-6, Class 4A1, 4.85%, 6/25/34(b)		5,843	5,449,064
Series 2004-13, Class A2, 0.55%, 9/25/34(b)		725	581,323
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A,
1.23%, 5/25/47(b)		1,191	707,328

			30,218,111

Commercial Mortgage-Backed Securities — 12.6%
Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2,
6.50%, 4/15/11		3,447	3,557,071
Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2,
7.32%, 10/15/32		1,434	1,451,439
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4,
5.89%, 8/15/17(b)		893	892,810
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B,
6.02%, 9/10/17(b)		3,730	3,666,210
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3,
5.09%, 7/10/37(b)		2,385	2,458,239
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2001-CF2, Class A4, 6.51%, 1/15/11		3,565	3,660,475
Series 2002-CKS4, Class A2, 5.18%, 8/15/12		4,050	4,257,271
Series 2002-CP5, Class A2, 4.94%, 12/15/35		6,185	6,485,497
First Union National Bank Commercial Mortgage:
Series 2000-C2, Class A2, 7.20%, 9/15/10		2,687	2,716,756
Series 2001-C3, Class A3, 6.42%, 6/15/11		6,279	6,545,449
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3,
6.27%, 12/10/35		4,850	5,154,925
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C2, Class A2, 7.46%, 6/16/10(b)		1,806	1,808,847
Series 2000-C3, Class A2, 6.96%, 11/15/10		5,603	5,709,652
Series 2003-C2, Class A2, 5.49%, 5/10/40(b)		5,830	6,215,087
Series 2004-C3, Class A3, 4.21%, 12/10/41		1,463	1,464,656
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A2,
5.89%, 7/10/38(b)(g)		19,500	20,183,298
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2,
5.78%, 8/10/45(b)(g)		18,253	18,948,680
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-CB9, Class A2, 5.11%, 5/12/11(b)		6,696	6,877,075
Series 2004-CB8, Class A1A, 4.16%, 4/12/14(a)		1,989	1,966,447
JPMorgan Commercial Mortgage Finance Corp., Series 1997-C5, Class E,
7.61%, 9/15/29		1,631	1,641,034
LB-UBS Commercial Mortgage Trust:
Series 2001-C3, Class A2, 6.37%, 12/15/28		6,505	6,794,727
Series 2007-C7, Class A3, 5.87%, 9/15/45(b)		4,825	4,749,606
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A3,
5.21%, 10/15/44(b)		2,270	2,299,576

			119,504,827

Interest Only Commercial Mortgage-Backed Securities — 0.1%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
1.99%, 5/25/36(a)(b)		22,376	565,335

Total Non-Agency Mortgage-Backed Securities — 15.9%			150,288,273

Preferred Securities Capital Trusts Banks — 0.4%
State Street Capital Trust III,
8.25%, 3/15/42(b)		4,220	4,367,742

Diversified Financial Services — 0.8%
Credit Suisse/Guernsey,
5.86%(b)(h)		4,610	4,321,875
General Electric Capital Corp.,
6.38%, 11/15/67(b)		75	70,406
JPMorgan Chase & Co.,
7.90%(b)(h)		3,000	3,198,300

			7,590,581

Insurance — 0.4%
Chubb Corp.,
6.38%, 3/29/67(b)		975	981,094
The Progressive Corp.,
6.70%, 6/15/37(b)		1,580	1,551,350
The Travelers Cos., Inc.,
6.25%, 3/15/37(b)		1,000	984,355

			3,516,799

Total Capital Trusts — 1.6%			15,475,122

Total Preferred Securities — 1.6%			15,475,122

Project Loans — 0.0%
Federal Housing Authority, USGI Project, Series 56,
7.46%, 1/01/23		100	99,493

Taxable Municipal Bonds
The Board of Trustees of The Leland Stanford Junior University,
3.63%, 5/01/14		2,030	2,109,089
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39		1,750	1,718,973
Port Authority of New York & New Jersey RB,
6.04%, 12/01/29		1,190	1,228,794
State of California GO,
7.30%, 10/01/39		2,410	2,418,122
State of California Various Purpose GO,
5.45%, 4/01/15		7,625	7,826,300
State of Texas GO,
5.52%, 4/01/39		4,180	4,154,251
State of Wisconsin RB (AGM Insured), Series A,
4.80%, 5/01/13		1,910	2,025,039
Yale University,
2.90%, 10/15/14		4,204	4,239,570

Total Taxable Municipal Bonds — 2.7%			25,720,138

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)			Value
Agency Obligations — 4.8%
Fannie Mae:
5.25%, 8/01/12-9/15/16	USD	10,100		$11,059,257
4.63%, 5/01/13(i)		2,065		2,204,429
2.63%, 11/20/14		6,525		6,525,417
Federal Farm Credit Bank, 2.63%, 4/17/14		14,000		14,137,074
Federal Home Loan Bank, 5.63%, 6/13/16		4,550		4,778,847
Small Business Administration, Series 2001-P10B, Class 1, 6.34%, 8/01/11(b)		116		121,750
Small Business Administration Participation Certificates:
Series 1992-20H, 7.40%, 8/01/12		155		160,466
Series 1996-20H, Class 1, 7.25%, 8/01/16		590		648,248
Tennessee Valley Authority, 5.25%, 9/15/39		5,425		5,364,663

				45,000,151

Collateralized Mortgage Obligations — 4.2%
Fannie Mae:
Series 2005-88, Class PA, 5.00%, 9/25/24		244		243,500
Series 2005-97, Class HM, 5.00%, 1/25/26		2,190		2,219,856
Series 2005-118, Class MC, 6.00%, 1/25/32		2,385		2,434,582
Series 2002-T6, Class A1, 3.31%, 2/25/32		1,096		1,064,197
Series 2005-109, Class PV, 6.00%, 10/25/32		8,528		9,238,327
Series 2005-118, Class WA, 6.00%, 10/25/33		2,466		2,517,482
Series 2005-29, Class AT, 4.50%, 4/25/35		1,258		1,326,128
Series 2005-29, Class WB, 4.75%, 4/25/35		4,618		4,871,326
Series 2005-62, Class CQ, 4.75%, 7/25/35		5,612		5,950,632
Freddie Mac:
Series 2626, Class NA, 5.00%, 6/15/23		2,325		2,354,674
Series 3294, Class NA, 5.50%, 7/15/27		3,329		3,387,203
Series 3207, Class NB, 6.00%, 11/15/30		3,900		3,996,574

				39,604,481

Federal Deposit Insurance Corporation Guaranteed — 5.0%
Citibank, N.A., 1.75%, 12/28/12		7,230		7,250,555
Citigroup Funding, Inc.:
2.13%, 7/12/12		4,420		4,499,259
1.88%, 10/22/12		9,335		9,409,475
General Electric Capital Corp.:
2.00%, 9/28/12		5,700		5,777,594
2.13%, 12/21/12		12,055		12,212,716
2.63%, 12/28/12		7,875		8,086,900

				47,236,499

Interest Only Collateralized Mortgage Obligations — 0.1%
Ginnie Mae, Series 2009-26, Class SC, 6.17%, 1/16/38(b)		7,556		887,752

Mortgage-Backed Securities — 21.4%
Fannie Mae Mortgage-Backed Securities:
6.00%, 5/01/16-4/01/35		9,549		10,373,589
4.00%, 4/01/25(j)		4,500		4,563,281
5.00%, 4/01/25-4/01/40(j)		11,800		12,443,000
5.50%, 4/01/25-6/01/40(j)		47,500		50,128,469
4.50%, 4/01/40-5/01/40(j)		88,100		88,291,156
6.00%, 4/01/40-6/01/40(j)		29,800		31,650,687
Freddie Mac Mortgage-Backed Securities:
5.00%, 4/01/25(j)		4,500		4,751,719
5.50%, 4/01/40(j)		100		105,594
Ginnie Mae Mortgage-Backed Securities, 6.00%, 4/01/40(j)		100		106,938

				202,414,433

Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 1989-16, Class B, 0.77%, 3/25/19(k)		47		43,488

Total U.S. Government Sponsored Agency Securities — 35.5%				335,186,804

U.S. Treasury Obligations
U.S. Treasury Bonds:
9.88%, 11/15/15		3,600		4,931,158
8.88%, 8/15/17(l)		63,150		86,041,875
8.75%, 5/15/20-8/15/20(i)(l)		10,100		14,246,673
8.13%, 5/15/21-8/15/21		21,445		29,379,277
8.00%, 11/15/21		13,300		18,121,250
4.63%, 2/15/40		4,800		4,731,000
U.S. Treasury Notes:
0.88%, 2/29/12(l)		66,620		66,482,097
1.00%, 3/31/12(l)		26,180		26,167,695
2.38%, 2/28/15(l)		49,880		49,537,325
2.50%, 3/31/15		6,930		6,910,527
3.63%, 2/15/20(l)		85,800		84,338,740
U.S. Treasury Strips, 0.00%, 8/15/20		18,785		12,120,852

Total U.S. Treasury Obligations — 42.7%				403,008,469

Total Long-Term Investments (Cost — $1,399,765,521) — 149.6%				1,413,335,291

Short-Term Securities
Borrowed Bond Agreements — 9.7%
Barclays Bank Plc
0.10%, 6/30/10		5,067		5,067,000
Barclays Bank Plc
0.14%, 6/30/10		86,358		86,357,620

Total Short-Term Securities (Cost — $91,424,625) — 9.7%				91,424,620

Options Purchased	Contracts
Exchange-Traded Put Options Purchased
3-month Euro-Dollar Futures, Strike Price USD 98.75, Expires 9/13/10		735		32,156

Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.120% and pay a floating rate based on 3-month LIBOR, Expires 4/26/10, Broker, Morgan Stanley Capital Services, Inc.		7,290	(m)	37,192
Receive a fixed rate of 1.150% and pay a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker, Deutsche Bank AG		8,180	(m)	246,516
Receive a fixed rate of 1.200% and pay a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker, Citibank, N.A.		8,180	(m)	276,418
Receive a fixed rate of 2.905% and pay a floating rate based on 3-month LIBOR, Expires 1/31/11, Broker, JPMorgan Chase Bank, N.A.		5,300	(m)	769,437
Receive a fixed rate of 4.185% and pay a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG		1,550	(m)	450,705
Receive a fixed rate of 4.250% and pay a floating rate based on 3-month LIBOR, Expires 5/14/10, Broker, Royal Bank of Scotland Plc		1,760	(m)	81,948

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	23

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Contracts(m)			Value
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 5.210% and pay a floating rate based on 3-month LIBOR, Expires 3/03/11, Broker, Goldman Sachs Bank USA		950		$813,959

				2,676,175

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 1.915% and receive a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker, Morgan Stanley Capital Services, Inc.		8,180		34,518
Pay a fixed rate of 1.945% and receive a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker, Citibank, N.A.		8,180		33,715
Pay a fixed rate of 2.905% and receive a floating rate based on 3-month LIBOR, Expires 1/31/11, Broker, JPMorgan Chase Bank, N.A.		5,300		504,936
Pay a fixed rate of 4.185% and receive a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG		1,550		603,159
Pay a fixed rate of 5.035% and receive a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker, JPMorgan Chase Bank, N.A.		8,820		4,334,080
Pay a fixed rate of 5.090% and receive a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International		1,390		664,417
Pay a fixed rate of 5.210% and receive a floating rate based on 3-month LIBOR, Expires 3/03/11, Broker, Goldman Sachs Bank USA		950		106,268
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.		12,530		228

				6,281,321

Total Options Purchased (Cost — $11,727,464) — 1.0%				8,989,652

Total Investments Before TBA Sale Commitments, Outstanding Options Written and Borrowed Bonds (Cost — $1,502,917,610*) — 160.3%				1,513,749,563

TBA Sale Commitments(j)	Par (000)
Fannie Mae Mortgage-Backed Securities:
5.00%, 4/01/25	USD	11,600		(12,234,375)
4.50%, 4/01/40		32,500		(32,603,906)
5.50%, 4/01/40		27,900		(29,415,156)
6.00%, 4/01/40		37,300		(39,619,594)
Freddie Mac Mortgage-Backed Securities, 5.00%, 4/01/25		4,500		(4,751,719)

Total TBA Sale Commitments (Proceeds — $118,647,314) — (12.6)%				(118,624,750)

Options Written	Contracts
Exchange-Traded Put Options Written
3-month Euro-Dollar Futures, Strike Price USD 98.25, Expires 9/13/10		735		(13,781)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA		940	(m)	(11,408)

Options Written	Contracts(m)			Value
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.		940		$(23,342)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.		1,180		(42,135)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.		1,900		(67,845)
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker, Morgan Stanley Capital Services, Inc.		3,100		(282,677)
Pay a fixed rate of 4.123% and receive a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker, Morgan Stanley Capital Services, Inc.		910		(237,265)
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker, Citibank, N.A.		1,650		(1,242,415)
Pay a fixed rate of 4.820% and receive a floating rate based on 3-month LIBOR, Expires 5/04/10, Broker, Goldman Sachs Bank USA		1,630		(1,332,268)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG		950		(457,742)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		1,550		(789,400)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG		2,000		(1,037,050)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.		2,200		(1,580,767)

				(7,104,314)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA		940		(47,079)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.		940		(34,742)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.		1,180		(71,833)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.		1,900		(115,664)
Receive a fixed rate of 4.123% and pay a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker, Morgan Stanley Capital Services, Inc.		910		(170,417)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker, Morgan Stanley Capital Services, Inc.		3,100		(41,395)
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker, Citibank, N.A.		1,650		(11,416)

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

		Contracts(m)	Value
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.820% and pay a floating rate based on 3-month LIBOR, Expires 5/04/10, Broker, Goldman Sachs Bank USA		1,630	$(510)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG		950	(723,104)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		1,550	(929,556)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG		2,000	(1,181,453)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.		2,200	(412,403)
Receive a fixed rate of 6.035% and pay a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker, JPMorgan Chase Bank, N.A.		8,820	(2,155,247)
Receive a fixed rate of 6.090% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International		1,390	(331,580)

			(6,226,399)

Total Options Written (Premiums Received — $ 18,976,444) — (1.4)%			(13,344,494)

		Par (000)
Borrowed Bonds
U.S. Treasury Bonds,
9.88%, 11/15/15	USD	(3,600)	(4,931,158)
8.88%, 8/15/17		(63,150)	(86,041,875)

Total Borrowed Bonds (Proceeds — $91,264,276) — (9.6)%			(90,973,033)

Total Investments Net of TBA Sale Commitments, Outstanding Options Written and Borrowed Bonds — 136.7%			1,290,807,286
Liabilities in Excess of Other Assets — (36.7)%			(346,269,565)

Net Assets — 100.0%			$944,537,721

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,503,004,205

Gross unrealized appreciation	$27,866,667
Gross unrealized depreciation	(17,121,309)

Net unrealized appreciation	$10,745,358

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	Security held as collateral in connection with the Term Asset-Backed Securities Loan Facility (“TALF”) program.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(j)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
BNP Paribas	$(45,997,313)	$(51,758)
Citibank, N.A.	$5,824,688	$14,324
Credit Suisse International	$25,711,312	$(115,383)
Deutsche Bank AG	$(4,764,281)	$(9,878)
First Union Capital Markets	$12,339,844	$(25,593)
Goldman Sachs Bank USA	$53,415,656	$(117,352)
Morgan Stanley Capital Services, Inc.	$26,886,188	$(55,906)

(k)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(l)	All or a portion of security pledged as collateral for reverse repurchase agreements. (m) One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of March 31, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Capital Plc	-0.12%	3/31/10	4/01/10	$47,082,843	$47,083,000
Barclays Capital Plc	-0.02%	4/01/10	4/06/10	$47,202,369	47,202,500
Credit Suisse International	0.19%	1/26/10	6/30/10	$89,667,355	89,594,062
Royal Bank of Scotland Plc	0.00%	3/31/10	4/01/10	$11,985,000	11,985,000
Bank of America, N.A.	0.18%	3/04/10	Open	$2,917,894	2,917,500
Bank of America, N.A.	0.20%	3/18/10	Open	$19,976,443	19,975,000
Bank of America, N.A.	0.05%	3/24/10	Open	$27,965,272	27,965,000
Barclays Capital Plc	0.12%	3/05/10	Open	$24,032,083	24,030,000
Barclays Capital Plc	0.10%	3/31/10	Open	$13,000,000	13,000,000
JPMorgan Chase Bank, N.A.	0.15%	3/08/10	Open	$25,914,833	25,912,350

Total					$309,664,412

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 12,456,375	USD	11,771,675	Citibank, N.A.	4/21/10	$492,634
USD 148,252	CAD	156,875	Citibank, N.A.	4/21/10	(6,204)
USD 11,757,851	CAD	12,299,500	Goldman Sachs Bank USA	4/21/10	(352,002)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	25

Schedule of Investments (continued)	BlackRock Bond Portfolio

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,099,254	EUR	2,291,500	Citibank, N.A.	5/26/10	$4,105

Total					$138,533

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation
1,382	U.S. Treasury Notes (5 Year)	June 2010	$158,714,062	$(795,269)

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
1,257	U.S. Treasury Notes (2 Year)	June 2010	$272,710,078	$218,430
32	U.S. Treasury Notes (10 Year)	June 2010	$3,720,000	(2,891)
319	U.S. Treasury Bonds (30 Year)	June 2010	$37,043,875	260,825
118	Ultra Treasury Bonds	June 2010	$14,156,313	70,831

Total				$547,195

•	Interest rate swaps outstanding as of March 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.90%(a)	3-month LIBOR	Barclays Bank Plc	September 2010	USD	34,700	$447,350
4.51%(a)	3-month LIBOR	UBS AG	September 2010	USD	24,600	508,315
1.12%(b)	3-month LIBOR	BNP Paribas	January 2012	USD	83,300	(243,051)
1.14%(a)	3-month LIBOR	BNP Paribas	February 2012	USD	42,700	109,368
1.10%(a)	3-month LIBOR	Deutsche Bank AG	February 2012	USD	41,000	68,480
4.20%(a)	3-month LIBOR	Credit Suisse International	December 2012	USD	50,000	4,096,695
2.25%(b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	12,920	(297,241)
3.05%(b)	3-month LIBOR	Credit Suisse International	August 2014	USD	50,600	(1,477,954)
2.85%(b)	3-month LIBOR	Deutsche Bank AG	August 2014	USD	11,700	(221,323)
2.79%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	November 2014	USD	6,640	(128,440)
2.56%(b)	3-month LIBOR	Bank of America, N.A.	March 2015	USD	26,400	123,177
2.62%(b)	3-month LIBOR	Barclays Bank Plc	March 2015	USD	19,600	33,548
2.75%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2015	USD	6,500	(13,465)
2.73%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	USD	17,300	(11,043)
2.72%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	April 2015	USD	17,800	—
3.22%(a)	3-month LIBOR	Citibank, N.A.	May 2019	USD	3,600	(92,702)
3.80%(a)	3-month LIBOR	Deutsche Bank AG	June 2019	USD	15,200	285,226
3.68%(a)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	24,500	(3,850)
3.50%(a)	3-month LIBOR	Citibank, N.A.	September 2019	USD	11,800	(194,202)
3.50%(a)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	17,200	(303,240)
3.47%(a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	USD	24,000	(488,598)
5.49%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	October 2019	USD	22,200	(2,857,088)
3.50%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	November 2019	USD	3,400	29,721
3.46%(b)	3-month LIBOR	Bank of America, N.A.	November 2019	USD	6,050	74,602
3.31%(a)	3-month LIBOR	Barclays Bank Plc	December 2019	USD	34,500	(921,194)
3.31%(a)	3-month LIBOR	Royal Bank of Scotland Plc	December 2019	USD	5,300	(140,415)
3.40%(b)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	14,900	288,859

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.62%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	10,000	$(8,754)
3.50%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	4,400	(51,586)
5.67%(b)	3-month LIBOR	Citibank, N.A.	January 2020	USD	12,500	(1,499,971)
3.89%(a)	3-month LIBOR	BNP Paribas	January 2020	USD	10,700	187,579
3.88%(a)	3-Month LIBOR	Morgan Stanley Capital Services, Inc.	January 2020	USD	10,300	177,637
3.93%(a)	3-month LIBOR	BNP Paribas	January 2020	USD	13,200	274,309
3.89%(a)	3-month LIBOR	Credit Suisse International	January 2020	USD	15,600	266,398
4.87%(b)	3-month LIBOR	Deutsche Bank AG	February 2020	USD	26,000	(1,384,365)
3.71%(b)	3-month LIBOR	Deutsche Bank AG	February 2020	USD	22,700	57,577
3.78%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	USD	9,500	(32,958)
3.87%(a)	3-Month LIBOR	Deutsche Bank AG	February 2020	USD	3,500	32,976
3.87%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	USD	4,900	47,007
3.75%(a)	3-month LIBOR	Royal Bank of Scotland Plc	February 2020	USD	17,800	(11,640)
3.68%(a)	3-month LIBOR	BNP Paribas	March 2020	USD	14,000	(97,170)
3.70%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	11,800	71,293
3.65%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD	10,200	(101,833)
3.64%(b)	3-month LIBOR	Royal Bank of Scotland Plc	March 2020	USD	18,600	211,028
3.73%(b)	3-month LIBOR	Barclays Bank Plc	March 2020	USD	5,100	19,253
3.33%(a)	3-month LIBOR	Citibank, N.A.	March 2020	USD	11,700	123,890
3.77%(a)	3-month LIBOR	Citibank, N.A.	March 2020	USD	11,900	(10,556)
3.67%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	11,800	(122,116)
3.68%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	5,300	50,980
3.71%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	12,500	91,633
3.75%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	6,300	30,506
3.83%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD	5,100	(9,829)
3.81%(b)	3-month LIBOR	UBS AG	April 2020	USD	7,500	—
4.42%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	13,505	(568,561)
4.24%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	4,060	(123,627)
5.41%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2022	USD	6,610	936,408
4.35%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD	7,700	136,144
4.44%(b)	3-month LIBOR	Royal Bank of Scotland Plc	January 2040	USD	6,200	23,628
4.52%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2040	USD	4,900	33,132
3.50%(b)	3-month LIBOR	Barclays Bank Plc	March 2040	USD	2,700	451,662

Total						$(2,128,391)

(a)	Fund pays floating interest rate and receives fixed rate.

(b)	Fund pays fixed interest rate and receives floating rate.

(c)	Fund pays fixed interest rate and receives floating rate at expiration date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	27

Schedule of Investments (concluded)	BlackRock Bond Portfolio

•	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Rogers Cable, Inc.	1.02%	Morgan Stanley Capital Services, Inc.	December 2014	BBB	USD1,900	$4,327

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	—	$87,986,035	$1,434,474	$89,420,509
Corporate Bonds	—	334,580,605	—	334,580,605
Foreign Agency Obligations	—	49,130,791	—	49,130,791
Liabilities:
Foreign Government Obligations	—	10,425,087	—	10,425,087
Non-Agency Mortgage-Backed Securities	—	145,046,411	5,241,862	150,288,273
Preferred Securities	—	15,475,122	—	15,475,122
Project Loans	—	—	99,493	99,493
Taxable Municipal Bonds	—	25,720,138	—	25,720,138
U.S. Government Sponsored Agency Securities	—	335,186,804	—	335,186,804
U.S. Treasury Obligations	—	403,008,469	—	403,008,469
Short-Term Securities	—	91,424,620	—	91,424,620
TBA Sale Commitments	—	(118,624,750)	—	(118,624,750)

Total	—	$1,379,359,332	$6,775,829	$1,386,135,161

	Other Financial Instruments[3]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$582,242	$18,746,943	—	$19,329,185
Liabilities	(811,941)	(147,419,994)	$(692,188)	(148,924,123)

Total	$(229,699)	$(128,673,051)	$(692,188)	$(129,594,938)

3	Other financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts, swaps, borrowed bonds and TALF loans. Foreign currency exchange contracts, financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased, options written, borrowed bonds and TALF loans which are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Other Financial Instruments[4]	Total
Balance, as of September 30, 2009	$8,739,763	—	$313,171	$(17,486,206)	$(8,433,272)
Accrued discounts/ premiums	769	$26,275	31	—	27,075
Realized gain/loss	447	—	1,325	—	1,772
Change in unrealized appreciation/ depreciation[5]	173,612	(13,138)	803	249,328	410,605
Net purchases/ sales	52,479	5,228,725	(215,837)	—	5,065,367
Transfers in/out of Level 3	(7,532,596)	—	—	16,544,690	9,012,094

Balance, as of March 31, 2010	$1,434,474	$5,241,862	$99,493	$(692,188)	$6,083,641

4	Other financial instruments are swaps and TALF loans.

5	The change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $410,605, which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities — 0.0%
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.65%, 1/21/11(a)(b)	$1		$536

Project Loans — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22	3		2,742

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 6.6%
Fannie Mae:
Series 2003-9, Class EA, 4.50%, 10/25/17	11,880		12,410,881
Series 1996-48, Class Z, 7.00%, 11/25/26	1,577		1,759,920
Series 2002-70, Class QG, 5.50%, 6/25/31	29,061		30,155,162
Freddie Mac, Series 3033, Class HE,
4.50%, 9/15/18	15,848		16,424,196
Ginnie Mae:
Series 2004-44, Class PB, 5.50%, 9/20/29	9,173		9,221,771
Series 2004-34, Class PC, 5.50%, 10/20/29	2,714		2,721,499
Series 2005-91, Class UP, 13.84%, 9/16/31(b)	3,603		3,936,778
Series 2002-45, Class PG, 6.00%, 3/17/32	6,426		6,899,362
Series 2004-83, Class CD, 11.68%, 10/20/34(b)	516		544,043

			84,073,612

Interest Only Collateralized Mortgage Obligations — 1.1%
Ginnie Mae:
Series 2006-69, Class SD, 7.11%, 12/20/36(b)	6,350		787,514
Series 2007-1, Class S, 5.96%, 1/20/37(b)	16,612		1,568,734
Series 2007-5, Class SA, 7.12%, 2/20/37(b)	25,527		3,252,074
Series 2007-8, Class SD, 5.96%, 3/20/37(b)	8,012		789,408
Series 2007-19, Class SJ, 5.96%, 4/20/37(b)	5,182		489,307
Series 2007-45, Class QB, 6.36%, 7/20/37(b)	16,591		1,717,797
Series 2007-40, Class SG, 6.44%, 7/20/37(b)	19,090		2,003,584
Series 2009-26, Class SC, 6.17%, 1/16/38(b)	24,287		2,853,489

			13,461,907

Mortgage-Backed Securities — 225.1%
Fannie Mae Mortgage-Backed Securities:
8.00%, 8/01/14	25		26,859
5.00%, 1/01/21-3/01/21	92		97,386
5.50%, 1/01/22-4/01/35	3,359		3,560,370
4.50%, 4/01/25-5/01/40(c)	194,700		195,081,813
5.00%, 4/01/25-4/01/40(c)	175,700		181,340,344
6.00%, 10/01/37-10/01/38	42,923		45,732,007
4.00%, 4/01/40(c)	4,700		4,557,531
6.50%, 4/01/40-6/01/40(c)	595,900		643,494,437
5.50%, 5/01/40(c)	33,600		35,290,500
6.00%, 5/01/40(c)	24,100		25,523,406
Freddie Mac Mortgage-Backed Securities:
6.00%, 11/01/13-8/01/16	24		26,071
9.00%, 12/01/19(d)	—		346
5.50%, 1/01/22-5/01/22	272		292,180
7.50%, 2/01/27-3/01/27	6		6,703
8.00%, 10/17/30-3/17/32	9,298		10,502,519
4.50%, 10/01/35	122		122,684
Ginnie Mae Mortgage-Backed Securities:
11.00%, 9/15/10(d)	—		258
17.00%, 11/15/11-12/15/11	12		12,369
16.00%, 3/15/12-4/15/12	10		11,083
12.00%, 2/15/13-6/15/15	14		15,236
11.50%, 4/15/13-12/15/15	23		25,172
14.50%, 4/15/13	7		8,115
15.00%, 6/15/13	12		14,006
10.00%, 2/15/16-6/15/18	174		190,295
9.50%, 3/15/16-9/15/22	510		583,184
9.00%, 4/15/16-10/15/21	241		272,948
6.50%, 5/15/16-3/20/40	17,469		19,127,350
8.50%, 6/15/16-2/15/25	188		213,321
5.50%, 7/15/16-1/20/40	130,574		138,402,138
6.00%, 7/15/16-3/20/40	316,215		340,267,545
8.00%, 1/15/17-5/15/30	400		456,699
7.00%, 9/15/17-5/15/32	2,627		2,939,575
7.50%, 2/15/22-9/15/30	1,229		1,387,649
5.00%, 11/15/32-12/15/39(e)	235,495		245,510,915
4.50%, 12/15/34-8/15/39	137,110		139,030,619
4.00%, 4/01/40(c)	25,500		24,950,156
4.50%, 4/01/40(c)	306,500		310,090,875
5.00%, 4/01/40(c)	106,300		110,365,238
5.50%, 4/01/40(c)	210,100		222,083,781
6.00%, 4/01/40(c)	62,700		66,971,438
6.50%, 4/01/40(c)	79,300		85,495,313

			2,854,080,434

Total U.S. Government Sponsored Agency Securities — 232.8%			2,951,615,953

U.S. Treasury Obligations
U.S. Treasury Notes:
1.00%, 3/31/12	50,000		49,976,500
3.63%, 2/15/20(f)	21,650		21,281,279

Total U.S. Treasury Obligations — 5.6%			71,257,779

Total Long-Term Investments (Cost — $3,002,503,040) — 238.4%			3,022,877,010

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11%(g)(h)	140,419,677		140,419,677

Total Short-Term Securities (Cost — $140,419,677) — 11.1%			140,419,677

	Contracts
Options Purchased
Exchange-Traded Put Options Purchased
3-month Euro-Dollar Futures, Strike Price USD
98.75, Expires 9/13/10	1,182		51,713

Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 3.370% and pay a floating rate based on 3-month LIBOR, Expires 4/06/10, Broker, Barclays Bank Plc	2,750	(i)	58

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	29

Schedule of Investments (continued)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

	Contracts (i)		Value
Options Purchased
Receive a fixed rate of 4.250% and pay a floating rate based on 3-month LIBOR, Expires 5/21/10, Broker, Goldman Sachs Bank USA	2,860		$163,608

			163,666

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 7/26/10, Broker, Credit Suisse International	41,500		613,216
Pay a fixed rate of 5.090% and receive a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International	1,720		822,156

			1,435,372

Total Options Purchased (Cost — $5,150,998) — 0.1%			1,650,751

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $3,148,073,715*) — 249.6%			3,164,947,438

	Par (000)
TBA Sale Commitments(c)
Fannie Mae Mortgage-Backed Securities:
4.50%, 4/01/40	$178,900		(179,291,344)
5.00%, 4/01/40	144,100		(148,648,156)
5.50%, 4/01/40	30,000		(31,509,375)
6.00%, 4/01/40	42,900		(45,433,781)
6.50%, 4/01/40	595,900		(643,494,438)
Ginnie Mae Mortgage-Backed Securities:
4.50%, 5/01/39-4/01/40	125,600		(126,760,750)
4.00%, 4/01/40	25,000		(24,460,938)
5.00%, 4/01/40	39,000		(40,535,820)
5.50%, 4/01/40	92,400		(97,631,875)
6.00%, 4/01/40	146,900		(157,091,187)

Total TBA Sale Commitments (Proceeds — $1,496,490,371) — (117.9)%			(1,494,857,664)

	Contracts
Options Written
Exchange-Traded Put Options Written
3-month Euro-Dollar Futures, Strike Price USD 98.25, Expires 9/13/10	1,182		(22,163)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.700% and receive a floating rate based on 3-month LIBOR, Expires 7/26/10, Broker, Credit Suisse International	6,000	(i)	(533,216)
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 1/27/15, Broker, Citibank, N.A.	860	(i)	(512,729)

			(1,045,945)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 4.200% and pay a floating rate based on 3-month LIBOR, Expires 7/26/10, Broker, Credit Suisse International	6,000	(i)	(715,804)
Receive a fixed rate of 5.250% and pay a floating rate based on 3-month LIBOR, Expires 1/27/15, Broker, Citibank, N.A.	860	(i)	(548,259)
Receive a fixed rate of 6.090% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International	1,720		(410,301)

			(1,674,364)

Total Options Written (Premiums Received — $ 4,372,335) — (0.2)%			(2,742,472)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 131.5%			1,667,347,302
Liabilities in Excess of Other Assets — (31.5)%			(399,519,002)

Net Assets — 100.0%			$1,267,828,300

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,148,190,436

Gross unrealized appreciation	$23,889,262
Gross unrealized depreciation	(7,132,260)

Net unrealized appreciation	$16,757,002

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$157,240,500	$(38,777)
BNP Paribas	$(103,156,250)	$468,750
Citibank, N.A.	$167,232,000	$(593,922)
Credit Suisse International	$95,172,438	$(99,406)
Deutsche Bank AG	$(30,236,031)	$(33,957)
Goldman Sachs Bank USA	$23,675,773	$152,952
JPMorgan Chase Bank, N.A.	$(12,784,374)	$21,079
Morgan Stanley Capital Services, Inc.	$113,243,112	$1,408,206

(d)	Par is less than $500.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(f)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(g)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$98,996,108	$1,277	$181,717

(h)	Represents the current yield as of report date.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock GNMA Portfolio

(i)	One contract represents a notional amount of $10,000.

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
86	U.S. Treasury Notes (2 Year)	June 2010	$18,657,969	$(14,571)
350	U.S. Treasury Notes (5 Year)	June 2010	$40,195,312	80,154
622	U.S. Treasury Notes (10 Year)	June 2010	$72,307,500	28,938

Total				$94,521

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
73	Euro Dollar Futures	June 2010	$18,182,475	$(8,012)
73	Euro Dollar Futures	September 2010	$18,152,363	(8,212)
73	Euro Dollar Futures	December 2010	$18,098,525	(5,827)
73	Euro Dollar Futures	March 2011	$18,034,650	(4,215)
48	Euro Dollar Futures	June 2011	$11,813,400	(1,100)
48	Euro Dollar Futures	September 2011	$11,769,600	(1,175)
48	Euro Dollar Futures	December 2011	$11,727,000	251
48	Euro Dollar Futures	March 2012	$11,689,800	2,438

Total				$(25,852)

•	Interest rate swaps outstanding as of March 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.60%(a)	3-month LIBOR	Deutsche Bank AG	February 2011	USD	31,100	$357,339
2.43%(b)	3-month LIBOR	Deutsche Bank AG	April 2014	USD	15,800	(253,075)
3.17%(a)	3-month LIBOR	Bank of America, N.A.	March 2019	USD	3,800	(143,308)
2.95%(b)	3-month LIBOR	Goldman Sachs Bank USA	April 2019	USD	25,600	1,131,299
3.73%(a)	3-month LIBOR	Citibank, N.A.	June 2019	USD	9,200	135,688
3.79%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2019	USD	20,000	347,120
3.71%(b)	3-month LIBOR	Deutsche Bank AG	February 2020	USD	9,600	24,350
3.86%(b)	3-month LIBOR	Citibank, N.A.	March 2020	USD	40,700	(192,561)
3.82%(b)	3-month LIBOR	Royal Bank of Scotland Plc	April 2020	USD	41,000	—
4.46%(b)	3-month LIBOR	Goldman Sachs Bank USA	January 2040	USD	8,600	$7,916
3.50%(b)	3-month LIBOR	Barclays Bank Plc	March 2040	USD	2,000	337,366
4.53%(a)	3-month LIBOR	Citibank, N.A.	March 2040	USD	4,200	28,120
4.53%(a)	3-month LIBOR	Deutsche Bank AG	March 2040	USD	8,200	55,177
4.49%(a)	3-month LIBOR	Deutsche Bank AG	March 2040	USD	2,200	(1,472)
4.53%(b)	3-month LIBOR	Deutsche Bank AG	March 2040	USD	4,100	(24,830)
4.54%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2040	USD	2,800	(19,312)

Total						$1,789,817

(a)	Fund pays floating interest rate and receives fixed rate.

(b)	Fund pays fixed interest rate and receives floating rate.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	31

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	—	—	$536	$536
Project Loans	—	—	2,742	2,742
U.S. Government Sponsored Agency Securities	—	$2,951,615,953	—	2,951,615,953
U.S. Treasury Obligations	—	71,257,779	—	71,257,779
Short-Term Securities	$140,419,677	—	—	140,419,677
Liabilities:
TBA Sale Commitments	—	(1,494,857,664)	—	(1,494,857,664)

Total	$140,419,677	$1,528,016,068	$3,278	$1,668,439,023

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$163,494	$4,023,413	—	$4,186,907
Liabilities	(65,275)	(3,354,867)	—	(3,420,142)

Total	$98,219	$668,546	—	$766,765

1	Other financial instruments are financial futures contracts, swaps, options purchased and options written. Financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased and options written which are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Project Loans	Total
Balance, as of September 30, 2009	$536	$2,838	$3,374
Accrued discounts/premiums	—	(2)	(2)
Realized gain/loss	—	(1)	(1)
Change in unrealized appreciation/depreciation[2]	—	4	4
Net purchases/sales	—	(97)	(97)
Transfers in/out of Level 3	—	—	—

Balance, as of March 31, 2010	$536	$2,742	$3,278

2	The change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $4 which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)			Value
Asset-Backed Securities
Bear Stearns Asset-Backed Securities Trust, Series 2007-2, Class A1,
0.44%, 1/25/47(a)	USD	253		$227,215
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A,
0.36%, 3/25/37(a)		60		56,227
Countrywide Asset-Backed Certificates, Series 2006-20, Class 2A1,
0.30%, 4/25/28(a)		80		79,088
Morgan Stanley ABS Capital I, Series 2006-HE7, Class A2A,
0.30%, 9/25/36(a)		27		27,035
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A1,
0.31%, 11/25/36(a)		83		81,537
Structured Asset Securities Corp.:
Series 2006-BC3, Class A2, 0.30%, 10/25/36(a)		148		146,180
Series 2007-WF2, Class A2, 0.95%, 8/25/37(a)		256		252,798

Total Asset-Backed Securities — 0.0%				870,080

Corporate Bonds
Banks — 0.0%
International Bank for Reconstruction & Development,
3.81%, 12/10/13(a)		265		263,988
Diversified Financial Services — 0.2%
The Bear Stearns Cos. LLC,
4.52%, 3/10/14(a)		340		336,430
GMAC, Inc.,
6.88%, 9/15/11		5,000		5,081,250

				5,417,680

Total Corporate Bonds — 0.2%				5,681,668

Foreign Government Obligations
France — 2.5%
France Government Bond O.A.T.,
3.00%, 7/25/12	EUR	40,800		69,947,632

Greece — 0.1%
Hellenic Republic Government Bond,
2.30%, 7/25/30		3,565		3,592,817

Italy — 4.8%
Italy Buoni Poliennali del Tesoro:
0.95%, 9/15/10		34,925		52,664,859
1.85%, 9/15/12		55,795		83,235,761

				135,900,620

Total Foreign Government Obligations — 7.4%				209,441,069

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.1%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB4, Class A3,
6.16%, 5/12/34	USD	435		462,702
LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A3,
4.25%, 7/15/27		2,217		2,262,405

Total Non-Agency Mortgage-Backed Securities — 0.1%				2,725,107

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities,
3.48%, 6/01/34(a)		181		187,732

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27(b)		203,086		239,972,668
2.00%, 1/15/26		55,535		60,306,368
1.75%, 1/15/28		110,220		107,908,200
3.63%, 4/15/28		56,111		91,636,945
2.50%, 1/15/29		100,641		107,354,040
3.88%, 4/15/29(b)		68,898		115,251,188
3.38%, 4/15/32		6,813		10,084,714
2.13%, 2/15/40		130,428		129,610,324
U.S. Treasury Inflation Indexed Notes:
3.50%, 1/15/11		210		270,675
2.38%, 4/15/11-1/15/17(b)		57,011		65,565,982
3.38%, 1/15/12		19,312		25,219,325
2.00%, 4/15/12-1/15/16(c)		220,278		260,935,236
3.00%, 7/15/12		282,861		367,162,936
0.63%, 4/15/13		1,932		2,018,477
1.88%, 7/15/13-7/15/19		278,682		328,779,341
1.25%, 4/15/14		143,666		152,021,978
1.63%, 1/15/15-1/15/18		47,763		50,833,554
2.50%, 7/15/16		63,076		73,930,662
2.63%, 7/15/17		59,114		67,918,937
1.38%, 7/15/18-1/15/20		206,371		202,757,132
2.13%, 1/15/19		56,060		59,591,625
U.S. Treasury Notes, 2.25%, 5/31/14(c)		9,975		9,988,247

Total U.S. Treasury Obligations — 89.3%				2,529,118,554

Total Long-Term Investments (Cost — $2,722,072,990) — 97.0%				2,748,024,210

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11%(d)(e)		143,584,127		143,584,127

Total Short-Term Securities (Cost — $143,584,127) — 5.1%				143,584,127

	Contracts
Options Purchased
Exchange-Traded Put Options Purchased
3-month Euro-Dollar Futures, Strike Price USD 98.75, Expires 9/13/10		3,351		146,606

Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.000% and pay a floating rate based on 3-Month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.		25,000	(f)	1,778,065
Receive a fixed rate of 4.185% and pay a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG		3,500	(f)	1,017,721

				2,795,786

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 2.000% and receive a floating rate based on 3-Month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.		25,000	(f)	451,968
Pay a fixed rate of 4.185% and receive a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG		3,500	(f)	1,361,971
Pay a fixed rate of 4.650% and receive a floating rate based on 3-Month LIBOR, Expires 4/29/10, Broker, Royal Bank of Scotland Plc		5,000	(f)	2,677

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	33

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

	Contracts		Value
Options Purchased
Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 5.400% and receive a floating rate based on 3-Month LIBOR, Expires 4/29/10, Broker, Royal Bank of Scotland Plc	32,500	(f)	$33

			1,816,649

Total Options Purchased (Cost — $6,983,146) — 0.2%			4,759,041

Total Investments Before Outstanding Options Written (Cost — $2,872,640,263*) — 102.3%			2,896,367,378

Options Written
Exchange-Traded Put Options Written
3-month Euro-Dollar Futures, Strike Price USD 98.25, Expires 9/13/10	3,351		(62,831)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA	2,750	(f)	(33,375)
Pay a fixed rate of 3.650% and receive a floating rate based on 3-Month LIBOR, Expires 4/29/10, Broker, Royal Bank of Scotland Plc	2,500	(f)	(67,939)
Pay a fixed rate of 4.300% and receive a floating rate based on 3-Month LIBOR, Expires 2/24/11, Broker, Morgan Stanley Capital Services, Inc.	5,000	(f)	(1,698,531)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	3,500	(f)	(1,782,517)
Pay a fixed rate of 4.950% and receive a floating rate based on 3-month LIBOR, Expires 12/08/14, Broker, Deutsche Bank AG	2,000	(f)	(999,827)
Pay a fixed rate of 5.240% and receive a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG	2,500	(f)	(1,475,103)
Pay a fixed rate of 5.390% and receive a floating rate based on 3-Month LIBOR, Expires 1/06/15, Broker, Deutsche Bank AG	1,500	(f)	(968,917)

			(7,026,209)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.750% and pay a floating rate based on 3-Month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.	12,500	(f)	(101,111)
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA	2,750	(f)	(137,731)
Receive a fixed rate of 4.150% and pay a floating rate based on 3-Month LIBOR, Expires 4/29/10, Broker, Royal Bank of Scotland Plc	2,500	(f)	(47,681)
Receive a fixed rate of 4.300% and pay a floating rate based on 3-Month LIBOR, Expires 2/24/11, Broker, Morgan Stanley Capital Services, Inc.	5,000	(f)	(1,667,114)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	3,500	(f)	(2,098,998)
Receive a fixed rate of 4.950% and pay a floating rate based on 3-month LIBOR, Expires 12/08/14, Broker, Deutsche Bank AG	2,000	(f)	(1,477,970)
Receive a fixed rate of 5.240% and pay a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG	2,500	(f)	(1,617,240)

	Contracts(f)
Receive a fixed rate of 5.390% and pay a floating rate based on 3-Month LIBOR, Expires 1/06/15, Broker, Deutsche Bank AG	1,500		(884,685)

			(8,032,530)

Total Options Written (Premiums Received — $ 17,968,629) — (0.6)%			(15,121,570)

Total Investments Net of Outstanding Options Written — 101.7%			2,881,245,808
Liabilities in Excess of Other Assets — (1.7)%			(49,403,642)

Net Assets — 100.0%			$2,831,842,166

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,875,615,420

Gross unrealized appreciation	$36,564,523
Gross unrealized depreciation	(15,812,565)

Net unrealized appreciation	$20,751,958

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(c)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(d)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(118,893,310)	$271	$92,082

(e)	Represents the current yield as of report date.

(f)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD 209,108,682	EUR	154,609,000	Citibank, N.A.	5/26/10	$276,994

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
214	U.S. Treasury Notes (2 Year)	Chicago	June 2010	$46,427,968	$30,620
145	U.S. Treasury Notes (5 Year)	Chicago	June 2010	$16,652,344	219
1,221	U.S. Treasury Notes (10 Year)	Chicago	June 2010	$141,941,250	402,519
477	U.S. Treasury Bonds (30 Year)	Chicago	June 2010	$55,391,625	(644,333)

Total					$(210,975)

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
221	90 Day GBP Sterling	London	March 2011	$41,338,155	$(318,798)

•	Interest rate swaps outstanding as of March 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.75%(a)	1-day Fed Funds Effective Rate + 0.2475%	Morgan Stanley Capital Services, Inc.	September 2010	USD	1,000,000	$1,919,950
1.00%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2010	USD	1,000,000	(1,602,800)
1.60%(a)	3-month LIBOR	Deutsche Bank AG	February 2011	USD	14,600	167,754
1.48%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2011	USD	55,000	850,766
1.27%(b)	3-month LIBOR	Deutsche Bank AG	May 2011	USD	97,300	(1,128,858)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	June 2011	USD	166,800	2,212,778
1.37%(a)	3-month LIBOR	Deutsche Bank AG	October 2011	USD	115,000	1,512,561
4.91%(a)	3-month LIBOR	Barclays Bank Plc	December 2011	USD	10,500	851,237
1.09%(b)	3-month LIBOR	Barclays Bank Plc	March 2012	USD	175,000	153,334
4.86%(a)	3-month LIBOR	Deutsche Bank AG	October 2012	USD	2,200	231,440
2.43%(b)	3-month LIBOR	Goldman Sachs Bank USA	April 2014	USD	13,600	(214,877)
2.73%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	USD	51,200	(32,681)
2.72%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	April 2015	USD	52,900	—
4.49%(a)	3-month LIBOR	Bank of America, N.A.	October 2018	USD	10,700	926,882
3.29%(a)	3-month LIBOR	Citibank, N.A.	March 2019	USD	2,800	(74,415)
3.17%(a)	3-month LIBOR	Bank of America, N.A.	March 2019	USD	2,100	(79,196)
2.93%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2019	USD	12,800	592,654
3.12%(b)	3-month LIBOR	Deutsche Bank AG	April 2019	USD	20,000	634,741
3.31%(b)	3-month LIBOR	Deutsche Bank AG	May 2019	USD	11,400	192,356
3.30%(a)	3-month LIBOR	Goldman Sachs Bank USA	May 2019	USD	20,000	(379,204)
3.89%(a)	3-month LIBOR	Citibank, N.A.	June 2019	USD	10,000	285,225
3.89%(b)	3-month LIBOR	Goldman Sachs Bank USA	June 2019	USD	37,000	(1,030,683)
3.50%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	November 2019	USD	14,900	130,249
3.59%(b)	3-month LIBOR	Citibank, N.A.	December 2019	USD	15,600	67,630
3.67%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	5,300	8,449
3.96%(a)	3-Month LIBOR	Citibank, N.A.	January 2020	USD	40,000	970,139
3.95%(b)	3-Month LIBOR	Deutsche Bank AG	January 2020	USD	40,000	(922,575)
3.89%(a)	3-month LIBOR	BNP Paribas	January 2020	USD	40,000	701,231
3.69%(a)	3-Month LIBOR	Deutsche Bank AG	February 2020	USD	75,000	(254,270)
5.43%(b)	3-Month LIBOR	Barclays Bank Plc	February 2020	USD	10,900	(1,223,940)
3.65%(b)	3-Month LIBOR	BNP Paribas	March 2020	USD	50,000	499,180

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	35

Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.47%(a)	3-Month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	10,000	$217,313
3.51%(a)	3-Month LIBOR	Citibank, N.A.	March 2020	USD	10,000	232,503
3.68%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	15,600	150,053
3.71%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	37,000	271,233
3.75%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	18,500	89,582
3.83%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD	14,600	(28,137)

Total						$6,897,604

(a)	Fund pays floating interest rate and receives fixed rate.

(b)	Fund pays fixed interest rate and receives floating rate.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	—	$870,080	—	$870,080
Corporate Bonds	—	5,681,668	—	5,681,668
Foreign Government Obligations	—	209,441,069	—	209,441,069
Non-Agency Mortgage-Backed Securities	—	2,725,107	—	2,725,107
U.S. Government Sponsored Agency Securities	—	187,732	—	187,732
U.S. Treasury Obligations	—	2,529,118,554	—	2,529,118,554
Short-Term Securities	$143,584,127	—	—	143,584,127

Total	$143,584,127	$2,748,024,210	—	$2,891,608,337

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$579,964	$16,838,719	$1,919,950	$19,338,633
Liabilities	(1,025,962)	(20,427,575)	(1,602,800)	(23,056,337)

Total	$(445,998)	$(3,588,856)	$317,150	$(3,717,704)

1	Other financial instruments are financial futures contracts, swaps, foreign currency exchange contracts, options purchased and options written. Financial futures contracts, swaps and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options purchased and options written which are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments[2]
Balance, as of September 30, 2009	$(64,610)
Accrued discounts/premiums	—
Realized gain/loss	—
Change in unrealized appreciation/depreciation[3]	381,760
Net purchases/sales	—
Transfers in/out of Level 3	—

Balance, as of March 31, 2010	$317,150

2	Other financial instruments are swaps.

3	Represents the change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $381,760 which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(a)	$3,560	$3,569,913
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A,
0.36%, 3/25/37(b)	302	281,135
Conseco Financial Corp., Series 1997-5, Class A7,
7.13%, 5/15/29(b)	793	801,943
SLM Student Loan Trust: Series 2008-5, Class A2,
1.35%, 10/25/16(b)	4,470	4,543,488
Series 2008-5, Class A3, 1.55%, 1/25/18(b)	1,130	1,166,014
Series 2008-5, Class A4, 1.95%, 7/25/23(b)	3,040	3,214,035
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.65%, 1/21/11(a)(b)	1	853
SWB Loan-Backed Certificates, Series 1999-1, Class A,
7.38%, 5/15/25(a)	291	244,214

Total Asset-Backed Securities — 2.8%		13,821,595

Corporate Bonds
Diversified Financial Services — 0.5%
TIAA Global Markets, Inc.,
5.13%, 10/10/12(a)(c)	2,150	2,309,865

Oil, Gas & Consumable Fuels — 0.3%
ENSCO Offshore Co.,
6.36%, 12/01/15	1,390	1,537,295

Total Corporate Bonds — 0.8%		3,847,160

Foreign Agency Obligations
FIH Erhvervsbank A/S,
2.45%, 8/17/12(a)	4,770	4,840,944
Japan Finance Corp.,
2.00%, 6/24/11	90	90,895

Total Foreign Agency Obligations — 1.0%		4,931,839

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.9%
Bear Stearns Alt-A Trust, Series 2004-13, Class A1,
0.99%, 11/25/34(b)	419	306,909
Countrywide Alternative Loan Trust: Series 2006-OA19, Class A1,
0.42%, 2/20/47(b)	696	348,432
Series 2006-OA21, Class A1, 0.43%, 3/20/47(b)	1,331	712,490
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1,
0.45%, 4/25/46(b)	542	272,591
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21	570	423,157
Deutsche Alt-A Securities, Inc., Series 2006-OA1, Class A1,
0.45%, 2/25/47(b)	408	231,412
Deutsche Mortgage Securities, Inc., Series 2004-4, Class 3AR1,
4.04%, 6/25/34(b)	239	184,653
GSR Mortgage Loan Trust: Series 2004-9, Class 3A1,
3.68%, 8/25/34(b)	758	636,215
Series 2005-AR4, Class 6A1, 5.25%, 7/25/35(b)	3,801	3,509,557
JPMorgan Mortgage Trust: Series 2007-S1, Class 1A2,
5.50%, 3/25/22	212	201,533
Series 2006-S2, Class 2A2, 5.88%, 7/25/36	267	245,273
MortgageIT Trust, Series 2004-1, Class A1,
0.64%, 11/25/34(b)	829	696,362
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2,
0.55%, 9/25/34(b)	181	145,523
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A,
1.23%, 5/25/47(b)	637	378,054
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 2A4,
5.74%, 4/25/36(b)	1,500	1,236,653

		9,528,814

Commercial Mortgage-Backed Securities — 4.1%
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4,
6.19%, 1/11/12	3,380	3,570,744
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP6, Class A1,
5.92%, 10/15/36	370	375,276
Commercial Mortgage Pass-Through Certificates, Series 2000-C1, Class A2,
7.42%, 4/15/10(b)	860	859,473
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2,
5.18%, 8/15/12	2,680	2,817,157
First Union National Bank Commercial Mortgage, Series 2000-C2, Class A2,
7.20%, 9/15/10	2,094	2,117,557
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3,
6.27%, 12/10/35	3,540	3,762,564
JPMorgan Chase Commercial Mortgage Securities Corp.: Series 2001-C1, Class A3,
5.86%, 10/12/11	3,580	3,744,514
Series 2001-CIBC, Class A3, 6.26%, 3/15/33	1,425	1,458,237
LB-UBS Commercial Mortgage Trust: Series 2001-C7, Class A3,
5.64%, 4/15/11	522	535,489
Series 2004-C2, Class A2, 3.25%, 3/15/29	309	309,081
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A1,
5.38%, 1/15/39	169	170,186
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A1,
2.99%, 6/15/35	1,198	1,203,950

		20,924,228

Interest Only Commercial Mortgage-Backed Securities — 0.1%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
1.99%, 5/25/36(a)(b)	14,785	373,557

Total Non-Agency Mortgage-Backed Securities — 6.1%		30,826,599

Project Loans
Federal Housing Authority: Merrill Lynch Project, Series 29, Class 1A1,
7.43%, 6/01/22	124	122,704
USGI Project, Series 56,
7.46%, 1/01/23	102	101,151

Total Project Loans — 0.0%		223,855

U.S. Government Sponsored Agency Securities
Agency Obligations — 10.6%
Fannie Mae:
4.75%, 12/15/10	1,950	2,007,157
1.75%, 3/23/11	4,000	4,045,564
3.63%, 8/15/11	800	830,808
4.13%, 4/15/14	800	856,275
5.38%, 7/15/16	950	1,057,134
5.00%, 2/13/17	1,000	1,089,068
6.63%, 11/15/30	1,300	1,553,588

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	37

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Securities
Agency Obligations (concluded)
Federal Home Loan Bank:
1.63%, 7/27/11	$3,100	$3,134,357
5.38%, 8/19/11	4,000	4,242,872
1.00%, 12/28/11	1,100	1,099,782
4.00%, 9/06/13	3,000	3,196,221
3.63%, 10/18/13	3,550	3,749,371
5.00%, 11/17/17	2,800	3,060,240
Freddie Mac:
5.25%, 7/18/11	5,000	5,292,765
1.13%, 12/15/11	1,100	1,102,512
2.13%, 3/23/12-9/21/12	1,900	1,931,022
1.75%, 6/15/12	3,100	3,129,940
4.50%, 7/15/13	3,500	3,785,071
2.50%, 4/23/14	550	554,486
4.38%, 7/17/15	2,000	2,143,652
4.88%, 6/13/18	1,100	1,177,102
3.75%, 3/27/19	1,100	1,073,087
6.25%, 7/15/32	500	578,721
Small Business Administration Participation Certificates:
Series 1996-20H, Class 1, 7.25%, 8/01/16	518	568,463
Series 1996-20J, 7.20%, 10/01/16	445	481,707
Series 1998-20J, Class 1, 5.50%, 10/01/18	1,004	1,074,243

		52,815,208

Collateralized Mortgage Obligations — 5.0%
Fannie Mae:
Series 2001-T2, Class B, 6.02%, 11/25/10	3,600	3,704,231
Series 2005-88, Class PA, 5.00%, 9/25/24	146	145,731
Series 2005-16, Class LY, 5.50%, 9/25/25	210	209,847
Series 2006-39, Class WA, 5.50%, 11/25/25	208	208,513
Series 2005-97, Class HM, 5.00%, 1/25/26	1,117	1,131,980
Series 2006-54, Class OA, 6.00%, 3/25/27	1,759	1,802,435
Series 2005-57, Class PA, 5.50%, 5/25/27	286	288,428
Series 2005-118, Class MC, 6.00%, 1/25/32	1,216	1,241,476
Series 2002-T6, Class A1, 3.31%, 2/25/32	425	412,705
Series 2005-109, Class PV, 6.00%, 10/25/32	3,766	4,079,487
Series 2005-118, Class WA, 6.00%, 10/25/33	1,265	1,291,016
Series 2005-29, Class JB, 4.50%, 4/25/35	3,824	4,009,208
Series 2005-68, Class PC, 5.50%, 7/25/35	2,371	2,551,015
Freddie Mac:
Series 2668, Class AD, 4.00%, 1/15/15	267	269,412
Series 3084, Class BC, 5.50%, 12/15/24	477	482,649
Series 3143, Class NA, 5.50%, 7/15/26	1,202	1,231,539
Series 3162, Class 0A, 6.00%, 10/15/26	1,101	1,125,280
Series 3057, Class BL, 5.50%, 6/15/27	853	862,785

		25,047,737

Federal Deposit Insurance Corporation Guaranteed — 0.6%
Citigroup Funding, Inc.,
2.13%, 7/12/12(c)	2,390	2,432,857
General Electric Capital Corp.,
2.00%, 9/28/12	600	608,168

		3,041,025

Interest Only Collateralized Mortgage Obligations — 2.3%
Fannie Mae:
Series 2006-58, Class SI, 6.29%, 7/25/36(b)	12,957	1,526,645
Series 2010-2, Class SG, 6.20%, 10/25/39(b)	23,634	2,893,652
Freddie Mac, Series 3153, Class SI,
6.36%, 5/15/36(b)	15,270	1,905,640
Ginnie Mae:
Series 2006-49, Class SA, 6.22%, 2/20/36(b)	7,216	713,689
Series 2007-23, Class ST, 5.96%, 4/20/37(b)	6,273	617,849
Series 2009-26, Class SC, 6.17%, 1/16/38(b)	4,443	521,991
Series 2009-79, Class IC, 6.00%, 8/20/39	23,479	3,446,765

		11,626,231

Mortgage-Backed Securities — 348.9%
Fannie Mae Mortgage-Backed Securities:
5.01%, 1/01/12	8,695	9,149,003
6.00%, 4/01/16-11/01/37(c)	28,998	31,103,808
9.00%, 4/01/16(d)	—	98
7.00%, 1/01/17	344	377,809
4.00%, 4/01/25(e)	15,900	16,123,594
4.50%, 4/01/25-5/01/40(e)	998,900	1,001,811,094
5.00%, 4/01/25-4/01/40(e)	86,100	89,458,844
5.50%, 4/01/25-6/01/40(e)	205,100	215,817,625
5.50%, 10/01/34-3/01/40	82,049	86,890,234
5.00%, 6/01/35-4/01/40	56,252	58,169,694
6.00%, 4/01/40-5/01/40(e)	40,600	43,122,625
6.50%, 4/01/40-5/01/40(e)	99,600	107,755,875
Freddie Mac Mortgage-Backed Securities:
5.00%, 4/01/25(e)	2,400	2,534,250
5.50%, 11/01/39	46,110	48,740,563
Ginnie Mae Mortgage-Backed Securities:
6.00%, 2/15/11	4	3,742
4.50%, 4/01/40(e)	11,200	11,340,000
5.00%, 4/01/40(e)	12,000	12,438,720
5.50%, 4/01/40(e)	7,700	8,130,738
6.00%, 4/01/40(e)	7,400	7,913,375

		1,750,881,691

Total U.S. Government Sponsored Agency Securities — 367.4%		1,843,411,892

U.S. Treasury Obligations
U.S. Treasury Bonds:
7.25%, 5/15/16	1,700	2,110,655
8.75%, 5/15/17-8/15/20	8,550	11,958,049
8.13%, 5/15/21	2,300	3,149,921
8.00%, 11/15/21	1,850	2,520,625
6.25%, 8/15/23	1,400	1,682,407
7.63%, 2/15/25	1,900	2,581,625
6.13%, 11/15/27	3,100	3,713,217
5.38%, 2/15/31	750	829,687
4.50%, 2/15/36	2,900	2,832,485
3.50%, 2/15/39	5,850	4,733,931
4.38%, 11/15/39	4,350	4,113,469
U.S. Treasury Notes:
1.13%, 6/30/11 (f)	8,750	8,813,577
1.00%, 7/31/11-8/31/11 (f)	11,850	11,906,723
4.63%, 10/31/11 (f)	9,550	10,129,714
1.38%, 9/15/12-1/15/13 (f)	45,500	45,538,636
3.38%, 6/30/13	3,800	3,998,611
2.38%, 8/31/14-9/30/14 (f)	18,200	18,219,394
4.25%, 11/15/14-8/15/15	12,000	12,980,558
2.50%, 3/31/15	395	393,890
5.13%, 5/15/16	1,100	1,234,578

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Treasury Obligations
4.88%, 8/15/16	$4,800		$5,319,374
2.75%, 11/30/16-2/15/19(f)	10,600		10,051,203
4.50%, 5/15/17	6,950		7,503,832
4.75%, 8/15/17	2,100		2,297,039
U.S. Treasury Strips,
0.00%, 8/15/20(g)	9,765		6,300,778

Total U.S. Treasury Obligations — 36.8%			184,913,978

Total Long-Term Investments (Cost — $2,089,326,208) — 414.9%			2,081,976,918

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.11%(h)(i)	3,538,991		3,538,991

Total Short-Term Securities (Cost — $3,538,991) — 0.7%			3,538,991

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
U.S. Treasury Notes (10 Year), Strike Price $118, Expires 4/23/10	80		11,250
U.S. Treasury Notes (10 Year), Strike Price $119, Expires 4/23/10	144		6,750

			18,000

Exchange-Traded Put Options Purchased
3-month Euro-Dollar Futures, Strike Price USD
98.75, Expires 9/13/10	348		15,225

Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.120% and pay a floating rate based on 3-month LIBOR, Expires 4/26/10, Broker, Morgan Stanley Capital Services, Inc.	3,280	(j)	16,734
Receive a fixed rate of 1.150% and pay a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker, Deutsche Bank AG	4,040	(j)	121,751
Receive a fixed rate of 1.200% and pay a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker, Citibank, N.A.	4,040	(j)	136,520
Receive a fixed rate of 2.000% and pay a floating rate based on 3-month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.	10,000	(j)	711,226
Receive a fixed rate of 2.905% and pay a floating rate based on 3-month LIBOR, Expires 1/31/11, Broker, JPMorgan Chase Bank, N.A.	2,390	(j)	346,972
Receive a fixed rate of 4.185% and pay a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG	700	(j)	203,544
Receive a fixed rate of 4.200% and pay a floating rate based on 3-month LIBOR, Expires 3/18/11, Broker, JPMorgan Chase Bank, N.A.	810	(j)	240,330
Receive a fixed rate of 4.250% and pay a floating rate based on 3-month LIBOR, Expires 5/14/10, Broker, Royal Bank of Scotland Plc	790	(j)	36,783

			1,813,860

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 1.915% and receive a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker, Morgan Stanley Capital Services, Inc.	4,040	(j)	17,048

	Contracts(j)
Pay a fixed rate of 1.945% and receive a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker, Citibank, N.A.	4,040		16,651
Pay a fixed rate of 2.000% and receive a floating rate based on 3-month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.	10,000		180,787
Pay a fixed rate of 2.905% and receive a floating rate based on 3-month LIBOR, Expires 1/31/11, Broker, JPMorgan Chase Bank, N.A.	2,390		227,698
Pay a fixed rate of 4.185% and receive a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG	700		272,394
Pay a fixed rate of 4.200% and receive a floating rate based on 3-month LIBOR, Expires 3/18/11, Broker, JPMorgan Chase Bank, N.A.	810		322,483
Pay a fixed rate of 5.035% and receive a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker, JPMorgan Chase Bank, N.A.	4,240		2,083,503
Pay a fixed rate of 5.090% and receive a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International	660		315,479
Pay a fixed rate of 5.165% and receive a floating rate based on 3-month LIBOR, Expires 10/23/12, Broker, JPMorgan Chase Bank, N.A.	4,120		1,866,291
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	5,600		102

			5,302,436

Total Options Purchased (Cost — $8,953,070) — 1.4%			7,149,521

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $2,101,818,269*) — 417.0%			2,092,665,430

	Par (000)
TBA Sale Commitments(e)
Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/25	$6,400		(6,490,000)
4.50%, 4/01/25-4/01/40	933,300		(935,646,844)
5.00%, 4/01/25-4/01/40	111,400		(115,406,875)
5.50%, 4/01/25-6/01/40	279,711		(294,380,856)
6.00%, 4/01/40	44,300		(47,034,594)
6.50%, 4/01/40	86,400		(93,450,375)
Freddie Mac Mortgage-Backed Securities,
5.00%, 4/01/25	2,400		(2,534,250)

Total TBA Sale Commitments (Proceeds — $1,501,845,270) — (297.9)%			(1,494,943,794)

	Contracts
Options Written
Exchange-Traded Put Options Written
3-month Euro-Dollar Futures, Strike Price USD
98.25, Expires 9/13/10	348		(6,525)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA	500	(j)	(6,068)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	39

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Contracts (j)	Value
Options Written
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	420	$(10,430)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	530	(18,925)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	860	(30,709)
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker, Morgan Stanley Capital Services, Inc.	2,040	(186,019)
Pay a fixed rate of 4.123% and receive a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker, Morgan Stanley Capital Services, Inc.	470	(122,543)
Pay a fixed rate of 4.490% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker, Deutsche Bank AG	600	(236,155)
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker, Citibank, N.A.	900	(677,681)
Pay a fixed rate of 4.820% and receive a floating rate based on 3-month LIBOR, Expires 5/04/10, Broker, Goldman Sachs Bank USA	910	(743,781)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	440	(212,007)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	700	(356,503)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG	500	(259,262)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.	1,250	(898,163)
Pay a fixed rate of 5.390% and receive a floating rate based on 3-Month LIBOR, Expires 1/06/15, Broker, Deutsche Bank AG	750	(484,459)

		(4,242,705)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.	5,000	(40,445)
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA	500	(25,042)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	420	(15,523)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	530	(32,264)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	860	(52,353)
Receive a fixed rate of 4.123% and pay a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker, Morgan Stanley Capital Services, Inc.	470	(88,018)
Receive a fixed rate of 4.490% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker, Deutsche Bank AG	600	(305,194)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker, Morgan Stanley Capital Services, Inc.	2,040	(27,241)
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker, Citibank, N.A.	900	(6,227)
Receive a fixed rate of 4.820% and pay a floating rate based on 3-month LIBOR, Expires 5/04/10, Broker, Goldman Sachs Bank USA	910	(284)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	440	(334,911)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	700	(419,800)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG	500	(295,363)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.	1,250	(234,320)
Receive a fixed rate of 5.390% and pay a floating rate based on 3-Month LIBOR, Expires 1/06/15, Broker, Deutsche Bank AG	750	(442,342)
Receive a fixed rate of 6.035% and pay a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker, JPMorgan Chase Bank, N.A.	4,240	(1,036,083)
Receive a fixed rate of 6.090% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International	660	(157,441)
Receive a fixed rate of 6.165% and pay a floating rate based on 3-month LIBOR, Expires 10/23/12, Broker, JPMorgan Chase Bank, N.A.	4,120	(928,346)

		(4,441,197)

Total Options Written (Premiums Received — $ 12,622,453) — (1.7)%		(8,690,427)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 117.4%		589,031,209
Liabilities in Excess of Other Assets — (17.4)%		(87,227,403)

Net Assets — 100.0%		$501,803,806

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,101,819,390

Gross unrealized appreciation	$4,779,896
Gross unrealized depreciation	(13,933,856)

Net unrealized depreciation	$(9,153,960)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(d)	Par is less than $500.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio

(e)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(16,338,094)	$42,472
Barclays Bank Plc	$17,337,844	$(135,156)
BNP Paribas	$238,078,375	$(2,356,195)
Citibank, N.A.	$284,816,156	$(1,812,154)
Credit Suisse International	$(287,684,344)	$2,248,152
Deutsche Bank AG	$39,470,813	$(118,383)
Goldman Sachs Bank USA	$29,383,196	$87,758
JPMorgan Chase Bank, N.A.	$(7,766,908)	$129,873
Morgan Stanley Capital Services, Inc.	$(292,227,406)	$2,196,254
Nomura Securities International, Inc.	$33,849,564	$(252,296)
RBC Dain Rauscher, Inc.	$(9,905,250)	$(17,625)
UBS AG	$(13,100,844)	$29,766
Wells Fargo & Co.	$5,589,844	$(11,594)

(f)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(h)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$3,243,065	$437	$23,883

(i)	Represents the current yield as of report date.

(j)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of March 31, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Bank of America, N.A.	0.23%	3/30/10	4/06/10	$42,965,359	$42,963,438
Barclays Bank, Plc	-0.12%	3/31/10	4/01/10	$8,382,322	8,382,350
Barclays Bank, Plc	0.19%	4/01/10	4/06/10	$14,237,876	14,237,500
Credit Suisse International	0.20%	3/31/10	4/01/10	$10,302,120	10,302,062

Total					$75,885,350

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
GBP 649,500	USD	972,423	Citibank, N.A.	4/21/10	$13,066
USD 1,051,544	GBP	649,500	Morgan Stanley Capital Services, Inc.	4/21/10	66,055

Total					$79,121

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
201	U.S. Treasury Notes (5 Year)	June 2010	$23,083,594	$23,218
182	U.S. Treasury Notes (10 Year)	June 2010	$21,157,500	58,295
48	Ultra Treasury Bonds	June 2010	$5,758,500	(7,316)

Total				$74,197

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
508	U.S. Treasury Notes (2 Year)	June 2010	$110,212,187	$43,667
2	U.S. Treasury Bonds (30 Year)	June 2010	$232,250	(1,805)
52	Euro Dollar Futures	June 2010	$12,951,900	(2,775)
52	Euro Dollar Futures	September 2010	$12,930,450	(9,800)
52	Euro Dollar Futures	December 2010	$12,892,100	(13,063)
40	Euro Dollar Futures	March 2011	$9,882,000	(5,279)
37	Euro Dollar Futures	June 2011	$9,106,162	(8,421)
37	Euro Dollar Futures	September 2011	$9,072,400	(7,971)
37	Euro Dollar Futures	December 2011	$9,039,563	(6,696)
7	Euro Dollar Futures	March 2012	$1,704,763	1,264

Total				$(10,879)

•	Interest rate swaps outstanding as of March 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.12%(a)	3-month LIBOR	BNP Paribas	January 2012	USD	37,500	$(109,417)
1.14%(b)	3-month LIBOR	BNP Paribas	February 2012	USD	19,200	49,177
1.13%(b)	3-Month LIBOR	Goldman Sachs Bank USA	February 2012	USD	10,700	25,813
4.36%(b)	3-month LIBOR	Barclays Bank Plc	December 2012	USD	17,800	1,521,752
2.25%(a)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	7,145	(164,875)
2.90%(a)	3-month LIBOR	Credit Suisse International	August 2014	USD	13,800	(290,547)
2.79%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	November 2014	USD	3,160	(61,125)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	41

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.69%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2015	USD	12,200	$42,599
2.56%(a)	3-month LIBOR	Bank of America, N.A.	March 2015	USD	14,200	66,254
2.62%(a)	3-month LIBOR	Barclays Bank Plc	March 2015	USD	10,600	18,143
2.60%(b)	3-month LIBOR	Royal Bank of Scotland Plc	March 2015	USD	25,000	(117,487)
2.75%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2015	USD	10,000	(20,715)
2.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	USD	9,200	(5,872)
2.72%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	April 2015	USD	9,500	—
4.18%(b)	3-month LIBOR	UBS AG	June 2019	USD	4,200	213,147
3.97%(b)	3-month LIBOR	UBS AG	June 2019	USD	5,000	163,540
3.80%(b)	3-month LIBOR	Deutsche Bank AG	June 2019	USD	8,300	155,748
3.48%(b)	3-month LIBOR	Deutsche Bank AG	July 2019	USD	3,900	(45,035)
3.68%(b)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	12,500	(1,964)
3.50%(b)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	8,500	(149,857)
3.47%(b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	USD	11,800	(240,228)
5.49%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	October 2019	USD	11,000	(1,415,674)
3.50%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	November 2019	USD	1,700	14,861
3.44%(b)	3-month LIBOR	Bank of America, N.A.	November 2019	USD	1,300	(19,020)
3.31%(b)	3-month LIBOR	Barclays Bank Plc	December 2019	USD	15,900	(424,500)
3.31%(b)	3-month LIBOR	Royal Bank of Scotland Plc	December 2019	USD	2,400	(63,577)
3.40%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	6,100	118,258
3.62%(b)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	4,600	(4,027)
3.50%(b)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	2,000	(23,448)
3.66%(a)	3-month LIBOR	Credit Suisse International	December 2019	USD	4,200	(6,061)
3.70%(b)	3-month LIBOR	Credit Suisse International	December 2019	USD	7,000	32,781
5.67%(a)	3-month LIBOR	Citibank, N.A.	January 2020	USD	3,900	(467,991)
3.89%(b)	3-month LIBOR	BNP Paribas	January 2020	USD	4,800	84,148
3.93%(b)	3-month LIBOR	BNP Paribas	January 2020	USD	6,000	124,686
3.89%(b)	3-month LIBOR	Credit Suisse International	January 2020	USD	7,000	119,538
3.79%(b)	3-Month LIBOR	BNP Paribas	February 2020	USD	3,300	19,593
4.87%(a)	3-month LIBOR	Deutsche Bank AG	February 2020	USD	14,600	(777,374)
3.71%(a)	3-month LIBOR	Deutsche Bank AG	February 2020	USD	13,500	34,242
3.78%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	USD	5,000	(17,346)
3.87%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	USD	2,700	25,902
3.75%(b)	3-month LIBOR	Royal Bank of Scotland Plc	February 2020	USD	9,600	(6,278)
3.68%(b)	3-month LIBOR	BNP Paribas	March 2020	USD	7,500	(52,055)
3.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	6,400	38,667

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.65%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD	5,500	$(54,910)
3.64%(a)	3-month LIBOR	Royal Bank of Scotland Plc	March 2020	USD	10,000	113,456
3.73%(a)	3-month LIBOR	Barclays Bank Plc	March 2020	USD	2,700	10,183
3.33%(b)	3-month LIBOR	Citibank, N.A.	March 2020	USD	7,000	74,122
3.68%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	2,800	26,933
3.71%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	6,700	49,115
3.75%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	3,400	16,464
3.83%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD	2,700	(5,203)
3.81%(a)	3-month LIBOR	UBS AG	April 2020	USD	4,000	—
4.42%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	7,005	(294,911)
4.24%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	2,135	(65,011)
4.35%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD	4,200	75,842
4.44%(a)	3-month LIBOR	Royal Bank of Scotland Plc	January 2040	USD	2,800	10,671
4.52%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2040	USD	2,600	17,580
3.50%(a)	3-month LIBOR	Barclays Bank Plc	March 2040	USD	1,700	288,043

Total						$(1,353,250)

(a)	Fund pays fixed interest rate and receives floating rate.
(b)	Fund pays floating interest rate and receives fixed rate.
(c)	Fund pays fixed interest rate and receives floating rate at expiration date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	—	$13,576,528	$245,067	$13,821,595
Corporate Bonds	—	3,847,160	—	3,847,160
Foreign Agency Obligations	—	4,931,839	—	4,931,839
Non-Agency Mortgage-Backed Securities	—	30,826,599	—	30,826,599
Project Loans	—	—	223,855	223,855
U.S. Government Sponsored Agency Securities	—	1,843,411,892	—	1,843,411,892
U.S. Treasury Obligations	—	184,913,978	—	184,913,978
Short-Term Securities	$3,538,991	—	—	3,538,991
Liabilities:
TBA Sale Commitments	—	(1,494,943,794)	—	(1,494,943,794)

Total	$3,538,991	$586,564,202	$468,922	$590,572,115

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Other Financial Instruments[1] :
Assets	$159,669	$10,746,675	—	$10,906,344
Liabilities	(69,651)	(13,228,488)	$(359,922)	(13,658,061)

Total	$90,018	$(2,481,813)	$(359,922)	$(2,751,717)

1	Other financial instruments are options purchased, options written, foreign currency exchange

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	43

Schedule of Investments (concluded)	BlackRock Intermediate Government Bond Portfolio

contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased and options written which are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Project Loans	Other Financial Instruments[2]	Total
Balance, as of September 30, 2009	$253,237	$442,947	$(489,660)	$206,524
Accrued discounts/premiums	76	(125)	—	(49)
Realized gain/loss	29	(4,731)	—	(4,702)
Change in unrealized appreciation/depreciation[3]	1,451	7,070	129,738	138,259
Net purchases/sales	(9,726)	(221,306)	—	(231,032)
Transfers in/out of Level 3	—	—	—	—

Balance, as of March 31, 2010	$245,067	$223,855	$(359,922)	$109,000

2	Other financial instruments are swaps.
3	The change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $138,259 which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
AEP Texas Central Transition Funding LLC,
5.31%, 7/01/20	USD	380	$415,721
American Express Issuance Trust, Series 2007-2, Class A,
0.48%, 7/15/13(a)		805	804,656
Bank One Issuance Trust:
Series 2004-A7, Class A7, 0.35%, 9/15/11(a)		945	943,773
Series 2004-A5, Class A5, 0.36%, 3/15/14(a)		1,225	1,223,912
Chase Issuance Trust, Series 2005-A2, Class A2,
0.30%, 4/16/12(a)		910	906,497
Citibank Credit Card Issuance Trust, Series 2007-A5, Class A5,
5.50%, 6/22/12		480	485,474
Countrywide Asset-Backed Certificates:
Series 2006-13, Class 3AV2, 0.40%, 1/25/37(a)		751	521,430
Series 2006-11, Class 1AF2, 6.02%, 9/25/46(a)		993	692,238
Daimler Chrysler Auto Trust, Series 2007-A, Class A4,
5.28%, 3/08/13		395	414,814
Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3,
4.38%, 8/01/22		425	428,583
Ford Credit Auto Lease Trust, Series 2010-A, Class A2,
1.04%, 3/15/13(b)		1,000	1,000,116
Ford Credit Auto Owner Trust:
Series 2008-A, Class A3A, 3.96%, 4/15/12		288	293,004
Series 2009-B, Class A3, 2.79%, 8/15/13		335	342,766
Series 2009-D, Class A3, 2.17%, 10/15/13		735	746,115
Harley-Davidson Motorcycle Trust, Series 2009-4, Class A3,
1.87%, 2/15/14		1,350	1,363,822
Honda Auto Receivables Owner Trust:
Series 2010-1, Class A2, 0.62%, 5/23/11		830	830,260
Series 2009-3, Class A3, 2.31%, 5/15/13		350	356,522
MBNA Credit Card Master Note Trust, Series 2005-A9, Class A9,
0.27%, 4/15/13(a)		595	593,947
Morgan Stanley Capital I, Series 2006-HE8, Class A2A,
0.30%, 10/25/36(a)		11	11,027
Nissan Auto Receivables Owner Trust:
Series 2007-A, Class A4, 0.23%, 6/17/13(a)		1,286	1,281,863
Series 2009-1, Class A3, 5.00%, 9/15/14		1,950	2,030,257
PECO Energy Transition Trust, Series 2001-A, Class A1,
6.52%, 9/01/10		421	431,799
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.35%, 10/25/16(a)		720	731,837
Series 2008-5, Class A3, 1.55%, 1/25/18(a)		180	185,737
Small Business Administration, Series 2002-P10B, Class 1,
5.20%, 8/10/12		20	21,449
USAA Auto Owner Trust, Series 2008-1, Class A3,
4.16%, 4/16/12		266	268,525

Total Asset-Backed Securities — 6.7%			17,326,144

Corporate Bonds
Aerospace & Defense — 1.6%
BAE Systems Holdings, Inc.,
5.20%, 8/15/15(b)		60	62,404
The Boeing Co.,
6.88%, 3/15/39		675	787,828
Bombardier, Inc.,
7.75%, 3/15/20(b)		500	522,500
Honeywell International, Inc.,
5.70%, 3/15/37		500	502,038
Honeywell, Inc.,
6.63%, 6/15/28		105	116,405
L-3 Communications Corp., Series B,
6.38%, 10/15/15		5	5,131
Lockheed Martin Corp.:
6.15%, 9/01/36		50	52,907
5.50%, 11/15/39		900	878,114
United Technologies Corp.:
6.70%, 8/01/28		200	223,833
6.13%, 7/15/38		950	1,013,241

			4,164,401

Air Freight & Logistics — 0.7%
United Parcel Service, Inc.,
6.20%, 1/15/38		1,600	1,741,454

Airlines — 0.2%
Continental Airlines, Inc.,
7.25%, 11/10/19		525	561,750

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc.:
8.20%, 1/15/39(b)		600	773,768
6.38%, 1/15/40		650	693,783

			1,467,551

Capital Markets — 3.2%
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		285	306,354
6.15%, 4/01/18		600	634,848
7.50%, 2/15/19		600	685,679
5.38%, 3/15/20		825	817,370
6.75%, 10/01/37		2,075	2,072,394
Lehman Brothers Holdings, Inc.,
6.88%, 7/17/37(c)(d)		275	687
Macquarie Group Ltd.,
6.00%, 1/14/20(b)		775	773,047
Morgan Stanley:
6.25%, 8/28/17		895	939,396
7.30%, 5/13/19		870	961,184
5.50%, 1/26/20		975	953,686

			8,144,645

Commercial Banks — 3.1%
Bank of Scotland Plc,
5.00%, 11/21/11(b)		365	380,562
Credit Suisse AG,
5.40%, 1/14/20		725	730,667
Credit Suisse New York,
5.30%, 8/13/19		1,200	1,230,535
HSBC Bank (USA) N.A.,
5.88%, 11/01/34		250	242,563
HSBC Holdings Plc:
6.50%, 5/02/36		400	412,190
6.50%, 9/15/37		1,175	1,217,984
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17		710	756,809
6.00%, 10/01/17		655	698,336
Lloyds TSB Bank Plc,
5.80%, 1/13/20(b)		875	853,727
Nordea Bank AB,
4.88%, 1/27/20(b)		900	892,467
Wachovia Bank N.A.,
6.60%, 1/15/38		605	622,468

			8,038,308

Commercial Services & Supplies — 0.5%
Waste Management, Inc.,
6.13%, 11/30/39		1,300	1,290,180

Communications Equipment — 0.6%
Brocade Communications Systems, Inc.,
6.88%, 1/15/20(b)		500	510,000
Cisco Systems, Inc.:
5.90%, 2/15/39		800	812,203
5.50%, 1/15/40		325	311,666

			1,633,869

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	45

Schedule of Investments (continued)	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Computers & Peripherals — 0.8%
International Business Machines Corp.:
5.70%, 9/14/17	USD	600	$664,911
5.60%, 11/30/39		1,320	1,331,361

			1,996,272

Consumer Finance — 0.1%
SLM Corp.:
5.40%, 10/25/11		75	75,704
5.13%, 8/27/12		125	124,206

			199,910

Containers & Packaging — 0.5%
Ball Corp.,
6.75%, 9/15/20		625	635,938
Bemis Co., Inc.,
6.80%, 8/01/19		625	698,059

			1,333,997

Diversified Financial Services — 6.0%
Bank of America Corp.:
7.38%, 5/15/14		550	618,497
6.00%, 9/01/17		315	327,608
5.75%, 12/01/17		1,460	1,496,900
7.63%, 6/01/19		500	571,931
Bank of America N.A.,
6.10%, 6/15/17		100	102,931
The Bear Stearns Cos. LLC,
0.65%, 7/19/10(a)		60	60,064
Citigroup, Inc.:
5.30%, 10/17/12		175	183,802
8.13%, 7/15/39		1,275	1,471,864
ConocoPhillips Canada Funding Co. I,
5.95%, 10/15/36		1,600	1,656,573
Crown Castle Towers LLC,
6.11%, 1/15/20(b)		1,050	1,098,342
FMR LLC,
6.45%, 11/15/39(b)		500	474,949
General Electric Capital Corp.:
5.00%, 12/01/10		125	128,682
5.88%, 2/15/12		725	779,323
5.00%, 4/10/12		30	31,815
5.88%, 1/14/38		2,697	2,564,170
6.88%, 1/10/39		800	862,888
Hutchison Whampoa International Ltd.,
5.75%, 9/11/19(b)		700	726,638
Iberdrola Finance Ireland Ltd.,
5.00%, 9/11/19(b)		850	835,372
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
7.75%, 1/15/16(b)		600	577,500
New Communications Holdings, Inc.,
8.50%, 4/15/20(b)		880	886,600

			15,456,449

Diversified Telecommunication Services — 4.5%
AT&T, Inc.:
6.50%, 9/01/37		825	855,475
6.30%, 1/15/38		1,975	2,004,196
6.40%, 5/15/38		850	873,914
6.55%, 2/15/39		800	840,994
Embarq Corp.,
8.00%, 6/01/36		400	405,578
Intelsat Corp.,
6.88%, 1/15/28		30	25,800
Qwest Communications International, Inc.,
7.50%, 2/15/14		55	55,962
Qwest Corp.:
3.51%, 6/15/13(a)		30	30,262
6.88%, 9/15/33		475	458,375
Telecom Italia Capital SA:
6.00%, 9/30/34		315	279,449
7.20%, 7/18/36		300	302,896
Telefonica Emisiones SAU:
6.42%, 6/20/16		75	83,319
7.05%, 6/20/36		1,275	1,437,448
Verizon Communications, Inc.:
6.25%, 4/01/37		225	228,031
6.40%, 2/15/38		1,625	1,685,990
6.90%, 4/15/38		275	303,294
8.95%, 3/01/39		1,200	1,627,279
Verizon New England, Inc.,
7.88%, 11/15/29		25	27,405
Verizon New Jersey, Inc.,
7.85%, 11/15/29		45	48,955
Windstream Corp.:
8.13%, 8/01/13		35	36,663
8.63%, 8/01/16		25	25,562

			11,636,847

Electric Utilities — 5.4%
Alabama Power Co.:
5.65%, 3/15/35		250	238,217
6.00%, 3/01/39		725	752,754
American Transmission Systems, Inc.,
5.25%, 1/15/22(b)		825	826,872
Carolina Power & Light Co.,
6.30%, 4/01/38		300	322,951
Columbus Southern Power Co.,
6.60%, 3/01/33		435	469,110
Duke Energy Carolinas LLC:
6.10%, 6/01/37		50	52,266
6.00%, 1/15/38		550	575,417
E.ON International Finance BV,
6.65%, 4/30/38(b)		325	364,654
Florida Power & Light Co.:
4.95%, 6/01/35		45	40,257
5.95%, 2/01/38		995	1,019,984
Florida Power Corp.:
6.35%, 9/15/37		150	161,971
6.40%, 6/15/38		1,175	1,277,878
Massachusetts Electric Co.,
5.90%, 11/15/39(b)		410	415,331
MidAmerican Energy Co.,
5.80%, 10/15/36		1,450	1,446,659
MidAmerican Energy Holdings Co.:
6.13%, 4/01/36		400	403,010
5.95%, 5/15/37		50	49,223
6.50%, 9/15/37		200	211,495
Niagara Mohawk Power Corp.,
4.88%, 8/15/19(b)		475	473,760
PacifiCorp,
6.25%, 10/15/37		300	318,574
Public Service Co. of Colorado,
6.25%, 9/01/37		775	835,167
Public Service Electric & Gas Co.,
5.50%, 3/01/40		300	295,781
Southern California Edison Co.,
5.95%, 2/01/38		900	935,363
The Toledo Edison Co.:
7.25%, 5/01/20		425	491,414
6.15%, 5/15/37		75	75,618
Virginia Electric & Power Co.:
6.00%, 5/15/37		1,000	1,031,679
8.88%, 11/15/38		475	660,020

			13,745,425

Energy Equipment & Services — 0.4%
Halliburton Co.,
7.45%, 9/15/39		750	915,076

Food & Staples Retailing — 1.6%
CVS Caremark Corp.,
6.25%, 6/01/27		1,130	1,173,439
Tesco Plc,
6.15%, 11/15/37(b)		625	658,716
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		375	415,728

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Food & Staples Retailing (concluded)
6.20%, 4/15/38	USD 1,775	$1,911,496

		4,159,379

Food Products — 1.9%
HJ Heinz Finance Co.,
7.13%, 8/01/39(b)	975	1,106,189
Kraft Foods, Inc.:
6.50%, 8/11/17	130	145,620
6.50%, 11/01/31	575	591,867
7.00%, 8/11/37	100	109,759
6.88%, 2/01/38	1,300	1,406,379
6.50%, 2/09/40	1,475	1,528,514

		4,888,328

Health Care Equipment & Supplies — 0.4%
CareFusion Corp.,
6.38%, 8/01/19	975	1,066,214

Health Care Providers & Services — 0.3%
HCA, Inc.,
7.25%, 9/15/20(b)	665	674,144
UnitedHealth Group, Inc.,
5.80%, 3/15/36	70	65,552

		739,696

Hotels, Restaurants & Leisure — 0.5%
McDonald’s Corp.,
5.70%, 2/01/39	700	696,989
Yum! Brands, Inc.,
5.30%, 9/15/19	600	614,304

		1,311,293

Household Products — 0.1%
Kimberly-Clark Corp.,
6.63%, 8/01/37	350	399,320

Independent Power Producers & Energy Traders — 0.0%
NRG Energy, Inc.,
7.38%, 2/01/16	15	14,888

Insurance — 3.1%
Berkshire Hathaway, Inc.,
3.20%, 2/11/15	1,325	1,336,310
Chubb Corp.:
6.00%, 5/11/37	750	769,280
6.50%, 5/15/38	200	218,105
Hartford Life Global Funding Trusts,
0.44%, 6/16/14(a)	925	858,531
Lincoln National Corp.,	75	73,844
6.30%, 10/09/37
Massachusetts Mutual Life Insurance Co.,
8.88%, 6/01/39(b)	550	700,610
Pacific Life Insurance Co.,	575	712,499
9.25%, 6/15/39(b)
Prudential Financial, Inc.:
5.70%, 12/14/36	320	303,205
6.63%, 12/01/37	1,770	1,856,643
Teachers Insurance & Annuity Association of America,
6.85%, 12/16/39(b)	750	813,549
The Travelers Cos., Inc.,
6.25%, 6/15/37	250	264,458

		7,907,034

Machinery — 0.5%
Deere & Co.,
5.38%, 10/16/29	450	448,644
Parker-Hannifin Corp.,
6.25%, 5/15/38	835	890,360

		1,339,004

Media — 6.0%
Comcast Cable Communications Holdings, Inc.,
8.38%, 3/15/13	120	139,097
Comcast Corp.:
7.05%, 3/15/33	25	26,886
6.50%, 11/15/35	20	20,486
6.95%, 8/15/37	1,845	1,995,954
6.40%, 5/15/38	1,250	1,268,417
Cox Communications, Inc.:
7.75%, 11/01/10	25	25,937
6.95%, 6/01/38(b)	400	432,910
8.38%, 3/01/39(b)	1,110	1,388,277
Grupo Televisa SA,
6.63%, 1/15/40	825	823,824
News America Holdings, Inc.,
8.15%, 10/17/36	45	52,417
News America, Inc.:
7.63%, 11/30/28	65	72,254
6.40%, 12/15/35	250	255,288
6.65%, 11/15/37	1,710	1,798,416
6.90%, 8/15/39	1,300	1,419,149
Shaw Communications, Inc.:
5.65%, 10/01/19	CAD 675	683,979
6.75%, 11/09/39	675	682,005
TCI Communications, Inc.,
8.75%, 8/01/15	USD 100	121,384
Thomson Reuters Corp.,
5.85%, 4/15/40	525	510,745
Time Warner Cable, Inc.:
5.00%, 2/01/20	425	419,042
6.55%, 5/01/37	1,300	1,328,739
7.30%, 7/01/38	300	333,877
Time Warner Cos., Inc.,
7.57%, 2/01/24	15	17,292
Time Warner Entertainment Co. LP,
8.38%, 3/15/23	25	30,511
Time Warner, Inc.:
7.63%, 4/15/31	15	17,132
7.70%, 5/01/32	775	894,483
6.50%, 11/15/36	600	616,361

		15,374,862

Metals & Mining — 0.9%
Anglo American Capital Plc,
9.38%, 4/08/19(b)	785	999,864
ArcelorMittal USA Partnership,
9.75%, 4/01/14	68	70,210
Barrick North America Finance LLC,
7.50%, 9/15/38	550	651,271
Newmont Mining Corp.,
6.25%, 10/01/39	500	499,986

		2,221,331

Multiline Retail — 0.2%
Target Corp.:
6.50%, 10/15/37	150	163,236
7.00%, 1/15/38	250	288,982

		452,218

Multi-Utilities — 0.0%
CenterPoint Energy, Inc.,
7.25%, 9/01/10	25	25,551

Oil, Gas & Consumable Fuels — 6.6%
Anadarko Petroleum Corp.,
6.45%, 9/15/36	745	759,259
Arch Western Finance LLC,
6.75%, 7/01/13	60	60,225
Canadian Natural Resources Ltd.:
6.25%, 3/15/38	975	1,008,196
6.75%, 2/01/39	725	797,239
Cenovus Energy, Inc.,
6.75%, 11/15/39(b)(e)	2,300	2,494,500
Chesapeake Energy Corp.:
6.38%, 6/15/15	10	9,825
6.25%, 1/15/18	5	4,762
ConocoPhillips,
5.90%, 10/15/32	800	829,446
DCP Midstream LLC,
5.35%, 3/15/20(b)	700	701,420
El Paso Natural Gas Co.,
8.63%, 1/15/22	800	969,094
EnCana Corp.,
6.30%, 11/01/11	70	75,108
Enterprise Products Operating LLC:
4.95%, 6/01/10	50	50,259
5.25%, 1/31/20	1,150	1,160,451
Kinder Morgan Energy Partners LP,
6.50%, 9/01/39	1,175	1,207,786
Magellan Midstream Partners LP,
6.55%, 7/15/19	650	719,912

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	47

Schedule of Investments (continued)	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Oil, Gas & Consumable Fuels (concluded)
Motiva Enterprises LLC,
6.85%, 1/15/40(b)	US	D 625	$673,527
Nexen, Inc.,
7.50%, 7/30/39		270	307,984
ONEOK Partners LP,
6.65%, 10/01/36		275	286,701
Sabine Pass LNG LP,
7.50%, 11/30/16		20	17,650
Shell International Finance BV,
6.38%, 12/15/38		715	787,362
Statoil ASA,
5.25%, 4/15/19		825	861,568
Tennessee Gas Pipeline Co.,
7.00%, 10/15/28		15	15,856
TransCanada PipeLines Ltd.,
7.63%, 1/15/39		800	974,854
Valero Energy Corp.,
6.63%, 6/15/37		1,000	951,056
The Williams Cos., Inc.,
7.50%, 1/15/31		267	293,375
Williams Partners LP,
5.25%, 3/15/20(b)		1,050	1,052,140

			17,069,555

Paper & Forest Products — 0.6%
International Paper Co.,
7.50%, 8/15/21		1,325	1,505,616

Pharmaceuticals — 3.5%
Abbott Laboratories,
6.15%, 11/30/37		1,050	1,127,539
Bristol-Myers Squibb Co.,
6.13%, 5/01/38		575	611,507
Covidien International Finance SA,
6.55%, 10/15/37		1,225	1,369,311
GlaxoSmithKline Capital, Inc.,
6.38%, 5/15/38		1,000	1,102,951
Merck & Co, Inc.,
6.55%, 9/15/37		1,300	1,484,644
Roche Holdings, Inc.,
7.00%, 3/01/39(b)		575	683,033
Teva Pharmaceutical Finance Co. LLC,
6.15%, 2/01/36		1,175	1,218,822
Wyeth:
6.00%, 2/15/36		200	211,410
5.95%, 4/01/37		1,050	1,099,327

			8,908,544

Software — 0.3%
Oracle Corp.:
5.75%, 4/15/18		350	383,883
6.13%, 7/08/39		400	425,803

			809,686

Specialty Retail — 0.2%
The Home Depot, Inc.,
5.88%, 12/16/36		475	460,953

Tobacco — 0.3%
Altria Group, Inc.,
9.95%, 11/10/38		600	787,898
Philip Morris International, Inc.,
6.38%, 5/16/38		50	54,400

			842,298

Transportation — 0.0%
Overseas Shipholding Group, Inc.,
7.50%,
2/15/24		15	13,050

Wireless Telecommunication Services — 1.7%
Alltel Corp.,
7.88%, 7/01/32		1,075	1,288,047
America Movil SAB de CV:
5.00%, 10/16/19(b)		350	346,521
6.13%, 11/15/37		750	731,429
Rogers Communications, Inc.:
7.50%, 3/15/15		25	29,180
7.50%, 8/15/38		425	497,842
Vodafone Group Plc:
5.00%, 12/16/13		40	43,170
6.15%, 2/27/37		1,285	1,316,202

			4,252,391

Total Corporate Bonds — 56.9%			146,087,345

Foreign Agency Obligations
CDP Financial, Inc.,
4.40%, 11/25/19(b)		1,200	1,175,666
EDF SA,
6.95%, 1/26/39(b)		960	1,102,115
Kreditanstalt fuer Wiederaufbau,
4.88%, 6/17/19		550	590,069
Petrobras International Finance Co.,
6.88%, 1/20/40		1,875	1,935,347

Total Foreign Agency Obligations — 1.9%			4,803,197

Foreign Government Obligations
Brazil — 1.0%
Brazilian Government International Bond,
7.13%, 1/20/37		2,200	2,504,700

Indonesia — 0.2%
Republic of Indonesia,
5.88%, 3/13/20(b)		625	648,438

Israel — 0.1%
Israel Government AID Bond,
5.50%, 9/18/23		325	351,268

Mexico — 0.6%
Mexico Government International Bond,
6.05%, 1/11/40		510	508,725
United Mexican States,
5.13%, 1/15/20		950	959,500

			1,468,225

Poland — 0.2%
Poland Government International Bond,
6.38%, 7/15/19		450	492,983

Total Foreign Government Obligations — 2.1%			5,465,614

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.6%
American General Mortgage Loan Trust, Series 2010-1A, Class A1,
5.15%, 3/25/40(a)		2,000	1,999,519
Banc of America Alternative Loan Trust, Series 2004-7, Class 4A1,
5.00%, 8/25/19		96	91,228
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1,
2.76%, 10/25/35(a)		1,112	922,929
Countrywide Alternative Loan Trust:
Series 2004-18CB, Class 2A5, 0.70%, 9/25/34(a)		24	22,675
Series 2005-21CB, Class A17, 6.00%, 6/25/35		454	414,534
Credit Suisse Mortgage Capital Certificates, Series 2009-16R, Class 2A1,
6.38%, 1/26/37(a)(b)		1,594	1,570,287
GSR Mortgage Loan Trust:
Series 2005-AR4, Class 6A1, 5.25%, 7/25/35(a)		417	384,609
Series 2006-OA1, Class 2A1, 0.44%, 8/25/46(a)		141	112,738
Homebanc Mortgage Trust, Series 2006-2, Class A1,
0.43%, 12/25/36(a)		193	129,770
Structured Asset Securities Corp., Series 2005-5, Class 2A4,
5.50%, 4/25/35		1,150	962,419

			6,610,708

Commercial Mortgage-Backed Securities — 3.9%
Banc of America Commercial Mortgage, Inc.:
Series 2002-PB2, Class A4, 6.19%, 1/11/12		280	295,801
Series 2002-2, Class A3, 5.12%, 7/11/43		260	271,714

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A2,
5.56%, 10/15/48	US	D2,500	$2,592,302
Commercial Mortgage Pass-Through Certificates, Series 2005-C6, Class A2,
5.00%, 6/10/44		391	392,355
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2001-CKN5, Class A4, 5.44%, 9/15/34		1,336	1,383,448
Series 2002-CP5, Class A2, 4.94%, 12/15/35		370	387,976
First Union National Bank Commercial Mortgage, Series 2001-C4, Class A2,
6.22%, 12/12/33		360	378,098
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A3,
4.58%, 6/10/48		240	241,610
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB,
4.62%, 8/10/42		251	257,986
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2,
5.05%, 12/12/34		1,730	1,817,070
JPMorgan Commercial Mortgage Finance Corp., Series 2000-C10, Class A2,
7.37%, 8/15/32(a)		11	11,529
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A2,
4.89%, 9/15/30		1,124	1,170,080
Morgan Stanley Dean Witter Capital I, Series 2000-LIF2, Class A2,
7.20%, 10/15/33		146	147,980
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2,
4.78%, 3/15/10		657	656,433

			10,004,382

Total Non-Agency Mortgage-Backed Securities — 6.5%			16,615,090

Preferred Securities
Capital Trusts
Commercial Banks — 0.5%
Barclays Bank Plc,
5.93%, 12/31/49(a)(b)(f)		850	748,000
Royal Bank of Scotland Group Plc,
7.64%(a)(f)		1,000	630,000

			1,378,000

Diversified Financial Services — 1.7%
Capital One Capital V,
10.25%, 8/15/39		905	1,072,140
Credit Suisse/Guernsey,
5.86%(a)(f)		160	150,000
JPMorgan Chase & Co.,
7.90%(a)(f)		425	453,092
JPMorgan Chase Capital XXV,
6.80%, 10/01/37		1,945	1,936,104
Lehman Brothers Holdings Capital Trust VII,
5.86%(d)(f)		20	50
UBS Capital XIII Trust,
6.63%, 12/15/39		700	708,582

			4,319,968

Insurance — 1.8%
The Allstate Corp.,
6.50%, 5/15/57(a)		900	861,750
Chubb Corp.,
6.38%, 3/29/67(a)		75	75,469
Lincoln National Corp.,
7.00%, 5/17/66(a)		850	773,500
6.05%, 4/20/67(a)		320	266,400
MetLife, Inc.,
6.40%, 12/15/36		1,000	895,000
New York Life Insurance Co.,
6.75%, 11/15/39(b)		625	684,729
Reinsurance Group of America, Inc.,
6.75%, 12/15/65(a)		50	45,940
The Travelers Cos., Inc.,
6.25%, 3/15/37(a)		895	880,998

			4,483,786

Total Capital Trusts — 4.0%			10,181,754

Total Preferred Securities — 4.0%			10,181,754

Taxable Municipal Bonds
Belvoir Land LLC, Series A-1,
5.27%, 12/15/47(b)		25	19,504
Chicago Transit Authority RB,
6.20%, 12/01/40		525	522,968
Irwin Land LLC,
5.03%, 12/15/25(b)		25	22,748
Los Angeles Department of Airports RB,
6.58%, 5/15/39		700	713,111
Metropolitan Transportation Authority, New York RB,
7.34%, 11/15/39		1,250	1,448,312
Municipal Electric Authority of Georgia RB,
6.64%, 4/01/57		775	769,451
President & Fellows of Harvard College,
6.50%, 1/15/39(b)		500	574,175
Princeton University,
5.70%, 3/01/39		375	389,663
State of California GO:
7.55%, 4/01/39		1,800	1,871,748
7.30%, 10/01/39		775	777,612
7.35%, 11/01/39		300	298,935
State of Illinois GO, Series 2003,
5.10%, 6/01/33		700	577,304

Total Taxable Municipal Bonds — 3.1%			7,985,531

U.S. Government Sponsored Agency Securities
Agency Obligations — 6.1%
Fannie Mae:
5.00%, 5/11/17		1,300	1,412,719
6.35%, 10/09/19(e)(g)(h)		5,475	3,203,368
7.13%, 1/15/30		850	1,068,172
7.25%, 5/15/30		1,925	2,447,118
6.63%, 11/15/30		905	1,081,536
5.63%, 7/15/37		500	523,044
Federal Home Loan Bank:
5.38%, 9/30/22		2,600	2,772,032
5.25%, 12/09/22		325	342,257
5.37%, 9/09/24		525	555,807
Small Business Administration Participation Certificates, Series 2004-P10A, Class 1,
4.50%, 2/01/14		51	52,496
Tennessee Valley Authority,
5.25%, 9/15/39		2,225	2,200,254

			15,658,803

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	49

Schedule of Investments (continued)	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.2%
Fannie Mae, Series 2003-49, Class YD, 5.50%,
6/25/23-4/25/30	USD 384	$410,805

Mortgage-Backed Securities — 0.6%
Fannie Mae Mortgage-Backed Securities:
7.00%, 1/01/31	8	9,393
2.68%, 1/01/35(a)	133	136,696
3.16%, 2/01/35(a)	618	633,528
5.00%, 4/01/40(i)	100	103,156
6.00%, 4/01/40-6/01/40(i)	200	211,812
5.50%, 5/01/40-6/01/40(i)	200	209,719
Freddie Mac Mortgage-Backed Securities,
7.00%, 12/01/29-4/01/32	19	21,133
Ginnie Mae Mortgage-Backed Securities:
7.00%, 9/15/31-5/15/32	34	38,488
5.50%, 4/15/33-8/15/33	46	49,164
2.75%, 5/20/34(a)	114	116,130

		1,529,219

Total U.S. Government Sponsored Agency Securities — 6.9%		17,598,827

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.00%, 11/15/21	2,675	3,644,688
5.25%, 2/15/29	6,875	7,480,859
4.50%, 2/15/36-8/15/39	13,240	12,860,592
4.38%, 11/15/39	14,205	13,432,603
U.S. Treasury Inflation Indexed Bonds,
1.75%, 1/15/28	2,785	2,726,586
U.S. Treasury Notes,
3.63%, 2/15/20(j)	7,120	6,998,739
U.S. Treasury Strips,
0.00%, 8/15/20-5/15/38(g)	17,400	6,510,244

Total U.S. Treasury Obligations — 20.9%		53,654,311

Total Long-Term Investments (Cost — $268,539,508) — 109.0%		279,717,813

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.11%(k)(l)	2,668,623	2,668,623

Total Short-Term Securities (Cost — $2,668,623) — 1.0%		2,668,623

	Contracts(m)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 5.860% and pay a floating rate based on 3-month LIBOR, Expires 8/15/11, Broker, JPMorgan Chase Bank, N.A.	100	119,617
Receive a fixed rate of 4.250% and pay a floating rate based on 3-month LIBOR, Expires 7/16/10, Broker, Deutsche Bank AG	330	42,558
Receive a fixed rate of 5.280% and pay a floating rate based on 3-month LIBOR, Expires 11/19/10, Broker, Barclays Bank Plc	70	68,719

		230,894

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	3,070	56
Pay a fixed rate of 5.280% and receive a floating rate based on 3-month LIBOR, Expires 11/19/10, Broker, Barclays Bank Plc	70	3,297
Pay a fixed rate of 5.860% and receive a floating rate based on 3-month LIBOR, Expires 8/15/11, Broker, JPMorgan Chase Bank, N.A.	100	10,872

		14,225

Total Options Purchased (Cost — $219,993) — 0.1%		245,119

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $271,428,124*) — 110.1%		282,631,555

	Par (000)
TBA Sale Commitments (i)
Fannie Mae Mortgage-Backed Securities:
5.50%, 4/01/40	USD 100	(105,031)
6.00%, 4/01/40	100	(106,219)

Total TBA Sale Commitments (Proceeds — $211,500) — (0.1)%		(211,250)

	Contracts(m)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires
5/07/10, Broker, JPMorgan Chase Bank, N.A.	230	(5,711)
Pay a fixed rate of 4.495% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker, JPMorgan Chase Bank, N.A.	300	(118,498)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.	250	(179,633)
Pay a fixed rate of 5.240% and receive a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG	700	(413,029)

		(716,871)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	230	(8,500)
Receive a fixed rate of 4.495% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker, JPMorgan Chase Bank, N.A.	300	(153,561)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.	250	(46,864)
Receive a fixed rate of 5.240% and pay a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG	700	(452,827)

		(661,752)

Total Options Written (Premiums Received — $ 1,520,830) — (0.5)%		(1,378,623)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 109.5%		281,041,682
Liabilities in Excess of Other Assets — (9.5)%		(24,458,729)

Net Assets — 100.0%		$256,582,953

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Long Duration Portfolio

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$271,516,246

Gross unrealized appreciation	$14,181,234
Gross unrealized depreciation	(3,065,925)

Net unrealized appreciation	$11,115,309

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
BNP Paribas	$105,031	$188
Goldman Sachs Bank USA	$(344)	$(289)
JPMorgan Chase Bank, N.A.	$(3,063)	$(414)
Morgan Stanley Capital Services, Inc.	$211,813	$(837)

(j)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(k)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(6,102,678)	$11	$6,486

(l)	Represents the current yield as of report date.

(m)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of March 31, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.00%	3/03/10	Open	$2,005,000	$2,005,000

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
USD1,284,335	CAD 1,343,500	Goldman Sachs Bank USA	4/21/10	$(38,450)

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
94	U.S. Treasury Notes (5 Year)	June 2010	$10,795,312	$8,538
390	U.S. Treasury Bonds (30 Year)	June 2010	$45,288,750	(89,280)
68	Ultra Treasury Bonds	June 2010	$8,157,875	(28,574)

Total				$(109,316)

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
39	U.S. Treasury Notes (2 Year)	June 2010	$8,461,172	$(2,785)
111	U.S. Treasury Notes (10 Year)	June 2010	$12,903,750	123,308

Total				$120,523

•	Interest rate swaps outstanding as of March 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.60%(a)	3-month LIBOR	Deutsche Bank AG	February 2011	USD5,900	$67,791
4.96%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	September 2012	USD1,500	131,380
2.36%(b)	3-month LIBOR	Citibank, N.A.	April 2014	USD7,100	(91,085)
2.73%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	USD5,100	(3,255)
2.72%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	April 2015	USD5,300	—
3.31%(b)	3-month LIBOR	Deutsche Bank AG	May 2019	USD2,200	37,121
3.67%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD2,200	3,507
3.77%(a)	3-month LIBOR	Citibank, N.A.	March 2020	USD3,500	(3,105)
3.68%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	USD1,600	15,390
3.75%(b)	3-month LIBOR	Citibank, N.A.	March 2020	USD1,800	8,133

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	51

Schedule of Investments (continued)	BlackRock Long Duration Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
3.71%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD3,800	$27,856
3.75%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	USD1,900	9,200
3.83%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD3,200	(6,167)
5.41%(a)	3-month LIBOR	Deutsche Bank AG	April 2027	USD 200	31,405
5.12%(a)	3-month LIBOR	Citibank, N.A.	June 2028	USD 500	56,417
5.05%(b)	3-month LIBOR	Citibank, N.A.	November 2037	USD 700	(75,636)
5.15%(b)	3-month LIBOR	Deutsche Bank AG	June 2038	USD 400	(47,936)
4.53%(a)	3-month LIBOR	Citibank, N.A.	March 2040	USD 800	5,356
4.53%(a)	3-month LIBOR	Deutsche Bank AG	March 2040	USD1,500	10,094
4.49%(a)	3-month LIBOR	Deutsche Bank AG	March 2040	USD 400	(269)
4.53%(b)	3-month LIBOR	Deutsche Bank AG	March 2040	USD 700	(4,239)
4.54%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2040	USD 500	(3,448)

Total					$168,510

(a)	Fund pays floating interest rate and receives fixed rate.

(b)	Fund pays fixed interest rate and receives floating rate.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	—	$17,326,144	—	$17,326,144
Corporate Bonds	—	146,087,345	—	146,087,345
Foreign Agency Obligations	—	4,803,197	—	4,803,197
Foreign Government Obligations	—	5,465,614	—	5,465,614
Non-Agency Mortgage-Backed Securities	—	13,045,284	$3,569,806	16,615,090
Preferred Securities	—	10,181,754	—	10,181,754
Taxable Municipal Bonds	—	7,985,531	—	7,985,531
U.S. Government Sponsored Agency Securities	—	17,598,827	—	17,598,827
U.S. Treasury Obligations	—	53,654,311	—	53,654,311
Short-Term Securities	$2,668,623	—	—	2,668,623
Liabilities:
TBA Sale Commitments	—	(211,250)	—	(211,250)

Total	$2,668,623	$275,936,757	$3,569,806	$282,175,186

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (concluded)	BlackRock Long Duration Portfolio

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$131,846	$648,769	—	$780,615
Liabilities	(120,639)	(1,652,213)	—	(1,772,852)

Total	$11,207	$(1,003,444)	—	$(992,237)

1	Other financial instruments are financial futures contracts, swaps, foreign currency exchange contracts, options purchased and options written. Financial futures contracts, swaps and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options purchased and options written which are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Non-Agency Mortgage-Backed Securities	Other Financial Instruments[2]	Total
Balance, as of September 30, 2009	—	$167,778	$167,778
Accrued discounts/premiums	$171	—	171
Realized gain/loss	—	—	—
Change in unrealized appreciation/depreciation[3]	(171)	(167,778)	(167,949)
Net purchases/sales	3,569,806	—	3,569,806
Transfers in/out of Level 3	—	—	—

Balance, as of March 31, 2010	$3,569,806	$—	$3,569,806

2	Other financial instruments are swaps.

3	Represents the change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $(171) which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	53

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A1,
0.55%, 11/25/34(a)	USD	1,527	$1,217,196
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(b)		3,510	3,519,774
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A1,
0.30%, 10/25/36(a)		524	512,592
Chase Issuance Trust, Series 2009-A7, Class A7,
0.68%, 9/15/10(a)		5,075	5,082,571
Conseco Financial Corp., Series 1996-7, Class A6,
7.65%, 10/15/27(a)		1,026	1,023,854
Countrywide Asset-Backed Certificates, Series 2004-14, Class A4,
0.53%, 6/25/35(a)		224	212,876
Daimler Chrysler Auto Trust, Series 2006-D, Class A4,
4.94%, 2/08/12		4,650	4,710,781
Ford Credit Auto Owner Trust, Series 2009-A, Class A3B,
2.73%, 1/15/12(a)		9,675	9,917,000
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16	EUR	1,094	1,506,632
Home Equity Asset Trust, Series 2007-2, Class 2A1,
0.36%, 7/25/37(a)	USD	718	690,533
Lehman XS Trust, Series 2005-5N, Class 3A2,
0.61%, 11/25/35(a)		1,839	649,195
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2,
2.94%, 7/15/11		2,044	2,057,274
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.55%, 1/25/18(a)		1,660	1,712,905
Series 2005-4, Class A2, 0.33%, 4/26/21(a)		1,288	1,283,426
Series 2008-5, Class A4, 1.95%, 7/25/23(a)		4,480	4,736,473
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.65%, 1/21/11(a)(b)		1	1,265
Structured Asset Securities Corp., Series 2007-BC1, Class A2,
0.30%, 2/25/37(a)		1,475	1,395,696
USAA Auto Owner Trust, Series 2006-4, Class A4,
4.98%, 10/15/12		4,054	4,130,507

Total Asset-Backed Securities — 8.7%			44,360,550

Corporate Bonds
Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc.,
5.20%, 8/15/15(b)		710	738,452

Beverages — 1.5%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12		5,300	5,442,247
5.38%, 1/15/20		1,720	1,774,319
PepsiCo, Inc.,
4.50%, 1/15/20		550	556,222

			7,772,788

Capital Markets — 1.8%
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		1,475	1,585,516
5.38%, 3/15/20		1,750	1,733,814
Lehman Brothers Holdings, Inc.,
6.75%, 12/28/17(c)(d)		2,275	5,688
Morgan Stanley:
5.05%, 1/21/11		270	278,733
0.50%, 1/09/12(a)(e)		1,725	1,705,487
6.60%, 4/01/12		405	439,412
4.20%, 11/20/14		2,250	2,254,963
6.25%, 8/28/17		340	356,866
5.63%, 9/23/19		925	921,738

			9,282,217

Commercial Banks — 0.8%
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17		1,535	1,636,200
6.00%, 10/01/17		2,335	2,489,488

			4,125,688

Diversified Financial Services — 1.7%
Bank of America Corp.:
6.00%, 9/01/17		670	696,818
5.75%, 12/01/17		1,085	1,112,422
BP Capital Markets Plc,
3.13%, 3/10/12		2,155	2,232,384
Crown Castle Towers LLC,
6.11%, 1/15/20(b)		2,135	2,233,295
General Electric Capital Corp.,
5.50%, 1/08/20		1,300	1,326,345
JPMorgan Chase & Co.,
0.90%, 2/26/13(a)		445	447,263
Pemex Finance Ltd.,
9.03%, 2/15/11		701	720,067

			8,768,594

Diversified Telecommunication Services — 2.4%
AT&T, Inc.:
5.50%, 2/01/18(e)		975	1,035,108
6.50%, 9/01/37(e)		2,700	2,799,735
BellSouth Telecommunications, Inc.,
0.00%, 12/15/35(f)		900	554,095
GTE Corp.,
6.94%, 4/15/28		150	157,484
Telecom Italia Capital SA:
5.25%, 10/01/15		1,000	1,023,892
6.00%, 9/30/34		75	66,535
Telefonica Emisiones SAU:
4.95%, 1/15/15		900	950,353
6.42%, 6/20/16		600	666,553
Telefonica Europe BV,
7.75%, 9/15/10		475	489,357
Verizon Communications, Inc.,
8.75%, 11/01/18(e)		3,300	4,139,883
Verizon New England, Inc.,
7.88%, 11/15/29		200	219,237

			12,102,232

Electric Utilities — 1.2%
Florida Power & Light Co.:
4.95%, 6/01/35		600	536,756
5.95%, 2/01/38		1,000	1,025,110
Florida Power Corp.:
6.65%, 7/15/11		960	1,023,772
5.90%, 3/01/33		175	176,830
6.40%, 6/15/38		575	625,344
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		1,125	1,107,512
6.50%, 9/15/37		875	925,292
PacifiCorp,
6.25%, 10/15/37		700	743,339

			6,163,955

Food Products — 0.7%
Kraft Foods, Inc.:
6.50%, 8/11/17		800	896,122
5.38%, 2/10/20		2,120	2,154,673
6.50%, 2/09/40		530	549,229

			3,600,024

Health Care Equipment & Supplies — 0.2%
CareFusion Corp.,
6.38%, 8/01/19		850	929,520

Insurance — 1.9%
MetLife, Inc.,
6.38%, 6/15/34		350	362,221

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Insurance (concluded)
Metropolitan Life Global Funding I:
2.50%, 1/11/13(b)	USD	3,830	$3,833,018
5.13%, 4/10/13(b)		2,750	2,952,392
Prudential Financial, Inc.,
4.75%, 9/17/15(e)		1,825	1,878,414
Teachers Insurance & Annuity Association of America,
6.85%, 12/16/39(b)		745	808,125

			9,834,170

Life Sciences Tools & Services — 0.1%
Life Technologies Corp.,
6.00%, 3/01/20		635	650,160

Media — 2.0%
Comcast Cable Communications Holdings, Inc.,
8.38%, 3/15/13		1,195	1,385,177
Comcast Corp.:
7.05%, 3/15/33		315	338,759
6.95%, 8/15/37		695	751,864
Cox Communications, Inc.,
8.38%, 3/01/39(b)		1,125	1,407,038
Historic TW, Inc.,
9.15%, 2/01/23		535	694,711
News America, Inc.:
7.13%, 4/08/28		300	317,139
7.63%, 11/30/28		1,150	1,278,343
TCI Communications, Inc.:
7.88%, 2/15/26		790	905,514
7.13%, 2/15/28		620	659,165
Time Warner Cable, Inc.,
6.20%, 7/01/13		1,380	1,522,820
Time Warner Cos., Inc.,
7.57%, 2/01/24		750	864,597

			10,125,127

Oil, Gas & Consumable Fuels — 2.3%
Canadian Natural Resources Ltd.,
6.50%, 2/15/37		900	954,965
Cenovus Energy, Inc.,
6.75%, 11/15/39(b)		810	878,498
ConocoPhillips,
4.60%, 1/15/15		2,845	3,051,225
Enterprise Products Operating LLC,
6.13%, 10/15/39		675	663,679
Rockies Express Pipeline LLC,
3.90%, 4/15/15(b)		995	981,324
Shell International Finance BV,
4.00%, 3/21/14		2,475	2,604,512
Valero Energy Corp.,
6.63%, 6/15/37		1,200	1,141,267
XTO Energy, Inc.,
6.75%, 8/01/37		1,150	1,346,421

			11,621,891

Paper & Forest Products — 0.2%
International Paper Co.,
7.30%, 11/15/39		925	988,504

Pharmaceuticals — 1.5%
Eli Lilly & Co.,
3.55%, 3/06/12		1,030	1,074,687
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13		1,575	1,707,144
Novartis Capital Corp.,
2.90%, 4/24/15		2,075	2,060,514
Roche Holdings, Inc.:
2.25%, 2/25/11(a)(b)		500	509,075
5.00%, 3/01/14(b)		2,225	2,403,287

			7,754,707

Software — 0.5%
Oracle Corp.,
4.95%, 4/15/13		2,220	2,411,746

Tobacco — 0.4%
Philip Morris International, Inc.:
6.88%, 3/17/14		900	1,030,605
4.50%, 3/26/20		1,100	1,073,223

			2,103,828

Wireless Telecommunication Services — 1.6%
Cellco Partnership/Verizon Wireless Capital LLC,
3.75%, 5/20/11		4,980	5,135,018
Vodafone Group Plc:
5.00%, 12/16/13		90	97,133
4.15%, 6/10/14		2,850	2,959,511

			8,191,662

Total Corporate Bonds — 21.0%			107,165,265

Foreign Agency Obligations
Achmea Hypotheekbank NV,
3.20%, 11/03/14(b)		1,975	2,000,185
CDP Financial, Inc.,
3.00%, 11/25/14(b)		2,915	2,870,223
Dexia Credit Local SA,
2.00%, 3/05/13(b)		1,555	1,544,924
Eksportfinans ASA:
1.88%, 4/02/13		4,115	4,099,079
3.00%, 11/17/14		2,225	2,233,546
5.50%, 5/25/16		1,625	1,789,796
Japan Finance Corp.,
2.00%, 6/24/11		1,425	1,439,167
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12		630	682,187
4.38%, 1/15/13		405	434,183
4.13%, 7/15/13		185	196,919
4.00%, 2/02/15		365	383,822
Petrobras International Finance Co.:
5.88%, 3/01/18		115	120,100
5.75%, 1/20/20		2,610	2,673,922
The Royal Bank of Scotland Plc,
2.63%, 5/11/12(b)		475	484,959

Total Foreign Agency Obligations — 4.1%			20,953,012

Foreign Government Obligations
Canada — 0.8%
Province of Ontario Canada:
1.88%, 11/19/12		1,765	1,777,815
4.10%, 6/16/14		1,985	2,120,556

			3,898,371

Israel — 1.1%
Israel Government AID Bond,
5.50%, 9/18/23		5,000	5,404,130

Mexico — 0.1%
United Mexican States,
5.13%, 1/15/20		700	707,000

Total Foreign Government Obligations — 2.0%			10,009,501

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 9.0%
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1,
6.00%, 10/25/37		4,240	3,203,293
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35		3,989	3,638,691
Series 2006-OA21, Class A1, 0.43%, 3/20/47(a)		1,892	1,012,485
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-56, Class 4A1, 4.89%, 12/25/33(a)		3,806	3,674,925

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	55

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Series 2007-J3, Class A10, 6.00%, 7/25/37	USD	3,502	$2,600,088
Series 2006-OA5, Class 2A1, 0.45%, 4/25/46(a)		804	404,756
Series 2006-OA5, Class 3A1, 0.45%, 4/25/46(a)		1,487	812,809
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21		830	615,501
First Horizon Alternative Mortgage Securities, Series 2004-AA4, Class A1,
2.49%, 10/25/34(a)		2,265	1,851,107
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1,
5.50%, 8/25/35(a)		653	576,807
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1,
5.25%, 7/25/35(a)		1,146	1,057,675
Harborview Mortgage Loan Trust, Series 2005-8, Class 1A2A,
0.57%, 9/19/35(a)		205	120,818
Homebanc Mortgage Trust:
Series 2005-4, Class A1, 0.52%, 10/25/35(a)		1,973	1,403,731
Series 2006-2, Class A1, 0.43%, 12/25/36(a)		1,701	1,146,300
JPMorgan Alternative Loan Trust, Series 2005-S1, Class 2A16,
6.00%, 12/25/35		460	451,498
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		371	352,684
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		428	392,437
Residential Accredit Loans, Inc., Series 2006-QO2, Class A1,
0.47%, 2/25/46(a)		1,134	450,233
Station Place Securitization Trust, Series 2009-1, Class A, 1.
75%, 12/29/10(a)(b)		2,390	2,384,025
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 2A1,
5.64%, 4/25/37(a)		4,716	3,186,455
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A,
1.23%, 5/25/47(a)		945	560,984
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Class 2A1, 5.10%, 9/25/35(a)		6,087	5,666,660
Series 2006-AR2, Class 2A5, 4.96%, 3/25/36(a)		2,565	2,125,354
Series 2006-AR12, Class 2A1, 6.04%, 9/25/36(a)		1,172	989,415
Series 2006-AR15, Class A1, 5.53%, 10/25/36(a)		3,590	3,073,533
Series 2006-AR18, Class 2A1, 5.62%, 11/25/36(a)		5,114	4,025,502

			45,777,766

Commercial Mortgage-Backed Securities — 16.2%
Banc of America Commercial Mortgage, Inc.:
Series 2001-1, Class A2, 6.50%, 4/15/11		2,806	2,895,959
Series 2002-PB2, Class A4, 6.19%, 1/11/12		3,670	3,877,110
Bear Stearns Commercial Mortgage Securities:
Series 2000-WF2, Class A2, 7.32%, 10/15/32(a)		2,903	2,933,313
Series 2004-PWR6, Class A6, 4.83%, 11/11/41		1,315	1,347,947
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4,
5.43%, 10/15/49		525	527,341
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3,
5.09%, 7/10/37(a)		1,965	2,025,342
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-CKS4, Class A2, 5.18%, 8/15/12		3,140	3,300,699
Series 2002-CP5, Class A2, 4.94%, 12/15/35		4,865	5,101,365
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B,
7.18%, 11/10/33		1,926	1,942,687
First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2,
6.66%, 1/12/43		3,584	3,696,062
GE Capital Commercial Mortgage Corp.:
Series 2002-1A, Class A3, 6.27%, 12/10/35		3,800	4,038,910
Series 2002-2A, Class A3, 5.35%, 8/11/36		2,910	3,072,610
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4,
4.96%, 8/10/38		3,500	3,598,531
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB2, Class A3, 6.43%, 6/15/11		3,320	3,452,342
Series 2001-C1, Class A3, 5.86%, 10/12/11		3,840	4,016,462
LB-UBS Commercial Mortgage Trust:
Series 2000-C4, Class A2, 7.37%, 8/15/26		2,348	2,359,835
Series 2003-C7, Class A2, 4.06%, 9/15/27(a)		1,135	1,138,699
Morgan Stanley Dean Witter Capital I, Series 2000-LIF2, Class A2,
7.20%, 10/15/33		2,214	2,238,532
Wachovia Bank Commercial Mortgage Trust:
Series 2003-C6, Class A4, 5.13%, 8/15/35(a)		4,470	4,710,154
Series 2005-C21, Class A3, 5.21%, 10/15/44(a)		1,870	1,894,364
Series 2006-C26, Class A2, 5.94%, 6/15/45(g)		14,000	14,214,764
Whittier Rehab at Haverhill,
7.60%, 12/01/39		10,519	10,519,071

			82,902,099

Interest Only Commercial Mortgage-Backed Securities — 0.1%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
1.99%, 5/25/36(a)(b)		17,341	438,126

Total Non-Agency Mortgage-Backed Securities — 25.3%			129,117,991

Preferred Securities
Capital Trusts
Diversified Financial Services — 0.3%
Credit Suisse/Guernsey,
5.86%(a)(h)		499	467,812
Goldman Sachs Capital II,
5.79%(a)(h)		725	614,438
JPMorgan Chase & Co.,
7.90%(a)(h)		490	522,389
Lehman Brothers Holdings Capital Trust VII,
5.86%(d)(h)		360	900

			1,605,539

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Preferred Securities
Insurance — 0.7%
Chubb Corp.,
6.38%, 3/29/67(a)	USD	775	$779,844
MetLife, Inc.,
6.40%, 12/15/36		1,565	1,400,675
The Progressive Corp.,
6.70%, 6/15/37(a)		1,265	1,242,062

			3,422,581

Total Preferred Securities — 1.0%			5,028,120

Project Loans — 0.0%
USGI, Series 87,
7.43%, 12/01/22		71	70,638

Taxable Municipal Bonds Belvoir Land LLC, Class II,
5.40%, 12/15/47(b)		1,175	923,867
The Board of Trustees of The Leland Stanford Junior University,
4.25%, 5/01/16		750	774,705
Metropolitan Transportation Authority, New York RB,
7.34%, 11/15/39		1,075	1,245,549
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39		825	810,373
Ohana Military Communities LLC,
6.19%, 4/01/49(b)		750	686,872
Port Authority of New York & New Jersey RB,
6.04%, 12/01/29		625	645,375
State of California GO,
7.30%, 10/01/39		1,095	1,098,690
State of California Various Purpose GO,
5.45%, 4/01/15		3,950	4,054,280
State of Texas GO,
5.52%, 4/01/39		2,000	1,987,680

Total Taxable Municipal Bonds — 2.4%			12,227,391

U.S. Government Sponsored Agency Securities
Agency Obligations — 7.0%
Fannie Mae:
5.25%, 8/01/12(i)(j)		3,275	3,526,192
4.63%, 5/01/13(j)		2,550	2,722,176
2.63%, 11/20/14(j)		3,105	3,105,199
Freddie Mac:
1.13%, 12/15/11(j)		8,305	8,323,969
1.75%, 6/15/12(j)		1,900	1,918,350
Overseas Private Investment Corp.:
4.09%, 5/29/12		557	554,713
4.68%, 5/29/12		672	667,520
4.87%, 5/29/12		5,118	4,990,784
Resolution Funding Corp. Interest Strip:
4.22%, 7/15/18(k)		1,725	1,219,956
4.29%, 10/15/18(k)		1,725	1,200,493
Small Business Administration Participation Certificates:
Series 1996-20B, Class 1, 6.38%, 2/01/16		753	816,208
Series 1996-20K, 6.95%, 11/01/16		1,066	1,144,204
Series 1997-20B, Class 1, 7.10%, 2/01/17		772	843,420
Series 1997-20F, Class 1, 7.20%, 6/01/17		229	252,031
Series 1997-20G, Class 1, 6.85%, 7/01/17		1,741	1,870,074
Tennessee Valley Authority,
5.25%, 9/15/39		2,630	2,600,749

			35,756,038

Collateralized Mortgage Obligations — 2.7%
Fannie Mae:
Series 2006-M2, Class A2A, 5.27%, 10/25/32(a)		7,525	7,819,771
Series 2005-48, Class AR, 5.50%, 2/25/35		3,317	3,569,776
Freddie Mac, Series 2825, Class VP,
5.50%, 6/15/15		2,395	2,586,601

			13,976,148

Federal Deposit Insurance Corporation Guaranteed — 4.5%
Citibank, N.A., 1.75%, 12/28/12		3,450	3,459,808
Citigroup Funding, Inc.:
2.13%, 7/12/12(j)		2,285	2,325,975
1.88%, 10/22/12(j)		4,400	4,435,103
General Electric Capital Corp.:
2.00%, 9/28/12(j)		2,750	2,787,436
2.13%, 12/21/12(j)		5,945	6,022,778
2.63%, 12/28/12(j)		3,700	3,799,560

			22,830,660

Interest Only Collateralized Mortgage Obligations — 0.5%
Ginnie Mae:
Series 2009-16, Class SL, 7.10%, 1/20/37(a)		4,729	574,033
Series 2007-9, Class BI, 6.58%, 3/20/37(a)		3,918	409,176
Series 2009-26, Class SC, 6.17%, 1/16/38(a)		3,919	460,418
Series 2009-47, Class KS, 5.82%, 6/16/39(a)		10,920	978,808

			2,422,435

Mortgage-Backed Securities — 97.7%
Fannie Mae Mortgage-Backed Securities:
7.00%, 7/01/10-10/01/12		9	9,147
5.50%, 9/01/13-2/01/40(j)		72,330	76,657,465
6.00%, 1/01/21-9/01/39		13,271	14,327,620
4.00%, 4/01/25-4/01/40(l)		12,500	12,467,219
5.00%, 4/01/25-4/01/40(l)		45,400	47,085,437
2.93%, 12/01/34(a)		3,212	3,298,118
5.00%, 6/01/35-4/01/40		34,755	35,948,181
4.83%, 8/01/38(a)		3,370	3,537,625
5.50%, 2/01/39-6/01/40(l)		83,827	88,080,926
6.00%, 3/01/39-6/01/40(l)		55,900	59,432,219
4.50%, 4/01/40(l)		2,000	2,026,250
4.50%, 4/01/40-5/01/40(l)		98,500	98,634,344
6.50%, 4/01/40(l)		9,900	10,729,125
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/10		490	492,206
6.50%, 9/01/10-8/01/13		30	30,590
6.00%, 11/01/14-2/01/39		10,823	11,636,156
5.50%, 10/01/17-2/01/40		2,922	3,095,802
5.00%, 4/01/25(l)		100	105,594
5.40%, 11/01/38(a)		1,844	1,940,581
5.50%, 2/01/39(l)		3,300	3,499,031
6.00%, 2/01/40-4/01/40(l)		18,300	19,627,656
Ginnie Mae Mortgage-Backed Securities:
9.50%, 9/15/16-11/15/16		11	12,017
5.50%, 11/15/33		22	23,280
5.00%, 4/01/40(l)		5,100	5,294,438

			497,991,027

Total U.S. Government Sponsored Agency Securities — 112.4%			572,976,308

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	57

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)			Value
U.S. Treasury Obligations
U.S. Treasury Bonds:
9.88%, 11/15/15	USD	1,650		$2,260,114
8.88%, 8/15/17(j)		2,100		2,861,250
8.75%, 5/15/20-8/15/20(i)(j)		4,900		6,912,032
8.13%, 5/15/21-8/15/21(j)		9,830		13,466,954
8.00%, 11/15/21(j)		7,900		10,763,750
4.25%, 5/15/39(i)(j)		4,290		3,974,951
4.63%, 2/15/40(j)		2,600		2,562,625
U.S. Treasury Notes:
0.88%, 2/29/12(j)		35,430		35,356,660
1.00%, 3/31/12(j)		2,420		2,418,863
2.38%, 2/28/15(j)		28,280		28,085,716
3.63%, 2/15/20(j)		44,760		43,997,692
U.S. Treasury Strips, 0.00%, 8/15/20(i)(j)		9,565		6,171,730

Total U.S. Treasury Obligations — 31.1%				158,832,337

Total Long-Term Investments (Cost — $1,064,569,129) — 208.0%				1,060,741,113

	Shares/ Par (000)
Short-Term Securities
Money Market Funds — 0.5%
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.11%(m)(n)		2,223,641		2,223,641

Borrowed Bond Agreements — 1.0%
Barclays Bank Plc
0.10%, 6/30/10		2,322		2,322,375
Barclays Bank Plc
0.14%, 6/30/10		2,872		2,871,750

				5,194,125

Total Short-Term Securities (Cost — $7,417,766) — 1.5%				7,417,766

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
U.S. Treasury Notes (10 Year), Strike Price $118,
Expires 4/23/10		142		19,969
U.S. Treasury Notes (10 Year), Strike Price $119,
Expires 4/23/10		145		6,797

				26,766

Exchange-Traded Put Options Purchased
3-month Euro-Dollar Futures, Strike Price USD
98.75, Expires 9/13/10		349		15,269

Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.120% and pay a floating rate based on 3-month LIBOR, Expires 4/26/10, Broker, Morgan Stanley Capital Services, Inc.		3,340	(o)	17,040
Receive a fixed rate of 1.150% and pay a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker, Deutsche Bank AG		3,980	(o)	119,943
Receive a fixed rate of 1.200% and pay a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker, Citibank, N.A.		3,980	(o)	134,492
Receive a fixed rate of 2.905% and pay a floating rate based on 3-month LIBOR, Expires 1/31/11, Broker, JPMorgan Chase Bank, N.A.		2,420	(o)	351,328
Receive a fixed rate of 3.750% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Citibank, N.A.		960	(o)	70,195

	Contracts(o)
Receive a fixed rate of 4.185% and pay a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG		710		206,452
Receive a fixed rate of 4.250% and pay a floating rate based on 3-month LIBOR, Expires 5/14/10, Broker, Royal Bank of Scotland Plc		810		37,714

				937,164

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 1.915% and receive a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker, Morgan Stanley Capital Services, Inc.		3,980		16,795
Pay a fixed rate of 1.945% and receive a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker, Citibank, N.A.		3,980		16,404
Pay a fixed rate of 2.905% and receive a floating rate based on 3-month LIBOR, Expires 1/31/11, Broker, JPMorgan Chase Bank, N.A.		2,420		230,556
Pay a fixed rate of 3.750% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Citibank, N.A.		960		183,992
Pay a fixed rate of 4.185% and receive a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG		710		276,286
Pay a fixed rate of 5.035% and receive a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker, JPMorgan Chase Bank, N.A.		4,210		2,068,761
Pay a fixed rate of 5.090% and receive a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International		660		315,478
Pay a fixed rate of 5.165% and receive a floating rate based on 3-month LIBOR, Expires 10/23/12, Broker, JPMorgan Chase Bank, N.A.		4,120		1,866,291
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.		5,730		104

				4,974,667

Total Options Purchased (Cost — $7,945,029) — 1.2%				5,953,866

Total Investments Before TBA Sale Commitments, Outstanding Options Written and Borrowed Bonds (Cost — $1,079,931,924*) — 210.7%				1,074,112,745

	Par (000)
TBA Sale Commitments(l)
Fannie Mae Mortgage-Backed Securities:
5.00%, 4/01/25-4/01/40	USD	49,300		(50,997,188)
5.50%, 4/01/25-6/01/40		88,897		(93,584,517)
6.00%, 4/01/25-4/01/40		44,300		(47,152,626)
4.50%, 4/01/40		34,700		(34,797,781)
5.50%, 4/01/40(j)		20,100		(21,111,281)
Freddie Mac Mortgage-Backed Securities:
5.00%, 4/01/25		100		(105,594)
5.50%, 4/01/40		4,500		(4,762,031)
6.00%, 4/01/40-5/01/40		28,800		(30,860,400)

Total TBA Sale Commitments (Proceeds — $283,648,973) — (55.6)%				(283,371,418)

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Contracts		Value
Options Written
Exchange-Traded Put Options Written
3-month Euro-Dollar Futures, Strike Price USD 98.25, Expires 9/13/10	349		$(6,544)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA	510(o	)	(6,190)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	430(o	)	(10,678)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	540(o	)	(19,282)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	870(o	)	(31,066)
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker, Morgan Stanley Capital Services, Inc.	2,930(o	)	(267,175)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR, Expires 5/04/10, Broker, Deutsche Bank AG	900(o	)	(76,575)
Pay a fixed rate of 4.123% and receive a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker, Morgan Stanley Capital Services, Inc.	460(o	)	(119,936)
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker, Citibank, N.A.	860(o	)	(647,562)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	430(o	)	(207,188)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	710(o	)	(361,596)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG	1,000(o	)	(518,525)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.	1,490(o	)	(1,070,611)

			(3,336,384)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 5/04/10, Broker, Deutsche Bank AG	900(o	)	(103,079)
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA	510(o	)	(25,543)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	430(o	)	(15,892)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	540(o	)	(32,873)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	870(o	)	(52,962)
Receive a fixed rate of 4.123% and pay a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker, Morgan Stanley Capital Services, Inc.	460(o	)	(86,145)

	Contracts(o)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker, Morgan Stanley Capital Services, Inc.	2,930		(39,125)
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker, Citibank, N.A.	860		(5,950)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	430		(327,300)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	710		(425,797)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG	1,000		(590,726)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.	1,490		(279,309)
Receive a fixed rate of 6.035% and pay a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker, JPMorgan Chase Bank, N.A.	4,210		(1,028,752)
Receive a fixed rate of 6.090% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International	660		(157,441)
Receive a fixed rate of 6.165% and pay a floating rate based on 3-month LIBOR, Expires 10/23/12, Broker, JPMorgan Chase Bank, N.A.	4,120		(928,346)

			(4,099,240)

Total Options Written (Premiums Received — $ 11,907,843) — (1.5)%			(7,442,168)

	Par (000)
Borrowed Bonds
U.S. Treasury Bonds,
9.88%, 11/15/15	USD	(1,650)	(2,260,114)
8.88%, 8/15/17	(2,100)		(2,861,250)

Total Borrowed Bonds (Proceeds — $5,147,905) — (1.0)%			(5,121,364)

Total Investments Net of TBA Sale Commitments, Outstanding Options Written and Borrowed Bonds — 152.6%			778,177,795
Liabilities in Excess of Other Assets — (52.6)%			(268,292,531)

Net Assets — 100.0%			$509,885,264

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,080,120,214

Gross unrealized appreciation.	$13,695,987
Gross unrealized depreciation.	(19,703,456)

Net unrealized depreciation	$(6,007,469)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	59

Schedule of Investments (continued)	BlackRock Managed Income Portfolio

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(g)	Security held as collateral in connection with the Term Asset-Backed Securities Loan Facility (“TALF”) program.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(j)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(k)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(l)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(2,399,625)	$(27,797)
Barclays Bank Plc	$40,204,625	$(129,783)
BNP Paribas	$(10,180,313)	$(95,181)
Citibank, N.A.	$2,247,938	$1,389
Credit Suisse International	$8,727,938	$(172,402)
Deutsche Bank AG	$3,739,025	$62,066
Goldman Sachs Bank USA	$21,139,555	$40,449
JPMorgan Chase Bank, N.A.	$38,206,740	$16,937
Morgan Stanley Capital Services, Inc.	$(21,631,750)	$(115,346)
Nomura Securities International, Inc.	$(847,000)	$(1,000)
Royal Bank of Scotland Plc	$(19,387,500)	$(54,375)
Wells Fargo & Co.	$3,791,188	$(17,938)

(m)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(3,627,303)	$24	$2,215

(n)	Represents the current yield as of report date.

(o)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of March 31, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Capital Plc	-0.12%	3/31/10	4/01/10	$19,463,535	$19,463,600
Barclays Capital Plc	0.19%	4/01/10	4/06/10	$16,314,931	16,314,500
Barclays Capital Plc	-0.02%	4/01/10	4/06/10	$19,512,946	19,513,000
Credit Suisse International	0.20%	3/31/10	4/01/10	$12,818,259	12,818,187
Credit Suisse International	0.19%	1/26/10	6/30/10	$2,981,812	2,979,375
JPMorgan Chase Bank, N.A.	0.00%	3/31/10	4/01/10	$3,551,100	3,551,100
Royal Bank of Scotland Plc	0.00%	3/31/10	4/01/10	$2,416,975	2,416,975
Bank of America, N.A.	0.18%	3/04/10	Open	$10,642,136	10,640,700
Bank of America, N.A.	0.15%	3/05/10	Open	$8,368,194	8,367,288
Bank of America, N.A.	0.15%	3/05/10	Open	$1,931,084	1,930,875
Bank of America, N.A.	0.16%	3/12/10	Open	$2,776,547	2,776,312
Bank of America, N.A.	0.15%	3/18/10	Open	$9,011,738	9,011,250
Bank of America, N.A.	0.20%	3/18/10	Open	$6,991,755	6,991,250
Bank of America, N.A.	0.05%	3/24/10	Open	$25,967,752	25,967,500
Barclays Capital Plc	0.12%	3/05/10	Open	$17,503,367	17,501,850
Barclays Capital Plc	0.20%	3/11/10	Open	$4,348,508	4,348,025
Barclays Capital Plc	0.20%	3/11/10	Open	$2,263,801	2,263,550
Barclays Capital Plc	0.20%	3/12/10	Open	$5,882,604	5,881,983
Barclays Capital Plc	0.23%	3/16/10	Open	$3,710,484	3,710,129
Barclays Capital Plc	0.23%	3/16/10	Open	$2,727,780	2,727,519
Barclays Capital Plc	0.10%	3/31/10	Open	$2,420,000	2,420,000
Credit Suisse International	0.19%	3/11/10	Open	$3,192,934	3,192,597
Credit Suisse International	0.19%	3/11/10	Open	$3,046,055	3,045,733
Credit Suisse International	0.15%	3/16/10	Open	$5,863,029	5,862,663
Credit Suisse International	0.19%	3/16/10	Open	$2,343,786	2,343,600
Credit Suisse International	0.22%	3/16/10	Open	$4,424,474	4,424,069
Credit Suisse International	0.19%	3/16/10	Open	$2,606,706	2,606,500
JPMorgan Chase Bank, N.A.	0.15%	3/08/10	Open	$10,814,536	10,813,500
JPMorgan Chase Bank, N.A.	0.12%	3/31/10	Open	$3,555,550	3,555,550

Total					$217,439,180

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Managed Income Portfolio

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 6,168,705	USD	5,829,625	Citibank, N.A.	4/21/10	$243,965
USD 86,192	CAD	91,205	Citibank, N.A.	4/21/10	(3,607)
USD 5,809,857	CAD	6,077,500	Goldman Sachs Bank USA	4/21/10	(173,934)
USD 1,462,729	EUR	1,081,500	Citibank, N.A.	5/26/10	1,938

Total					$68,362

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation
71	U.S. Treasury Notes (5 Year)	June 2010	$8,153,906	$—
33	U.S. Treasury Bonds (30 Year)	June 2010	$3,832,125	(7,852)

Total				$(7,852)

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
674	U.S. Treasury Notes (2 Year)	June 2010	$146,226,406	$91,572
475	U.S. Treasury Notes (10 Year)	June 2010	$55,218,750	97,740
6	Ultra Treasury Bonds	June 2010	$719,812	(2,501)
15	Euro Dollar Futures	June 2010	$3,736,125	(589)
15	Euro Dollar Futures	September 2010	$3,729,938	(364)
15	Euro Dollar Futures	December 2010	$3,718,875	348
16	Euro Dollar Futures	March 2011	$3,952,800	514
11	Euro Dollar Futures	June 2011	$2,707,238	598
11	Euro Dollar Futures	September 2011	$2,697,200	460
11	Euro Dollar Futures	December 2011	$2,687,438	698
11	Euro Dollar Futures	March 2012	$2,678,912	1,023

Total				$189,499

•	Interest rate swaps outstanding as of March 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.12%(a)	3-month LIBOR	BNP Paribas	January 2012	USD	38,300	$(111,751)
1.14%(b)	3-month LIBOR	BNP Paribas	February 2012	USD	19,500	$49,945
1.10%(b)	3-month LIBOR	Deutsche Bank AG	February 2012	USD	18,800	31,401
2.25%(a)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	6,770	(155,747)
2.79%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	November 2014	USD	3,160	(61,125)
2.69%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2015	USD	12,300	42,948
2.56%(a)	3-month LIBOR	Bank of America, N.A.	March 2015	USD	14,300	66,721
2.62%(a)	3-month LIBOR	Barclays Bank Plc	March 2015	USD	10,700	18,314
2.75%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2015	USD	7,000	(14,500)
2.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	USD	9,300	(5,936)
2.72%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	April 2015	USD	9,600	—
4.49%(b)	3-month LIBOR	Bank of America, N.A.	October 2018	USD	6,700	580,384
2.21%(b)	3-month LIBOR	Goldman Sachs Bank USA	December 2018	USD	7,900	(807,220)
3.80%(b)	3-month LIBOR	Deutsche Bank AG	June 2019	USD	8,000	151,057
3.77%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2019	USD	6,300	86,935
3.71%(b)	3-month LIBOR	Barclays Bank Plc	August 2019	USD	6,400	17,237
3.68%(b)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	12,400	(1,949)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	61

Schedule of Investments (continued)	BlackRock Managed Income Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.47%(b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	USD	11,700	$(238,192)
5.49%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	October 2019	USD	10,600	(1,364,195)
3.50%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	November 2019	USD	1,700	14,861
3.44%(b)	3-month LIBOR	Bank of America, N.A.	November 2019	USD	1,300	(19,020)
3.31%(b)	3-month LIBOR	Barclays Bank Plc	December 2019	USD	15,800	(421,830)
3.31%(b)	3-month LIBOR	Royal Bank of Scotland Plc	December 2019	USD	2,400	(63,577)
3.40%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	10,900	211,313
3.62%(b)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	4,500	(3,952)
3.50%(b)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	2,000	(23,448)
3.70%(b)	3-month LIBOR	Credit Suisse International	December 2019	USD	8,000	37,464
5.67%(a)	3-month LIBOR	Citibank, N.A.	January 2020	USD	10,000	(1,199,976)
3.89%(b)	3-month LIBOR	BNP Paribas	January 2020	USD	4,900	85,901
3.88%(b)	3-Month LIBOR	Morgan Stanley Capital Services, Inc.	January 2020	USD	4,700	81,058
3.93%(b)	3-month LIBOR	BNP Paribas	January 2020	USD	6,000	124,686
3.89%(b)	3-month LIBOR	Credit Suisse International	January 2020	USD	7,100	121,245
4.87%(a)	3-month LIBOR	Deutsche Bank AG	February 2020	USD	22,300	(1,187,359)
3.71%(a)	3-month LIBOR	Deutsche Bank AG	February 2020	USD	11,900	30,183
3.78%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	USD	5,100	(17,693)
3.87%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	USD	2,700	25,902
3.75%(b)	3-month LIBOR	Royal Bank of Scotland Plc	February 2020	USD	9,700	(6,343)
3.68%(b)	3-month LIBOR	BNP Paribas	March 2020	USD	7,600	(52,749)
3.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	6,400	38,667
3.65%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD	5,500	(54,910)
3.64%(a)	3-month LIBOR	Royal Bank of Scotland Plc	March 2020	USD	10,100	114,590
3.73%(a)	3-month LIBOR	Barclays Bank Plc	March 2020	USD	2,800	10,570
3.77%(b)	3-month LIBOR	Citibank, N.A.	March 2020	USD	6,500	(5,766)
3.67%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	6,400	(66,233)
3.71%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	6,800	49,848
3.75%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	3,400	16,464
3.83%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD	2,700	(5,204)
3.81%(a)	3-month LIBOR	UBS AG	April 2020	USD	4,000	—
4.42%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	6,865	(289,017)
4.24%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	2,085	(63,488)
5.41%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2022	USD	5,065	717,535
4.35%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD	4,000	70,974
4.44%(a)	3-month LIBOR	Royal Bank of Scotland Plc	January 2040	USD	2,900	11,052
4.52%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2040	USD	2,600	17,580
3.50%(a)	3-month LIBOR	Barclays Bank Plc	March 2040	USD	1,500	250,752

Total						$(3,165,593)

(a)	Fund pays fixed interest rate and receives floating rate.

(b)	Fund pays floating interest rate and receives fixed rate.

(c)	Fund pays fixed interest rate and receives floating rate at expiration date.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (concluded)	BlackRock Managed Income Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	—	$44,359,285	$1,265	$44,360,550
Corporate Bonds	—	107,165,265	—	107,165,265
Foreign Agency Obligations	—	20,953,012	—	20,953,012
Foreign Government Obligations	—	10,009,501	—	10,009,501
Non-Agency Mortgage-Backed Securities	—	116,214,895	12,903,096	129,117,991
Preferred Securities	—	5,028,120	—	5,028,120
Project Loans	—	—	70,638	70,638
Taxable Municipal Bonds	—	12,227,391	—	12,227,391
U.S. Government Sponsored Agency Securities	—	566,763,291	6,213,017	572,976,308
U.S. Treasury Obligations	—	158,832,337	—	158,832,337
Short-Term Securities	$2,223,641	5,194,125	—	7,417,766
Liabilities:
TBA Sale Commitments	—	(283,371,418)	—	(283,371,418)

Total	$2,223,641	$763,375,804	$19,188,016	$784,787,461

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$234,988	$9,233,321	—	$9,468,309
Liabilities	(17,850)	(30,409,105)	$(352,505)	(30,779,460)

Total	$217,138	$(21,175,784)	$(352,505)	$(21,311,151)

1	Other financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts, swaps, borrowed bonds and TALF loans. Foreign currency exchange contracts, financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased, options written, borrowed bonds and TALF loans which are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Balance, as of September 30, 2009	$1,265	$10,561,369	$72,297	$10,634,931
Accrued discounts/premiums	—	4,234	(175)	4,059
Realized gain/loss	—	1,148	—	1,148
Change in unrealized appreciation/depreciation[3]	—	592	192	784
Net purchases/sales	—	2,335,753	(1,676)	2,334,077
Transfers in/out of Level 3	—	—	—	—

Balance, as of March 31, 2010	$1,265	$12,903,096	$70,638	$12,974,999

		U.S. Government Sponsored Agency Obligations	Other Financial Instruments[2]	Total
Balance, as of September 30, 2009		$8,669,274	$(12,379,547)	$(3,710,273)
Accrued discounts/premiums		—	—	—
Realized gain/loss		—	—	—
Change in unrealized appreciation/depreciation[3]		(71,856)	186,378	114,522
Net purchases/sales		(2,384,401)	54,763	(2,329,638)
Transfers in/out of Level 3		—	11,785,901	11,785,901

Balance, as of March 31, 2010		$6,213,017	$(352,505)	$5,860,512

2	Other financial instruments are swaps and TALF loan.

3	The change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $43,734 which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	63

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
AmeriCredit Automobile Receivables Trust, Series 2006-AF, Class A4,
5.64%, 9/06/13	$232	$238,001
Bank of America Auto Trust, Series 2009-1A, Class A3,
2.67%, 7/15/13(a)	320	326,933
Capital One Prime Auto Receivables Trust, Series 2007-2, Class B,
5.68%, 6/16/14	115	119,686
Ford Credit Auto Owner Trust, Series 2009-B, Class A4,
4.50%, 7/15/14	300	319,556
Harley-Davidson Motorcycle Trust, Series 2006-2, Class A2,
5.35%, 3/15/13	383	392,840
SLC Student Loan Trust, Series 2006-A, Class A4,
0.37%, 1/15/19(b)	125	115,885
SLM Student Loan Trust, Series 2008-5, Class A4,
1.95%, 7/25/23(b)	175	185,018

Total Asset-Backed Securities — 3.4%		1,697,919

Corporate Bonds
Aerospace & Defense — 0.3%
United Technologies Corp.,
5.70%, 4/15/40	125	126,417

Beverages — 1.2%
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 1/15/20	570	588,001

Capital Markets — 1.0%
Ameriprise Financial, Inc.,
5.30%, 3/15/20	250	252,910
The Goldman Sachs Group, Inc.,
5.38%, 3/15/20	250	247,688

		500,598

Communications Equipment — 0.6%
Cisco Systems, Inc.,
4.45%, 1/15/20	290	288,393

Computers & Peripherals — 0.5%
International Business Machines Corp.,
7.63%, 10/15/18	200	246,237

Containers & Packaging — 1.6%
Ball Corp.,
7.38%, 9/01/19	250	263,438
Crown Americas LLC/Crown Americas Capital Corp. II,
7.63%, 5/15/17(a)	250	260,625
Owens-Brockway Glass Container, Inc.,
7.38%, 5/15/16	250	262,500

		786,563

Diversified Financial Services — 1.0%
Bank of America Corp.,
6.00%, 9/01/17	120	124,803
BP Capital Markets Plc,
5.25%, 11/07/13	250	275,106
New Communications Holdings, Inc.,
8.25%, 4/15/17(a)	120	122,100

		522,009

Electric Utilities — 1.1%
Florida Power Corp.,
6.40%, 6/15/38	170	184,884
MidAmerican Energy Holdings Co.,
5.95%, 5/15/37	380	374,093

		558,977

Food Products — 1.0%
Kraft Foods, Inc.:
5.38%, 2/10/20	400	406,542
6.50%, 2/09/40	100	103,628

		510,170

Health Care Providers & Services — 1.1%
HCA, Inc.,
8.50%, 4/15/19(a)	250	268,906
Tenet Healthcare Corp.,
9.00%, 5/01/15(a)	250	269,375

		538,281

Household Products — 0.5%
The Procter & Gamble Co.,
4.70%, 2/15/19	250	256,385

Insurance — 0.9%
Lincoln National Corp.,
6.25%, 2/15/20	200	208,543
Prudential Financial, Inc.,
4.75%, 9/17/15	250	257,317

		465,860

Media — 3.2%
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/22	610	815,063
Cox Communications, Inc.,
8.38%, 3/01/39(a)	240	300,168
DISH DBS Corp.,
7.13%, 2/01/16	250	254,688
Virgin Media Secured Finance Plc,
6.50%, 1/15/18(a)	250	250,625

		1,620,544

Metals & Mining — 0.6%
Teck Resources Ltd.,
10.75%, 5/15/19	250	306,250

Multi-Utilities — 0.5%
CenterPoint Energy, Inc.,
6.50%, 5/01/18	225	238,246

Oil, Gas & Consumable Fuels — 3.6%
Canadian Natural Resources Ltd.,
5.90%, 2/01/18	390	422,076
Cenovus Energy, Inc.,
6.75%, 11/15/39(a)	220	238,604
Enterprise Products Operating LLC,
6.13%, 10/15/39	130	127,820
Nexen, Inc.,
6.40%, 5/15/37	170	171,364
Peabody Energy Corp.,
7.38%, 11/01/16	250	264,375
Rockies Express Pipeline LLC,
3.90%, 4/15/15(a)	95	93,694
Valero Energy Corp.,
6.63%, 6/15/37	270	256,785
XTO Energy, Inc.,
6.38%, 6/15/38	180	201,577

		1,776,295

Paper & Forest Products — 1.3%
Georgia-Pacific LLC,
8.25%, 5/01/16(a)	250	272,500
International Paper Co.,
7.30%, 11/15/39	330	352,656

		625,156

Pharmaceuticals — 0.6%
Novartis Capital Corp.,
1.90%, 4/24/13	325	324,817

Software — 0.5%
Oracle Corp.,
5.75%, 4/15/18	220	241,298

Tobacco — 0.5%
Philip Morris International, Inc.,
4.50%, 3/26/20	250	243,914

Wireless Telecommunication Services — 0.5%
Cricket Communications, Inc.,
7.75%, 5/15/16	250	259,375

Total Corporate Bonds — 22.1%		11,023,786

Foreign Agency Obligations
Dexia Credit Local SA,
2.00%, 3/05/13(a)	250	248,380
Eksportfinans ASA,
1.88%, 4/02/13	400	398,452

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Foreign Agency Obligations
Petrobras International Finance Co.,
5.75%, 1/20/20	$690	$706,899

Total Foreign Agency Obligations — 2.7%		1,353,731

Foreign Government Obligations
Mexico — 0.3%
United Mexican States,
5.13%, 1/15/20	150	151,500

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 6.3%
Banc of America Funding Corp., Series 2005-H, Class 2A1,
5.14%, 11/20/35(b)	737	518,388
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 1A1,
5.50%, 11/25/35	846	609,268
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1,
0.44%, 8/25/46(b)	821	658,190
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1,
5.67%, 4/25/47(b)	526	341,331
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A8,
4.82%, 10/25/35(b)	447	372,634
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 2A4,
5.74%, 4/25/36(b)	750	618,326

		3,118,137

Total Non-Agency Mortgage-Backed Securities — 6.3%		3,118,137

Preferred Securities
Capital Trusts
Diversified Financial Services — 0.5%
Goldman Sachs Capital II,
5.79%(b)(c)	300	254,250

Taxable Municipal Bonds — 0.5%
State of California GO,
6.65%, 3/01/22	250	260,130

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.3%
Fannie Mae:
5.25%, 9/15/16	200	220,710
6.63%, 11/15/30	100	119,507
Freddie Mac:
5.13%, 11/17/17	200	219,010
6.75%, 3/15/31	100	121,387

		680,614

Mortgage-Backed Securities — 19.7%
Fannie Mae Mortgage-Backed Securities:
5.50%, 4/01/25-4/01/40(d)	5,200	5,487,313
4.50%, 4/01/40(d)	3,500	3,507,656
5.00%, 4/01/40(d)	800	825,250

		9,820,219

Total U.S. Government Sponsored Agency Securities — 21.0%		10,500,833

U.S. Treasury Obligations
U.S. Treasury Bonds,
4.63%, 2/15/40(e)	320	315,400
U.S. Treasury Notes:
0.88%, 2/29/12	1,140	1,137,640
1.38%, 2/15/13	890	885,828
2.38%, 2/28/15	530	526,359
3.00%, 2/28/17	530	521,677
3.63%, 2/15/20	1,535	1,508,858

Total U.S. Treasury Obligations — 9.8%		4,895,762

Total Long-Term Investments (Cost — $33,271,310) — 66.6%		33,256,048

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.11%(f)(g)	28,629,832	28,629,832

Total Short-Term Securities (Cost — $28,629,832) — 57.3%		28,629,832

Total Investments Before Outstanding Options Written (Cost — $61,901,142*) — 123.9%		61,885,880

	Contracts(h)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG	200	(103,705)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG	200	(118,145)

Total Options Written (Premiums Received — $ 234,400) — (0.4)%		(221,850)

Total Investments Net of Outstanding Options Written — 123.5%		61,664,030
Liabilities in Excess of Other Assets — (23.5)%		(11,732,093)

Net Assets — 100.0%		$49,931,937

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$61,901,142

Gross unrealized appreciation	$148,119
Gross unrealized depreciation	(163,381)

Net unrealized depreciation	$(15,262)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security is perpetual in nature and has no stated maturity date.

(d)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	$5,487,313	$3,547
JPMorgan Chase Bank, N.A.	$4,332,906	$(19,578)

(e)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	65

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

(f)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$28,629,832	—	$3,406

(g)	Represents the current yield as of report date.

(h)	One contract represents a notional amount of $10,000.

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation
2	U.S. Treasury Notes (2 Year)	June 2010	$433,906	$(17)
28	U.S. Treasury Notes (5 Year)	June 2010	$3,215,625	(18,139)
15	U.S. Treasury Notes (10 Year)	June 2010	$1,743,750	(7,970)
1	U.S. Treasury Bonds (30 Year)	June 2010	$116,125	(1,363)
7	Ultra Treasury Bonds	June 2010	$839,781	(18,801)

Total				$(46,290)

•	Interest rate swaps outstanding as of March 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.16%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2012	USD	3,400	$2,272
1.14%(b)	3-month LIBOR	Deutsche Bank AG	March 2012	USD	3,500	(505)
2.73%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	USD	900	(574)
2.72%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	April 2015	USD	900	—
3.68%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	300	2,886
3.71%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	700	5,131
3.75%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	200	968
3.83%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD	300	(578)

Total						$9,600

(a)	Fund pays floating interest rate and receives fixed rate.

(b)	Fund pays fixed interest rate and receives floating rate.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	—	$1,697,919	$—	$1,697,919
Corporate Bonds	—	11,023,786	—	11,023,786
Foreign Agency Obligations	—	1,353,731	—	1,353,731
Foreign Government
Obligations	—	151,500	—	151,500
Non-Agency Mortgage-Backed
Securities	—	3,118,137	—	3,118,137
Preferred Securities	—	254,250	—	254,250
Taxable Municipal Bonds	—	260,130	—	260,130
U.S. Government Sponsored
Agency Securities	—	10,500,833	—	10,500,833
U.S. Treasury Obligations	—	4,895,762	—	4,895,762
Short-Term Securities	$28,629,832	—	—	28,629,832

Total	$28,629,832	$33,256,048	$—	$61,885,880

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (concluded)	BlackRock Multi-Sector Bond Portfolio

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Interest rate contracts	—	$11,257	—	$11,257
Liabilities:
Interest rate contracts	$(46,290)	(223,507)	—	(269,797)

Total	$(46,290)	$(212,250)	—	$(258,540)

1	Derivative financial instruments are options written, financial futures contracts and swaps. Financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options written which are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	67

Statements of Assets and Liabilities

March 31, 2010 (Unaudited)	BlackRock Bond Portfolio	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Intermediate Government Bond Portfolio
Assets
Investments at value - unaffiliated[1]	$1,513,749,563	$3,024,527,761	$2,752,783,251	$2,089,126,439
Investments at value - affiliated[2]	—	140,419,677	143,584,127	3,538,991
Cash pledged as collateral in connection with financial futures contracts	1,790,000	—	—	—
Cash	679,627	—	—	5,445
Foreign currency at value[3]	95,841	—	47,006	99
Investments sold receivable	211,934,249	1,085,589,098	25,304,477	327,437,926
TBA sale commitments receivable	118,647,314	1,496,490,371	—	1,501,845,270
Interest receivable	9,640,764	9,120,178	15,128,745	41,212,208
Unrealized appreciation on swaps	9,292,708	2,424,375	13,869,240	3,551,258
Capital shares sold receivable	3,293,019	4,789,174	19,264,378	1,060,892
Unrealized appreciation on foreign currency exchange contracts	496,739	—	276,994	79,121
Margin variation receivable	254,961	207,552	554,506	116,528
Prepaid expenses	130,468	117,210	192,911	67,722
Receivable from advisor	1,387	36,116	1	26,773
Dividends receivable - affiliated	767	15,077	13,247	3,286
Other assets	11,710	—	—	—

Total assets	1,870,019,117	5,763,736,589	2,971,018,883	3,968,071,958

Liabilities
Loans payable	32,033,458	—	—	—
Investments purchased payable	322,452,613	2,986,097,776	103,089,763	1,847,635,957
Reverse repurchase agreements payable	309,664,412	—	—	75,885,350
Borrowed Bonds[4]	90,973,033	—	—	—
TBA sale commitments at value[5]	118,624,750	1,494,857,664	—	1,494,943,794
Treasury rolls payable	17,947,663	—	—	26,871,613
Options written at value[6]	13,344,494	2,742,472	15,121,570	8,690,427
Unrealized depreciation on swaps	11,416,772	634,558	6,971,636	4,904,508
Swap premiums received	3,202,665	—	1,296,525	1,604,045
Capital shares redeemed payable	1,619,392	4,819,917	9,056,936	1,228,391
Income dividends payable	1,365,896	1,970,085	1,631,148	805,396
Collateral received for swap contracts	975,000	200,000	—	525,000
Margin variation payable	452,188	1,100	12,576	107,672
Unrealized depreciation on foreign currency exchange contracts	358,206	—	—	—
Interest expense payable	326,356	3,176,758	—	2,449,838
Other affiliates payable	290,725	449,772	428,271	239,198
Investment advisory fees payable	260,129	417,412	491,587	197,834
Service and distribution fees payable	120,673	391,399	731,920	114,001
Officer’s and Trustees’ fees payable	9,958	8,298	6,753	8,375
Bank overdraft	—	73,824	323,880	—
Other accrued expenses payable	43,013	67,254	14,152	56,753

Total liabilities	925,481,396	4,495,908,289	139,176,717	3,466,268,152

Net Assets	$944,537,721	$1,267,828,300	$2,831,842,166	$501,803,806

Net Assets Consist of
Paid-in capital	$949,171,587	$1,237,559,354	$2,768,889,884	$499,881,291
Distributions in excess of net investment income	(2,234,863)	(3,353,918)	(684,125)	(115,975)
Accumulated net realized gain (loss)	(16,954,850)	11,628,085	30,419,945	1,573,082
Net unrealized appreciation	14,555,847	21,994,779	33,216,462	465,408

Net Assets	$944,537,721	$1,267,828,300	$2,831,842,166	$501,803,806

[1] Investments at cost - unaffiliated	$1,502,917,610	$3,007,654,038	$2,729,056,136	$2,098,279,278
[2] Investments at cost - affiliated	—	140,419,677	143,584,127	3,538,991
[3] Foreign currency at cost	95,809	—	49,542	99
[4] Proceeds received borrowed bond agreements	91,264,276	—	—	—
[5] Proceeds received TBA sale commitments	118,647,314	1,496,490,371	—	1,501,845,270
[6] Premiums received	18,976,444	4,372,335	17,968,629	12,622,453

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2010

Statements of Assets and Liabilities (continued)

March 31, 2010 (Unaudited)	BlackRock Bond Portfolio	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Intermediate Government Bond Portfolio
Net Asset Value
BlackRock
Net assets	$137,671,365	$806,540	$237,688,668	—

Shares outstanding[7]	14,791,634	79,117	22,400,446	—

Net asset value	$9.31	$10.19	$10.61	—

Institutional
Net assets	$458,050,845	$538,592,126	$728,221,488	$174,448,799

Shares outstanding[7]	49,231,765	52,704,967	67,326,404	16,627,605

Net asset value	$9.30	$10.22	$10.82	$10.49

Service
Net assets	$167,953,712	$34,040,877	$65,379,140	$3,239,859

Shares outstanding[7]	18,041,668	3,334,890	6,042,716	308,964

Net asset value	$9.31	$10.21	$10.82	$10.49

Investor A
Net assets	$105,132,862	$328,867,285	$1,223,135,646	$258,323,524

Shares outstanding[7]	11,299,401	32,056,506	114,031,798	24,564,007

Net asset value	$9.30	$10.26	$10.73	$10.52

Investor B
Net assets	$4,534,398	$14,646,041	$11,455,471	$11,986,304

Shares outstanding[7]	487,370	1,432,103	1,074,668	1,142,420

Net asset value	$9.30	$10.23	$10.66	$10.49

Investor C
Net assets	$71,194,539	$350,875,431	$565,961,753	$53,805,320

Shares outstanding[7]	7,645,487	34,343,871	52,757,888	5,124,249

Net asset value	$9.31	$10.22	$10.73	$10.50

7	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	69

Statements of Assets and Liabilities (continued)

March 31, 2010 (Unaudited)	BlackRock Long Duration Bond Portfolio	BlackRock Managed Income Portfolio	BlackRock Multi-Sector Bond Portfolio
Assets
Investments at value - unaffiliated[1]	$279,962,932	$1,071,889,104	$33,256,048
Investments at value - affiliated[2]	2,668,623	2,223,641	28,629,832
Cash pledged as collateral in connection with financial futures contracts	—	40,000	—
Cash	984	87,359	312
Foreign currency at value[3]	373	46,234	—
Interest receivable	3,446,037	5,751,007	270,103
Investments sold receivable	1,312,471	165,513,183	—
Unrealized appreciation on swaps	403,650	3,075,587	11,257
Margin variation receivable	222,917	6,405	17,583
TBA sale commitments receivable	211,500	283,648,973	—
Capital shares sold receivable	47,408	623,415	20,000
Prepaid expenses	25,542	69,884	33,966
Dividends receivable - affiliated	287	266	3,018
Receivable from advisor	40	52,360	3,389
Unrealized appreciation on foreign currency exchange contracts	—	245,903	—
Principal paydown receivable	—	54,791	—
Other assets	114,049	—	—

Total assets	288,416,813	1,533,328,112	62,245,508

Liabilities
Loans payable	—	11,785,901	—
Investments purchased payable	2,143,774	477,926,275	12,022,875
Capital shares redeemed payable	25,662,867	152,190	—
Reverse repurchase agreements payable	2,005,000	217,439,180	—
Options written at value[4]	1,378,623	7,442,168	221,850
Unrealized depreciation on swaps	235,140	6,241,180	1,657
TBA sale commitments at value[5]	211,250	283,371,418	—
Investment advisory fees payable	73,405	207,349	9,623
Unrealized depreciation on foreign currency exchange contracts	38,450	177,541	—
Other affiliates payable	29,636	185,166	4,323
Margin variation payable	7,031	270,977	—
Income dividends payable	6,939	1,283,945	35,892
Officer’s and Trustees’ fees payable	5,584	8,370	1,495
Service and distribution fees payable	2,385	48,128	19
Interest expense payable	383	835,112	—
Treasury rolls payable	—	8,973,831	—
Borrowed bonds[6]	—	5,121,364	—
Swap premiums received	—	1,905,815	—
Collateral received for swap contracts	—	52,379	—
Other accrued expenses payable	33,393	14,559	15,837

Total liabilities	31,833,860	1,023,442,848	12,313,571

Net Assets	$256,582,953	$509,885,264	$49,931,937

Net Assets Consist of
Paid-in capital	$246,613,727	$547,811,458	$50,020,000
Undistributed (distributions in excess of) net investment income	734,848	(998,368)	5,078
Accumulated net realized loss	(2,368,001)	(33,022,260)	(53,739)
Net unrealized appreciation/depreciation	11,602,379	(3,905,566)	(39,402)

Net Assets	$256,582,953	$509,885,264	$49,931,937

[1] Investments at cost - unaffiliated	$268,759,501	$1,077,708,283	$33,271,310
[2] Investments at cost - affiliated	2,668,623	2,223,641	28,629,832
[3] Foreign currency at cost	348	46,105	—
[4] Premiums received	1,520,830	11,907,843	234,400
[5] Proceeds received TBA sale commitments	211,500	283,648,973	—
[6] Proceeds received borrowed bond agreements	—	5,147,905	—

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2010

Statements of Assets and Liabilities (concluded)

March 31, 2010 (Unaudited)	BlackRock Long Duration Bond Portfolio	BlackRock Managed Income Portfolio	BlackRock Multi-Sector Bond Portfolio
Net Asset Value
BlackRock
Net assets	$243,483,112	—	—

Shares outstanding[7]	23,902,542	—	—

Net asset value	$10.19	—	—

Institutional
Net assets	$1,180,672	$303,678,374	$49,892,011

Shares outstanding[7]	115,885	31,027,982	4,998,004

Net asset value	$10.19	$9.79	$9.98

Service
Net assets	—	$176,170,072	—

Shares outstanding[7]	—	17,999,610	—

Net asset value	—	$9.79	—

Investor A
Net assets	$11,919,169	$22,481,863	$19,964

Shares outstanding[7]	1,169,354	2,296,314	2,000

Net asset value	$10.19	$9.79	$9.98

Investor B
Net assets	—	$813,361	—

Shares outstanding[7]	—	83,079	—

Net asset value	—	$9.79	—

Investor C
Net assets	—	$6,741,594	$19,962

Shares outstanding[7]	—	690,398	2,000

Net asset value	—	$9.76	$9.98

7	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	71

Statements of Operations

Six Months Ended March 31, 2010 (Unaudited)	BlackRock Bond Portfolio	BlackRock GNMA Portfolio
Investment Income
Interest	$26,231,885	$21,996,088
Dividends - affiliated	4,273	181,717

Total income	26,236,158	22,177,805

Expenses
Investment advisory	2,643,838	3,562,098
Service and distribution - class specific	701,965	2,365,401
Transfer agent - class specific	415,781	722,100
Administration	367,154	439,201
Administration - class specific	130,947	161,885
Printing	70,139	84,928
Custodian	67,244	151,617
Professional	62,927	40,775
Miscellaneous	55,190	50,210
Registration	47,370	60,421
Borrowing costs[2]	31,030	—
Officer and Trustees	17,423	19,423
Organization and offering	—	—
Recoupment of past waived fees - class specific	16,788	179

Total expenses excluding interest expense	4,627,796	7,658,238
Interest expense	717,911	—

Total expenses	5,345,707	7,658,238
Less fees waived by advisor	(825,172)	(1,021,144)
Less administration fees waived - class specific	(48,923)	(71,963)
Less transfer agent fees waived - class specific	(806)	(7,974)
Less transfer agent fees reimbursed - class specific	(9,992)	(234,938)
Less fees paid indirectly	(117)	(485)
Less expenses reimbursed by advisor	—	—

Total expenses after fees waived, reimbursed and paid indirectly	4,460,697	6,321,734

Net investment income	21,775,461	15,856,071

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(8,578,433)	18,137,775
Options written	10,734,110	5,661,014
Financial futures contracts	1,085,784	(5,947,982)
Swaps	3,749,798	1,319,839
Foreign currency transactions	422,140	—

	7,413,399	19,170,646

Net change in unrealized appreciation/depreciation on:
Investments	1,319,466	(3,795,510)
Options written	8,574,662	1,119,209
Financial futures contracts	(463,895)	382,533
Swaps	(8,408,282)	12,452
Borrowed bonds	291,243	—
TALF loans	—	—
Foreign currency transactions	170,871	—

	1,484,065	(2,281,316)

Total realized and unrealized gain (loss)	8,897,464	16,889,330

Net Increase (decrease) in Net Assets Resulting from Operations	$30,672,925	$32,745,401

1	Commencement of operations on February 26, 2010.

2	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Inflation Protected Bond Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Managed Income Portfolio	BlackRock Multi-Sector Bond Portfolio[1]
$26,863,011	$9,545,191	$7,136,597	$14,602,496	$67,260
92,082	23,883	6,486	2,215	3,406

26,955,093	9,569,074	7,143,083	14,604,711	70,666

4,382,469	1,283,723	669,768	1,288,614	21,207
3,804,493	684,447	15,347	279,679	21
1,082,764	407,514	8,938	370,655	6
705,342	191,816	100,465	192,452	3,181
252,738	64,222	33,483	64,436	1,060
122,528	30,577	8,008	25,369	496
69,246	61,469	16,941	54,353	734
36,020	37,424	32,342	47,995	9,920
52,935	36,491	16,820	38,088	651
89,755	24,808	9,204	20,630	527
—	—	—	—	—
23,368	11,862	8,946	11,836	1,495
—	—	—	—	6,029
5,795	3,954	—	661	—

10,627,453	2,838,307	920,262	2,394,768	45,327
12,013	58,951	133	594,573	—

10,639,466	2,897,258	920,395	2,989,341	45,327
(1,908,469)	(87,631)	(259,664)	(14,874)	(11,584)
(29,646)	(24,295)	(31,310)	(51,907)	(658)
(34)	(1,271)	(537)	(1,036)	—
(12)	(155,553)	(89)	(307,251)	(4)
(1,940)	(233)	(1)	(19)	—
—	—	—	—	(3,385)

8,699,365	2,628,275	628,794	2,614,254	29,696

18,255,728	6,940,799	6,514,289	11,990,457	40,970

14,572,052	2,396,462	(493,285)	(5,062,451)	(7,065)
6,266,548	5,004,126	103,719	4,292,613	—
5,565,583	(6,209,235)	(1,237,138)	(296,361)	(46,674)
464,715	1,712,529	46,608	1,778,055	—
5,147,241	53,788	(20,616)	272,807	—

32,016,139	2,957,670	(1,600,712)	984,663	(53,739)

(9,346,387)	(5,492,147)	(5,428,428)	1,741,259	(15,262)
2,348,346	5,167,613	233,497	6,654,539	12,550
(333,148)	611,152	(667,946)	(34,571)	(46,290)
4,723,503	(3,825,564)	(7,009)	(5,095,768)	9,600
—	—	—	26,541	—
—	—	—	59,336	—
534,645	(145,662)	(38,935)	1,099,351	—

(2,073,041)	(3,684,608)	(5,908,821)	4,450,687	(39,402)

29,943,098	(726,938)	(7,509,533)	5,435,350	(93,141)

$48,198,826	$6,213,861	$(995,244)	$17,425,807	$(52,171)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	73

Statements of Changes in Net Assets

	BlackRock Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations
Net investment income	$21,775,461	$41,968,227
Net realized gain (loss)	7,413,399	(18,567,501)
Net change in unrealized appreciation/depreciation	1,484,065	82,843,066

Net increase in net assets resulting from operations	30,672,925	106,243,792

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(4,643,583)	(10,044,978)
Institutional	(13,098,193)	(22,635,136)
Service	(4,009,442)	(9,250,064)
Investor A	(2,256,770)	(3,158,811)
Investor B	(99,912)	(221,641)
Investor C	(1,293,457)	(1,556,815)
Net realized gain:
BlackRock	—	(735,437)
Institutional	—	(1,407,267)
Service	—	(800,342)
Investor A	—	(172,885)
Investor B	—	(19,312)
Investor C	—	(85,558)

Decrease in net assets resulting from dividends and distributions to shareholders	(25,401,357)	(50,088,246)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(153,346,396)	148,352,081

Net Assets
Total increase (decrease) in net assets	(148,074,828)	204,507,627
Beginning of period	1,092,612,549	888,104,922

End of period	$944,537,721	$1,092,612,549

Undistributed (distributions in excess of) net investment income	$(2,234,863)	$1,391,033

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio		BlackRock Intermediate Government Bond Portfolio
Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
$15,856,071	$33,015,606	$18,255,728	$10,985,009	$6,940,799	$15,663,786
19,170,646	29,612,422	32,016,139	9,985,213	2,957,670	9,223,009
(2,281,316)	23,755,641	(2,073,041)	61,112,640	(3,684,608)	10,602,532

32,745,401	86,383,669	48,198,826	82,082,862	6,213,861	35,489,327

(268,676)	(128,686)	(1,880,521)	(907,590)	—	—
(9,413,094)	(20,688,645)	(5,104,470)	(2,925,879)	(3,383,158)	(7,236,777)
(480,589)	(906,470)	(501,600)	(334,528)	(54,074)	(93,734)
(4,635,823)	(8,354,626)	(8,422,499)	(5,427,583)	(4,428,989)	(8,701,246)
(185,463)	(620,934)	(69,210)	(91,825)	(188,820)	(593,314)
(4,018,684)	(7,503,863)	(2,791,314)	(2,314,994)	(719,987)	(1,397,053)
(14,492)	—	(598,433)	(747)	—	—
(10,973,210)	—	(1,517,713)	(6,894)	(1,155,570)	(1,120,903)
(619,872)	—	(175,349)	(413)	(20,232)	(13,735)
(5,867,060)	—	(2,998,722)	(10,627)	(1,705,565)	(1,365,737)
(333,248)	—	(37,112)	(794)	(100,516)	(135,719)
(6,992,231)	—	(1,453,789)	(8,367)	(356,400)	(265,525)

(43,802,442)	(38,203,224)	(25,550,732)	(12,030,241)	(12,113,311)	(20,923,743)

(67,869,581)	894,011,973	1,090,988,781	1,161,994,515	(19,871,738)	9,294,744

(78,926,622)	942,192,418	1,113,636,875	1,232,047,136	(25,771,188)	23,860,328
1,346,754,922	404,562,504	1,718,205,291	486,158,155	527,574,994	503,714,666

$1,267,828,300	$1,346,754,922	$2,831,842,166	$1,718,205,291	$501,803,806	$527,574,994

$(3,353,918)	$(207,660)	$(684,125)	$(170,239)	$(115,975)	$1,718,254

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	75

Statements of Changes in Net Assets (concluded)

	BlackRock Long Duration Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations
Net investment income	$6,514,289	$9,941,142
Net realized gain (loss)	(1,600,712)	1,161,733
Net change in unrealized appreciation/depreciation	(5,908,821)	30,723,303

Net increase (decrease) in net assets resulting from operations	(995,244)	41,826,178

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(6,379,775)	(8,816,250)
Institutional	(173,932)	(906,636)
Service	—	—
Investor A	(289,692)	(159,352)
Investor B	—	—
Investor C	—	—
Net realized gain:
BlackRock	(1,095,062)	(330,517)
Institutional	(5,583)	(31,950)
Investor A	(53,188)	(951)

Decrease in net assets resulting from dividends and distributions to shareholders	(7,997,232)	(10,245,656)

Capital Share Transactions
Capital contribution from affiliate	—	—
Net increase (decrease) in net assets derived from capital share transactions	11,491,773	55,583,965

Net Assets
Total increase (decrease) in net assets	2,499,297	87,164,487
Beginning of period	254,083,656	166,919,169

End of period	$256,582,953	$254,083,656

Undistributed (distributions in excess of) net investment income	$734,848	$1,063,958

1	Commencement of operations.

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Managed Income Portfolio		BlackRock Multi-Sector Bond Portfolio
Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	February 26, 2010[1] to March 31, 2010 (Unaudited)
$11,990,457	$27,944,972	$40,970
984,663	(26,937,584)	(53,739)
4,450,687	55,295,504	(39,402)

17,425,807	56,302,892	(52,171)

—	—	—
(9,734,729)	(20,324,943)	(35,880)
(5,129,493)	(8,841,650)	—
(611,221)	(1,015,880)	(11)
(27,071)	(79,498)	—
(155,093)	(186,370)	(1)
—	—	—
—	—	—
—	—	—

(15,657,607)	(30,448,341)	(35,892)

18,846	633,234	—
(15,732,257)	(141,096,830)	50,020,000

(13,945,211)	(114,609,045)	49,931,937
523,830,475	638,439,520	—

$509,885,264	$523,830,475	$49,931,937

$(998,368)	$2,668,782	$5,078

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	77

Statements of Cash Flows

For the Six Months Ended March 31, 2010 (Unaudited)	BlackRock Bond Portfolio	BlackRock Managed Income Portfolio
Cash Provided by Operating Activities
Cash flows from operating activities:
Net increase in net assets resulting from operations:	$30,672,925	$17,425,807
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Decrease in dividends receivable - affiliated	1,773	213
Increase in interest receivable	(1,037,826)	(1,696,172)
Increase in prepaid expenses	(45,378)	(26,045)
Decrease in receivable from advisor	362	634,079
Increase in TBA sale commitments receivable	(12,690,873)	(189,314,089)
Increase in receivable from principal paydowns	—	(54,359)
Increase in cash collateral for financial futures contracts	(1,790,000)	(40,000)
Increase in other assets	(11,710)	—
Increase in investment advisory fees payable	12,673	11,988
Increase in TBA sale commitments	11,704,603	188,492,047
Increase in treasury roll payable	17,947,663	8,973,831
Increase in collateral received for swap contracts	975,000	—
Increase in swaps premium received	3,202,665	1,905,815
Increase in other affiliates payable	42,276	65,483
Decrease in bank overdrafts	(157,265)	—
Increase in margin variation payable	380,849	346,873
Decrease in other accrued expense payable	(78,239)	(61,750)
Net change in unrealized (appreciation)/depreciation	(779,109)	(9,598,398)
Net realized loss from sales of long-term investments	8,731,435	3,733,702
Amortization of premium and discount on investments	879,228	843,999
Proceeds from sales and paydowns of long-term investments	4,245,839,174	2,299,210,141
Purchases of long-term investments	(4,266,400,287)	(2,460,554,581)
Net purchases of short-term securities	(92,257,885)	(7,665,675)
Net change in options written	(11,740,701)	(2,302,170)

Cash provided by operating activities	(66,598,647)	(149,669,261)

Cash Used for Financing Activities
Cash receipts from borrowings	248,511,122	185,378,296
Proceeds from shares sold	218,122,762	36,926,097
Shares redeemed	(389,852,837)	(64,862,547)
Cash dividends paid to shareholders	(9,377,387)	(8,572,060)

Cash used for financing activities	67,403,660	148,869,786

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(30,405)	5,484

Cash:
Net increase (decrease) in cash	774,608	(793,991)
Cash and foreign currency at beginning of period	828	927,455

Cash and foreign currency at end of period	$775,436	$133,464

Cash Flow Information:
Cash paid during the period for interest	$630,119	$1,177

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$16,431,286	$7,072,761

A Statement of Cash Flows is presented when the Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights	BlackRock Bond Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.27	$8.74	$9.28	$9.24	$9.32 $	9.57	$9.27	$8.73	$9.28	$9.24	$9.32	$9.57

Net investment income[1]	0.20	0.41	0.45	0.42	0.39	0.35	0.20	0.41	0.45	0.42	0.38	0.34
Net realized and unrealized gain (loss)	0.07	0.61	(0.53)	0.06	(0.07)[2]	(0.20)	0.06	0.61	(0.55)	0.06	(0.07)[2]	(0.20)

Net increase (decrease) from investment operations	0.27	1.02	(0.08)	0.48	0.32	0.15	0.26	1.02	(0.10)	0.48	0.31	0.14

Dividends and distributions from:
Net investment income	(0.23)	(0.46)	(0.45)	(0.44)	(0.40)	(0.32)	(0.23)	(0.45)	(0.44)	(0.44)	(0.39)	(0.31)
Net realized gain	—	(0.03)	(0.01)	—	—	(0.08)	—	(0.03)	(0.01)	—	—	(0.08)

Total dividends and distributions	(0.23)	(0.49)	(0.46)	(0.44)	(0.40)	(0.40)	(0.23)	(0.48)	(0.45)	(0.44)	(0.39)	(0.39)

Net asset value, end of period	$9.31	$9.27	$8.74	$9.28	$9.24 $	9.32	$9.30	$9.27	$8.73	$9.28	$9.24 $	9.32

Total Investment Return[3]
Based on net asset value	2.96%[4]	12.07%	(1.07)%	5.33%	3.54%[5]	1.61%	2.80%[4]	12.14%	(1.22)%	5.29%	3.45%[5]	1.46%

Ratios to Average Net Assets
Total expenses	0.80%[6]	0.68%	0.87%	0.68%	0.67%	0.70%	0.87%[6]	0.52%	0.86%	0.69%	0.72%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly	0.61%[6]	0.47%	0.64%	0.47%	0.45%	0.45%	0.70%[6]	0.53%	0.67%	0.50%	0.53%	0.60%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.48%[6]	0.46%	0.45%	0.45%	0.45%	0.45%	0.57%[6]	0.72%	0.49%	0.48%	0.53%	0.60%

Net investment income	4.29%[6]	4.65%	4.81%	4.59%	4.20%	3.75%	4.23%[6]	4.57%	4.79%	4.57%	4.12%	3.60%

Supplemental Data
Net assets, end of period (000)	$137,671	$207,249	$218,311	$262,145	$397,585	$435,529	$458,051	$544,485	$362,249	$300,377	$305,384	$316,522

Portfolio turnover	342%[7]	444%[8]	316%[9]	101%	113%	194%	342%[7]	444%[8]	316%[9]	101%	113%	194%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Annualized.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 266%.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 332%.

9	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 130%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	79

Financial Highlights (continued)	BlackRock Bond Portfolio

	Service						Investor A
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.27	$8.73	$9.28	$9.24	$9.33	$9.57	$9.26	$8.73	$9.28	$9.24	$9.32	$9.57

Net investment income[1]	0.18	0.38	0.41	0.39	0.35	0.31	0.18	0.37	0.41	0.39	0.35	0.32
Net realized and unrealized gain (loss)	0.07	0.61	(0.54)	0.06	(0.08)[2]	(0.19)	0.07	0.61	(0.54)	0.06	(0.07)[2]	(0.20)

Net increase (decrease) from investment operations	0.25	0.99	(0.13)	0.45	0.27	0.12	0.25	0.98	(0.13)	0.45	0.28	0.12

Dividends and distributions from:
Net investment income	(0.21)	(0.42)	(0.41)	(0.41)	(0.36)	(0.28)	(0.21)	(0.42)	(0.41)	(0.41)	(0.36)	(0.29)
Net realized gain	—	(0.03)	(0.01)	—	—	(0.08)	—	(0.03)	(0.01)	—	—	(0.08)

Total dividends and distributions	(0.21)	(0.45)	(0.42)	(0.41)	(0.36)	(0.36)	(0.21)	(0.45)	(0.42)	(0.41)	(0.36)	(0.37)

Net asset value, end of period	$9.31	$9.27	$8.73	$9.28	$9.24	$9.33	$9.30	$9.26	$8.73	$9.28	$9.24	$9.32

Total Investment Return[3]
Based on net asset value	2.75%[4]	11.76%	(1.55)%	4.94%	2.98%[5]	1.30%	2.74%[4]	11.60%	(1.60)%	4.95%	3.09%[5]	1.20%

Ratios to Average Net Assets
Total expenses	1.16%[6]	1.05%	1.21%	1.00%	1.11%	1.08%	1.20%[6]	1.10%	1.27%	1.00%	1.18%	1.18%

Total expenses excluding recoupment of past waived fees	1.16%[6]	1.05%	1.21%	1.00%	1.11%	1.08%	1.18%[6]	1.10%	1.27%	1.00%	1.18%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly	1.01%[6]	0.87%	1.01%	0.82%	0.88%	0.86%	1.05%[6]	0.91%	1.06%	0.82%	0.89%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.87%[6]	0.85%	0.83%	0.80%	0.88%	0.86%	0.92%[6]	0.89%	0.88%	0.80%	0.89%	0.86%

Net investment income	3.92%[6]	4.27%	4.45%	4.27%	3.80%	3.34%	3.89%[6]	4.17%	4.37%	4.26%	3.76%	3.34%

Supplemental Data
Net assets, end of period (000)	$167,954	$180,546	$235,333	$257,580	$184,276	$94,557	$105,133	$92,421	$47,131	$29,328	$27,545	$31,272

Portfolio turnover	342%[7]	444%[8]	316%[9]	101%	113%	194%	342%[7]	444%[8]	316%[9]	101%	113%	194%

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Bond Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.26	$8.73	$9.28	$9.24	$9.32	$9.57	$9.27	$8.74	$9.29	$9.25	$9.33	$9.57

Net investment income[1]	0.14	0.30	0.34	0.31	0.27	0.24	0.15	0.31	0.34	0.32	0.28	0.25
Net realized and unrealized gain (loss)	0.07	0.61	(0.55)	0.06	(0.06)[2]	(0.20)	0.07	0.61	(0.54)	0.05	(0.07)[2]	(0.20)

Net increase (decrease) from investment operations	0.21	0.91	(0.21)	0.37	0.21	0.04	0.22	0.92	(0.20)	0.37	0.21	0.05

Dividends and distributions from:
Net investment income	(0.17)	(0.35)	(0.33)	(0.33)	(0.29)	(0.21)	(0.18)	(0.36)	(0.34)	(0.33)	(0.29)	(0.21)
Net realized gain	—	(0.03)	(0.01)	—	—	(0.08)	—	(0.03)	(0.01)	—	—	(0.08)

Total dividends and distributions	(0.17)	(0.38)	(0.34)	(0.33)	(0.29)	(0.29)	(0.18)	(0.39)	(0.35)	(0.33)	(0.29)	(0.29)

Net asset value, end of period	$9.30	$9.26	$8.73	$9.28	$9.24	$9.32	$9.31	$9.27	$8.74	$9.29	$9.25	$9.33

Total Investment Return[3]
Based on net asset value	2.33%[4]	10.76%	(2.38)%	4.07%	2.29%[5]	0.44%	2.39%[4]	10.82%	(2.33)%	4.07%	2.33%[5]	0.54%

Ratios to Average Net Assets
Total expenses	1.99%[6]	1.87%	2.05%	1.88%	1.88%	1.83%	1.87%[6]	1.79%	1.98%	1.85%	1.82%	1.83%

Total expenses excluding recoupment of past waived fees	1.97%[6]	1.85%	2.05%	1.88%	1.88%	1.83%	1.87%[6]	1.79%	1.98%	1.85%	1.82%	1.83%

Total expenses after fees waived, reimbursed and paid indirectly	1.84%[6]	1.69%	1.86%	1.67%	1.67%	1.61%	1.72%[6]	1.61%	1.79%	1.66%	1.62%	1.61%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.70%[6]	1.67%	1.67%	1.65%	1.67%	1.61%	1.58%[6]	1.59%	1.61%	1.64%	1.62%	1.61%

Net investment income	3.11%[6]	3.44%	3.62%	3.40%	2.97%	2.59%	3.20%[6]	3.45%	3.66%	3.42%	3.02%	2.59%

Supplemental Data
Net assets, end of period (000)	$4,534	$5,690	$5,572	$6,134	$7,937	$10,594	$71,195	$62,222	$19,508	$8,927	$8,408	$9,204

Portfolio turnover	342%[7]	444%[8]	316%[9]	101%	113%	194%	342%[7]	444%[8]	316%[9]	101%	113%	194%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Annualized.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 266%.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 332%.

9	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 130%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	81

Financial Highlights (continued)	BlackRock GNMA Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.28	$9.73	$9.44	$9.53	$9.69	$9.87	$10.31	$9.75	$9.45	$9.54	$9.70	$9.88

Net investment income[1]	0.14	0.31	0.23	0.47	0.45	0.44	0.14	0.37	0.59	0.47	0.44	0.43
Net realized and unrealized gain (loss)	0.13	0.66	0.55	(0.05)	(0.08)	(0.20)	0.13	0.60	0.20	(0.05)	(0.08)	(0.21)

Net increase from investment operations	0.27	0.97	0.78	0.42	0.37	0.24	0.27	0.97	0.79	0.42	0.36	0.22

Dividends and distributions from:
Dividends from net investment income	(0.17)	(0.42)	(0.49)	(0.51)	(0.53)	(0.42)	(0.17)	(0.41)	(0.49)	(0.51)	(0.52)	(0.40)
Net realized gain	(0.19)	—	—	—	—	—	(0.19)	—	—	—	—	—

Total dividends and distributions	(0.36)	(0.42)	(0.49)	(0.51)	(0.53)	(0.42)	(0.36)	(0.41)	(0.49)	(0.51)	(0.52)	(0.40)

Net asset value, end of period	$10.19	$10.28	$9.73	$9.44	$9.53	$9.69	$10.22	$10.31	$9.75	$9.45	$9.54	$9.70

Total Investment Return[2]
Based on net asset value	2.69%[3]	10.09%	8.36%	4.56%	3.93%	2.44%	2.68%[3]	10.17%	8.43%	4.53%	3.84%	2.28%

Ratios to Average Net Assets
Total expenses	0.69%[4]	0.81%	0.87%	0.81%	0.78%	0.85%	0.80%[4]	0.81%	0.97%	0.82%	0.83%	0.97%

Total expenses after fees waived, reimbursed and paid indirectly	0.52%[4]	0.51%	0.56%	0.49%	0.45%	0.45%	0.54%[4]	0.48%	0.57%	0.52%	0.53%	0.61%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%[4]	0.51%	0.45%	0.45%	0.45%	0.45%	0.54%[4]	0.48%	0.48%	0.48%	0.53%	0.60%

Net investment income	2.87%[4]	2.91%	4.98%	4.96%	4.71%	4.53%	2.81%[4]	3.63%	4.71%	4.93%	4.62%	4.40%

Supplemental Data
Net assets, end of period (000)	$807	$40,982	$353	$12,162	$11,632	$10,915	$538,592	$578,224	$272,840	$118,652	$108,286	$121,571

Portfolio turnover	522%[5]	1,435%[6]	2,637%[7]	553%	320%	521%	522%[5]	1,435%[6]	2,637%[7]	553%	320%	521%

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service						Investor A
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.29	$9.73	$9.44	$9.53	$9.69	$9.87	$10.34	$9.78	$9.49	$9.58	$9.74	$9.92

Net investment income[1]	0.13	0.33	0.51	0.44	0.41	0.39	0.13	0.33	0.53	0.43	0.41	0.41
Net realized and unrealized gain (loss)	0.13	0.61	0.24	(0.04)	(0.08)	(0.19)	0.13	0.61	0.21	(0.04)	(0.08)	(0.21)

Net increase from investment operations	0.26	0.94	0.75	0.40	0.33	0.20	0.26	0.94	0.74	0.39	0.33	0.20

Dividends and distributions from:
Dividends from net investment income	(0.15)	(0.38)	(0.46)	(0.49)	(0.49)	(0.38)	(0.15)	(0.38)	(0.45)	(0.48)	(0.49)	(0.38)
Net realized gain	(0.19)	—	—	—	—	—	(0.19)	—	—	—	—	—

Total dividends and distributions	(0.34)	(0.38)	(0.46)	(0.49)	(0.49)	(0.38)	(0.34)	(0.38)	(0.45)	(0.48)	(0.49)	(0.38)

Net asset value, end of period	$10.21	$10.29	$9.73	$9.44	$9.53	$9.69	$10.26	$10.34	$9.78	$9.49	$9.58	$9.74

Total Investment Return[2]
Based on net asset value	2.59%[3]	9.83%	8.03%	4.26%	3.55%	2.02%	2.58%[3]	9.74%	7.91%	4.13%	3.47%	2.01%

Ratios to Average Net Assets
Total expenses	1.08%[4]	1.07%	1.16%	1.08%	1.10%	1.23%	1.05%[4]	1.09%	1.21%	1.18%	1.27%	1.32%

Total expenses excluding recoupment of past waived fees	1.08%[4]	1.07%	1.16%	1.08%	1.10%	1.23%	1.05%[4]	1.09%	1.21%	1.18%	1.27%	1.32%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[4]	0.81%	0.84%	0.78%	0.80%	0.86%	0.90%[4]	0.85%	0.89%	0.89%	0.87%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%[4]	0.81%	0.75%	0.74%	0.80%	0.86%	0.90%[4]	0.85%	0.81%	0.85%	0.87%	0.86%

Net investment income	2.45%[4]	3.29%	4.34%	4.68%	4.36%	3.97%	2.44%[4]	3.22%	4.20%	4.54%	4.26%	4.13%

Supplemental Data
Net assets, end of period (000)	$34,041	$29,809	$15,688	$7,047	$7,712	$8,129	$328,867	$312,343	$61,896	$14,677	$14,122	$15,288

Portfolio turnover	522%[5]	1,435%[6]	2,637%[7]	553%	320%	521%	522%[5]	1,435%[6]	2,637%[7]	553%	320%	521%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 81%.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.

7	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 868%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	83

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.31	$9.75	$9.45	$9.54	$9.71	$9.89	$10.30	$9.74	$9.45	$9.53	$9.70	$9.88

Net investment income[1]	0.08	0.25	0.34	0.36	0.33	0.33	0.09	0.26	0.37	0.37	0.34	0.34
Net realized and unrealized gain (loss)	0.14	0.61	0.34	(0.05)	(0.09)	(0.21)	0.13	0.60	0.30	(0.04)	(0.10)	(0.22)

Net increase from investment operations	0.22	0.86	0.68	0.31	0.24	0.12	0.22	0.86	0.67	0.33	0.24	0.12

Dividends and distributions from:
Dividends from net investment income	(0.11)	(0.30)	(0.38)	(0.40)	(0.41)	(0.30)	(0.11)	(0.30)	(0.38)	(0.41)	(0.41)	(0.30)
Net realized gain	(0.19)	—	—	—	—	—	(0.19)	—	—	—	—	—

Total dividends and distributions	(0.30)	(0.30)	(0.38)	(0.40)	(0.41)	(0.30)	(0.30)	(0.30)	(0.38)	(0.41)	(0.41)	(0.30)

Net asset value, end of period	$10.23	$10.31	$9.75	$9.45	$9.54	$9.71	$10.22	$10.30	$9.74	$9.45	$9.53	$9.70

Total Investment Return[2]
Based on net asset value	2.17%[3]	8.91%	7.20%	3.34%	2.58%	1.25%	2.21%[3]	8.99%	7.13%	3.51%	2.59%	1.26%

Ratios to Average Net Assets
Total expenses	1.88%[4]	1.88%	2.03%	1.96%	1.96%	1.97%	1.79%[4]	1.82%	1.98%	1.90%	1.95%	1.98%

Total expenses after fees waived, reimbursed and paid indirectly	1.73%[4]	1.64%	1.72%	1.67%	1.65%	1.62%	1.64%[4]	1.58%	1.66%	1.61%	1.65%	1.62%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.73%[4]	1.64%	1.62%	1.63%	1.65%	1.61%	1.64%[4]	1.57%	1.57%	1.57%	1.65%	1.61%

Net investment income	1.63%[4]	2.48%	3.60%	3.78%	3.50%	3.40%	1.71%[4]	2.52%	3.58%	3.85%	3.51%	3.44%

Supplemental Data
Net assets, end of period (000)	$14,646	$20,119	$10,556	$11,065	$14,627	$19,792	$350,875	$365,279	$43,229	$16,369	$19,497	$26,691

Portfolio turnover	522%[5]	1,435%[6]	2,637%[7]	553%	320%	521%	522%[5]	1,435%[6]	2,637%[7]	553%	320%	521%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 81%.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.

7	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 868%.

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.46	$9.84	$9.87	$9.84	$10.35	$10.38	$10.66	$10.04	$10.06	$10.02	$10.54	$10.54

Net investment income[1]	0.11	0.35	0.80	0.19	0.55	0.41	0.11	0.14	0.79	0.46	0.50	0.42
Net realized and unrealized gain (loss)	0.18	0.39	(0.10)	0.30	(0.26)	0.19	0.18	0.60	(0.08)	0.03	(0.23)	0.18

Net increase from investment operations	0.29	0.74	0.70	0.49	0.29	0.60	0.29	0.74	0.71	0.49	0.27	0.60

Dividends and distributions from:
Net investment income	(0.11)	(0.12)	(0.69)	(0.43)	(0.67)	(0.53)	(0.10)	(0.12)	(0.69)	(0.42)	(0.66)	(0.50)
Net realized gain	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.10)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.10)

Total dividends and distributions	(0.14)	(0.12)	(0.73)	(0.46)	(0.80)	(0.63)	(0.13)	(0.12)	(0.73)	(0.45)	(0.79)	(0.60)

Net asset value, end of period	$10.61	$10.46	$9.84	$9.87	$9.84	$10.35	$10.82	$10.66	$10.04	$10.06	$10.02	$10.54

Total Investment Return[3]
Based on net asset value	2.77%[4]	7.58%	6.97%	5.07%	3.00%	5.91%	2.79%[4]	7.40%	6.88%	5.12%	2.78%	5.90%

Ratios to Average Net Assets
Total expenses	0.51%[5]	0.59%	0.68%	0.67%	0.85%	0.97%	0.55%[5]	0.64%	0.69%	0.71%	0.85%	1.06%

Total expenses excluding recoupment of past waived fees	0.51%[5]	0.59%	0.68%	0.67%	0.85%	0.97%	0.55%[5]	0.64%	0.69%	0.71%	0.85%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly	0.32%[5]	0.32%	0.34%	0.30%	0.30%	0.30%	0.38%[5]	0.39%	0.38%	0.35%	0.35%	0.40%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.32%[5]	0.31%	0.30%	0.30%	0.30%	0.30%	0.38%[5]	0.38%	0.34%	0.35%	0.35%	0.40%

Net investment income	2.06%[5]	3.43%	7.62%	1.98%	5.59%	4.01%	1.96%[5]	1.37%	7.38%	4.61%	4.96%	4.00%

Supplemental Data
Net assets, end of period (000)	$237,689	$117,605	$12,573	$1,954	$17,890	$22,975	$728,221	$380,280	$86,495	$22,956	$15,069	$5,788

Portfolio turnover	81%	193%[6]	249%[7]	219%	235%	419%	81%	193%[6]	249%[7]	219%	235%	419%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.

7	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	85

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service						Investor A
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.67	$10.06	$10.09	$10.03	$10.56	$10.39	$10.57	$9.97	$10.00	$9.95	$10.47	$10.50

Net investment income[1]	0.09	0.21	0.78	0.50	0.49	0.43	0.09	0.17	0.84	0.41	0.50	0.42
Net realized and unrealized gain (loss)	0.18	0.50	(0.11)	(0.01)	(0.27)	0.14	0.19	0.53	(0.18)	0.06	(0.26)	0.13

Net increase from investment operations	0.27	0.71	0.67	0.49	0.22	0.57	0.28	0.70	0.66	0.47	0.24	0.55

Dividends and distributions from:
Net investment income	(0.09)	(0.10)	(0.66)	(0.40)	(0.62)	(0.30)	(0.09)	(0.10)	(0.65)	(0.39)	(0.63)	(0.48)
Net realized gain	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.10)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.10)

Total dividends and distributions	(0.12)	(0.10)	(0.70)	(0.43)	(0.75)	(0.40)	(0.12)	(0.10)	(0.69)	(0.42)	(0.76)	(0.58)

Net asset value, end of period	$10.82	$10.67	$10.06	$10.09	$10.03	$10.56	$10.73	$10.57	$9.97	$10.00	$9.95	$10.47

Total Investment Return[3]
Based on net asset value	2.59%[4]	7.16%	6.49%	4.97%	2.26%	5.52%	2.68%[4]	7.11%	6.52%	4.84%	2.43%	5.42%

Ratios to Average Net Assets
Total expenses	0.82%[5]	0.91%	0.95%	0.94%	4.40%	1.29%	0.89%[5]	1.02%	0.99%	1.08%	1.34%	1.39%

Total expenses excluding recoupment of past waived fees	0.82%[5]	0.91%	0.95%	0.94%	4.40%	1.29%	0.89%[5]	1.02%	0.99%	1.08%	1.34%	1.39%

Total expenses after fees waived, reimbursed and paid indirectly	0.66%[5]	0.67%	0.64%	0.58%	0.74%	0.69%	0.72%[5]	0.70%	0.66%	0.66%	0.71%	0.69%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.66%[5]	0.66%	0.61%	0.58%	0.74%	0.69%	0.72%[5]	0.69%	0.63%	0.66%	0.71%	0.69%

Net investment income	1.71%[5]	2.04%	7.29%	5.08%	4.84%	3.71%	1.63%[5]	1.70%	7.89%	4.14%	5.00%	4.06%

Supplemental Data
Net assets, end of period (000)	$65,379	$50,524	$11,071	$1,803	$4	$2	$1,223,136	$775,914	$209,192	$16,139	$4,079	$3,994

Portfolio turnover	81%	193%[6]	249%[7]	219%	235%	419%	81%	193%[6]	249%[7]	219%	235%	419%

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.52	$9.99	$10.01	$9.97	$10.48	$10.51	$10.58	$10.04	$10.06	$10.01	$10.53	$10.55

Net investment income (loss)[1]	0.05	(0.20)	0.61	0.30	0.40	0.38	0.05	(0.02)	0.68	0.31	0.43	0.36
Net realized and unrealized gain (loss)	0.18	0.81	(0.02)	0.09	(0.22)	0.09	0.19	0.64	(0.09)	0.09	(0.26)	0.12

Net increase from investment operations	0.23	0.61	0.59	0.39	0.18	0.47	0.24	0.62	0.59	0.40	0.17	0.48

Dividends and distributions from:
Net investment income	(0.06)	(0.08)	(0.57)	(0.32)	(0.56)	(0.40)	(0.06)	(0.08)	(0.57)	(0.32)	(0.56)	(0.40)
Net realized gain	(0.03)	(0.00)[8]	(0.04)	(0.03)	(0.13)	(0.10)	(0.03)	(0.00)[8]	(0.04)	(0.03)	(0.13)	(0.10)

Total dividends and distributions	(0.09)	(0.08)	(0.61)	(0.35)	(0.69)	(0.50)	(0.09)	(0.08)	(0.61)	(0.35)	(0.69)	(0.50)

Net asset value, end of period	$10.66	$10.52	$9.99	$10.01	$9.97	$10.48	$10.73	$10.58	$10.04	$10.06	$10.01	$10.53

Total Investment Return[3]
Based on net asset value	2.21%[4]	6.08%	5.79%	4.05%	1.78%	4.62%	2.32%[4]	6.16%	5.77%	4.03%	1.72%	4.70%

Ratios to Average Net Assets
Total expenses	1.68%[5]	1.74%	1.79%	1.87%	1.96%	2.07%	1.58%[5]	1.70%	1.75%	1.81%	1.89%	2.04%

Total expenses after fees waived, reimbursed and paid indirectly	1.51%[5]	1.45%	1.45%	1.41%	1.44%	1.44%	1.42%[5]	1.45%	1.43%	1.41%	1.39%	1.42%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.51%[5]	1.44%	1.42%	1.41%	1.44%	1.44%	1.42%[5]	1.44%	1.39%	1.41%	1.39%	1.42%

Net investment income (loss)	0.93%[5]	(2.00)%	5.78%	3.06%	3.98%	3.65%	0.93%[5]	(0.15)%	6.38%	3.09%	4.25%	3.46%

Supplemental Data
Net assets, end of period (000)	$11,455	$12,605	$14,529	$8,800	$2,110	$2,045	$565,962	$381,278	$152,298	$36,120	$4,619	$3,749

Portfolio turnover	81%	193%[6]	249%[7]	219%	235%	419%	81%	193%[6]	249%[7]	219%	235%	419%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.

7	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 144%.

8	Less than $0.01 per share.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	87

Financial Highlights (continued)	BlackRock Intermediate Government Bond Portfolio

	Institutional						Service
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.61	$10.33	$10.23	$10.15	$10.20	$10.45	$10.61	$10.32	$10.22	$10.14	$10.19	$10.44

Net investment income[1]	0.16	0.34	0.43	0.45	0.42	0.39	0.15	0.31	0.39	0.42	0.39	0.36
Net realized and unrealized gain (loss)	(0.01)	0.39	0.12	0.08	(0.07)	(0.25)	(0.02)	0.40	0.13	0.08	(0.07)	(0.25)

Net increase from investment operations	0.15	0.73	0.55	0.53	0.35	0.14	0.13	0.71	0.52	0.50	0.32	0.11

Dividends and distributions from:
Net investment income	(0.20)	(0.39)	(0.45)	(0.45)	(0.40)	(0.26)	(0.18)	(0.36)	(0.42)	(0.42)	(0.37)	(0.24)
Tax return of capital	—	—	—	—	—	(0.08)	—	—	—	—	—	(0.07)
Net realized gain	(0.07)	(0.06)	—	—	—	(0.05)	(0.07)	(0.06)	—	—	—	(0.05)

Total dividends and distributions	(0.27)	(0.45)	(0.45)	(0.45)	(0.40)	(0.39)	(0.25)	(0.42)	(0.42)	(0.42)	(0.37)	(0.36)

Net asset value, end of period	$10.49	$10.61	$10.33	$10.23	$10.15	$10.20	$10.49	$10.61	$10.32	$10.22	$10.14	$10.19

Total Investment Return[2]
Based on net asset value	1.42%[3]	7.15%	5.44%	5.34%	3.48%	1.38%	1.27%[3]	6.94%	5.14%	5.03%	3.18%	1.08%

Ratios to Average Net Assets
Total expenses	0.87%[4]	0.74%	0.89%	0.72%	0.77%	0.89%	1.14%[4]	1.00%	1.14%	1.06%	1.10%	1.14%

Total expenses after fees waived, reimbursed and paid indirectly	0.64%[4]	0.61%	0.79%	0.63%	0.60%	0.60%	0.94%[4]	0.91%	1.07%	0.93%	0.90%	0.90%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.62%[4]	0.60%	0.60%	0.60%	0.60%	0.60%	0.92%[4]	0.90%	0.88%	0.90%	0.90%	0.90%

Net investment income	3.09%[4]	3.30%	4.14%	4.40%	4.14%	3.78%	2.79%[4]	2.96%	3.73%	4.09%	3.86%	3.48%

Supplemental Data
Net assets, end of period (000)	$174,449	$180,032	$209,968	$195,658	$190,154	$214,980	$3,240	$3,141	$775	$1,134	$831	$842

Portfolio turnover	1,511%[5]	646%[6]	459%[7]	57%	92%	194%	1,511%[5]	646%[6]	459%[7]	57%	92%	194%

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Intermediate Government Bond Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.64	$10.35	$10.25	$10.17	$10.23	$10.47	$10.61	$10.33	$10.23	$10.15	$10.20	$10.45

Net investment income[1]	0.14	0.30	0.39	0.40	0.38	0.35	0.09	0.22	0.31	0.32	0.30	0.27
Net realized and unrealized gain (loss)	(0.01)	0.39	0.12	0.09	(0.09)	(0.24)	(0.01)	0.38	0.12	0.09	(0.07)	(0.24)

Net increase from investment operations	0.13	0.69	0.51	0.49	0.29	0.11	0.08	0.60	0.43	0.41	0.23	0.03

Dividends and distributions from:
Net investment income	(0.18)	(0.34)	(0.41)	(0.41)	(0.35)	(0.23)	(0.13)	(0.26)	(0.33)	(0.33)	(0.28)	(0.18)
Tax return of capital	—	—	—	—	—	(0.07)	—	—	—	—	—	(0.05)
Net realized gain	(0.07)	(0.06)	—	—	—	(0.05)	(0.07)	(0.06)	—	—	—	(0.05)

Total dividends and distributions	(0.25)	(0.40)	(0.41)	(0.41)	(0.35)	(0.35)	(0.20)	(0.32)	(0.33)	(0.33)	(0.28)	(0.28)

Net asset value, end of period	$10.52	$10.64	$10.35	$10.25	$10.17	$10.23	$10.49	$10.61	$10.33	$10.23	$10.15	$10.20

Total Investment Return[2]
Based on net asset value	1.21%[3]	6.80%	5.00%	4.88%	2.96%	1.07%	0.77%[3]	5.89%	4.18%	4.08%	2.26%	0.22%

Ratios to Average Net Assets
Total expenses	1.09%[4]	1.07%	1.25%	1.11%	1.19%	1.25%	1.97%[4]	1.89%	2.11%	1.97%	1.91%	1.90%

Total expenses excluding recoupment of past waived fees	1.09%[4]	1.06%	1.25%	1.11%	1.19%	1.25%	1.97%[4]	1.87%	2.11%	1.97%	1.91%	1.90%

Total expenses after fees waived, reimbursed and paid indirectly	1.06%[4]	1.02%	1.19%	1.07%	1.00%	0.99%	1.91%[4]	1.83%	1.98%	1.84%	1.79%	1.75%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.04%[4]	1.01%	1.01%	1.04%	1.00%	0.99%	1.88%[4]	1.82%	1.81%	1.81%	1.79%	1.75%

Net investment income	2.66%[4]	2.84%	3.72%	3.95%	3.74%	3.43%	1.81%[4]	2.10%	2.96%	3.19%	2.95%	2.69%

Supplemental Data
Net assets, end of period (000)	$258,324	$267,495	$244,461	$246,273	$285,303	$345,132	$11,986	$18,660	$24,552	$35,150	$51,314	$75,182

Portfolio turnover	1,511%[5]	646%[6]	459%[7]	57%	92%	194%	1,511%[5]	646%[6]	459%[7]	57%	92%	194%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,293%.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.

7	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 174%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	89

Financial Highlights (continued)	BlackRock Intermediate Government Bond Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.62	$10.33	$10.24	$10.15	$10.21	$10.46

Net investment income[1]	0.10	0.22	0.31	0.32	0.30	0.27
Net realized and unrealized gain (loss)	(0.01)	0.40	0.11	0.10	(0.08)	(0.24)

Net increase from investment operations	0.09	0.62	0.42	0.42	0.22	0.03

Dividends and distributions from:
Net investment income	(0.14)	(0.27)	(0.33)	(0.33)	(0.28)	(0.18)
Tax return of capital	—	—	—	—	—	(0.05)
Net realized gain	(0.07)	(0.06)	—	—	—	(0.05)

Total dividends and distributions	(0.21)	(0.33)	(0.33)	(0.33)	(0.28)	(0.28)

Net asset value, end of period	$10.50	$10.62	$10.33	$10.24	$10.15	$10.21

Total Investment Return[2]
Based on net asset value	0.82%[3]	6.03%	4.08%	4.18%	2.16%	0.22%

Ratios to Average Net Assets
Total expenses	1.88%[4]	1.82%	2.04%	1.90%	1.90%	1.90%

Total expenses excluding recoupment of past waived fees	1.87%[4]	1.82%	2.04%	1.90%	1.90%	1.90%

Total expenses after fees waived, reimbursed and paid indirectly	1.84%[4]	1.76%	1.98%	1.84%	1.79%	1.75%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.82%[4]	1.75%	1.79%	1.81%	1.79%	1.75%

Net investment income	1.89%[4]	2.12%	2.93%	3.19%	2.96%	2.66%

Supplemental Data
Net assets, end of period (000)	$53,805	$58,247	$23,959	$13,114	$14,426	$20,154

Portfolio turnover	1,511%[5]	646%[6]	459%[7]	57%	92%	194%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,293%.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.

7	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 174%.

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Long Duration Bond Portfolio

	BlackRock			Institutional			Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Period October 19, 2007[1] to September 30, 2008	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Period October 19, 2007[1] to September 30, 2008	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Period October 19, 2007[1] to September 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.54	$9.06	$10.00	$10.54	$9.05	$10.00	$10.54	$9.02	$10.00

Net investment income[2]	0.25	0.50	0.48	0.24	0.49	0.47	0.23	0.47	0.44
Net realized and unrealized gain (loss)	(0.30)	1.50	(0.95)	(0.29)	1.51	(0.95)	(0.30)	1.54	(0.98)

Net increase (decrease) from investment operations	(0.05)	2.00	(0.47)	(0.05)	2.00	(0.48)	(0.07)	2.01	(0.54)

Dividends and distributions from:
Net investment income	(0.26)	(0.50)	(0.47)	(0.26)	(0.49)	(0.47)	(0.24)	(0.47)	(0.44)
Net realized gain	(0.04)	(0.02)	—	(0.04)	(0.02)	—	(0.04)	(0.02)	—

Total dividends and distributions	(0.30)	(0.52)	(0.47)	(0.30)	(0.51)	(0.47)	(0.28)	(0.49)	(0.44)

Net asset value, end of period	$10.19	$10.54	$9.06	$10.19	$10.54	$9.05	$10.19	$10.54	$9.02

Total Investment Return[3]
Based on net asset value	(0.40)%[4]	22.65%	(4.97)%[4]	(0.43)%[4]	22.75%	(5.10)%[4]	(0.59)%[4]	22.81%	(5.70)%[4]

Ratios to Average Net Assets
Total expenses	0.67%[5]	0.71%	1.01%	0.69%[5]	0.72%	0.96%	1.05%[5]	1.02%	1.26%

Total expenses excluding recoupment of past waived fees	0.67%[5]	0.71%	1.01%	0.69%[5]	0.72%	0.96%	1.05%[5]	1.02%	1.26%

Total expenses after fees waived, reimbursed and paid indirectly	0.45%[5]	0.42%	0.53%	0.49%[5]	0.45%	0.53%	0.85%[5]	0.74%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.45%[5]	0.41%	0.40%[5]	0.49%[5]	0.45%	0.42%[5]	0.85%[5]	0.74%	0.73%[5]

Net investment income	4.89%[5]	5.16%	5.11%[5]	4.62%[5]	5.15%	4.96%[5]	4.48%[5]	4.64%	4.59%[5]

Supplemental Data
Net assets, end of period (000)	$243,483	$220,731	$146,251	$1,181	$20,135	$20,277	$11,919	$13,218	$391

Portfolio turnover	48%[6]	166%[7]	652%[8]	48%[6]	166%[7]	652%[8]	48%[6]	166%[7]	652%[8]

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 39%.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 287%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	91

Financial Highlights (continued)	BlackRock Managed Income Portfolio

	Institutional						Service
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.75	$9.19	$9.99	$9.99	$10.20	$10.41	$9.75	$9.19	$9.99	$9.99	$10.20	$10.41

Net investment income[1]	0.23	0.50	0.49	0.45	0.44	0.46	0.22	0.47	0.47	0.42	0.41	0.43
Net realized and unrealized gain (loss)	0.11	0.60	(0.82)	(0.01)	(0.12)	(0.18)	0.11	0.60	(0.83)	(0.01)	(0.12)	(0.18)

Net increase (decrease) from investment operations	0.34	1.10	(0.33)	0.44	0.32	0.28	0.33	1.07	(0.36)	0.41	0.29	0.25

Dividends and distributions from:
Net investment income	(0.30)	(0.54)	(0.47)	(0.44)	(0.48)	(0.45)	(0.29)	(0.51)	(0.44)	(0.41)	(0.45)	(0.42)
Net realized gain	—	—	—	—	(0.05)	(0.04)	—	—	—	—	(0.05)	(0.04)

Total dividends and distributions	(0.30)	(0.54)	(0.47)	(0.44)	(0.53)	(0.49)	(0.29)	(0.51)	(0.44)	(0.41)	(0.50)	(0.46)

Net asset value, end of period	$9.79	$9.75	$9.19	$9.99	$9.99	$10.20	$9.79	$9.75	$9.19	$9.99	$9.99	$10.20

Total Investment Return[2]
Based on net asset value	3.56%[3]	12.54%[4]	(3.51)%	4.50%	3.24%	2.76%	3.41%[3]	12.21%[5]	(3.80)%	4.19%	2.93%	2.45%

Ratios to Average Net Assets
Total expenses	1.11%[6]	0.85%	1.11%	0.69%	0.73%	0.83%	1.20%[6]	1.09%	1.40%	0.99%	0.98%	1.08%

Total expenses excluding recoupment of past waived fees	1.11%[6]	0.85%	1.11%	0.69%	0.73%	0.83%	1.20%[6]	1.09%	1.40%	0.99%	0.98%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly	0.88%[6]	0.77%	1.09%	0.68%	0.65%	0.65%	1.18%[6]	1.07%	1.39%	0.97%	0.94%	0.95%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.65%[6]	0.65%	0.65%	0.65%	0.65%	0.65%	0.95%[6]	0.95%	0.95%	0.94%	0.94%	0.95%

Net investment income	4.79%[6]	5.46%	4.96%	4.47%	4.42%	4.45%	4.49%[6]	5.13%	4.67%	4.18%	4.12%	4.13%

Supplemental Data
Net assets, end of period (000)	$303,678	$322,705	$414,653	$514,469	$557,787	$587,061	$176,170	$173,949	$200,973	$214,593	$150,085	$81,337

Portfolio turnover	345%[7]	561%[8]	906%[9]	256%	184%	252%	345%[7]	561%[8]	906%[9]	256%	184%	252%

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Managed Income Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.76	$9.19	$9.99	$10.00	$10.21	$10.41	$9.76	$9.20	$9.99	$10.00	$10.21	$10.41

Net investment income[1]	0.21	0.46	0.46	0.41	0.41	0.42	0.17	0.39	0.38	0.33	0.32	0.35
Net realized and unrealized gain (loss)	0.10	0.61	(0.82)	(0.02)	(0.12)	(0.17)	0.10	0.60	(0.81)	(0.01)	(0.12)	(0.17)

Net increase (decrease) from investment operations	0.31	1.07	(0.36)	0.39	0.29	0.25	0.27	0.99	(0.43)	0.32	0.20	0.18

Dividends and distributions from:
Net investment income	(0.28)	(0.50)	(0.44)	(0.40)	(0.45)	(0.41)	(0.24)	(0.43)	(0.36)	(0.33)	(0.36)	(0.34)
Net realized gain	—	—	—	—	(0.05)	(0.04)	—	—	—	—	(0.05)	(0.04)

Total dividends and distributions	(0.28)	(0.50)	(0.44)	(0.40)	(0.50)	(0.45)	(0.24)	(0.43)	(0.36)	(0.33)	(0.41)	(0.38)

Net asset value, end of period	$9.79	$9.76	$9.19	$9.99	$10.00	$10.21	$9.79	$9.76	$9.20	$9.99	$10.00	$10.21

Total Investment Return[2]
Based on net asset value	3.26%[3]	12.24%[5]	(3.86)%	4.03%	2.86%	2.45%	2.83%[3]	11.20%[10]	(4.53)%	3.24%	1.91%	1.69%

Ratios to Average Net Assets
Total expenses	1.29%[6]	1.15%	1.45%	1.03%	1.13%	1.18%	2.22%[6]	2.03%	2.26%	1.80%	1.88%	1.84%

Total expenses excluding recoupment of past waived fees	1.29%[6]	1.15%	1.45%	1.03%	1.13%	1.18%	2.22%[6]	2.02%	2.26%	1.80%	1.88%	1.84%

Total expenses after fees waived, reimbursed and paid indirectly	1.28%[6]	1.14%	1.45%	1.03%	1.01%	1.05%	2.08%[6]	1.99%	2.26%	1.80%	1.85%	1.80%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.05%[6]	1.03%	1.01%	1.00%	1.01%	1.05%	1.87%[6]	1.87%	1.82%	1.77%	1.85%	1.80%

Net investment income	4.38%[6]	5.05%	4.60%	4.12%	4.07%	4.06%	3.57%[6]	4.30%	3.77%	3.38%	3.24%	3.34%

Supplemental Data
Net assets, end of period (000)	$22,482	$20,409	$18,309	$21,155	$23,921	$29,462	$813	$1,281	$2,198	$3,890	$5,127	$6,625

Portfolio turnover	345%[7]	561%[8]	906%[9]	256%	184%	252%	345%[7]	561%[8]	906%[9]	256%	184%	252%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Capital contribution from affiliate of $633,234 received by the Fund is reflected in total return calculations. The impact to the return was an increase of 0.12%.

5	Capital contribution from affiliate of $633,234 received by the Fund is reflected in total return calculations. The impact to the return was an increase of 0.13%.

6	Annualized.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 215%.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 319%.

9	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 241%.

10	Capital contribution from affiliate of $633,234 received by the Fund is reflected in total return calculations. The impact to the return was an increase of 0.11%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	93

Financial Highlights (continued)	BlackRock Managed Income Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.73	$9.18	$9.97	$9.97	$10.18	$10.38

Net investment income[1]	0.18	0.38	0.38	0.33	0.33	0.34
Net realized and unrealized gain (loss)	0.10	0.60	(0.81)	(0.01)	(0.12)	(0.16)

Net increase (decrease) from investment operations	0.28	0.98	(0.43)	0.32	0.21	0.18

Dividends and distributions from:
Net investment income	(0.25)	(0.43)	(0.36)	(0.32)	(0.37)	(0.34)
Net realized gain	—	—	—	—	(0.05)	(0.04)

Total dividends and distributions	(0.25)	(0.43)	(0.36)	(0.32)	(0.42)	(0.38)

Net asset value, end of period	$9.76	$9.73	$9.18	$9.97	$9.97	$10.18

Total Investment Return[2]
Based on net asset value	2.87%[3]	11.15%[4]	(4.56)%	3.32%	2.07%	1.69%

Ratios to Average Net Assets
Total expenses	2.05%[5]	1.95%	2.28%	1.89%	1.80%	1.83%

Total expenses excluding recoupment of past waived fees	2.03%[5]	1.94%	2.28%	1.89%	1.80%	1.83%

Total expenses after fees waived, reimbursed and paid indirectly	2.04%[5]	1.94%	2.27%	1.84%	1.78%	1.79%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.80%[5]	1.82%	1.84%	1.81%	1.78%	1.79%

Net investment income	3.64%[5]	4.13%	3.81%	3.35%	3.32%	3.27%

Supplemental Data
Net assets, end of period (000)	$6,742	$5,488	$2,306	$2,241	$1,144	$1,187

Portfolio turnover	345%[6]	561%[7]	906%[8]	256%	184%	252%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Capital contribution from affiliate of $633,234 received by the Fund is reflected in total return calculations. The impact to the return was an increase of 0.11%.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 215%.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 319%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 241%.

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (concluded)	BlackRock Multi-Sector Bond Portfolio

	Institutional	Investor A	Investor C
	Period February 26, 2010[1] to March 31, 2010 (Unaudited)	Period February 26, 2010[1] to March 31, 2010 (Unaudited)	Period February 26, 2010[1] to March 31, 2010 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income (loss)[2]	0.01	0.01	(0.00)[3]
Net realized and unrealized loss	(0.02)	(0.02)	(0.02)

Net decrease from investment operations	(0.01)	(0.01)	(0.02)

Dividends from net investment income	(0.01)	(0.01)	(0.00)[3]

Net asset value, end of period	$9.98	$9.98	$9.98

Total Investment Return[4]
Based on net asset value[5]	(0.13)%	(0.15)%	(0.20)%

Ratios to Average Net Assets
Total expenses	1.07%[6]	1.42%[6]	2.14%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.70%[6]	0.95%[6]	1.69%[6]

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.70%[6]	0.95%[6]	1.69%[6]

Net investment income (loss)	0.97%[6]	0.72%[6]	(0.02)%[6]

Supplemental Data
Net assets, end of period (000)	$49,892	$20	$20

Portfolio turnover	14%[7]	14%[7]	14%[7]

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Aggregate total investment return.

6	Annualized.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	95

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a open-end management investment company. As of March 31, 2010, the Trust had 32 series, of which BlackRock Bond Portfolio (“Bond”), BlackRock GNMA Portfolio (“GNMA”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond”), BlackRock Long Duration Bond Portfolio (“Long Duration Bond”), BlackRock Managed Income Portfolio (“Managed Income”) and BlackRock Multi-Sector Bond Portfolio (“Multi-Sector Bond”) (collectively the “Funds”) are included in these financial statements. Each of the Funds, except Inflation Protected Bond is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Funds’ Board of Trustees (the “Board’). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Funds’ pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between

96	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Each business day, the Fund uses a pricing service selected under the supervision of the Fund’s Board to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the US dollar rises in value against foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates are solely the obligations of the FHLMC and FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the CMOs or multiple class pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

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Notes to Financial Statements (continued)

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Borrowed Bond Agreements: In a borrowed bond agreement, the Funds borrow securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to settle short positions. In a borrowed bond agreement, the Funds’ prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral with any counterparty is marked to market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Funds may be delayed or limited.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of Investments, if any.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Funds. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Funds.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the

98	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

TBA Commitments: The Funds may enter into TBA commitments pursuant to which it agrees to purchase mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA transactions with the intent to take possession of the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, borrowed bonds, financial futures contracts, foreign currency exchange contracts, swaps and written options), or certain borrowings (e.g., reverse repurchase agreements and loan payable) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each Fund’s US federal tax returns, with the exception of Long Duration, remains open for each of the four years ended September 30, 2009. Long Duration’s US federal tax returns remain open for the period ended September 30, 2008 and year ended September 30, 2009. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures is currently being assessed.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Multi-Sector Bond Fund were expensed by the Fund and reimbursed by the Manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations of the Fund. The Manager reimbursed the Fund $3,385, which is shown as fees reimbursed by advisor in the Statements of Operations.

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Notes to Financial Statements (continued)

Bank Overdraft: As of March 31, 2010, GNMA and Inflation Protected Bond recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance results in fees charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or its classes. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a currency relative to the US dollar.

Options: The Funds may purchase and write call and put options to increase or decrease its exposure to underlying instruments (interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the

100	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

The Funds may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in a Fund purchasing or selling a security at a price different from the current market value. The Funds may execute transactions in both listed and OTC options.

Swaps: The Funds may enter into swap agreements, in which a Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Funds enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Interest rate swaps — The Funds may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Total return swaps — The Funds may enter into total return swaps to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/ losses) of an underlying asset. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

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Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Instruments as of March 31, 2010
	Asset Derivatives

	Statements of Assets and Liabilities Location	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value - unaffiliated**	$18,828,119	$4,186,907	$19,061,639	$10,827,223
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	496,739	—	276,994	79,121
Credit contracts	Unrealized appreciation on swaps	4,327	—	—	—

Total		$19,329,185	$4,186,907	$19,338,633	$10,906,344

	Liability Derivatives
	Statements of Assets and Liabilities Location	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value	$25,559,426	$3,420,142	$23,056,337	$13,658,061
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	358,206	—	—	—

Total		$25,917,632	$3,420,142	$23,056,337	$13,658,061

	Fair Values of Derivative Instruments as of March 31, 2010
	Asset Derivatives
	Statements of Assets and Liabilities Location	Long Duration Bond	Managed Income	Multi-Sector Bond
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value - unaffiliated**	$780,615	$9,222,406	$11,257
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—	245,903	—

Total		$780,615	$9,468,309	$11,257

	Liability Derivatives
	Statements of Assets and Liabilities Location	Long Duration Bond	Managed Income	Multi-Sector Bond
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value	$1,734,402	$13,694,654	$269,797
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	38,450	177,541	—

Total		$1,772,852	$13,872,195	$269,797

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**	Includes options purchased as value as reported in the Schedules of Investments.

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Notes to Financial Statements (continued)

	The Effect of Derivative Instruments on the Statements of Operations Six Months Ended March 31, 2010
	Net Realized Gain (Loss) from
	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond
Credit contracts:
Swaps	$9,750	—	$295,902	$—
Foreign currency exchange contracts:
Foreign currency transactions	2,545,594	—	7,061,175	22,789
Interest rate contracts:
Financial futures contracts	1,085,784	$(5,947,982)	5,565,583	(6,209,235)
Options*	5,251,041	4,238,155	5,589,336	1,925,999
Swaps	3,740,048	1,319,839	168,813	1,712,529

Total	$12,632,217	$(389,988)	$18,680,809	$(2,547,918)

	The Effect of Derivative Instruments on the Statements of Operations Six Months Ended March 31, 2010
	Net Realized Gain (Loss) from
	Long Duration Bond	Managed Income	Multi-Sector Bond
Credit contracts:
Swaps	—	—	—
Foreign currency exchange contracts:
Foreign currency transactions	$(33,707)	$1,609,391	—
Interest rate contracts:
Financial futures contracts	(1,237,138)	(296,361)	$(46,674)
Options*	(101,345)	1,622,037	—
Swaps	46,608	1,778,055	—

Total	$(1,325,582)	$4,713,122	$(46,674)

	Net Change in Unrealized Appreciation/Depreciation on
	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond
Credit contracts:
Swaps	$21,433	—	$938,054	—
Foreign currency exchange contracts:
Foreign currency transactions	30,364	—	306,536	$20,832
Interest rate contracts:
Financial futures contracts	(463,895)	$382,533	(333,148)	611,152
Options*	7,988,279	(1,486,829)	1,013,041	4,765,053
Swaps	(8,429,715)	12,452	3,785,449	(3,825,564)

Total	$(853,534)	$(1,091,844)	$5,709,932	$1,571,473

	Net Change in Unrealized Appreciation/ Depreciation on
	Long Duration Bond	Managed Income	Multi-Sector Bond
Equity contracts:
Swaps	$(167,778)	—	—
Foreign currency exchange contracts:
Foreign currency transactions	(51,812)	$(5,518)	—
Interest rate contracts:
Financial futures contracts	(667,946)	(34,571)	$(46,290)
Options*	240,384	5,961,803	12,550
Swaps	160,769	(5,095,768)	9,600

Total	$(486,383)	$825,946	$(24,140)

*	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK FUNDS II	MARCH 31, 2010	103

Notes to Financial Statements (continued)

For the six months ended March 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi- Sector Bond
Financial futures contracts:
Average number of contracts purchased	707	589	1,892	550	533	52	53
Average number of contracts sold	1,521	1,525	786	764	223	985	—
Average value of contracts purchased	$81,187,156	$72,507,578	$262,505,387	$63,928,425	$61,728,688	$5,993,016	$6,349,187
Average value of contracts sold	$262,050,352	$302,148,766	$141,950,596	$157,727,841	$32,910,961	$166,366,075	—
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	3	—	4	1	2	3	—
Average number of contracts – US dollars sold	1	—	2	1	—	1	—
Average US dollar amounts purchased	$25,989,755	—	$151,949,335	$1,054,926	$1,280,700	$12,754,036	—
Average US dollar amounts sold	$5,885,838	—	$19,869,103	$486,212	—	$2,914,813	—
Options:
Average number of contracts purchased	79,097	31,352	58,791	52,764	3,445	42,686	—
Average number of contracts written	57,042	22,477	38,701	35,992	2,335	34,548	400
Average notional value of contracts purchased	$982,348,625	$605,350,000	$1,381,678,125	$630,158,500	$34,450,000	$532,964,375	—
Average notional value of contracts written	$760,718,375	$515,060,000	$1,176,589,375	$449,761,500	$23,350,000	$435,499,125	$4,000,000
Credit default swaps:
Average number of contracts – buy protection	—	—	1	—	—	—	—
Average number of contracts – sell protection	1	—	—	—	—	—	—
Average notional value – buy protection	—	—	$8,060,000	—	—	—	—
Average notional value – sell protection	$1,900,000	—	—	—	—	—	—
Interest rate swaps:
Average number of contracts – pays fixed rate	24	6	16	23	7	23	1
Average number of contracts – receives fixed rate	22	8	14	21	9	18	7
Average notional value – pays fixed rate	$431,460,000	$91,350,000	$1,502,500,000	$191,400,000	$13,400,000	$177,215,000	$33,400,000
Average notional value – receives fixed rate	$326,375,000	$124,150,000	$1,455,450,000	$151,895,000	$22,350,000	$138,880,000	$6,800,000
Total return swaps:
Average number of contracts	—	—	—	—	1	—	—
Average notional value	—	—	—	—	$3,850,000	—	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets:

	Each Fund except GNMA & Inflation Protected Bond	GNMA	Inflation Protected Bond
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	.500%	.550%	.400%
$1 Billion – $2 Billion	.450	.500	.375
$2 Billion – $3 Billion	.425	.475	.350
Greater Than $3 Billion	.400	.450	.325

104	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses for all Funds except Multi-Sector Bond. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees. Separately, the Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses for Multi-Sector Bond until March 1, 2011. The expense limitations as a percentage of net assets were as follows:

	Bond		GNMA		Inflation Protected Bond
	Contractual 1	Voluntary 2	Contractual 1	Voluntary 2	Contractual 1	Voluntary 2
BlackRock	0.47%	—	0.52%	—	0.32%	—
Institutional	0.60%	0.56%	0.60%	0.55%[3]	0.44%	—
Service	0.90%	—	0.90%	—	0.75%	—
Investor A	0.95%	—	1.07%	—	0.85%	0.76%
Investor B	1.70%	—	1.85%	—	1.63%	—
Investor C	1.70%	—	1.82%	—	1.62%	—

	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
	Contractual 1	Contractual 1	Contractual 1	Voluntary 2
BlackRock	N/A	0.45%	N/A	N/A
Institutional	0.62%	0.55%	0.65%	0.70%
Service	0.92%	N/A	0.95%	N/A
Investor A	1.07%	0.90%	1.12%	0.95%
Investor B	1.88%	N/A	1.87%	N/A
Investor C	1.82%	N/A	1.87%	1.70%

1	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees.
2	The voluntary waiver or reimbursement may be reduced or discontinued at any time. With regards to Multi-Sector Bond, the Manager has agreed not to reduce or discontinue this voluntary waiver and/or reimbursement until March 1, 2011.
3	The voluntary waiver cap changed from 0.48% to 0.55% effective November 1, 2009.

These amounts are included in fees waived by advisor, fees waived by administrator — class specific and transfer agent fees reimbursed, respectively, in the Statements of Operations. For the six months ended March 31, 2010, the amounts included in fees waived by advisor were as follows:

Bond	$823,183
GNMA	$925,629
Inflation Protected Bond	$1,858,655
Intermediate Government Bond	$74,962
Long Duration Bond	$257,527
Managed Income	$13,905
Multi-Sector Bond	$9,605

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment companies. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2010, the amounts waived were as follows:

Bond	$1,989
GNMA	$95,515
Inflation Protected Bond	$49,814
Intermediate Government Bond	$12,669
Long Duration Bond	$2,137
Managed Income	$969
Multi-Sector Bond	$1,979

For each Fund excluding Multi-Sector Bond, during a Fund’s fiscal year the operating expenses of a share class that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2010, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees

Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Managed Income
Institutional	—	—	$5,715	—	—
Service	$2,234	$179	80	—	$281
Investor A	14,105	—	—	$928	—
Investor B	449	—	—	8	19
Investor C	—	—	—	3,018	361

Total	$16,788	$179	$5,795	$3,954	$661

BLACKROCK FUNDS II	MARCH 31, 2010	105

Notes to Financial Statements (continued)

On March 31, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011	2012
Bond	$1,809,428	$1,759,638	$855,711
GNMA	$983,804	$2,383,222	$1,107,012
Inflation Protected Bond	$777,819	$2,333,119	$1,880,839
Intermediate Government Bond	$391,279	$387,226	$256,081
Long Duration Bond	$395,879	$561,421	$289,462
Managed Income	$141,214	$322,694	$374,099

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Trust, on behalf of the Funds, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Bond	$35,539
GNMA	$106,747
Inflation Protected Bond	$217,149
Intermediate Government Bond	$6,181
Long Duration Bond	$757
Managed Income	$7,523

For the six months ended March 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Managed Income
Investor A	$5,040	$13,861	$7,286	$750	$759
Investor B	$3,902	$12,073	$8,802	$10,289	$190
Investor C	$8,871	$123,731	$76,986	$8,667	$807

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Fund. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly-owned subsidiary of PNC and an affiliate of the Manager, serves as transfer and dividend disbursing agent. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2010, the Funds paid the following in return for these services which is included in transfer agent — class specific in the Statements of Operations:

Bond	$129,431
GNMA	$107,959
Inflation Protected	$14,953
Intermediate Government Bond	$120,656
Managed Income	$259,206

106	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	$630	$71	$373	—	$523	—
Institutional	1,616	7,808	2,379	$743	51	$971
Service	1,930	417	756	31	—	887
Investor A	2,636	9,579	52,852	9,111	72	476
Investor B	129	452	273	1,058	—	69
Investor C	1,133	5,605	7,185	1,107	—	121

Total	$8,074	$23,932	$63,818	$12,050	$646	$2,524

PNCGIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

For the six months ended March 31, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$23,342	$2,068	$23,052	—	$30,817	—	—
Institutional	64,443	67,880	64,064	$22,226	1,131	$39,173	$1,060
Service	21,820	4,091	7,293	386	—	21,723	—
Investor A	12,345	39,730	97,305	32,773	1,535	2,638	—
Investor B	665	2,211	1,539	1,922	—	136	—
Investor C	8,332	45,905	59,485	6,915	—	766	—

Total	$130,947	$161,885	$252,738	$64,222	$33,483	$64,436	$1,060

	Administration Fees Waived
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$23,342	$1,181	$22,139	—	$30,817	—	—
Institutional	25,569	67,880	—	$22,226	208	$39,173	$658
Service	—	2,902	—	386	—	12,609	—
Investor A	—	—	7,507	—	285	—	—
Investor B	12	—	—	1,579	—	120	—
Investor C	—	—	—	104	—	5	—

Total	$48,923	$71,963	$29,646	$24,295	$31,310	$51,907	$658

	Service and Distribution Fees
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
Service	$218,198	$40,955	$72,927	$3,862	$1	$217,227	—
Investor A	123,443	396,967	1,256,865	326,871	15,346	26,358	$4
Investor B	26,606	88,848	61,582	76,568	—	5,432	—
Investor C	333,718	1,838,631	2,413,119	277,146	—	30,662	17

Total	$701,965	$2,365,401	$3,804,493	$684,447	$15,347	$279,679	$21

BLACKROCK FUNDS II	MARCH 31, 2010	107

Notes to Financial Statements (continued)

	Transfer Agent Fees
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi- Sector Bond
BlackRock	$9,190	$300	$1,548	—	$592	—	—
Institutional	200,930	316,859	123,800	$153,685	507	$314,162	$2
Service	104,003	22,217	20,375	2,948	—	37,606	—
Investor A	67,991	183,227	715,923	186,125	7,839	13,449	2
Investor B	4,699	15,963	9,958	20,556	—	1,786	—
Investor C	28,968	183,534	211,160	44,200	—	3,652	2

Total	$415,781	$722,100	$1,082,764	$407,514	$8,938	$370,655	$6

		Transfer Agent Fees Waived
Share Classes		Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income Fund
BlackRock		$630	$68	$34	—	$523	—
Institutional		176	7,808	—	$743	—	$970
Service		—	98	—	32	—	—
Investor A		—	—	—	—	14	—
Investor B		—	—	—	496	—	65
Investor C		—	—	—	—	—	1

Total		$806	$7,974	$34	$1,271	$537	$1,036

	Transfer Agent Fees Reimbursed
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi- Sector Bond
BlackRock	$8,544	$167	$12	—	$61	—	—
Institutional	1,448	234,082	—	$152,883	—	$306,706	$1
Service	—	689	—	2,149	—	—	—
Investor A	—	—	—	—	28	—	2
Investor B	—	—	—	521	—	531	—
Investor C	—	—	—	—	—	14	1

Total	$9,992	$234,938	$12	$155,553	$89	$307,251	$4

The Funds may also receive earnings credits related to cash balances with PNCGIS which are shown in the Statements of Operations as fees paid indirectly.

During the six months ended March 31, 2010, Managed Income received $18,846 in capital contributions from an affiliate. This amount is included on the Statements of Changes in Net Assets.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for six months ended March 31, 2010, were as follows:

	Purchases	Sales
Bond	$2,083,098,560	$2,178,188,185
GNMA	$9,257,698,860	$8,385,351,919
Inflation Protected Bond	$4,808,478	$12,535,411
Intermediate Government Bond	$6,570,737,863	$5,026,508,136
Long Duration Bond	$75,923,067	$52,372,176
Managed Income	$1,825,607,931	$1,578,345,130
Multi-Sector Bond	$33,061,110	$4,727,803

Purchases and sales of US government securities for six months ended March 31, 2010, were as follows:

	Purchases	Sales
Bond	$2,298,891,768	$2,238,265,012
GNMA	$404,905,034	$435,664,714
Inflation Protected Bond	$2,982,805,226	$1,715,908,373
Intermediate Government Bond	$3,793,832,429	$3,904,474,342
Long Duration Bond	$86,227,241	$72,770,823
Managed Income	$923,920,656	$844,409,503
Multi-Sector Bond	$4,943,366	$—

Purchases and sales of mortgage dollar rolls for six months ended March 31, 2010, were as follows:

	Purchases	Sales
Bond	$973,990,012	$974,997,670
GNMA	$7,440,564,110	$7,452,957,320
Intermediate Government Bond	$1,284,487,066	$1,286,458,660
Long Duration Bond	$24,069,633	$23,993,414
Managed Income	$909,803,986	$910,995,262
Multi-Sector Bond	$4,352,484	$4,368,734

108	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

Transactions in options written for the six months ended March 31, 2010, were as follows:

	Bond
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of period	36,540	$14,997,972	42,590	$15,719,173
Options written	22,420	9,316,461	33,688	13,445,662
Options expired	(5,200)	(1,629,685)	(16,473)	(4,612,059)
Options closed	(34,810)	(15,163,253)	(29,910)	(13,097,827)

Options outstanding at end of period	18,950	$7,521,495	29,895	$11,454,949

	GNMA				Inflation Protected Bond
	Calls		Puts		Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of period	19,350	$8,493,285	20,540	$9,085,785	21,680	$9,295,177	21,680	$9,295,178
Options written	8,510	2,625,250	12,007	4,613,720	27,510	11,722,100	43,361	12,962,329
Options expired	—	—	—	—	(3,840)	(1,396,450)	(2,350)	(546,825)
Options closed	(21,000)	(9,704,385)	(22,785)	(10,741,320)	(25,600)	(11,253,478)	(27,090)	(12,109,402)

Options outstanding at end of period	6,860	$1,414,150	9,762	$2,958,185	19,750	$8,367,349	35,601	$9,601,280

	Intermediate Government Bond				Long Duration Bond
	Calls		Puts		Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of period	18,290	$7,426,692	21,370	$7,830,047	490	$230,599	700	$335,601
Options written	9,830	4,316,278	24,346	7,831,430	1,430	664,220	1,430	673,980
Options expired	(2,880)	(922,440)	(8,358)	(2,346,379)	(440)	(138,200)	(200)	(31,770)
Options closed	(14,370)	(6,218,410)	(12,120)	(5,294,765)	—	—	(450)	(213,600)

Options outstanding at end of period	10,870	$4,602,120	25,238	$8,020,333	1,480	$756,619	1,480	$764,211

	Managed Income				Multi-Sector Bond
	Calls		Puts		Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of period	16,640	$6,929,323	19,610	$7,280,690	—	—	—	—
Options written	9,770	3,916,124	19,256	7,275,136	200	$117,200	200	$117,200
Options expired	(2,100)	(558,600)	(9,507)	(2,922,401)	—	—	—	—
Options closed	(13,180)	(5,959,122)	(8,890)	(4,053,307)	—	—	—	—

Options outstanding at end of period	11,130	$4,327,725	20,469	$7,580,118	200	$117,200	200	$117,200

5. Borrowings:

For the six months ended March 31, 2010, the average amount of borrowings and the daily weighted average interest rates in TALF loans (as defined below), treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Bond	$285,320,809	1.00%
Managed Income	$146,307,356	0.68%

For the six months ended March 31, 2010, the average amount of borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Inflation Protected	$1,498,757	0.52%
Intermediate Government Bond	$59,890,333	0.96%
Long Duration Bond	$734,225	0.33%

On August 28, 2009 and October 28, 2009, Bond and Managed Income borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the US Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal

BLACKROCK FUNDS II	MARCH 31, 2010	109

Notes to Financial Statements (continued)

Reserve Bank of New York (“FRBNY”) will provide up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). Each Fund posted as collateral already held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities. The TALF loans are shown as loans payable on the Statements of Assets and Liabilities. The following is a summary of outstanding TALF loans and related information as of March 31, 2010:

	Number of Loans	Aggregate Amount of Loans	Range of Maturity Date(s)	Range of Interest Rates	Value of Eligible Securities
Bond	2	$32,033,458	8/28/14-10/29/14	3.64%-3.87%	$39,131,978
Managed Income	1	$11,758,901	8/28/14	3.87%	$14,214,764

The non-recourse provision of the TALF loans allows the Funds to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities fall below the outstanding amount of the loan. The Funds can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. Each Fund paid to the FRBNY a one-time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by each Fund and is included in borrowing costs in the Statements of Operations. Each Fund also pays a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statements of Operations.

Since the Funds have the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Funds associated with the TALF loans are limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Funds.

The Funds have elected to account for the outstanding TALF loans at fair value. The Funds elected to fair value their TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statements of Operations which could result if only the Eligible Securities were fair valued. In fair valuing TALF loans, the Funds consider various factors such as observable market transactions, if available, changes in the value of Eligible Securities, expected cash flows of the Eligible Securities, interest rate movements, and the potential likelihood and timing of loan repayments. Any changes in unrealized gain or loss associated with fair valuing TALF loans are reflected in the Statements of Operations.

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the six months ended March 31, 2010.

6. Capital Loss Carryforward:

As of September 30, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring	Bond	Managed Income
2015	—	$4,208,497
2017	$1,210,486	2,597,183

Total	$1,210,486	$6,805,680

7. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. The Funds manage counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

110	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	6,338,740	$59,088,078	7,295,688	$66,060,390
Shares issued in reinvestment of dividends and distributions	296,861	2,769,314	577,607	5,092,854

Total issued	6,635,601	61,857,392	7,873,295	71,153,244
Shares redeemed	(14,209,798)	(132,679,673)	(10,496,970)	(92,443,276)

Net decrease	(7,574,197)	$(70,822,281)	(2,623,675)	$(21,290,032)

Institutional
Shares sold	10,563,673	$98,408,112	35,368,656	$314,064,338
Shares issued in reinvestment of dividends and distributions	707,905	6,601,377	994,029	8,871,567

Total issued	11,271,578	105,009,489	36,362,685	322,935,905
Shares redeemed	(20,807,432)	(194,041,624)	(19,078,417)	(168,213,844)

Net increase (decrease)	(9,535,854)	$(89,032,135)	17,284,268	$154,722,061

Service
Shares sold	1,228,486	$11,444,486	4,459,453	$39,205,111
Shares issued in reinvestment of dividends and distributions	423,077	3,946,907	1,121,707	9,912,613

Total issued	1,651,563	15,391,393	5,581,160	49,117,724
Shares redeemed	(3,085,922)	(28,784,511)	(13,047,515)	(114,558,442)

Net decrease	(1,434,359)	$(13,393,118)	(7,466,355)	$(65,440,718)

Investor A
Shares sold and automatic conversion of shares	3,150,834	$29,361,712	8,096,144	$71,826,405
Shares issued in reinvestment of dividends and distributions	206,735	1,927,539	304,884	2,710,703

Total issued	3,357,569	31,289,251	8,401,028	74,537,108
Shares redeemed	(2,033,487)	(18,929,205)	(3,823,231)	(33,786,062)

Net increase	1,324,082	$12,360,046	4,577,797	$40,751,046

Investor B
Shares sold	78,953	$735,717	316,250	$2,799,469
Shares issued in reinvestment of dividends and distributions	8,825	82,284	22,020	195,152

Total issued	87,778	818,001	338,270	2,994,621
Shares redeemed and automatic conversion of shares	(214,601)	(2,000,177)	(362,109)	(3,209,383)

Net decrease	(126,823)	$(1,182,176)	(23,839)	$(214,762)

BLACKROCK FUNDS II	MARCH 31, 2010	111

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Bond (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	2,221,136	$20,710,669	6,034,090	$53,653,898
Shares issued in reinvestment of dividends and distributions	118,286	1,103,865	157,296	1,406,820

Total issued	2,339,422	21,814,534	6,191,386	55,060,718
Shares redeemed	(1,404,310)	(13,091,266)	(1,713,373)	(15,236,232)

Net increase	935,112	$8,723,268	4,478,013	$39,824,486

GNMA
BlackRock
Shares sold	15,892	$177,386	4,004,484	$40,911,187
Shares issued in reinvestment of dividends and distributions	24,192	250,249	12,072	123,684

Total issued	40,084	427,635	4,016,556	41,034,871
Shares redeemed	(3,947,045)	(41,009,678)	(66,795)	(677,500)

Net increase (decrease)	(3,906,961)	$(40,582,043)	3,949,761	$40,357,371

Institutional
Shares sold	9,393,531	$96,795,550	52,914,711	$531,199,386
Shares issued in reinvestment of dividends and distributions	1,501,870	15,264,708	1,215,115	12,297,546

Total issued	10,895,401	112,060,258	54,129,826	543,496,932
Shares redeemed	(14,300,932)	(146,550,522)	(26,017,108)	(262,717,685)

Net increase (decrease)	(3,405,531)	$(34,490,264)	28,112,718	$280,779,247

Service
Shares sold	933,076	$9,579,458	2,384,595	$24,027,237
Shares issued in reinvestment of dividends and distributions	105,465	1,071,419	86,835	876,581

Total issued	1,038,541	10,650,877	2,471,430	24,903,818
Shares redeemed	(599,502)	(6,121,771)	(1,187,266)	(11,944,814)

Net increase	439,039	$4,529,106	1,284,164	$12,959,004

Investor A
Shares sold and automatic conversion of shares	10,681,415	$110,151,465	38,917,575	$392,742,153
Shares issued in reinvestment of dividends and distributions	798,604	8,153,037	674,945	6,865,236

Total issued	11,480,019	118,304,502	39,592,520	399,607,389
Shares redeemed	(9,617,065)	(99,134,228)	(15,727,572)	(159,246,389)

Net increase	1,862,954	$19,170,274	23,864,948	$240,361,000

Investor B
Shares sold	110,901	$1,141,622	2,285,319	$22,801,571
Shares issued in reinvestment of dividends and distributions	41,835	425,406	47,455	479,712

Total issued	152,736	1,567,028	2,332,774	23,281,283
Shares redeemed and automatic conversion of shares	(671,399)	(6,898,057)	(1,464,391)	(14,816,486)

Net increase (decrease)	(518,663)	$(5,331,029)	868,383	$8,464,797

112	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
GNMA (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	6,812,950	$70,103,655	40,011,378	$402,011,328
Shares issued in reinvestment of dividends and distributions	892,003	9,061,153	586,708	5,947,402

Total issued	7,704,953	79,164,808	40,598,086	407,958,730
Shares redeemed	(8,815,965)	(90,330,433)	(9,581,086)	(96,868,176)

Net increase (decrease)	(1,111,012)	$(11,165,625)	31,017,000	$311,090,554

Inflation Protected Bond
BlackRock
Shares sold	11,650,980	$124,067,787	11,184,412	$112,674,595
Shares issued in reinvestment of dividends and distributions	232,063	2,467,650	87,607	896,304

Total issued	11,883,043	126,535,437	11,272,019	113,570,899
Shares redeemed	(729,643)	(7,739,604)	(1,302,938)	(12,789,528)

Net increase	11,153,400	$118,795,833	9,969,081	$100,781,371

Institutional
Shares sold	37,962,828	$411,021,911	34,306,834	$351,222,636
Shares issued in reinvestment of dividends and distributions	442,167	4,791,530	168,742	1,752,350

Total issued	38,404,995	415,813,441	34,475,576	352,974,986
Shares redeemed	(6,760,436)	(73,398,041)	(7,409,122)	(75,158,408)

Net increase	31,644,559	$342,415,400	27,066,454	$277,816,578

Service
Shares sold	2,029,556	$21,971,985	4,528,834	$46,550,317
Shares issued in reinvestment of dividends and distributions	51,928	563,018	25,051	261,999

Total issued	2,081,484	22,535,003	4,553,885	46,812,316
Shares redeemed	(776,000)	(8,404,235)	(916,868)	(9,132,298)

Net increase	1,305,484	$14,130,768	3,637,017	$37,680,018

Investor A
Shares sold	55,209,907	$593,475,167	74,685,284	$756,844,150
Shares issued in reinvestment of dividends and distributions	973,933	10,468,977	470,713	4,854,162

Total issued	56,183,840	603,944,144	75,155,997	761,698,312
Shares redeemed	(15,533,581)	(166,952,499)	(22,749,092)	(227,555,630)

Net increase	40,650,259	$436,991,645	52,406,905	$534,142,682

Investor B
Shares sold	157,415	$1,681,274	598,224	$5,971,734
Shares issued in reinvestment of dividends and distributions	7,734	82,488	6,642	68,557

Total issued	165,149	1,763,762	604,866	6,040,291
Shares redeemed	(288,737)	(3,086,246)	(861,053)	(8,561,552)

Net decrease	(123,588)	$(1,322,484)	(256,187)	$(2,521,261)

BLACKROCK FUNDS II	MARCH 31, 2010	113

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Inflation Protected Bond Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	20,903,631	$224,787,470	28,463,435	$290,240,678
Shares issued in reinvestment of dividends and distributions	340,288	3,654,050	186,184	1,935,492

Total issued	21,243,919	228,441,520	28,649,619	292,176,170
Shares redeemed	(4,507,077)	(48,463,901)	(7,802,978)	(78,081,043)

Net increase	16,736,842	$179,977,619	20,846,641	$214,095,127

Intermediate Government Bond
Institutional
Shares sold	1,570,654	$16,572,615	4,875,360	$50,852,269
Shares issued in reinvestment of dividends and distributions	195,454	2,054,504	191,467	1,998,879

Total issued	1,766,108	18,627,119	5,066,827	52,851,148
Shares redeemed	(2,101,510)	(22,148,322)	(8,437,537)	(87,999,510)

Net decrease	(335,402)	$(3,521,203)	(3,370,710)	$(35,148,362)

Service
Shares sold	46,060	$484,734	351,832	$3,667,612
Shares issued in reinvestment of dividends and distributions	6,442	67,785	8,709	91,165

Total issued	52,502	552,519	360,541	3,758,777
Shares redeemed	(39,646)	(417,958)	(139,492)	(1,458,820)

Net increase	12,856	$134,561	221,049	$2,299,957

Investor A
Shares sold and automatic conversion of shares	1,841,973	$19,484,956	7,449,544	$77,790,338
Shares issued in reinvestment of dividends and distributions	452,161	4,769,581	739,692	7,748,172

Total issued	2,294,134	24,254,537	8,189,236	85,538,510
Shares redeemed	(2,875,176)	(30,401,591)	(6,664,076)	(69,715,028)

Net increase (decrease)	(581,042)	$(6,147,054)	1,525,160	$15,823,482

Investor B
Shares sold	61,973	$657,189	1,003,904	$10,430,749
Shares issued in reinvestment of dividends and distributions	22,819	240,230	57,442	600,066

Total issued	84,792	897,419	1,061,346	11,030,815
Shares redeemed and automatic conversion of shares	(700,843)	(7,405,277)	(1,680,404)	(17,535,164)

Net decrease	(616,051)	$(6,507,858)	(619,058)	$(6,504,349)

Investor C
Shares sold	1,098,373	$11,577,066	5,884,013	$61,233,004
Shares issued in reinvestment of dividends and distributions	85,516	901,029	134,249	1,405,072

Total issued	1,183,889	12,478,095	6,018,262	62,638,076
Shares redeemed	(1,543,211)	(16,308,279)	(2,853,227)	(29,814,060)

Net increase (decrease)	(359,322)	$(3,830,184)	3,165,035	$32,824,016

114	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Long Duration	Shares	Amount	Shares	Amount
BlackRock
Shares sold	4,782,871	$49,561,630	8,888,617	$84,530,175
Shares issued in reinvestment of dividends and distributions	728,557	7,474,835	936,916	9,084,860

Total issued	5,511,428	57,036,465	9,825,533	93,615,035
Shares redeemed	(2,546,250)	(25,947,422)	(5,038,545)	(47,393,022)

Net increase	2,965,178	$31,089,043	4,786,988	$46,222,013

Institutional
Shares sold	16,410	$177,622	298,571	$2,942,255
Shares issued in reinvestment of dividends and distributions	14,854	155,123	95,209	919,612

Total issued	31,264	332,745	393,780	3,861,867
Shares redeemed	(1,826,058)	(19,059,983)	(722,749)	(6,561,750)

Net decrease	(1,794,794)	$(18,727,238)	(328,969)	$(2,699,883)

Investor A
Shares sold	73,671	$754,360	1,325,084	$13,200,826
Shares issued in reinvestment of dividends and distributions	32,591	334,646	14,824	149,244

Total issued	106,262	1,089,006	1,339,908	13,350,070
Shares redeemed	(190,602)	(1,959,038)	(129,587)	(1,288,235)

Net decrease	(84,340)	$(870,032)	1,210,321	$12,061,835

Managed Income
Institutional
Shares sold	1,205,461	$11,812,190	2,136,717	$19,616,555
Shares issued in reinvestment of dividends	192,237	1,869,982	93,566	852,227

Total issued	1,397,698	13,682,172	2,230,283	20,468,782
Shares redeemed	(3,451,496)	(33,807,053)	(14,265,564)	(128,699,971)

Net decrease	(2,053,798)	$(20,124,881)	(12,035,281)	$(108,231,189)

Service
Shares sold	1,905,269	$18,665,215	4,922,553	$45,125,585
Shares issued in reinvestment of dividends	460,311	4,503,022	883,814	8,036,556

Total issued	2,365,580	23,168,237	5,806,367	53,162,141
Shares redeemed	(2,198,777)	(21,542,714)	(9,841,782)	(88,735,447)

Net increase (decrease)	166,803	$1,625,523	(4,035,415)	$(35,573,306)

Investor A
Shares sold and automatic conversion of shares	393,199	$3,856,968	682,945	$6,226,373
Shares issued in reinvestment of dividends	56,662	554,434	99,347	904,773

Total issued	449,861	4,411,402	782,292	7,131,146
Shares redeemed	(245,055)	(2,406,299)	(682,309)	(6,193,175)

Net increase	204,806	$2,005,103	99,983	$937,971

BLACKROCK FUNDS II	MARCH 31, 2010	115

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Managed Income (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	1,062	$10,446	44,749	$398,614
Shares issued in reinvestment of dividends	2,291	22,400	7,163	64,817

Total issued	3,353	32,846	51,912	463,431
Shares redeemed and automatic conversion of shares	(51,562)	(506,338)	(159,651)	(1,453,101)

Net decrease	(48,209)	$(473,492)	(107,739)	$(989,670)

Investor C
Shares sold	206,424	$2,015,781	559,112	$5,041,386
Shares issued in reinvestment of dividends	12,603	122,923	15,166	138,804

Total issued	219,027	2,138,704	574,278	5,180,190
Shares redeemed	(92,463)	(903,214)	(261,672)	(2,420,826)

Net increase	126,564	$1,235,490	312,606	$2,759,364

	Period February 26, 2010[1] to March 31, 2010
Multi-Sector Bond	Shares	Amount
Institutional
Shares sold	4,998,004	$49,980,000

Net increase	4,998,004	$49,980,000

Investor A
Shares sold and automatic conversion of shares	2,000	$20,000

Net increase	2,000	$20,000

Investor C
Shares sold	2,000	$20,000

Net increase	2,000	$20,000

[1]	Commencement of operations.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

116	BLACKROCK FUNDS II	MARCH 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Multi-Sector Bond Portfolio (the “Fund”), a series of BlackRock Funds II (the “Trust”) met on February 9-10, 2010 to consider the approval of the Trust’s proposed investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to the Fund. The Fund commenced operations in February 2010. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Trust consists of fourteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists, among others, of Independent Board Members.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on February 9-10, 2010, the Board reviewed materials relating to its consideration of the Agreements. The Board considered all factors it believed relevant with respect to the Trust and Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of the Fund, if any, and BlackRock; (c) the cost of the services to be provided and profits to be realized by BlackRock and its affiliates from the relationship with the Fund; (d) economies of scale; (e) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; and (f) other factors deemed relevant by the Board Members.

In determining to approve the Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the February 2010 meeting relating to its consideration of the Agreements, including (a) fees and expense ratios of the Fund in comparison to the fees and expense ratios of a peer group of funds; (b) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; (d) information regarding compliance records and regulatory matters relating to BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to the Fund under the Agreements relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreements was comparable to that found generally in investment company advisory and sub-advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the services to be provided by BlackRock to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of its officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, the number, education and experience of BlackRock’s investment professionals and other personnel who would provide services under the Agreements. The Board also took into account the time and attention to be devoted by senior management of BlackRock to the Fund. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreements.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, previously received and considered information about the investment performance of other

BLACKROCK FUNDS II	MARCH 31, 2010	117

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

funds managed by BlackRock. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the February 2010 meeting. BlackRock, however, will provide the Board with such information at future meetings.

C. The Cost of the Services to be Provided and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Fund: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with those of other funds in a peer group of funds. The funds within the peer group (collectively, “Peers”) were selected by Lipper, Inc. (“Lipper”), which is not affiliated with BlackRock. The Board took into account that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases, thereby allowing shareholders the potential to participate in economies of scale. It also compared the Fund’s expense ratios to those of its Peers. The Board considered the fee waivers and expense reimbursement arrangements by the Manager that limit the Fund’s total net expenses on a class-by-class basis, as applicable.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the February 2010 meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as assets of the Fund increase. Since the Fund is newly formed, BlackRock was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. BlackRock, however, will provide the Board with such information at future meetings.

E. Other Factors: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other mutual fund sponsors.

Conclusion

The Board, including all of the Independent Board Members, approved the Advisory Agreement between the Advisor and the Trust, on behalf of the Fund, for a two-year term and the Subadvisory Agreement between the Advisor and the Subadvisor, with respect to the Fund, for a two-year term. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

118	BLACKROCK FUNDS II	MARCH 31, 2010

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Richard R. West, Member of the Audit Committee and Trustee

Anne F. Ackerley, Fund President and Chief Executive Officer

Jeffery Holland, Vice President

Brendan Kyne, Vice President

Brian Schmidt, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer of the Fund

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Accounting agent, Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS II	MARCH 31, 2010	119

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission’s (the “SEC”)for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

120	BLACKROCK FUNDS II	MARCH 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	MARCH 31, 2010	121

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio†		BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

122	BLACKROCK FUNDS II	MARCH 31, 2010

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE1-3/10-SAR

BlackRock Funds II

SEMI-ANNUAL REPORT | MARCH 31, 2010 (UNAUDITED)

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Total Return Portfolio II

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FUNDS II	MARCH 31, 2010

Dear Shareholder

The past year has seen a remarkable turnaround from the conditions that plagued the global economy and financial markets in 2008 through early 2009. In our opinion, the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus. From that point, the global economy has moved into recovery mode and, we believe, is getting ready to start transitioning into an expansion.

Global equity markets bottomed in early 2009 and since that time have soared dramatically higher as investors were lured back into the markets by depressed valuations, desire for higher yields and increasing confidence that all-out financial disaster had been averted. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and concerns over the future direction of interest rates. On balance, however, strong corporate earnings and a positive macro backdrop have helped keep the equity bull market intact. From a geographic perspective, US equities have generally outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced.

Within fixed income markets, improving economic conditions, concerns over the US deficit and a lack of demand at recent Treasury auctions have recently conspired to push Treasury yields higher (and prices correspondingly lower). In this environment, Treasuries have dramatically underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds outperformed taxable sectors over the twelve-month period thanks to continued high demand levels, but have struggled in recent months against a weak fundamental backdrop marked by ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period”.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of March 31, 2010	6-month	12-month
US equities (S&P 500 Index)	11.75%	49.77%
Small cap US equities (Russell 2000 Index)	13.07	62.76
International equities (MSCI Europe, Australasia, Far East Index)	3.06	54.44
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.62)	(6.30)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.99	7.69
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	0.28	9.69
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.97	55.64

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2010	BlackRock Government Income Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period, the Fund outperformed its benchmark, a 50%/ 50% composite of the Barclays Capital Mortgage-Backed Securities (MBS) Index and the BofA Merrill Lynch 10-Year US Treasury Index. The Fund also outperformed the BofA Merrill Lynch 10-Year US Treasury Index, but underperformed the Barclays Capital MBS Index.

What factors influenced performance?

•

A combination of continued accommodative monetary policy from the Federal Reserve (“Fed”) and improved economic fundamentals has kept market volatility low and demand for higher-yielding assets robust. Positive performance for the period was driven by the Fund’s out-of-index allocations to non-agency mortgage-backed securities (MBS), as well as its overweight in agency MBS, which continued to benefit from government support in the form of the Fed’s mortgage purchase program.

•	Conversely, a yield-curve-flattening position detracted from performance, as the yield curve steepened throughout the reporting period. Duration management also detracted from results.

•	The Fund’s cash position (6% at period-end) served primarily to offset futures contracts and TBA trades and, therefore, did not have a material impact on performance during the six-month period.

Describe recent portfolio activity.

•

Earlier in the reporting period, we increased Fund exposure to government-related sectors, including FDIC-guaranteed debt and agency MBS, which traded with attractive relative yields and strong technicals given government support. At the same time, we increased the Fund’s underweight in Treasuries.

•

Later in the period, we trimmed our overweight in agency MBS, primarily among lower-coupon securities, selling into strength as the sector responded favorably following the termination of the Fed mortgage purchase program. We also purchased intermediate-dated Treasuries, bringing the Fund’s total exposure to a neutral position relative to the blended benchmark.

Describe Fund positioning at period end.

•

The Fund currently holds an overweight in agency MBS, which continues to provide an attractive carry and strong technical support from healthy investor demand. The Fund also holds exposure to agency debt, which we view as attractive versus Treasuries. In the non-government space, the Fund continues to hold an out-of-index allocation to non-agency MBS, which we expect to benefit from US government support, improving economic conditions and increasing investor risk appetite. The Fund ended the period with a duration underweight versus the blended benchmark and a slight yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	74%
U.S. Treasury Obligations	24
Non-Agency Mortgage-Backed Securities	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	98%
Less than BBB/Baa	2

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Government Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the US Government or its agencies. The Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the US Government and its agencies.

3	An index that includes the mortgage-backed passthrough securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

4	A one-security index consisting of the current “on-the run” 10-year Treasury issue.

Performance Summary for the Period Ended March 31, 2010

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	5.33%	0.83%	1.17%	N/A	3.78%	N/A	6.15%	N/A
Institutional	5.17	0.81	1.05	N/A	3.62	N/A	5.89	N/A
Service	4.85	0.61	0.81	N/A	3.43	N/A	5.65	N/A
Investor A	4.69	0.59	0.72	(3.34)%	3.34	2.51%	5.61	5.18%
Investor B	4.03	0.27	0.01	(4.33)	2.55	2.21	5.05	5.05
Investor B1	4.30	0.32	0.28	(3.58)	2.78	2.43	5.01	5.01
Investor C	4.03	0.26	(0.07)	(1.04)	2.54	2.54	4.79	4.79
Investor C1	4.24	0.39	0.18	(0.78)	2.72	2.72	4.95	4.95
Class R	4.56	0.54	0.49	N/A	3.02	N/A	5.27	N/A
50% Barclays Capital MBS Index/50% BofA Merrill Lynch
10-Year US Treasury Index	—	(0.26)	(0.66)	N/A	5.45	N/A	6.13	N/A
Barclays Capital MBS Index	—	2.12	5.21	N/A	6.13	N/A	6.47	N/A
BofA Merrill Lynch 10-Year US Treasury Index	—	(2.62)	(6.30)	N/A	4.69	N/A	5.70	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[8]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]
BlackRock	$1,000	$1,008.30	$3.30	$1,008.30	$2.25	$1,000	$1,021.64	$3.33	$1,022.69	$2.27
Institutional	$1,000	$1,008.10	$4.46	$1,008.10	$3.40	$1,000	$1,020.49	$4.48	$1,021.54	$3.43
Service	$1,000	$1,006.10	$5.45	$1,006.10	$4.50	$1,000	$1,019.50	$5.49	$1,020.44	$4.53
Investor A	$1,000	$1,005.90	$5.55	$1,005.90	$4.60	$1,000	$1,019.40	$5.59	$1,020.34	$4.63
Investor B	$1,000	$1,002.70	$9.59	$1,002.70	$8.74	$1,000	$1,015.36	$9.65	$1,016.21	$8.80
Investor B1	$1,000	$1,003.20	$8.29	$1,003.20	$7.34	$1,000	$1,016.65	$8.35	$1,017.60	$7.39
Investor C	$1,000	$1,002.60	$9.94	$1,002.60	$8.89	$1,000	$1,015.01	$10.00	$1,016.06	$8.95
Investor C1	$1,000	$1,003.90	$8.64	$1,003.90	$7.64	$1,000	$1,016.31	$8.70	$1,017.30	$7.70
Class R	$1,000	$1,005.40	$7.05	$1,005.40	$6.05	$1,000	$1,017.90	$7.09	$1,018.90	$6.09

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.66% for BlackRock, 0.89% for Institutional, 1.09% for Service, 1.11% for Investor A, 1.92% for Investor B, 1.66% for Investor B1, 1.99% for Investor C, 1.73% for Investor C1 and 1.41% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.68% for Institutional, 0.90% for Service, 0.92% for Investor A, 1.75% for Investor B, 1.47% for Investor B1, 1.78% for Investor C, 1.53% for Investor C1 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	5

Fund Summary as of March 31, 2010	BlackRock High Yield Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the benchmark Barclays Capital US Corporate High Yield 2% Issuer Capped Index for the six-month period.

What factors influenced performance?

•

The Fund’s allocation to securities of distressed issuers that successfully emerged from bankruptcy and debt restructurings substantially boosted returns, as the value of these securities rose notably during the period. The Fund also benefited from good security selection within the health care and aerospace and defense sectors. Additionally, exposure to floating rate loan interests contributed positively to returns as their value rose on positive event- risk developments (i.e., covenant amendments and paydowns).

•	Fund performance was hindered by an underweight in the life insurance sector and security selection within the non-captive diversified sector.

Describe recent portfolio activity.

•

During the six months, we participated in a robust high yield new-issue calendar, but did so selectively, as we sought to purchase deals with strong risk/reward profiles, good fundamentals and solid cash flows and earnings. In addition, we continued to add new senior-secured bond deals coming via the primary market. We reduced exposure to lower-quality issues as the surge in valuations has diminished the relative value of these issues, making them less attractive. On a sector basis, we increased exposure to names in the advertising industry as well as in the health care and banking sectors, while reducing exposure to the automotive sector.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight in the automotive, wireless and chemicals sectors, and was underweight in the technology, gaming and retail segments. Overall, we remain very constructive on high yield, and hold the opinion that the asset class is attractively priced for a slow, structural recovery in 2010. Historically, high yield has performed superbly in the immediate aftermath of a recession. We believe the ability of high yield to offer attractive yields with minimal duration risk, as well as its potential to provide “equity-like” returns, make the asset class an attractive one during the economic recovery.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	83%
Floating Rate Loan Interests	10
Common Stocks	7

Credit Quality Allocation[1]	Percent of Long-Term Investments
BBB/Baa	1%
BB/Ba	20
B/B	44
CCC/Caa	17
Not rated	18

1	Using the higher of S&P’s or Moody’s rating.

6	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

3	An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended March 31, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	7.75%	14.96%	56.52%	N/A	7.43%	N/A	7.60%	N/A
Institutional	7.66	14.91	56.70	N/A	7.35	N/A	7.48	N/A
Service	7.32	14.72	55.92	N/A	7.02	N/A	7.15	N/A
Investor A	7.00	14.70	56.15	50.03%	6.99	6.11%	6.63	6.63%
Investor B	6.56	14.27	54.73	50.23	6.20	5.91	6.50	6.50
Investor B1	6.88	14.45	55.49	51.49	6.48	6.20	6.60	6.60
Investor C	6.62	14.47	54.96	53.96	6.22	6.22	6.28	6.28
Investor C1	6.78	14.38	54.93	53.93	6.40	6.40	6.54	6.54
Class R	7.05	14.74	55.79	N/A	6.74	N/A	6.88	N/A
Barclays Capital US Corporate High Yield 2% Issuer Capped Index	—	10.97	55.64	N/A	7.78	N/A	7.59	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]
BlackRock	$1,000	$1,149.60	$3.11	$1,000	$1,022.04	$2.92
Institutional	$1,000	$1,149.10	$3.59	$1,000	$1,021.59	$3.38
Service	$1,000	$1,147.20	$5.35	$1,000	$1,019.95	$5.04
Investor A	$1,000	$1,147.00	$5.62	$1,000	$1,019.70	$5.29
Investor B	$1,000	$1,142.70	$9.56	$1,000	$1,016.01	$9.00
Investor B1	$1,000	$1,144.50	$7.97	$1,000	$1,017.50	$7.49
Investor C	$1,000	$1,144.70	$9.20	$1,000	$1,016.36	$8.65
Investor C1	$1,000	$1,143.80	$8.39	$1,000	$1,017.10	$7.90
Class R	$1,000	$1,147.40	$6.85	$1,000	$1,018.55	$6.44

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.58% for BlackRock, 0.67% for Institutional, 1.00% for Service, 1.05% for Investor A, 1.79% for Investor B, 1.49% for Investor B1, 1.72% for Investor C, 1.57% for Investor C1 and 1.28% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	7

Fund Summary as of March 31, 2010	BlackRock Low Duration Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Effective March 1, 2010, the Fund changed the benchmark against which it measures its performance from the BofA Merrill Lynch 1-3 Year Treasury Index to the BofA Merrill Lynch 1-3 Year US Corporate & Government Index. The Fund’s Manager believes the BofA Merrill Lynch 1-3 Year US Corporate & Government Index more accurately reflects the investment strategy of the Fund. The BofA Merrill Lynch 1-3 Year US Corporate & Government Index is an unmanaged index comprised of investment grade corporate bonds and US Government Agency and US Treasury securities with a maturity ranging from one to three years.

•

Fund returns for the six-month period outpaced that of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index and its former benchmark, the BofA Merrill Lynch 1-3 Year Treasury Index. The following discussion of relative performance pertains to the BofA Merrill Lynch 1-3 Year US Corporate & Government Index.

What factors influenced performance?

•

The Fund’s out-of-index exposures to short-dated asset-backed securities (ABS) and short-dated AAA-rated (as rated by S&P) commercial mortgage-backed securities (CMBS) were among the primary drivers of performance. The combination of continued accommodative monetary policy from the Federal Reserve and improved economic fundamentals has kept market volatility low and demand for higher-yielding assets robust. Fund results were also aided by an overweight in investment-grade corporates, which continue to benefit from improving corporate earnings and increasing investor demand for yield. Our tactical management of Fund duration during the second half of the reporting period proved advantageous as well – specifically, we increased duration as interest rates moved to the upper end of their range and then moved to a short duration as rates returned to the lower end of their range.

•	Conversely, the Fund’s bias toward a flattening yield curve during the first half of the period detracted as the yield curve steepened significantly.

Describe recent portfolio activity.

•

During the six months, we took advantage of the strength in the mortgage markets to reduce Fund exposure to residential MBS in favor of investment-grade corporate credit, particularly within industrial and financial issuers. We also added exposure to higher-beta corporate credit as we anticipate the spread to lower-beta credit will compress further.

Describe Fund positioning at period end.

•

The Fund currently maintains an underweight in government-related sectors in favor of a diversified allocation across non-government spread sectors, including investment-grade corporate credit, CMBS, ABS and non-agency MBS. These sectors stand to benefit from increased investor risk appetite and continued government support. Within the government-related sector, the Fund holds an underweight in US Treasuries and neutral positions in AAA-rated non-US government-guaranteed corporate debt, supranational debt and foreign agency debt. Duration positioning for the Fund at period-end is tactically long, with a yield-curve-flattening bias versus the benchmark, on the expectations of a prolonged economic recovery.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	37%
Non-Agency Mortgage-Backed Securities	18
Asset-Backed Securities	18
U.S. Government Sponsored Agency Securities	11
U.S. Treasury Obligations	8
Foreign Agency Obligations	5
Taxable Municipal Bonds	2
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	51%
AA/Aa	16
A/A	15
BBB/Baa	13
Less than BBB/Baa	5

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±1% of the duration of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index (the benchmark).

3	An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

4	An unmanaged index comprised of investment grade corporate bonds and US Government Agency and US Treasury securities with maturities from 1 to 3 years. The Fund now uses this index as its benchmark rather than the BofA Merrill Lynch 1-3 Year Treasury Index because it more accurately reflects the investment strategy of the Fund.

Performance Summary for the Period Ended March 31, 2010

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w /o sales charge	w / sales charge	w /o sales charge	w / sales charge	w /o sales charge	w / sales charge
BlackRock	3.05%	3.97%	14.01%	N/A	3.50%	N/A	4.18%	N/A
Institutional	3.01	3.95	13.96	N/A	3.43	N/A	4.07	N/A
Service	2.66	3.87	13.53	N/A	3.09	N/A	3.75	N/A
Investor A	2.54	3.88	13.57	10.16%	3.08	2.46%	3.69	3.37%
Investor A1	2.79	3.96	13.85	12.69	3.25	3.04	3.89	3.78
Investor B	1.87	3.46	12.69	8.19	2.32	1.97	3.16	3.16
Investor B1	2.14	3.60	13.09	9.09	2.55	2.21	3.19	3.19
Investor B2	2.49	3.79	13.51	12.51	2.94	2.94	3.57	3.57
Investor C	1.94	3.51	12.86	11.86	2.35	2.35	2.92	2.92
Investor C1	2.14	3.60	13.08	12.08	2.53	2.53	3.16	3.16
Investor C2	2.55	3.81	13.53	12.53	2.94	2.94	3.57	3.57
BofA Merrill Lynch 1-3 Year Treasury Index	—	0.73	1.41	N/A	4.24	N/A	4.42	N/A
BofA Merrill Lynch 1-3 Year US Corporate & Government Index	—	1.30	4.39	N/A	4.52	N/A	4.76	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[8]
	Beginning Account Value October 1, 2009	Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
		Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]
BlackRock	$1,000	$1,039.70	$3.00	$1,039.70	$2.14	$1,000	$1,021.99	$2.97	$1,022.84	$2.12
Institutional	$1,000	$1,039.50	$3.20	$1,039.50	$2.34	$1,000	$1,021.79	$3.18	$1,022.64	$2.32
Service	$1,000	$1,038.70	$5.03	$1,038.70	$4.22	$1,000	$1,020.00	$4.99	$1,020.79	$4.18
Investor A	$1,000	$1,038.80	$5.03	$1,038.80	$4.17	$1,000	$1,020.00	$4.99	$1,020.84	$4.13
Investor A1	$1,000	$1,039.60	$4.17	$1,039.60	$3.31	$1,000	$1,020.84	$4.13	$1,021.69	$3.28
Investor B	$1,000	$1,034.60	$9.08	$1,034.60	$8.27	$1,000	$1,016.01	$9.00	$1,016.80	$8.20
Investor B1	$1,000	$1,036.00	$7.72	$1,036.00	$6.85	$1,000	$1,017.35	$7.64	$1,018.20	$6.79
Investor B2	$1,000	$1,037.90	$5.84	$1,037.90	$4.98	$1,000	$1,019.20	$5.79	$1,020.04	$4.94
Investor C	$1,000	$1,035.10	$8.57	$1,035.10	$7.76	$1,000	$1,016.50	$8.50	$1,017.30	$7.70
Investor C1	$1,000	$1,036.00	$7.72	$1,036.00	$6.85	$1,000	$1,017.35	$7.64	$1,018.20	$6.79
Investor C2	$1,000	$1,038.10	$5.64	$1,038.10	$4.83	$1,000	$1,019.40	$5.59	$1,020.19	$4.78

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for BlackRock, 0.63% for Institutional, 0.99% for Service, 0.99% for Investor A, 0.82% for Investor A1, 1.79% for Investor B, 1.52% for Investor B1, 1.15% for Investor B2, 1.69% for Investor C, 1.52% for Investor C1 and 1.11% for Investor C2), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for BlackRock, 0.46% for Institutional, 0.83% for Service, 0.82% for Investor A, 0.65% for Investor A1, 1.63% for Investor B, 1.35% for Investor B1, 0.98% for Investor B2, 1.53% for Investor C, 1.35% for Investor C1 and 0.95% for Investor C2), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	9

Fund Summary as of March 31, 2010	BlackRock Total Return Portfolio II

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the benchmark Barclays Capital US Aggregate Bond Index for the six-month period.

What factors influenced performance?

•

The Fund benefited from an overweight in non-government assets, including CMBS, investment-grade corporates and ABS. In general, spread sectors have continued to outperform government-related sectors as the Fed remains accommodative, investors continue to reach for yield and economic indicators show signs of improvement. Fund performance was also positively affected by an out-of-index allocation to non-agency MBS and non-US government debt (specifically an allocation to Canadian bonds and German bunds).

•

Fund performance was hindered by an underweight in agency MBS, as the sector continued to benefit from strong government support through the Fed’s mortgage purchase program. A yield-curve-flattening bias also detracted as the curve steepened over the course of the six-month period.

Describe recent portfolio activity.

•

During the period, we increased Fund exposure to government-owned/ government-related sectors, including longer-dated Treasuries (10 years and longer) and agency MBS, as these sectors sold off to levels that created an attractive purchase point. We also added exposure to investment-grade corporates via the new-issue market, focusing on issuers in the telecommunications sector with strong free cash flow. We trimmed exposure to agency and Federal Deposit Insurance Corporation Guaranteed debt on strength, as these sectors have been trading at tight levels relative to US Treasuries. Additionally, we sold the Fund’s positions in German bunds and Canadian bonds, which were a tactical trade initiated on a relative value basis versus US Treasuries.

Describe Fund positioning at period end.

•

The Fund is currently underweight in government-related sectors in favor of non-government spread sectors. Within the government-related sectors, the Fund is overweight in FDIC-guaranteed debt, non-US government-guaranteed debt and agency MBS, while it holds an under-weight in Treasuries and agency debentures. Within the non-government sectors, the Fund is overweight in AAA-rated (as rated by S&P) CMBS, ABS and investment-grade corporate debt. The Fund also holds an out-of-index allocation to non-agency MBS. At the end of the period, the Fund had a neutral duration relative to the benchmark, with a slight yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	50%
Non-Agency Mortgage-Backed Securities	14
U.S. Treasury Obligations	14
Corporate Bonds	12
Asset-Backed Securities	4
Foreign Agency Obligations	2
Taxable Municipal Bonds	2
Foreign Government Obligations	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	74%
AA/Aa	9
A/A	8
BBB/Baa	6
Less than BBB/Baa	3

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

10	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Total Return Portfolio II

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital US Aggregate Bond Index (the benchmark).

3	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended March 31, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w /o sales charge	w / sales charge	w /o sales charge	w / sales charge	w /o sales charge	w / sales charge
BlackRock	4.43%	3.58%	16.63%	N/A	4.18%	N/A	5.76%	N/A
Institutional	4.30	3.41	16.40	N/A	4.06	N/A	5.60	N/A
Service	4.01	3.36	16.07	N/A	3.81	N/A	5.32	N/A
Investor A	3.85	3.26	16.05	11.46%	3.74	2.89%	5.24	4.81%
Investor B	3.19	2.93	15.10	10.60	2.93	2.59	4.68	4.68
Investor C	3.26	2.89	15.12	14.12	2.87	2.87	4.41	4.41
Class R	3.63	3.23	15.70	N/A	3.44	N/A	4.94	N/A
Barclays Capital US Aggregate Bond Index	—	1.99	7.69	N/A	5.44	N/A	6.29	N/A

4	Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
	Beginning Account Value October 1, 2009	Including Interest Expense		Excluding Interest Expense		Beginning Account Value October 1, 2009	Including Interest Expense		Excluding Interest Expense
		Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]		Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]
BlackRock	$1,000	$1,035.80	$3.40	$1,035.80	$2.33	$1,000	$1,021.59	$3.38	$1,022.64	$2.32
Institutional	$1,000	$1,034.10	$4.06	$1,034.10	$2.99	$1,000	$1,020.94	$4.03	$1,021.99	$2.97
Service	$1,000	$1,033.60	$5.63	$1,033.60	$4.51	$1,000	$1,019.40	$5.59	$1,020.49	$4.48
Investor A	$1,000	$1,032.60	$5.57	$1,032.60	$4.41	$1,000	$1,019.45	$5.54	$1,020.59	$4.38
Investor B	$1,000	$1,029.30	$9.87	$1,029.30	$8.75	$1,000	$1,015.21	$9.80	$1,016.31	$8.70
Investor C	$1,000	$1,028.90	$9.31	$1,028.90	$8.19	$1,000	$1,015.76	$9.25	$1,016.85	$8.15
Class R	$1,000	$1,032.30	$7.09	$1,032.30	$5.98	$1,000	$1,017.95	$7.04	$1,019.05	$5.94

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.67% for BlackRock, 0.80% for Institutional, 1.11% for Service, 1.10% for Investor A, 1.95% for Investor B, 1.84% for Investor C and 1.40% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for BlackRock, 0.59% for Institutional, 0.89% for Service, 0.87% for Investor A, 1.73% for Investor B, 1.62% for Investor C and 1.18% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	11

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to February 10, 2003, BlackRock Government Income Portfolio’s BlackRock Share performance results are those of Investor A Shares restated to reflect BlackRock Share fees. Prior to October 2, 2006, BlackRock Government Income Portfolio’s Institutional Share performance results are those of Investor A Shares restated to reflect Institutional Share fees.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to October 27, 2004, BlackRock Government Income Portfolio’s Service Share performance results are those of Investor A Shares restated to reflect Service Share fees.

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond, which incurs an initial sales charge of 3.00%. Investor A shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, BlackRock Low Duration Bond Portfolio’s Investor A1 Share performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Share fees.

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions).

•

Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, BlackRock Government Income Portfolio’s Investor B1 Share performance results are those of Investor A Shares restated to reflect Investor B1 Share fees. Prior to October 2, 2006, BlackRock Low Duration Bond Portfolio’s and BlackRock High Yield Bond Portfolio’s Investor B1 Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Share fees.

•

Investor B2 Shares are subject to a maximum contingent deferred sales charge of 1.00% declining to 0% after three years and a distribution fee of 0.30% per year and a service fee of 0.10% per year. Prior to October 2, 2006, BlackRock Low Duration Bond Portfolio’s Investor B2 Share performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B2 Share fees.

•

Investor C, Investor C1 and Investor C2 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C, Investor C1 and Investor C2 Shares are subject to a distribution fee of 0.75%, 0.55% and 0.30% per year, respectively, and a service fee of 0.25%, 0.25% and 0.10% per year, respectively. Prior to October 2, 2006, BlackRock Government Income Portfolio’s Investor C1 Share performance results are those of Investor A Shares restated to reflect Investor C1 Share fees. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s Investor C1 Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2, 2006, BlackRock Low Duration Bond Portfolio’s Investor C1 and Investor C2 Share performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C1 and Investor C2 Share fees.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, BlackRock Government Income Portfolio’s Class R Share performance results are those of Investor A Shares restated to reflect Class R Share fees. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s and BlackRock Total Return Portfolio II’s Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor A1, B, B1, B2, C1 and C2 Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. BlackRock High Yield Bond Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived or reimbursed a portion of each Fund’s expenses. Without such waiver and reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

12	BLACKROCK FUNDS II	MARCH 31, 2010

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2009 and held through March 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through borrowings, including participation in the Term Asset-Backed Securities Loan Facility (“TALF”), or through entering into reverse repurchase agreements and treasury rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, they also create risks as short-or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including options, foreign currency exchange contracts, financial futures contracts and swaps as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, equity, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	13

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
Fannie Mae Whole Loan, Series 1996-W1, Class AL,
7.25%, 3/25/26(a)	$348	$375,755
Small Business Administration, Series 2003-10A, Class 1,
4.63%, 3/10/13	516	537,488
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.65%, 1/21/11(a)(b)(c)	—	419

Total Asset-Backed Securities — 0.1%		913,662

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 4.8%
Countrywide Alternative Loan Trust:
Series 2008-2R, Class 3A1, 6.00%, 8/25/37	9,477	6,464,777
Series 2008-2R, Class 4A1, 6.25%, 8/25/37	21,274	17,099,147
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2005-4, Class 3A16, 5.50%, 6/25/35	7,898	7,196,257
Series 2005-5, Class 2A8, 5.50%, 7/25/35	4,269	3,951,875
Series 2005-11, Class 6A5, 6.00%, 12/25/35	5,990	5,289,388
Residential Funding Mortgage Securities I,
Series 2007-S2, Class A3, 6.00%, 2/25/37	10,520	10,160,739

		50,162,183

Interest Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc., Series 1987-1,
11.00%, 2/17/17	12	1,627

Principal Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc., Series 1987-1,
0.64%, 2/17/17(d)	12	11,414

Total Non-Agency Mortgage-Backed Securities — 4.8%		50,175,224

Project Loans — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22	1	522

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.5%
Fannie Mae,
2.63%, 11/20/14	6,895	6,895,441
Freddie Mac,
1.13%, 12/15/11	18,755	18,797,836
Small Business Administration Participation Certificates:
Series 1996-20J, 7.20%, 10/01/16	43	46,121
Series 1998-20J, Class 1, 5.50%, 10/01/18	49	52,243

		25,791,641

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 3.8%
Fannie Mae, Series 2002-59, Class B,
5.50%, 9/25/17	5,729	6,118,362
Freddie Mac, Series 3207, Class NB,
6.00%, 11/15/30	4,408	4,517,153
Ginnie Mae:
Series 2005-10, Class ZB, 5.18%, 12/16/44(a)	3,576	3,295,739
Series 2005-9, Class Z, 4.65%, 1/16/45(a)	6,330	5,430,017
Series 2005-29, Class Z, 4.25%, 4/16/45(a)	5,544	4,396,311
Series 2005-67, Class Z, 4.72%, 8/16/45(a)	6,800	6,003,594
Series 2005-59, Class ZA, 4.96%, 3/16/46(a)	10,861	9,840,432

		39,601,608

Federal Deposit Insurance Corporation Guaranteed — 2.3%
Citibank, N.A.,
1.75%, 12/28/12	7,795	7,817,161
General Electric Capital Corp.:
2.00%, 9/28/12	6,450	6,537,804
2.13%, 12/21/12(e)	9,650	9,776,251

		24,131,216

Interest Only Collateralized Mortgage Obligations — 4.0%
Fannie Mae:
Series 2006-58, Class SI, 6.29%, 7/25/36(a)	27,490	3,239,142
Series 2010-2, Class SG, 6.20%, 10/25/39(a)	49,207	6,024,772
Freddie Mac:
Series 1220, Class B, 1.17%, 2/15/22(a)	864	173,357
Series 3153, Class SI, 6.36%, 5/15/36(a)	32,571	4,064,713
Ginnie Mae:
Series 2006-49, Class SA, 6.22%, 2/20/36(a)	15,181	1,501,440
Series 2007-23, Class ST, 5.96%, 4/20/37(a)	13,158	1,296,024
Series 2009-26, Class SC, 6.17%, 1/16/38 (a)	18,776	2,206,055
Series 2009-79, Class IC, 6.00%, 8/20/39	49,342	7,243,384
Series 2004-10, 0.82%, 1/16/44(a)	50,062	1,200,317
Series 2004-77, 0.64%, 9/16/44(a)	119,173	2,929,603
Series 2005-9, 0.71%, 1/16/45(a)	109,960	3,415,586
Series 2005-50, 0.90%, 6/16/45(a)	29,477	1,129,666
Series 2006-15, 0.80%, 4/16/46(a)	127,734	4,470,116
Series 2006-30, 0.77%, 5/16/46(a)	47,469	1,893,237

		40,787,412

Mortgage-Backed Securities — 146.6%
Fannie Mae Mortgage-Backed Securities:
11.00%, 2/01/11-8/01/20	99	113,296
13.00%, 9/01/13-3/01/15	71	77,386
5.50%, 4/01/21-1/01/40	235,786	249,287,679

Portfolios Abbreviations

To simplify the listings of Funds’ holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	GO	General Obligation
	CAD	Canadian Dollar	LIBOR	London InterBank Offered Rate
	DIP	Debtor-in-Possession	RB	Revenue Bonds
	EUR	Euro	TBA	To Be Announced
	GBP	British Pound	USD	US Dollar

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities (concluded)
4.00%, 4/01/25-4/01/40(f)	$44,400		$44,021,500
5.00%, 4/01/25-4/01/40(f)	60,400		62,973,000
6.00%, 5/01/33-11/01/39	65,269		69,722,616
5.50%, 3/01/35(e)	52,607		55,829,566
5.00%, 6/01/35-4/01/40	80,371		83,039,145
4.50%, 4/01/40-5/01/40(f)	370,500		371,190,156
5.50%, 4/01/40-6/01/40(f)	87,700		92,100,563
6.00%, 4/01/40-5/01/40(f)	82,100		87,183,719
6.50%, 4/01/40-5/01/40(f)	165,600		179,075,250
Freddie Mac Mortgage-Backed Securities:
13.00%, 9/01/10-2/01/16	49		53,895
12.00%, 6/01/13-6/01/20	65		76,680
11.00%, 12/01/14-9/01/20	38		43,855
11.50%, 11/01/15-6/01/20	39		44,942
12.50%, 12/01/15-7/01/19	57		65,529
10.00%, 7/01/19(b)	—		193
5.50%, 4/01/24(f)	500		535,000
8.00%, 1/01/25-8/01/32	573		659,137
8.50%, 1/01/25-7/01/25	128		148,907
5.00%, 4/01/25(f)	6,800		7,180,375
5.00%, 9/01/33-4/01/36	36,218		37,632,032
6.00%, 6/01/37-3/01/38	29,318		31,504,708
4.50%, 4/01/40(f)	800		801,500
6.00%, 4/01/40(f)	29,300		31,433,406
Ginnie Mae Mortgage-Backed Securities:
10.50%, 1/15/16	2		1,760
7.00%, 6/15/23-3/15/24	1		659
7.50%, 2/15/25-12/15/31	2,013		2,277,621
5.50%, 3/15/29-4/15/37	1,390		1,478,710
3.00%, 9/15/35	98		102,267
4.50%, 4/01/40(f)	18,800		19,035,000
5.00%, 4/01/40(f)	14,700		15,260,437
5.50%, 4/01/40(f)	71,600		75,739,375

			1,518,689,864

Total U.S. Government Sponsored Agency Securities — 159.2%			1,649,001,741

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.75%, 5/15/20-8/15/20	29,350		41,377,142
8.13%, 8/15/21(e)(g)	12,860		17,646,338
8.00%, 11/15/21	81,200		110,635,000
U.S. Treasury Notes:
0.88%, 2/29/12	39,355		39,273,535
1.00%, 3/31/12	26,670		26,657,465
2.50%, 3/31/15	16,305		16,259,183
3.63%, 2/15/20(h)	274,035		269,367,910

Total U.S. Treasury Obligations — 50.3%			521,216,573

Total Long-Term Investments (Cost — $2,237,257,625) — 214.4%			2,221,307,722

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.11%(i)(j)	62,040,406		62,040,406

Total Short-Term Securities (Cost — $62,040,406) — 6.0%			62,040,406

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
U.S. Treasury Notes (10 Year), Strike Price $118, Expires 4/23/10	175		24,609
U.S. Treasury Notes (10 Year), Strike Price $119, Expires 4/23/10	300		14,063

			38,672

Exchange-Traded Put Options Purchased
3-month Euro-Dollar Futures, Strike Price USD 98.75, Expires 9/13/10	772		33,775
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.120% and pay a floating rate based on 3-month LIBOR, Expires 4/26/10, Broker, Morgan Stanley Capital Services, Inc.	7,000	(k)	35,713
Receive a fixed rate of 1.150% and pay a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker, Deutsche Bank AG	9,370	(k)	282,378
Receive a fixed rate of 1.200% and pay a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker, Citibank, N.A.	9,370	(k)	316,631
Receive a fixed rate of 2.000% and pay a floating rate based on 3-month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.	20,000	(k)	1,422,452
Receive a fixed rate of 2.905% and pay a floating rate based on 3-month LIBOR, Expires 1/31/11, Broker, JPMorgan Chase Bank, N.A.	5,080	(k)	737,498
Receive a fixed rate of 4.185% and pay a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG	1,480	(k)	430,350
Receive a fixed rate of 4.200% and pay a floating rate based on 3-month LIBOR, Expires 3/18/11, Broker, JPMorgan Chase Bank, N.A.	1,690	(k)	501,429
Receive a fixed rate of 4.250% and pay a floating rate based on 3-month LIBOR, Expires 5/14/10, Broker, Royal Bank of Scotland Plc	1,700	(k)	79,154

			3,805,605

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 1.915% and receive a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker, Morgan Stanley Capital Services, Inc.	9,370	(k)	39,540
Pay a fixed rate of 1.945% and receive a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker, Citibank, N.A.	9,370	(k)	38,619
Pay a fixed rate of 2.000% and receive a floating rate based on 3-month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.	20,000	(k)	361,574
Pay a fixed rate of 2.905% and receive a floating rate based on 3-month LIBOR, Expires 1/31/11, Broker, JPMorgan Chase Bank, N.A.	5,080	(k)	483,977
Pay a fixed rate of 4.185% and receive a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG	1,480	(k)	575,919
Pay a fixed rate of 4.200% and receive a floating rate based on 3-month LIBOR, Expires 3/18/11, Broker, JPMorgan Chase Bank, N.A.	1,690	(k)	672,835
Pay a fixed rate of 5.035% and receive a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker, JPMorgan Chase Bank, N.A.	9,510	(k)	4,673,141
Pay a fixed rate of 5.090% and receive a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International	1,460	(k)	697,877

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	15

Schedule of Investments (continued)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

	Contracts		Value
Options Purchased
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	12,000	(k)	$218

			7,543,700
Total Options Purchased (Cost — $14,642,296) — 1.1%			11,421,752

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $2,313,940,327*) — 221.5%			2,294,769,880

	Par (000)
TBA Sale Commitments(f)
Fannie Mae Mortgage-Backed Securities:
5.00%, 4/01/25-4/01/40	$59,900		(62,108,906)
5.50%, 4/01/25-6/01/40	236,676		(248,842,972)
4.50%, 4/01/40	257,700		(258,263,719)
6.00%, 4/01/40	24,600		(26,052,938)
6.00%, 4/01/40	53,100		(56,402,156)
6.50%, 4/01/40	140,000		(151,331,250)
Freddie Mac Mortgage-Backed Securities:
5.00%, 4/01/25-5/01/39	32,700		(33,816,971)
6.00%, 4/01/40-5/01/40	58,600		(62,775,323)
Ginnie Mae Mortgage-Backed Securities,
5.50%, 4/01/40	72,900		(77,114,531)

Total TBA Sale Commitments (Proceeds — $978,075,955) — (94.3)%			(976,708,766)

	Contracts
Options Written
Exchange-Traded Put Options Written
3-month Euro-Dollar Futures, Strike Price USD 98.25, Expires 9/13/10	772		(14,475)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA	1,050	(k)	(12,743)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	900	(k)	(22,349)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	1,130	(k)	(40,350)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	1,830	(k)	(65,346)
Pay a fixed rate of 4.123% and receive a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker, Morgan Stanley Capital Services, Inc.	1,080	(k)	(281,589)
Pay a fixed rate of 4.310% and receive a floating rate based on 3-month LIBOR, Expires 2/14/11, Broker, JPMorgan Chase Bank, N.A.	2,000	(k)	(689,837)
Pay a fixed rate of 4.490% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker, Deutsche Bank AG	1,310	(k)	(515,604)
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker, Citibank, N.A.	2,140	(k)	(1,611,374)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	960	(k)	(462,560)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	1,480	(k)	(753,750)
Pay a fixed rate of 5.010% and receive a floating rate based on 3-month LIBOR, Expires 1/07/13, Broker, Deutsche Bank AG	1,660	(k)	(929,781)

			(5,385,283)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.	10,000	(k)	(80,889)
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA	1,050	(k)	(52,588)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	900	(k)	(33,263)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	1,130	(k)	(68,789)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	1,830	(k)	(111,402)
Receive a fixed rate of 4.123% and pay a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker, Morgan Stanley Capital Services, Inc.	1,080	(k)	(202,253)
Receive a fixed rate of 4.310% and pay a floating rate based on 3-month LIBOR, Expires 2/14/11, Broker, JPMorgan Chase Bank, N.A.	2,000	(k)	(634,279)
Receive a fixed rate of 4.490% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker, Deutsche Bank AG	1,310	(k)	(666,340)
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker, Citibank, N.A.	2,140	(k)	(14,807)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	960	(k)	(730,716)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	1,480	(k)	(887,576)
Receive a fixed rate of 5.010% and pay a floating rate based on 3-month LIBOR, Expires 1/07/13, Broker, Deutsche Bank AG	1,660	(k)	(889,006)
Receive a fixed rate of 6.035% and pay a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker, JPMorgan Chase Bank, N.A.	9,510	(k)	(2,323,855)
Receive a fixed rate of 6.090% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International	1,460	(k)	(348,278)

			(7,044,041)

Total Options Written (Premiums Received — $ 17,276,885) — (1.2)%			(12,443,799)

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Government Income Portfolio

Value
Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 126.0%	$1,305,617,315
Liabilities in Excess of Other Assets — (26.0)%	(269,547,895)

Net Assets — 100.0%	$1,036,069,420

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,314,165,028

Gross unrealized appreciation	$9,581,138
Gross unrealized depreciation	(28,976,286)

Net unrealized depreciation	$(19,395,148)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Par is less than $500.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(f)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$11,613,656	$56,578
Barclays Bank Plc	$36,780,281	$(286,719)
BNP Paribas	$137,099,250	$(710,031)
Citibank, N.A.	$(34,169,187)	$(590,766)
Credit Suisse International	$(17,777,594)	$393,063
Deutsche Bank AG	$(15,558,850)	$252,289
Goldman Sachs Bank USA	$21,691,184	$(554,316)
Greenwich Capital Markets	$(3,356,719)	$(72,219)
JPMorgan Chase Bank, N.A.	$94,826,087	$(25,138)
Morgan Stanley Capital Services, Inc.	$(186,645,250)	$1,016,078
UBS AG	$(27,207,656)	$75,656
Weeden & Co., Inc.	$(7,474,687)	$(121,969)

(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(h)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(i)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$44,892,235	$18,926

(j)	Represents the current yield as of report date.

(k)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of March 31, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Bank, Plc	(0.12)%	3/31/10	4/01/10	$203,928,795	$203,929,475
Barclays Bank, Plc	(0.02)%	4/01/10	4/06/10	$138,249,616	$138,250,000

Total					$342,179,475

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation
3,633	U.S. Treasury Notes (10 Year)	June 2010	$422,336,250	$(2,290,107)
9	U.S. Ultra Long-Term Treasury Bonds	June 2010	$1,079,719	(16,012)

Total				$(2,306,119)

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
749	U.S. Treasury Bonds (30 Year)	June 2010	$86,977,625	$1,071,301
2,353	U.S. Treasury Notes (2 Year)	June 2010	$510,490,703	269,878
807	U.S. Treasury Notes (5 Year)	June 2010	$92,678,906	627,673
108	Euro Dollar Futures	June 2010	$26,900,100	(5,816)
108	Euro Dollar Futures	September 2010	$26,855,550	(20,291)
108	Euro Dollar Futures	December 2010	$26,775,900	(27,028)
89	Euro Dollar Futures	March 2011	$21,987,450	(12,010)
79	Euro Dollar Futures	June 2011	$19,442,888	(18,864)
79	Euro Dollar Futures	September 2011	$19,370,800	(17,864)
79	Euro Dollar Futures	December 2011	$19,300,688	(15,114)
13	Euro Dollar Futures	March 2012	$3,165,988	2,314

Total				$1,854,179

•	Interest rate swaps outstanding as of March 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.62%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	June 2011	USD 28,700	$(463,134)
1.12%(a)	3-month LIBOR	BNP Paribas	January 2012	USD 80,200	(234,006)
1.14%(b)	3-month LIBOR	BNP Paribas	February 2012	USD 40,900	104,757
1.10%(b)	3-month LIBOR	Deutsche Bank AG	February 2012	USD 39,100	65,306
2.79%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	November 2014	USD 7,020	(135,454)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	17

Schedule of Investments (continued)	BlackRock Government Income Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.70%(a)	3-month LIBOR	Credit Suisse International	February 2015	USD 50,000	$(270,191)
2.69%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2015	USD 25,600	89,387
2.56%(a)	3-month LIBOR	Bank of America, N.A.	March 2015	USD 29,700	138,574
2.62%(a)	3-month LIBOR	Barclays Bank Plc	March 2015	USD 22,100	37,827
2.60%(b)	3-month LIBOR	Royal Bank of Scotland Plc	March 2015	USD 35,000	(164,481)
2.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	USD 19,200	(12,255)
2.72%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	April 2015	USD 19,800	—
3.92%(a)	3-month LIBOR	Citibank, N.A.	June 2019	USD 11,000	(302,702)
3.94%(a)	3-month LIBOR	Deutsche Bank AG	August 2019	USD 25,000	(586,160)
3.71%(b)	3-month LIBOR	Barclays Bank Plc	August 2019	USD 15,100	40,620
3.68%(b)	3-month LIBOR	Deutsche Bank AG	August 2019	USD 29,200	(4,588)
3.51%(b)	3-month LIBOR	Bank of America, N.A.	September 2019	USD 6,500	(98,953)
3.50%(b)	3-month LIBOR	Citibank, N.A.	September 2019	USD 13,600	(223,826)
3.50%(b)	3-month LIBOR	Bank of America, N.A.	September 2019	USD 19,500	(343,790)
3.66%(a)	3-month LIBOR	Barclays Bank Plc	September 2019	USD 21,400	100,483
3.43%(a)	3-month LIBOR	Deutsche Bank AG	October 2019	USD 7,000	61,986
3.45%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	October 2019	USD 55,000	421,117
3.50%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	November 2019	USD 3,900	34,092
3.31%(b)	3-month LIBOR	Barclays Bank Plc	December 2019	USD 35,200	(939,773)
3.31%(b)	3-month LIBOR	Royal Bank of Scotland Plc	December 2019	USD 5,400	(143,048)
3.40%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD 35,300	684,345
3.62%(b)	3-month LIBOR	Deutsche Bank AG	December 2019	USD 10,000	(8,754)
3.50%(b)	3-month LIBOR	Deutsche Bank AG	December 2019	USD 4,400	(51,586)
3.70%(b)	3-month LIBOR	Credit Suisse International	December 2019	USD 6,000	28,098
3.89%(b)	3-month LIBOR	BNP Paribas	January 2020	USD 10,500	184,073
3.93%(b)	3-month LIBOR	BNP Paribas	January 2020	USD 12,900	268,075
3.89%(b)	3-month LIBOR	Credit Suisse International	January 2020	USD 15,200	259,567
3.78%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	USD 20,000	(92,731)
3.78%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	USD 10,500	(36,427)
3.87%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	USD 5,500	52,763
3.75%(b)	3-month LIBOR	Royal Bank of Scotland Plc	February 2020	USD 34,500	(22,561)
3.70%(b)	3-month LIBOR	Credit Suisse International	March 2020	USD 41,000	(223,954)
3.68%(b)	3-month LIBOR	BNP Paribas	March 2020	USD 15,700	(108,969)
3.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD 13,300	80,356
3.65%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD 11,400	(113,813)
3.64%(a)	3-month LIBOR	Royal Bank of Scotland Plc	March 2020	USD 21,000	238,257
3.73%(a)	3-month LIBOR	Barclays Bank Plc	March 2020	USD 5,700	21,518
3.77%(b)	3-month LIBOR	Citibank, N.A.	March 2020	USD 13,400	(11,887)

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Government Income Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
3.86%(a)	3-month LIBOR	Citibank, N.A.	March 2020	USD 20,800	$602,906
3.68%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	USD 6,000	57,713
3.71%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD 14,100	103,362
3.75%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	USD 7,000	33,896
3.83%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD 12,000	(23,127)
3.81%(a)	3-month LIBOR	UBS AG	April 2020	USD 8,300	—
4.35%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD 9,600	172,326
4.44%(a)	3-month LIBOR	Royal Bank of Scotland Plc	January 2040	USD 6,000	22,865
4.52%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2040	USD 5,400	36,513
3.50%(a)	3-month LIBOR	Barclays Bank Plc	March 2040	USD 2,400	401,250
4.53%(b)	3-month LIBOR	Citibank, N.A.	March 2040	USD 5,100	34,146
4.53%(b)	3-month LIBOR	Deutsche Bank AG	March 2040	USD 10,000	67,289
4.49%(b)	3-month LIBOR	Deutsche Bank AG	March 2040	USD 2,700	(1,814)
4.53%(a)	3-month LIBOR	Deutsche Bank AG	March 2040	USD 5,000	(30,281)
4.54%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2040	USD 3,400	(23,450)

Total					$(228,248)

(a)	Fund pays fixed interest rate and receives floating rate.

(b)	Fund pays floating interest rate and receives fixed rate.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	—	$913,243	$419	$913,662
Non-Agency Mortgage-Backed Securities	—	50,175,224	—	50,175,224
Project Loans	—	—	522	522
U.S. Government Sponsored Agency Securities	—	1,649,001,741	—	1,649,001,741
U.S. Treasury Obligations	—	521,216,573	—	521,216,573
Short-Term Securities	$62,040,406	—	—	62,040,406
Liabilities:
TBA Sale Commitments	—	(976,708,766)	—	(976,708,766)

Total	$62,040,406	$1,244,598,015	$941	$1,306,639,362

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	19

Schedule of Investments (concluded)	BlackRock Government Income Portfolio

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$2,043,613	$15,792,772	—	$17,836,385
Liabilities	(2,437,581)	(17,101,039)	—	(19,538,620)

Total	$(393,968)	$(1,308,267)	—	$(1,702,235)

1	Other financial instruments are options purchased, options written, financial futures contracts and swaps. Financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Project Loans	Total
Balance, as of September 30, 2009	$419	$541	$960
Accrued discounts/premiums	—	1	1
Realized gain/loss	—	(1)	(1)
Change in unrealized appreciation/depreciation[2]	—	—	—
Net purchases/sales	—	(19)	(19)
Transfers in/out of Level 3	—	—	—

Balance, as of March 31, 2010	$419	$522	$941

2	The change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was zero.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Shares		Value
Common Stocks
Airlines — 0.0%
Delta Air Lines, Inc.(a)		553	8,068

Auto Components — 2.1%
Delphi Corp. — Class B		3,180	42,137,650
Lear Corp.(a)		106,111	8,419,908

			50,557,558

Building Products — 0.5%
Armstrong World Industries, Inc.(a)		331	12,019
Masonite Worldwide Holdings(a)		231,433	9,963,191
Nortek, Inc.		7,104	284,160
Owens Corning(a)		47,778	1,215,472

			11,474,842

Capital Markets — 0.2%
E*TRADE Financial Corp.(a)		2,761,000	4,555,650
Freedom Pay, Inc.(a)		314,534	3,145

			4,558,795

Chemicals — 0.1%
Solutia, Inc.(a)		119,000	1,917,090
Wellman Holdings, Inc.		4,035	202

			1,917,292

Communications Equipment — 0.3%
Brocade Communications Systems, Inc.(a)		505,000	2,883,550
Loral Space & Communications, Inc.(a)		100,919	3,544,275

			6,427,825

Computer & Office Equipment — 0.0%
Phase Metrics, Inc.(a)		842,908	16,858

Containers & Packaging — 0.2%
Rock-Tenn Co. — Class A		100,000	4,557,000

Diversified Financial Services — 1.5%
Adelphia Recovery Trust, Series ACC-1 INT(a)		1,108,793	33,264
Adelphia Recovery Trust, Series ACC-4 INT(a)		2,414,212	9,657
Adelphia Recovery Trust, Series Arahova INT(a)		242,876	53,432
Adelphia Recovery Trust, Series Frontiervision INT(a)		131,748	—
Bank of America Corp.		585,000	10,442,250
Citigroup, Inc.(a)		213,000	25,960,440

			36,499,043

Electrical Equipment — 0.0%
SunPower Corp. — Class B(a)		1,523	25,495

Food & Agriculture — 0.0%
Pilgrim’s Pride Corp(a)		61,180	650,955

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.(a)		3,785	11,355
Hospitality Management Holdings		109,299	1

			11,356

Household Durables — 0.5%
Beazer Homes USA, Inc.(a)		802,177	3,641,884
Beazer Homes USA, Inc.(a)		92,701	2,317,525
Pulte Group, Inc.(a)		270,000	3,037,500
Standard Pacific Corp.(a)		160,000	723,200
Stanley Martin Homes — Class B		4,970	1,491,000

			11,211,109

Machinery — 0.0%
Accuride Corp.(a)		167,152	219,805
Accuride Corp.		685,179	901,010
Reunion Industries, Inc.(a)		8,341	1,677

			1,122,492

Media — 0.2%
HMH Holdings(a)		541,811	3,792,677

Multiline Retail — 0.0%
Lazydays RV Center, Inc.(a)		30,760	119,964

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd.(a)(b)		321,575	791,550
Ainsworth Lumber Co. Ltd.(a)		286,543	705,319
Western Forest Products, Inc.		83,810	24,756
Western Forest Products, Inc.(a)		301,922	89,181

			1,610,806

Pharmaceuticals — 0.0%
Curative Health Services, Inc., Escrow Stock(c)		570,169	114,718

Publishing & Printing — 0.4%
Gannett Co., Inc.		646,000	10,671,920

Real Estate Management & Development — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co.		1	272,580

Software — 0.2%
TiVo, Inc.(a)		321,000	5,495,520

Wireless Telecommunication Services — 0.3%
FiberTower Corp.(a)		993,774	4,621,049
SBA Communications Corp. — Class A(a)		91,937	3,316,167

			7,937,216

Total Common Stocks — 6.6%			159,054,089

Corporate Bonds
Advertising — 0.6%
Affinion Group, Inc.:
10.13%, 10/15/13	USD	4,905	$5,027,625
10.13%, 10/15/13		3,345	3,428,625
Catalina Marketing Corp.,
10.50%, 10/01/15(b)(d)		4,548	4,764,030

			13,220,280

Aerospace & Defense — 1.6%
Reddy Ice Corp.,
11.25%, 3/15/15(b)		4,080	4,284,000
Sequa Corp.:
11.75%, 12/01/15(b)		8,990	8,990,000
13.50%, 12/01/15(b)(d)		24,625	25,363,302

			38,637,302

Airlines — 0.9%
Continental Airlines, Inc., Series 1999-1B,
6.80%, 8/02/18		1,016	964,893
Delta Air Lines, Inc., Series B,
9.75%, 12/17/16		6,600	6,798,000
Delta Air Lines, Inc., Escrow Bonds:
0.00%, 12/31/49(a)(c)(e)		4,070	81,400
0.00%, 12/31/49(a)(c)(e)		4,300	86,000
United Air Lines, Inc.,
12.75%, 7/15/12		12,550	13,789,312

			21,719,605

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	21

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Auto Components — 0.6%
American Tire Distributors, Inc.,
6.54%, 4/01/12(f)	USD	1,910	$1,721,388
Delphi Corp.,
12.00%, 10/06/14		667	667,064
The Goodyear Tire & Rubber Co.,
8.63%, 12/01/11		5,656	5,882,240
Lear Corp., Escrow Bonds:
8.50%, 12/01/13(a)(c)(e)		5,255	78,825
5.75%, 8/01/14(a)(c)(e)		5,495	82,425
Stanadyne Corp.:
10.00%, 8/15/14		3,115	2,850,225
12.00%, 2/15/15(g)		5,455	4,091,250

			15,373,417

Broadcasting — 0.0%
Century Communications, Escrow Bonds,
0.00%, 12/31/49(a)(c)(e)		625	6,250

Building Products — 0.9%
Associated Materials LLC/Associated Materials Finance, Inc.,
9.88%, 11/15/16		4,100	4,428,000
Building Materials Corp. of America,
7.00%, 2/15/20(b)		3,490	3,533,625
Nortek, Inc.,
11.00%, 12/01/13		7,136	7,652,902
Ply Gem Industries, Inc.,
11.75%, 6/15/13		6,435	6,788,925

			22,403,452

Capital Markets — 0.2%
E*TRADE Financial Corp.:
12.49%, 8/31/19(b)(h)		589	940,191
Series A, 12.49%, 8/31/19(h)		48	76,620
Lehman Brothers Holdings, Inc.:
0.00%, 9/26/10(a)(e)(f)		5,500	1,265,000
8.50%, 8/01/15(a)(e)(f)		5,675	1,319,438

			3,601,249

Chemicals — 1.9%
American Pacific Corp.,
9.00%, 2/01/15		3,250	3,221,562
CPG International I, Inc.,
10.50%, 7/01/13		2,450	2,456,125
Georgia Gulf Corp.,
9.00%, 1/15/17(b)		2,065	2,160,506
Hexion Finance Escrow LLC/Hexion Escrow Corp.,
8.88%, 2/01/18(b)		7,360	7,249,600
Huntsman International LLC:
6.88%, 11/15/13(b)	EUR	2,690	3,678,685
5.50%, 6/30/16(b)	USD	4,405	3,997,538
8.63%, 3/15/20(b)		3,595	3,612,975
Innophos, Inc.,
8.88%, 8/15/14		3,075	3,167,250
MacDermid, Inc.,
9.50%, 4/15/17(b)		3,975	4,084,313
Nalco Co.,
8.25%, 5/15/17(b)		4,620	4,908,750
Nova Chemicals Corp.,
8.63%, 11/01/19(b)		5,390	5,551,700
Wellman Holdings, Inc., Term Loan (Second Lien),
10.00%, 2/15/19		2,690	2,340,300

			46,429,304

Commercial Banks — 0.7%
Glitnir Banki HF:
0.00%, 4/20/10(a)(b)(e)(f)		1,091	321,845
3.00%, 6/30/10(a)(e)(f)	EUR	3,745	1,365,718
0.00%, 7/27/10(a)(e)(f)		3,600	1,410,087
0.00%, 8/05/10 (a)(e)		510	199,762
6.38%, 9/25/12(a)(b)(e)(f)	USD	6,590	1,944,050
HBOS Plc:
0.96%, 9/01/16(f)	EUR	2,935	3,247,984
0.84%, 3/21/17(f)		1,500	1,624,189
The Royal Bank of Scotland Plc:
5.63%(f)(i)	GBP	650	730,409
5.63%(f)(i)		500	569,061
6.20%(f)(i)		3,430	4,114,564
6.25%(f)(i)		650	759,507

			16,287,176

Commercial Services & Supplies — 1.4%
Aleris International, Inc.:
9.00%, 12/15/14(a)(e)	USD	2,450	245
10.00%, 12/15/16(a)(e)		5,755	25,898
Corrections Corp. of America,
6.75%, 1/31/14		350	356,562
DI Finance/DynCorp International, Series B,
9.50%, 2/15/13		2,606	2,638,575
Harland Clarke Holdings Corp.:
6.00%, 5/15/15(f)		1,120	921,200
9.50%, 5/15/15		1,360	1,275,000
Iron Mountain, Inc.,
8.38%, 8/15/21		3,585	3,728,400
Mobile Mini, Inc.,
9.75%, 8/01/14		2,750	2,846,250
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC,
8.88%, 3/15/18(b)		14,590	14,918,275
RBS Global, Inc./Rexnord LLC,
8.88%, 9/01/16		1,810	1,669,725
Trico Shipping AS,
11.88%, 11/01/14(b)		3,125	2,984,375
Viant Holdings, Inc.,
10.13%, 7/15/17(b)		1,265	1,261,837
Waste Services, Inc.,
9.50%, 4/15/14		1,850	1,905,500

			34,531,842

Construction Materials — 0.3%
ESCO Corp.:
4.13%, 12/15/13(b)(f)		1,110	985,125
8.63%, 12/15/13(b)		2,900	2,914,500
Goodman Global Group, Inc.,
11.75%, 12/15/14(b)(h)		2,695	1,576,575
Texas Industries, Inc.,
7.25%, 7/15/13		1,105	1,085,663

			6,561,863

Consumer Finance — 0.3%
Credit Acceptance Corp.,
9.13%, 2/01/17(b)		6,380	6,555,450

Containers & Packaging — 2.8%
Ball Corp.:
7.38%, 9/01/19		4,000	4,215,000
6.75%, 9/15/20		4,200	4,273,500
Berry Plastics Corp.,
8.88%, 9/15/14		3,915	3,836,700
Cascades, Inc.,
7.75%, 12/15/17(b)		4,885	4,921,637
Crown Americas LLC/Crown Americas Capital Corp. II,
7.63%, 5/15/17(b)		4,450	4,639,125
Crown European Holdings SA,
6.25%, 9/01/11	EUR	1,105	1,522,326
Graphic Packaging International, Inc.:
9.50%, 6/15/17(b)	USD	5,650	6,031,375
9.50%, 6/15/17(b)		2,400	2,562,000
Greif, Inc.,
7.75%, 8/01/19		2,410	2,506,400
Impress Holdings BV,
3.38%, 9/15/13(b)(f)		4,565	4,405,225
Owens-Brockway Glass Container, Inc.:
8.25%, 5/15/13		1,675	1,695,938
6.75%, 12/01/14	EUR	1,595	2,197,385
7.38%, 5/15/16	USD	4,780	5,019,000
Packaging Dynamics Finance Corp.,
10.00%, 5/01/16(b)		380	283,575
Pregis Corp.,
12.38%, 10/15/13		4,715	4,785,725
Rock-Tenn Co.,
5.63%, 3/15/13		3,252	3,341,430
Sealed Air Corp.,
7.88%, 6/15/17(b)		6,445	6,998,149
See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Containers & Packaging (concluded)
Solo Cup Co./Solo Cup Operating Corp.,
10.50%, 11/01/13	USD	3,635	$3,834,925

			67,069,415

Diversified Financial Services — 13.9%
AES Ironwood LLC,
8.86%, 11/30/25		3,336	3,269,511
AES Red Oak LLC:
Series A, 8.54%, 11/30/19		2,352	2,404,556
Series B, 9.20%, 11/30/29		2,085	2,053,725
BMS Holdings, Inc.,
7.89%, 2/15/12(b)(d)		2,664	53,289
Chukchansi Economic Development Authority,
4.02%, 11/15/12(b)(f)		990	772,200
CIT Group Funding Co. of Delaware LLC:
10.25%, 5/01/15		133	137,310
10.25%, 5/01/16		2,617	2,708,579
10.25%, 5/01/17		869	899,185
CIT Group, Inc.:
7.00%, 5/01/13		4	3,874
7.00%, 5/01/16		17,516	16,158,581
7.00%, 5/01/17		53,569	49,416,948
Duloxetine Royalty,
13.00%, 10/15/13		700	679,000
Eagle-Picher, Inc., Escrow Bonds,
9.75%, 9/01/13(c)(j)		3,285	—
FCE Bank Plc:
7.88%, 2/15/11	GBP	2,800	4,339,070
7.13%, 1/16/12	EUR	20,550	28,380,528
7.13%, 1/15/13		950	1,315,203
General Motors Acceptance Corp. of Canada Ltd.,
6.00%, 5/25/10	CAD	12,000	11,665,278
GMAC, Inc.:
7.25%, 3/02/11		397	403,948
5.38%, 6/06/11	EUR	2,397	3,221,339
6.88%, 8/28/12	USD	5,656	5,733,770
7.50%, 12/31/13		200	203,500
2.45%, 12/01/14(f)		8,615	7,585,723
6.75%, 12/01/14		3,742	3,723,290
8.30%, 2/12/15(b)		14,510	15,235,500
8.00%, 3/15/20(b)		12,340	12,648,500
8.00%, 11/01/31		9,010	8,604,550
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC,
9.75%, 11/15/14		6,065	6,186,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
8.00%, 1/15/18(b)		20,200	19,467,750
iPayment Investors LP,
11.63%, 7/15/14(b)(d)		5,070	4,233,404
LBI Escrow Corp.,
8.00%, 11/01/17(b)		19,000	19,712,500
Leucadia National Corp.,
8.13%, 9/15/15		7,575	7,849,594
Marsico Parent Co. LLC,
10.63%, 1/15/16(b)		5,633	3,386,841
Marsico Parent Holdco LLC,
12.50%, 7/15/16(b)(d)		2,333	574,476
Marsico Parent Superholdco LLC,
14.50%, 1/15/18(b)(d)		1,519	263,959
MU Finance Plc,
8.75%, 2/01/17	GBP	3,884	5,776,079
National Westminster Bank Plc:
2.78%(f)(i)	EUR	600	632,108
2.78%(f)(i)		2,550	2,625,514
New Communications Holdings, Inc.:
7.88%, 4/15/15(b)	USD	3,980	4,089,450
8.25%, 4/15/17(b)		3,050	3,103,375
8.50%, 4/15/20(b)		2,775	2,795,813
NSG Holdings LLC/NSG Holdings, Inc.,
7.75%, 12/15/25(b)		10,470	9,423,000
QHP Royalty Sub LLC,
10.25%, 3/15/15(b)		6,341	6,410,302
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.75%, 10/15/16(b)		10,065	10,341,788
7.75%, 10/15/16(b)	EUR	3,550	4,974,641
8.00%, 12/15/16		7,406	10,203,031
Saturns Investments Europe Plc,
6.19%, 6/09/14	USD	3,225	2,257,500
Smurfit Kappa Acquisitions:
7.25%, 11/15/17(b)	EUR	4,690	6,518,985
7.75%, 11/15/19(b)		4,440	6,244,653
Southern Star Central Corp.,
6.75%, 3/01/16(b)	USD	2,925	2,957,906
UPC Germany GmbH & Co.,
8.13%, 12/01/17(b)		6,700	6,909,375
UPCB Finance Ltd.,
7.63%, 1/15/20	EUR	3,283	4,500,723

			333,056,024

Diversified Telecommunication Services — 5.9%
Asia Global Crossing Ltd.,
13.38%, 10/15/10(a)(e)	USD	1,627	2,034
Broadview Networks Holdings, Inc.,
11.38%, 9/01/12		7,135	6,938,788
Digicel Group Ltd.:
8.88%, 1/15/15(b)		10,495	10,311,337
9.13%, 1/15/15(b)(d)		5,821	5,719,132
8.25%, 9/01/17(b)		1,700	1,683,000
10.50%, 4/15/18(b)		4,600	4,772,500
Intelsat Corp.:
9.25%, 8/15/14		3,100	3,177,500
9.25%, 6/15/16		7,390	7,741,025
6.88%, 1/15/28		2,690	2,313,400
Intelsat Subsidiary Holding Co. Ltd.:
8.88%, 1/15/15(b)		2,260	2,322,150
8.88%, 1/15/15		1,310	1,352,575
ITC Deltacom, Inc.,
10.50%, 4/01/16(b)		5,870	5,847,988
Level 3 Financing, Inc.,
10.00%, 2/01/18(b)		1,700	1,623,500
Nordic Telephone Co. Holdings ApS,
8.88%, 5/01/16(b)		1,430	1,533,675
Orascom Telecom Finance SCA,
7.88%, 2/08/14(b)		1,440	1,364,400
ProtoStar I Ltd.,
18.00%, 10/15/12(a)(b)(e)		10,499	9,973,611
Qwest Communications International, Inc.:
7.50%, 2/15/14		4,851	4,935,892
Series B, 7.50%, 2/15/14		14,634	14,890,095
8.00%, 10/01/15(b)		5,380	5,729,700
Qwest Corp.:
8.38%, 5/01/16		6,270	7,053,750
7.50%, 6/15/23		709	709,000
SBA Telecommunications, Inc.,
8.00%, 8/15/16(b)		3,090	3,252,225
Seat Pagine Gialle SpA,
10.50%, 1/31/17	EUR	7,942	10,458,215
TW Telecom Holdings, Inc.,
8.00%, 3/01/18(b)	USD	2,650	2,709,625
West Corp.:
9.50%, 10/15/14		3,615	3,714,412
11.00%, 10/15/16		7,810	8,278,600
Wind Acquisition Finance SA,
12.00%, 12/01/15(b)		7,890	8,521,200
Windstream Corp.:
8.13%, 8/01/13		2,025	2,121,188
7.88%, 11/01/17		2,210	2,176,850

			141,227,367

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	23

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Electric Utilities — 3.1%
AES Eastern Energy LP:
Series 1999-A, 9.00%, 1/02/17	USD	2,841	$2,926,567
Series 1999-B, 9.67%, 1/02/29		6,305	6,833,044
Calpine Construction Finance Co. LP/CCFC Finance Corp.,
8.00%, 6/01/16(b)		11,905	12,172,863
Elwood Energy LLC,
8.16%, 7/05/26		3,891	3,682,489
Energy Future Holdings Corp.:
10.88%, 11/01/17		10,795	8,015,288
11.25%, 11/01/17(d)		17,217	11,836,976
10.00%, 1/15/20(b)		17,925	18,686,812
FPL Energy National Wind Portfolio LLC,
6.13%, 3/25/19(b)		405	389,197
Ipalco Enterprises, Inc.:
8.63%, 11/14/11		1,960	2,087,400
7.25%, 4/01/16(b)		2,410	2,500,375
Mirant America Corp., Escrow Bonds,
0.00%, 7/15/49(a)(b)(c)(e)(j)		3,270	—
Mirant Americas Generation LLC, Escrow Bonds,
0.00%, 12/31/49(a)(c)(e)		1,215	—
North American Energy Alliance LLC/North American Energy Alliance Finance Corp.,
10.88%, 6/01/16(b)		5,145	5,479,425
Southern Energy, Inc., Escrow Bonds,
0.00%, 12/31/49(a)(b)(c)(e)		1,880	—

			74,610,436

Energy Equipment & Services — 0.7%
Cie Generale de Geophysique-Veritas:
9.50%, 5/15/16		2,095	2,241,650
7.75%, 5/15/17		5,490	5,490,000
Infinis Plc,
9.00%, 12/15/14(b)	GBP	2,510	3,961,579
North American Energy Partners, Inc.,
8.75%, 12/01/11	USD	2,870	2,870,000
Parker Drilling Co.,
9.13%, 4/01/18(b)		1,940	1,986,075

			16,549,304

Food Products — 0.5%
AmeriQual Group LLC and AmeriQual Finance Corp.,
9.50%, 4/01/12(b)		625	545,312
B&G Foods, Inc.,
7.63%, 1/15/18		2,370	2,414,438
Smithfield Foods, Inc.,
10.00%, 7/15/14(b)		6,360	7,091,400
TreeHouse Foods, Inc.,
7.75%, 3/01/18		1,000	1,037,500

			11,088,650

Health Care Equipment & Supplies — 1.0%
DJO Finance LLC/DJO Finance Corp.:
10.88%, 11/15/14		11,435	12,421,269
10.88%, 11/15/14(b)		5,300	5,757,125
Hologic, Inc.,
2.00%, 12/15/37(k)		5,585	4,998,575

			23,176,969

Health Care Providers & Services — 2.6%
Community Health Systems, Inc.,
8.88%, 7/15/15		7,609	7,875,315
HCA, Inc.,
7.25%, 9/15/20(b)		19,515	19,783,331
LifePoint Hospitals, Inc.,
3.50%, 5/15/14		1,020	1,017,450
Tenet Healthcare Corp.:
9.00%, 5/01/15(b)(f)		13,859	14,933,072
10.00%, 5/01/18(b)(f)		11,524	12,906,880
8.88%, 7/01/19(b)		1,650	1,786,125
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
8.00%, 2/01/18(b)		5,095	4,954,888

			63,257,061

Health Care Technology — 0.8%
IMS Health, Inc.,
12.50%, 3/01/18(b)		16,650	19,376,438
Hotels, Restaurants & Leisure — 0.8%
Buffets Restaurants Holdings, Inc., Escrow Bonds,
0.00%, 12/31/49(a)(c)(e)		1,980	2
Fontainebleau Las Vegas Holdings LLC,
10.25%, 6/15/15(a)(b)(e)		2,115	23,794
Greektown Holdings LLC,
10.75%, 12/01/13(a)(b)(e)		2,123	191,070
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14(a)(b)(e)		1,075	258,000
MGM Mirage,
11.13%, 11/15/17(b)		3,955	4,449,375
Scientific Games Corp.,
0.75%, 12/01/24(k)		2,630	2,501,788
Scientific Games International, Inc.,
9.25%, 6/15/19		185	195,637
Travelport LLC:
9.88%, 9/01/14		1,924	2,010,580
11.88%, 9/01/16		1,000	1,096,250
Virgin River Casino Corp.,
9.00%, 1/15/12(a)(e)		14,355	7,177,500
Waterford Gaming LLC,
8.63%, 9/15/14(b)		3,635	1,981,075

			19,885,071

Household Durables — 2.6%
Ames True Temper, Inc.,
4.25%, 1/15/12(f)		5,865	5,557,088
Beazer Homes USA, Inc.:
6.88%, 7/15/15		3,480	3,062,400
8.13%, 6/15/16		1,655	1,468,812
12.00%, 10/15/17		12,050	13,737,000
4.63%, 6/15/24		3,456	3,352,320
K. Hovnanian Enterprises, Inc.,
10.63%, 10/15/16		13,000	13,845,000
KB Home:
6.38%, 8/15/11		294	300,615
9.10%, 9/15/17		2,080	2,194,400
Libbey Glass, Inc.,
10.00%, 2/15/15(b)		1,195	1,257,738
Pulte Group, Inc.,
6.38%, 5/15/33		660	528,000
Standard Pacific Corp.:
6.25%, 4/01/14		4,965	4,580,212
7.00%, 8/15/15		3,255	3,010,875
10.75%, 9/15/16		8,045	8,557,869

			61,452,329

Independent Power Producers & Energy Traders — 0.8%
Homer City Funding LLC,
8.14%, 10/01/19		2,467	2,418,052
NRG Energy, Inc.:
7.25%, 2/01/14		8,760	8,825,700
7.38%, 2/01/16		265	263,013
8.50%, 6/15/19		8,400	8,505,000

			20,011,765

Industrial Conglomerates — 0.3%
Icahn Enterprises LP,
4.00%, 8/15/13(f)		2,155	1,907,175
Koppers, Inc.,
7.88%, 12/01/19(b)		3,950	4,068,500

			5,975,675

Insurance — 0.3%
Americo Life, Inc.,
7.88%, 5/01/13(b)		6,000	5,835,912
USI Holdings Corp.,
4.13%, 11/15/14(b)(f)		1,760	1,500,400

			7,336,312

IT Services — 0.5%
Alliance Data Systems Corp.,
1.75%, 8/01/13		11,685	11,874,881

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Leisure Equipment & Products — 0.4%
Brunswick Corp.,
11.25%, 11/01/16(b)	USD	9,445	$10,743,688

Machinery — 1.6%
Accuride Corp.,
7.50%, 12/01/20(d)		69	156,058
McJunkin Red Man Corp.,
9.50%, 12/15/16(b)		10,095	10,309,519
Navistar International Corp.:
3.00%, 10/15/14		8,280	9,232,200
8.25%, 11/01/21		7,000	7,140,000
Oshkosh Corp.,
8.25%, 3/01/17(b)		3,020	3,118,150
Synventive Molding Solutions,
14.00%, 7/14/11		500	15,000
Titan International, Inc.:
8.00%, 1/15/12		5,370	5,370,000
5.63%, 1/15/17(b)		2,180	2,387,100

			37,728,027

Marine — 0.9%
Horizon Lines, Inc.,
4.25%, 8/15/12		19,748	17,304,185
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc.,
8.88%, 11/01/17(b)		4,680	4,843,800

			22,147,985

Media — 7.8%
Adelphia Communications Corp., Escrow Bonds:
0.00%, 12/31/49(a)(c)(e)		325	4,062
6.00%, 12/31/49(a)(c)(e)		1,925	—
10.50%, 12/31/49(a)(c)(e)		800	10,000
Cablevision Systems Corp., Series B,
8.00%, 4/15/12(l)		10,145	10,842,469
CCH II LLC/CCH II Capital Corp.,
13.50%, 11/30/16		7,177	8,629,999
CCO Holdings LLC/CCO Holdings Capital Corp.,
8.75%, 11/15/13		9,805	10,050,125
Cengage Learning Acquisitions, Inc.,
10.50%, 1/15/15(b)		24,115	23,150,400
Central European Media Enterprises Ltd.,
11.63%, 9/15/16(b)	EUR	7,080	10,423,296
Charter Communications Operating LLC/Charter Communications Operating Capital:
8.00%, 4/30/12(b)	USD	3,520	3,740,000
8.38%, 4/30/14(b)		8,880	9,124,200
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17(b)		8,073	8,385,829
9.25%, 12/15/17(b)		29,291	30,609,095
CMP Susquehanna Radio Holdings Corp.,
9.88%, 5/15/14		320	6,400
DISH DBS Corp.,
7.00%, 10/01/13		4,215	4,383,600
Liberty Global, Inc.,
4.50%, 11/15/16(b)		4,220	5,422,700
Liberty Media LLC,
3.13%, 3/30/23		1,400	1,485,750
Lighthouse International Co. SA:
8.00%, 4/30/14	EUR	5,826	5,508,252
8.00%, 4/30/14(b)		1,567	1,481,536
Network Communications, Inc.,
10.75%, 12/01/13	USD	2,215	1,140,725
Nielsen Finance LLC/Nielsen Finance Co.:
9.00%, 8/01/14	EUR	950	1,302,372
10.00%, 8/01/14	USD	10,590	11,093,025
0.81%, 8/01/16(m)		620	589,000
Rainbow National Services LLC:
8.75%, 9/01/12(b)		2,300	2,337,375
10.38%, 9/01/14(b)		7,843	8,264,561
Unitymedia Hessen GmbH & Co. KG:
8.13%, 12/01/17	EUR	5,442	7,589,164
9.63%, 12/01/19		9,425	13,302,797
UPC Holding BV,
9.88%, 4/15/18(b)	USD	4,800	5,040,000
Virgin Media Finance Plc,
8.75%, 4/15/14		273	279,484
WPP Plc,
5.75%, 5/19/14	GBP	1,500	3,120,068

			187,316,284

Metals & Mining — 3.3%
California Steel Industries, Inc.,
6.13%, 3/15/14		1,990	1,892,988
Drummond Co., Inc.:
9.00%, 10/15/14(b)		7,325	7,544,750
7.38%, 2/15/16		5,125	4,996,875
FMG Resources Property Ltd.:
10.00%, 9/01/13(b)		940	1,011,675
10.63%, 9/01/16(b)		7,205	8,303,762
Goldcorp, Inc.,
2.00%, 8/01/14(b)		1,845	2,052,563
Murray Energy Corp.,
10.25%, 10/15/15(b)		5,500	5,637,500
New World Resources NV,
7.38%, 5/15/15	EUR	3,709	4,734,062
Novelis, Inc.:
7.25%, 2/15/15	USD	1,210	1,167,650
11.50%, 2/15/15		6,505	7,001,006
RathGibson, Inc.,
11.25%, 2/15/14(a)(e)		910	222,950
Ryerson, Inc.:
7.62%, 11/01/14(f)		1,930	1,794,900
12.00%, 11/01/15		610	640,500
Steel Dynamics, Inc.,
7.38%, 11/01/12		7,655	7,961,200
Teck Resources Ltd.:
10.25%, 5/15/16		2,860	3,403,400
10.75%, 5/15/19		5,965	7,307,125
United States Steel Corp.,
7.38%, 4/01/20		4,900	4,912,250
Vedanta Resources Plc,
9.50%, 7/18/18(b)		7,830	8,652,150

			79,237,306

Multiline Retail — 1.2%
Dollar General Corp.:
10.63%, 7/15/15		941	1,032,748
11.88%, 7/15/17(d)		18,978	22,061,925
Duane Reade, Inc.,
11.75%, 8/01/15		1,600	2,026,000
General Nutrition Centers, Inc.,
10.75%, 3/15/15		3,420	3,488,400

			28,609,073

Multi-Utilities — 0.1%
CMS Energy Corp.,
8.75%, 6/15/19		3,020	3,409,852

Oil, Gas & Consumable Fuels — 8.8%
Arch Coal, Inc.,
8.75%, 8/01/16(b)		1,590	1,681,425
Arch Western Finance LLC,
6.75%, 7/01/13		5,160	5,179,350
Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp.:
12.13%, 8/01/17		4,375	5,009,375
10.75%, 2/01/18		1,335	1,468,500
Bill Barrett Corp.,
9.88%, 7/15/16		2,215	2,386,662
Chesapeake Energy Corp.:
6.38%, 6/15/15		1,575	1,547,437
6.63%, 1/15/16		2,040	1,999,200
6.88%, 11/15/20		300	291,750
2.25%, 12/15/38		5,100	3,710,250
Cimarex Energy Co.,
7.13%, 5/01/17		3,115	3,177,300
Coffeyville Resources LLC,
9.00%, 4/01/15(b)		2,735	2,782,862
Concho Resources, Inc.,
8.63%, 10/01/17		2,945	3,121,700
Connacher Oil and Gas Ltd.:
11.75%, 7/15/14(b)		1,685	1,861,925
10.25%, 12/15/15(b)		6,850	6,969,875
Consol Energy, Inc.,
8.25%, 4/01/20(b)		19,280	19,810,200
Crosstex Energy/Crosstex Energy Finance Corp.,
8.88%, 2/15/18(b)		7,540	7,775,625

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	25

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Oil, Gas & Consumable Fuels (concluded)
Denbury Resources, Inc.:
7.50%, 12/15/15	USD	4,150	$4,233,000
9.75%, 3/01/16		3,385	3,723,500
8.25%, 2/15/20		7,825	8,294,500
Dynegy Holdings, Inc.,
8.38%, 5/01/16		1,215	1,008,450
Dynegy Roseton/Danskammer, Pass-Through Trust, Series B,
7.67%, 11/08/16		9,345	9,082,219
El Paso Corp.:
8.25%, 2/15/16		5,000	5,337,500
7.00%, 6/15/17		11,000	11,226,479
Encore Acquisition Co.,
9.50%, 5/01/16		275	297,344
Expro Finance Luxembourg SCA,
8.50%, 12/15/16(b)		15,255	15,407,550
Forest Oil Corp.:
8.50%, 2/15/14		2,350	2,479,250
7.25%, 6/15/19		865	869,325
Foundation Pennsylvania Coal Co. LLC,
7.25%, 8/01/14		3,225	3,281,438
FrontierVision Holdings LP, Escrow Bonds,
0.00%, 12/31/49(a)(c)(e)		500	—
Hilcorp Energy I LP/Hilcorp Finance Co.,
8.00%, 2/15/20(b)		3,440	3,336,800
Linn Energy LLC/Linn Energy Finance Corp.,
8.63%, 4/15/20(b)		7,140	7,148,925
Massey Energy Co.:
6.88%, 12/15/13		1,845	1,870,369
3.25%, 8/01/15		3,775	3,661,750
Newfield Exploration Co.,
6.63%, 9/01/14(l)		1,380	1,417,950
OPTI Canada, Inc.,
9.00%, 12/15/12(b)		12,675	13,055,250
Overseas Shipholding Group, Inc.,
8.75%, 12/01/13		3,980	4,208,850
Peabody Energy Corp.,
Series B, 6.88%, 3/15/13		4,400	4,449,500
Penn Virginia Corp.,
10.38%, 6/15/16		1,050	1,139,250
PetroHawk Energy Corp.:
10.50%, 8/01/14		4,855	5,358,706
7.88%, 6/01/15		4,780	4,869,625
Range Resources Corp.:
7.38%, 7/15/13		1,781	1,816,620
8.00%, 5/15/19		4,100	4,376,750
Sabine Pass LNG LP,
7.50%, 11/30/16		1,500	1,323,750
SandRidge Energy, Inc.,
9.88%, 5/15/16(b)		3,030	3,113,325
Southwestern Energy Co.,
7.50%, 2/01/18		3,125	3,390,625
Swift Energy Co.,
7.13%, 6/01/17		2,375	2,256,250
Teekay Corp.,
8.50%, 1/15/20		6,040	6,311,800
Whiting Petroleum Corp.,
7.25%, 5/01/13(l)		3,570	3,614,625

			210,734,711

Paper & Forest Products — 3.2%
Ainsworth Lumber Co. Ltd.,
11.00%, 7/29/15(b)(d)		2,534	2,014,522
Boise Cascade LLC,
7.13%, 10/15/14		2,679	2,478,075
Boise Paper Holdings LLC/Boise Finance Co.:
9.00%, 11/01/17(b)		2,840	2,982,000
8.00%, 4/01/20(b)		1,415	1,415,000
Catalyst Paper Corp.,
7.38%, 3/01/14		2,275	1,581,125
Clearwater Paper Corp.,
10.63%, 6/15/16(b)		3,750	4,162,500
Domtar Corp.,
7.88%, 10/15/11		122	130,235
Georgia-Pacific LLC,
8.25%, 5/01/16(b)		10,000	10,900,000
Glatfelter,
7.13%, 5/01/16(b)		1,930	1,896,225
NewPage Corp.:
10.00%, 5/01/12		4,960	3,441,000
11.38%, 12/31/14		42,065	41,854,675
Verso Paper Holdings LLC/Verso Paper, Inc.:
11.50%, 7/01/14(b)		3,500	3,780,000
Series B, 4.00%, 8/01/14(f)		1,130	963,325

			77,598,682

Pharmaceuticals — 1.2%
Angiotech Pharmaceuticals, Inc.,
4.00%, 12/01/13(f)		10,580	8,622,700
Axcan Intermediate Holdings, Inc.,
12.75%, 3/01/16		4,540	4,994,000
Elan Finance Plc/Elan Finance Corp.:
8.88%, 12/01/13		615	633,450
8.75%, 10/15/16(b)		2,650	2,623,500
Novasep Holding SAS,
9.63%, 12/15/16	EUR	8,527	11,113,962

			27,987,612

Professional Services — 0.1%
FTI Consulting, Inc.,
7.75%, 10/01/16	USD	2,905	2,963,100

Real Estate Management & Development — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
18.24%, 6/30/15(b)(m)		2,878	1,151,280
Tropicana Entertainment LLC/Tropicana Finance Corp.,
9.63%, 12/15/14(a)(e)		685	599

			1,151,879

Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc.,
8.13%, 12/15/17(b)		4,650	4,789,500
Spansion, Inc.,
0.00%, 6/01/13(a)(b)(e)(f)		10,520	10,572,600

			15,362,100

Software — 0.6%
First Data Corp.:
9.88%, 9/24/15		610	526,125
9.88%, 9/24/15		6,055	5,161,887
11.25%, 3/31/16		9,750	7,800,000

			13,488,012

Specialty Retail — 1.1%
Asbury Automotive Group, Inc.:
8.00%, 3/15/14		1,700	1,704,250
7.63%, 3/15/17		1,590	1,514,475
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
9.63%, 3/15/18(b)		4,660	4,869,700
Group 1 Automotive, Inc.,
2.25%, 6/15/36(g)(k)		3,320	2,743,150
Penske Auto Group, Inc.,
7.75%, 12/15/16		4,950	4,764,375
RSC Equipment Rental, Inc.,
10.00%, 7/15/17(b)		6,200	6,572,000
Sonic Automotive, Inc.,
9.00%, 3/15/18(b)		3,360	3,444,000

			25,611,950

Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co.,
8.63%, 4/01/13	EUR	4,100	5,676,139

Tobacco — 0.3%
Vector Group Ltd.,
11.00%, 8/15/15	USD	6,400	6,720,000

Trading Companies & Distributors — 0.1%
Russel Metals, Inc.,
6.38%, 3/01/14		1,625	1,521,406

Wireless Telecommunication Services — 4.1%
Cricket Communications, Inc.:
9.38%, 11/01/14		1,631	1,659,542
10.00%, 7/15/15		11,435	11,892,400
7.75%, 5/15/16		11,690	12,128,375
FiberTower Corp.:
9.00%, 1/01/16(b)		2,661	2,195,603
9.00%, 1/01/16		1,028	847,769

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Wireless Telecommunication Services (concluded)
iPCS, Inc.,
2.37%, 5/01/13(f)	USD	12,130	$11,220,250
MetroPCS Wireless, Inc.:
9.25%, 11/01/14		18,421	18,835,473
9.25%, 11/01/14		5,380	5,474,150
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		10,670	10,403,250
Series F, 5.95%, 3/15/14		2,410	2,247,325
Series D, 7.38%, 8/01/15		4,120	3,914,000
NII Holdings, Inc.,
2.75%, 8/15/25		1,750	1,776,250
Sprint Capital Corp.,
6.88%, 11/15/28		19,060	15,343,300

			97,937,687

Total Corporate Bonds — 81.6%			1,957,220,380

Floating Rate Loan Interests(f)
Airlines — 0.0%
Northwest Airlines Corp., Trade Claim Participation,
0.00%, 12/31/49		8,100	10,125

Auto Components — 0.9%
Allison Transmission, Inc., Term Loan,
2.98% - 3.01%, 8/07/14		4,259	4,047,310
DaimlerChrysler Financial Services Americas LLC, Term Loan (First Lien),
4.23%, 8/03/12		7,450	7,418,872
Dana Holding Corp., Term Advance,
4.48% - 4.55%, 1/30/15		3,267	3,208,409
Delphi Holdings LLP:
Tranche A-1, 0.00%, 10/06/14		171	152,793
Tranche A-2, 0.00%, 10/06/14		399	356,518
Tranche B-1A, 0.00%, 10/06/14		1,730	1,539,275
Tranche B-2A, 0.00%, 10/06/14		4,037	3,591,642

			20,314,819

Automobiles — 0.9%
Ford Motor Co.:
Term B1 Loan, 3.23% - 3.26%, 12/15/13		21,425	20,661,490
Term B2 Loan, 3.26%, 12/15/13		1,133	1,086,495

			21,747,985

Chemicals — 0.7%
CF Industries Holdings, Inc., Term Loan,
8.26%, 10/10/15		11,500	11,500,000
Lyondell Chemical Co.:
Dutch Revolver, 3.75%, 12/20/13		44	34,514
Revolver, 3.77%, 12/20/13		165	129,429
Term A Loan, 3.75% - 3.77%, 12/20/13		415	324,723
Term B Loan, 4.02%, 12/20/14		549	429,968
Term B Loan, 4.00% - 4.02%, 12/22/14		802	628,143
Term B-2 Loan, 8.68%, 12/20/14		126	99,087
Term B-3 Loan, 8.68%, 12/20/14		549	429,968
PQ Corp. (fka Niagara Acquisition, Inc.), Original Term Loan (First Lien),
3.50%, 7/30/14		3,684	3,375,809

			16,951,641

Diversified Financial Services — 0.7%
Affinion Group Holdings, Inc., Term Loan,
7.89%, 3/01/12		8,617	8,530,727
BLB Worldwide Holdings, Inc. (Wembley, Inc.):
Term Loan (Second Lien), 0.00%, 7/18/12		155	7,759
Term Loan (Second Lien), 0.00%, 8/31/12		345	17,241
Marsico Parent Co. LLC, Term Loan,
5.31%, 12/15/14		1,143	773,126
Floating Rate Loan Interests
Wind Finance SL SA:
Dollar Facility (Second Lien), 7.66%, 11/26/14		2,250	2,249,298
Euro Facility (Second Lien), 9.00%, 11/26/14	EUR	4,120	5,567,612

			17,145,763

Diversified Telecommunication Services — 0.5%
Hawaiian Telcom Communications, Inc., Tranche C
Term Loan, 4.75%, 5/30/14	USD	4,924	3,496,016
ProtoStar I Ltd., Term Loan (DIP),
18.00%, 4/30/10(d)		1,811	1,811,008
Wind Telecomunicazioni SpA:
Term A1 Loan, 2.95%, 5/25/12	EUR	2,135	2,823,225
Term B1 Loan, 3.83%, 5/27/13		1,000	1,325,179
Term C1 Loan, 4.83%, 5/26/14		1,000	1,325,179

			10,780,607

Food & Staples Retailing — 0.4%
Rite Aid Corp., Tranche 4 Term Loan,
9.50%, 6/10/15	USD	8,100	8,457,753

Health Care Providers & Services — 0.2%
Harden Healthcare, Term A Loan,
8.50%, 3/02/15		2,900	2,842,000
HCA, Inc., Tranche A-1 Term Loan,
1.79%, 11/16/12		3,104	3,014,465

			5,856,465

Hotels, Restaurants & Leisure — 0.7%
Travelport LLC, Term Loan,
8.25%, 3/27/12(d)		18,385	17,282,228

Independent Power Producers & Energy Traders — 0.1%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility Term Loan, 4.00%, 4/02/13		2,789	2,738,680
Tranche B Term Loan, 4.00%, 4/02/13		133	130,549

			2,869,229

Machinery — 0.3%
Accuride Corp., Term Advance,
6.00%, 1/31/12		5,929	5,926,997

Media — 1.6%
HIT Entertainment, Inc., Term Loan (Second Lien),
5.75%, 2/26/13		1,500	883,125
HMH Publishing Co. Ltd., Tranche A Term Loan,
5.48%, 6/12/14		5,452	5,169,915
Newsday LLC, Fixed Rate Term Loan,
10.50%, 8/01/13		11,055	11,911,762
Virgin Media, Inc., C Facility,
3.57%, 3/04/13	GBP	11,050	16,674,020
World Color Press, Inc./World Color (USA) Corp. (fka Quebecor World, Inc.), Advance,
9.00%, 7/23/12	USD	2,989	3,016,568

			37,655,390

Metals & Mining — 0.1%
RathGibson, Inc., Term Loan (DIP),
10.75%, 6/30/10		2,000	2,000,000

Multiline Retail — 0.5%
Hema Holding BV, Facility (Mezzanine),
3.91%, 7/05/17	EUR	5,434	5,871,177
Pedalgreen Ltd., Term Loan,
9.55%, 11/30/15(d)	GBP	729	1,053,703
Trinitybrook Plc (New Look):
Term B1 Loan, 3.29%, 7/31/13	USD	1,000	1,464,385
Term C1 Loan, 3.79%, 7/31/14		1,000	1,464,384

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	27

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Floating Rate Loan Interests
Multiline Retail (concluded)
Term D Loan, 5.56%, 1/31/15	USD	2,000	$2,933,106

			12,786,755

Multi-Utilities — 0.4%
MACH Gen LLC, Synthetic Letter of Credit Loan (First Lien),
2.25%, 2/22/13		460	425,409
Texas Competitive Electric Holdings Co. LLC (TXU):
Initial Tranche B-1 Term Loan, 3.73%, 10/10/14		1,279	1,047,631
Initial Tranche B-3 Term Loan, 3.79%, 10/10/14		9,456	7,664,895

			9,137,935

Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd., Term Loan,
5.25%, 6/26/14		4,000	3,520,000
Verso Paper Finance Holdings LLC, Term Loan,
6.50% - 7.25%, 2/01/13		11,955	6,575,272

			10,095,272

Professional Services — 0.5%
Turbo Beta Ltd., Dollar Facility,
2.50%, 3/15/18		13,462	12,116,224

Real Estate Management & Development — 0.6%
Realogy Corp.:
Initial Term B Loan, 3.25%, 10/10/13		6,223	5,485,487
Synthetic Letter of Credit, 3.15%, 10/10/13		1,808	1,593,550
Term A Loan (Second Lien), 13.50%, 10/15/17		7,500	8,216,250

			15,295,287

Semiconductors & Semiconductor Equipment — 0.0%
Applied Tech Products Corp., Tranche A Term Loan,
0.00%, 10/24/10		212	79,813
Electrical Components International Holdings Co. (ECI), Term Loan (Second Lien),
11.50%, 5/01/14(a)(e)		1,000	120,000

			199,813

Software — 0.1%
First Data Corp., Ibutuak Tranche B-1 Term Loan,
3.00% - 3.04%, 9/24/14		2,029	1,797,215

Specialty Retail — 0.1%
Claire’s Stores, Inc., Term B Loan,
3.04%, 5/29/14		2,684	2,355,317
The Neiman Marcus Group, Inc., Term Loan,
2.22% - 2.25%, 4/06/13		1,180	1,116,737

			3,472,054

Textiles, Apparel & Luxury Goods — 0.1%
EB Sports Corp., Term Loan,
11.50%, 5/01/12		3,242	3,079,758

Total Floating Rate Loan Interests — 9.8%			234,979,315

	Shares
Preferred Securities
Preferred Stocks
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.,
0.00%(a)(b)		74,628	1

Multiline Retail — 0.0%
Lazydays RV Center, Inc.,
0.00%		652	652,174

Total Preferred Stocks — 0.0%			652,175

Total Preferred Securities — 0.0%			652,175

Warrants
Auto Components — 0.0%
Turbo Cayman Ltd.(a)		8	—

Health Care Providers & Services — 0.0%
HealthSouth Corp. (issued 7/28/06, Expires 1/16/11, strike price $0.01)(a)		52,113	—

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.(a)		1,672	17

Machinery — 0.0%
Synventive Molding Solutions (issued 8/06/08, Expires 1/15/13, strike price $0.01)(a)		1	—

Media — 0.0%
CMP Susquehanna Radio Holdings Corp.(a)		85,280	1

Total Warrants — 0.0%			18

Total Long-Term Investments (Cost — $2,285,078,394) — 98.0%			2,351,905,977

	Beneficial Interest/ Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.11%(n)(o)		58,169,587	58,169,587
Institutional Money Market Trust,
0.17%(n)(p)(q)		233,200	233,200

Total Short-Term Securities (Cost — $58,402,787) — 2.4%			58,402,787

	Contracts
Options Purchased
Over-the-Counter Call Options Purchased
Marsico Parent Superholdco LLC, Strike Price $942.86, Expires 12/14/19		107	20,245

Total Options Purchased (Cost — $104,182) — 0.0%			20,245

Total Investments (Cost — $2,343,585,363*) — 100.4%			2,410,329,009
Liabilities in Excess of Other Assets — (0.4)%			(10,475,359)

Net Assets — 100.0%			$2,399,853,650

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,347,080,994

Gross unrealized appreciation	$168,952,366
Gross unrealized depreciation	(105,704,351)

Net unrealized appreciation	$63,248,015

(a)	Non-income producing security.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security held in escrow for future payments.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Security, or a portion of security, is on loan.

(k)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(l)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(m)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(n)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$50,052,726	$14,503
Institutional Money Market Trust	$—	$180

(o)	Represents the current yield as of report date.

(p)	The rate shown is the effective yield as of report date.

(q)	Security was purchased with the cash collateral from loaned securities.

(r)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	7,276,000	USD	11,417,594	Citibank, N.A.	4/21/10	$(377,694)
USD	9,823,463	CAD	10,276,000	Goldman Sachs Bank USA	4/21/10	(294,091)
USD	7,235,402	GBP	4,824,000	Citibank, N.A.	4/21/10	(84,070)
USD	1,382,495	GBP	928,000	Citibank, N.A.	4/21/10	(25,562)
USD	1,091,199	GBP	725,500	Citibank, N.A.	4/21/10	(9,605)
USD	2,929,304	GBP	1,920,000	Citibank, N.A.	4/21/10	16,081
USD	2,628,686	GBP	1,697,500	Citibank, N.A.	4/21/10	53,063
USD	3,047,604	GBP	1,910,000	Citibank, N.A.	4/21/10	149,554
USD	11,597,139	GBP	7,260,000	Citibank, N.A.	4/21/10	581,515
USD	3,065,308	GBP	1,900,000	Deutsche Bank AG	4/21/10	182,431
USD	17,937,766	GBP	11,079,500	Morgan Stanley Capital Services, Inc.	4/21/10	1,126,802
USD	167,152,778	EUR	123,588,000	Citibank, N.A.	5/26/10	221,417

Total						$1,539,841

•	Credit default swaps on single-name issues – buy protection outstanding as of March 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Beazer Homes USA, Inc.	5.00%	Credit Suisse International	December 2011	USD 3,000	$(117,133)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2011	USD 3,100	(126,569)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2012	USD 2,275	(55,519)
JCPenney Co., Inc.	5.40%	Goldman Sachs Bank USA	March 2014	USD 5,000	(787,163)
Louisiana-Pacific Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2014	USD 3,000	(906,008)
Centex Corp.	1.00%	Deutsche Bank AG	September 2014	USD 1,750	1,128
Brunswick Corp.	5.00%	Goldman Sachs Bank USA	September 2014	USD 1,850	(149,024)
Boston Scientific Corp.	1.00%	Goldman Sachs Bank USA	December 2014	USD 5,200	133,180

Total					$(2,007,108)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	29

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Ford Motor Co.	5.10%	Bank of America, N.A.	December 2010	CCC	USD	7,500	$245,741
Realogy Corp.	5.00%	Credit Suisse International	March 2015	C	USD	1,000	79,151
Standard Pacific Corp.	5.00%	Goldman Sachs Bank USA	March 2015	B-	USD	2,500	69,968
Realogy Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2015	C	USD	1,000	69,151
Realogy Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2015	C	USD	2,000	103,858
Realogy Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2015	C	USD	1,500	(19,607)

Total							$548,262

1	Using S&P rating of the issuer.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes - buy protection outstanding as of March 31, 2010 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
Dow Jones North America High Yield Index Series 12 Volume 2	5.00%	Credit Suisse International	December 2014	USD	23,760	$(116,703)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$111,368,217	—	$47,685,872	$159,054,089
Corporate Bonds	—	$1,935,470,752	21,749,628	1,957,220,380
Floating Rate Loan Interests	—	150,032,567	84,946,748	234,979,315
Preferred Securities	—	—	652,175	652,175
Short-Term Securities	58,169,587	233,200	—	58,402,787
Warrants	—	—	18	18

Total	$169,537,804	$2,085,736,519	$155,034,441	$2,410,308,764

Valuation Inputs	Other Financial Instruments[3]
	Level 1	Level 2	Level 3	Total
Assets	—	$3,053,285	—	$3,053,285
Liabilities	—	(3,068,748)	—	(3,068,748)

Total	—	$(15,463)	—	$(15,463)

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

3	Other financial instruments are options purchased, foreign currency exchange contracts and swaps. Foreign currency exchange contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Balance, as of September 30, 2009	$350,172	$15,645,979	$128,989,939	$144,986,090
Accrued discounts/premiums	—	19,549	1,764,917	1,784,466
Realized gain/loss	(1,440,802)	(2,852,957)	(15,386,781)	(19,680,540)
Change in unrealized appreciation/depreciation[4]	9,647,549	20,048,134	38,945,913	68,641,596
Net purchases/sales	39,140,308	(14,220,894)	(45,961,746)	(21,042,332)
Transfers in/out of Level 3	(11,355)	3,109,817	(23,405,494)	(20,307,032)

Balance, as of March 31, 2010	$47,685,872	$21,749,628	$84,946,748	$154,382,248

	Preferred Stocks	Warrants	Total
Balance, as of September 30, 2009	$1	$18	$19
Accrued discounts/premiums	—	—	—
Realized gain/loss	—	—	—
Change in unrealized appreciation/depreciation[4]	32,609	—	32,609
Net purchases/sales	619,565	—	619,565
Transfers in/out of Level 3	—	—	—

Balance, as of March 31, 2010	$652,175	$18	$652,193

4	The change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $22,448,223 which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	31

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
Aegis Asset Backed Securities Trust, Series 2006-1, Class A1,
0.33%, 1/25/37(a)	USD	16	$15,382
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A2,
4.98%, 7/01/13		235	249,666
AmeriCredit Automobile Receivables Trust, Series 2008-2, Class A2,
4.23%, 8/06/12(a)		3,359	3,431,186
AMRESCO Independence Funding, Inc., Series 1999-1, Class A,
1.75%, 7/15/26(a)(b)		1,794	1,142,356
Asset Backed Securities Corp. Home Equity, Series 2005-HE3, Class M2,
0.69%, 4/25/35(a)		3,315	3,150,403
Bank of America Auto Trust:
Series 2010-1A, Class A2, 0.75%, 6/15/12(b)		9,265	9,271,020
Series 2009-2A, Class A3, 2.13%, 9/15/13(b)		340	345,128
Bear Stearns Asset Backed Securities Trust, Series 2007-HE3, Class 1A1,
0.37%, 4/25/37(a)		2,500	2,347,643
BNC Mortgage Loan Trust, Series 2006-2, Class A3,
0.37%, 11/25/36(a)		4,710	4,264,109
Business Loan Express, Series 1998-1, Class A,
2.25%, 1/15/25(a)(b)		505	281,305
Capital Auto Receivables Asset Trust, Series 2007-4A, Class A3A,
5.00%, 7/15/10		8,584	8,706,099
Capital One Auto Finance Trust:
Series 2006-C, Class A4, 0.26%, 5/15/13(a)		5,628	5,587,483
Series 2007-A, Class A4, 0.25%, 11/15/13(a)		1,537	1,523,119
Series 2007-B, Class A4, 0.26%, 4/15/14(a)		6,040	5,953,772
CarMax Auto Owner Trust, Series 2008-2, Class A3B,
1.63%, 10/15/12(a)		2,995	3,027,884
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1,
0.37%, 2/25/37(a)		115	104,662
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2,
4.97%, 8/01/14		3,778	3,970,831
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3,
2.82%, 1/15/16		3,965	4,058,494
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A,
0.36%, 3/25/37(a)		2,537	2,361,535
CNH Equipment Trust, Series 2007-B, Class A3A,
5.40%, 10/17/11		31	31,113
Connecticut RRB Special Purpose Trust CL&P, Series 2001-1, Class A5,
6.21%, 12/30/10		98	100,086
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.05%, 1/15/19		580	583,163
Series 1995-5, Class M1, 7.65%, 9/15/26(a)		300	302,050
Series 1996-8, Class A6, 7.60%, 10/15/27(a)		1,284	1,321,569
Countrywide Asset-Backed Certificates:
Series 2007-12, Class 2A1, 0.60%, 5/25/29(a)		3,778	3,490,629
Series 2005-17, Class 1AF2, 5.36%, 3/25/30(a)		7,710	6,289,019
Series 2006-13, Class 1AF2, 5.88%, 1/25/37		2,902	2,696,259
Series 2007-1, Class 2A1, 0.30%, 7/25/37(a)		120	115,502
Series 2007-4, Class A1A, 0.35%, 9/25/37(a)		3,908	3,747,896
Series 2007-6, Class 2A1, 0.35%, 9/25/37(a)		262	245,954
Series 2007-3, Class 2A1, 0.35%, 9/25/39(a)		5,721	5,383,185
Series 2007-5, Class 2A1, 0.35%, 9/25/47(a)		144	134,109
Daimler Chrysler Auto Trust, Series 2007-A, Class A4,
5.28%, 3/08/13		11,025	11,578,040
Ford Credit Auto Owner Trust:
Series 2009-A, Class A2B, 2.23%, 8/15/11(a)		159	159,311
Series 2009-D, Class A2, 1.21%, 1/15/12		4,340	4,351,939
Series 2009-A, Class A3B, 2.73%, 1/15/12(a)		18,615	19,080,615
Series 2006-C, Class A4B, 0.27%, 2/15/12(a)		7,864	7,853,610
Series 2006-B, Class D, 7.12%, 2/15/13(b)		4,025	4,203,702
Series 2009-B, Class A3, 2.79%, 8/15/13		415	424,621
Series 2009-D, Class A3, 2.17%, 10/15/13		11,265	11,435,348
Series 2009-D, Class A4, 2.98%, 8/15/14		5,380	5,529,745
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16	EUR	8,528	11,745,099
GSAA Trust, Series 2004-11, Class 2A2,
0.57%, 12/25/34(a)	USD	2,316	1,711,744
GSAMP Trust, Series 2006-HE8, Class A2A,
0.32%, 1/25/37(a)		12	11,374
Harley-Davidson Motorcycle Trust, Series 2005-2, Class B,
4.27%, 2/15/13		8,640	8,647,182
Heller Financial, Series 1998-1, Class A,
0.87%, 7/15/24(a)(b)		1,270	507,900
Home Equity Asset Trust:
Series 2007-1, Class 2A1, 0.31%, 5/25/37(a)		2,436	2,348,210
Series 2007-2, Class 2A1, 0.36%, 7/25/37(a)		935	899,494
Honda Auto Receivables Owner Trust, Series 2009-3, Class A2,
1.50%, 8/15/11		260	260,966
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A,
1.25%, 1/15/24(a)(b)		295	218,747
Indymac Residential Asset Backed Trust, Series 2007-A, Class 2A1,
0.38%, 4/25/47(a)		64	62,916
MASTR Asset Backed Securities Trust, Series 2005-FRE1, Class A4,
0.50%, 10/25/35(a)		400	384,352
Morgan Stanley ABS Capital I, Series 2007-HE1, Class A2A,
0.30%, 11/25/36(a)		32	31,207
Morgan Stanley Resecuritization Trust, Series 2010-F, Class A,
0.48%, 6/17/13(a)(b)		4,875	4,804,898
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A3,
3.20%, 2/15/13		8,030	8,259,047
NovaStar Home Equity Loan, Series 2007-2, Class A2A,
0.34%, 9/25/37(a)		1,725	1,662,227
Ocwen Advance Receivables Backed Notes, Series 2010-1A,
3.59%, 2/15/12(b)		4,250	4,263,600
PECO Energy Transition Trust, Series 2001-A, Class A1,
6.52%, 9/01/10		73	74,537
PMC Capital LP, Series 1998-1, Class A,
2.25%, 4/01/21(a)(b)		1,107	775,063
PSE&G Transition Funding LLC, Series 2001-1, Class A5,
6.45%, 3/15/13		1,183	1,224,622
Residential Asset Mortgage Products, Inc.:
Series 2007-RZ1, Class A1, 0.32%, 2/25/37(a)		48	47,277
Series 2007-RS2, Class A1, 0.37%, 5/25/37(a)		2,994	2,816,880
Residential Asset Securities Corp., Series 2007-KS3, Class AI1,
0.36%, 4/25/37(a)		66	64,293
SLC Student Loan Trust, Series 2006-A, Class A4,
0.37%, 1/15/19(a)		1,650	1,529,682

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
SLM Student Loan Trust:
Series 2007-3, Class A1, 0.24%, 10/27/14(a)	USD	36	$35,706
Series 2008-5, Class A2, 1.35%, 10/25/16(a)		16,860	17,137,183
Series 2008-5, Class A3, 1.55%, 1/25/18(a)		16,250	16,767,897
Series 2006-5, Class A3, 0.28%, 10/25/19(a)		284	283,372
Series 2005-8, Class A2, 0.34%, 7/25/22(a)		7,645	7,630,077
Soundview Home Equity Loan Trust:
Series 2003-1, Class M1, 1.10%, 8/25/31(a)		2,470	2,242,286
Series 2007-OPT3, Class 2A1, 0.31%, 8/25/37(a)		1,958	1,908,666
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.65%, 1/21/11(a)(b)		1	224
Structured Asset Securities Corp., Series 2007-WF1, Class A2,
0.34%, 2/25/37(a)		63	60,582
SWB Loan-Backed Certificates, Series 1998-1, Class AV,
1.00%, 9/15/24(a)(b)		1,794	908,813
Turquoise Card Backed Securities Plc, Series 2007-1, Class A,
0.27%, 6/15/12(a)		6,200	6,192,827
Wells Fargo Home Equity Trust, Series 2007-2, Class A1,
0.34%, 4/25/37(a)		3,409	3,300,972

Total Asset-Backed Securities — 20.5%			257,669,464

Corporate Bonds
Aerospace & Defense — 0.7%
BAE Systems Holdings, Inc.,
6.40%, 12/15/11(b)		2,260	2,418,017
Northrop Grumman Systems Corp.,
7.13%, 2/15/11		6,025	6,340,915

			8,758,932

Airlines — 0.5%
Delta Air Lines, Inc., Series 02G2,
6.42%, 7/02/12		5,050	5,018,438
United Air Lines, Inc.,
12.75%, 7/15/12		1,610	1,768,987

			6,787,425

Beverages — 1.6%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12		10,145	10,417,282
2.50%, 3/26/13(b)		7,635	7,649,728
Bottling Group LLC,
6.95%, 3/15/14		1,910	2,211,224

			20,278,234

Capital Markets — 2.1%
The Bank of New York Mellon Corp.,
0.38%, 3/23/12(a)		110	109,141
Credit Suisse USA, Inc.,
6.13%, 11/15/11		4,437	4,766,674
The Goldman Sachs Group, Inc.:
3.63%, 8/01/12		4,475	4,634,283
6.00%, 5/01/14		5,700	6,241,409
Morgan Stanley:
6.60%, 4/01/12		4,040	4,383,275
6.00%, 5/13/14		3,405	3,677,866
6.00%, 4/28/15		2,000	2,142,430

			25,955,078

Commercial Banks — 3.7%
American Express Bank FSB,
5.50%, 4/16/13		1,778	1,904,193
Bank of Tokyo-Mitsubishi UFJ Ltd.,
2.60%, 1/22/13(b)		8,330	8,390,584
Barclays Bank Plc,
5.45%, 9/12/12		4,445	4,791,665
Credit Suisse New York:
5.50%, 5/01/14		150	163,265
3.50%, 3/23/15		3,400	3,386,822
Deutsche Bank AG/London,
5.00%, 10/12/10		60	61,399
Lloyds TSB Bank Plc,
4.38%, 1/12/15(b)		9,520	9,384,645
North Fork Bancorp., Inc.,
5.88%, 8/15/12		3,725	3,910,185
Suncorp-Metway Ltd.,
0.63%, 12/17/10(a)(b)		10,010	10,025,756
Svenska Handelsbanken AB:
2.88%, 9/14/12(b)		305	310,778
4.88%, 6/10/14(b)		4,315	4,541,827
Wachovia Corp.,
0.38%, 3/15/11(a)		50	49,845

			46,920,964

Computers & Peripherals — 0.1%
Hewlett-Packard Co.,
2.25%, 5/27/11		715	725,998

Consumer Finance — 1.4%
American Express Credit Corp.,
7.30%, 8/20/13		3,925	4,405,471
Capital One Financial Corp.:
5.70%, 9/15/11		11,204	11,709,838
6.25%, 11/15/13		1,995	2,183,833

			18,299,142

Containers & Packaging — 0.3%
Temple-Inland, Inc.:
7.88%, 5/01/12		1,715	1,847,636
6.63%, 1/15/16		1,490	1,563,608

			3,411,244

Diversified Financial Services — 6.2%
BA Credit Card Trust,
4.15%, 4/19/10	EUR	5,270	7,125,775
Bank of America Corp.,
5.38%, 8/15/11(c)	USD	5,125	5,386,841
The Bear Stearns Cos. LLC,
6.95%, 8/10/12		5,770	6,392,231
Citibank Credit Card Issuance Trust,
5.38%, 4/11/11	EUR	7,258	10,014,056
Citigroup, Inc.,
0.38%, 3/07/14(a)	USD	4,200	3,925,169
FCE Bank Plc,
7.88%, 2/15/11	GBP	3,800	5,888,738
General Electric Capital Corp.:
1.80%, 3/11/11	USD	10,910	11,039,785
2.80%, 1/08/13		12,555	12,706,627
GMAC, Inc.,
8.30%, 2/12/15(b)		2,275	2,388,750
JPMorgan Chase & Co.:
4.60%, 1/17/11(c)		10,000	10,315,940
5.60%, 6/01/11		60	63,187
New Communications Holdings, Inc.,
8.25%, 4/15/17 (b)		1,590	1,617,825
TIAA Global Markets, Inc.,
5.13%, 10/10/12(b)		1,015	1,090,471

			77,955,395

Diversified Telecommunication Services — 1.0%
France Telecom SA:
7.75%, 3/01/11		250	265,421
4.38%, 7/08/14		4,125	4,348,162
Koninklijke KPN NV,
8.00%, 10/01/10		1,455	1,505,999
Qwest Corp.,
8.88%, 3/15/12		1,735	1,899,825
Telefonica Emisiones SAU,
5.98%, 6/20/11		75	78,840
Telefonica Europe BV,
7.75%, 9/15/10		2,325	2,395,275

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	33

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Diversified Telecommunication Services (concluded)
TELUS Corp.,
8.00%, 6/01/11	USD	2,251	$2,422,567

			12,916,089

Electric Utilities — 1.9%
Consumers Energy Co.,
4.00%, 5/15/10		60	60,215
The Detroit Edison Co.,
6.13%, 10/01/10		65	66,688
Duke Energy Ohio, Inc.,
5.70%, 9/15/12		3,175	3,439,770
Florida Power Corp.,
6.65%, 7/15/11		9,965	10,626,965
FPL Group Capital, Inc.,
5.63%, 9/01/11		1,943	2,053,143
MidAmerican Energy Co.,
5.13%, 1/15/13		60	64,901
PSEG Power LLC,
7.75%, 4/15/11		2,215	2,362,962
Rochester Gas & Electric Corp.,
6.95%, 4/01/11		4,400	4,619,609
Virginia Electric and Power Co.,
4.50%, 12/15/10		170	174,417

			23,468,670

Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.:
4.45%, 9/14/12		2,655	2,782,337
5.50%, 9/14/15		1,350	1,447,147

			4,229,484

Food & Staples Retailing — 0.6%
CVS Caremark Corp.:
0.55%, 6/01/10(a)		775	775,113
5.75%, 8/15/11		6,579	6,955,003

			7,730,116

Food Products — 1.4%
Kraft Foods, Inc.:
5.63%, 8/11/10		1,845	1,878,308
6.00%, 2/11/13		4,375	4,801,799
2.63%, 5/08/13		3,900	3,929,320
Nabisco, Inc.,
7.55%, 6/15/15		5,675	6,625,386

			17,234,813

Health Care Equipment & Supplies — 1.3%
CareFusion Corp.,
4.13%, 8/01/12		14,820	15,457,171
Hospira, Inc.,
5.55%, 3/30/12		1,210	1,286,805

			16,743,976

Health Care Providers & Services — 0.7%
Roche Holding, Inc.,
4.50%, 3/01/12(b)		8,322	8,797,619

Insurance — 3.3%
The Allstate Corp.,
6.20%, 5/16/14		3,525	3,923,586
Berkshire Hathaway Finance Corp.,
4.00%, 4/15/12		9,635	10,144,383
Metropolitan Life Global Funding I:
2.15%, 6/10/11(a)(b)		7,275	7,394,659
2.88%, 9/17/12(b)		9,875	10,037,918
New York Life Global Funding:
2.25%, 12/14/12(b)		95	95,524
4.65%, 5/09/13(b)		1,181	1,264,353
Prudential Financial, Inc.:
3.63%, 9/17/12		4,040	4,154,893
2.75%, 1/14/13		4,010	4,014,880

			41,030,196

Life Sciences Tools & Services — 0.6%
Life Technologies Corp.,
3.38%, 3/01/13		7,450	7,491,161

Machinery — 0.4%
Ingersoll-Rand Global Holding Co. Ltd.,
9.50%, 4/15/14		3,735	4,528,822

Media — 2.8%
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17(b)		3,410	3,559,188
Cox Communications, Inc.:
7.75%, 11/01/10		5,465	5,669,866
6.75%, 3/15/11		12,800	13,401,459
Rainbow National Services LLC,
8.75%, 9/01/12(b)		2,555	2,596,519
Time Warner Cable, Inc.:
5.40%, 7/02/12		5,275	5,662,718
6.20%, 7/01/13		3,680	4,060,854

			34,950,604

Metals & Mining — 1.1%
Freeport-McMoRan Copper & Gold, Inc.,
3.69%, 4/01/15(a)		3,275	3,307,750
Rio Tinto Finance USA Ltd.,
8.95%, 5/01/14		6,750	8,133,770
Teck Resources Ltd.,
10.75%, 5/15/19		2,370	2,903,250

			14,344,770

Multiline Retail — 0.6%
Dollar General Corp.,
10.63%, 7/15/15		6,635	7,281,913

Multi-Utilities — 0.3%
CenterPoint Energy, Inc., Series B,
6.85%, 6/01/15		3,260	3,560,063

Oil, Gas & Consumable Fuels — 3.2%
Cenovus Energy, Inc.,
4.50%, 9/15/14(b)		6,890	7,188,323
ConocoPhillips,
4.75%, 10/15/12		150	161,468
Consolidated Natural Gas Co.,
6.25%, 11/01/11		40	42,855
Enterprise Products Operating LLC:
7.50%, 2/01/11		2,520	2,637,777
4.60%, 8/01/12		1,325	1,397,658
6.13%, 2/01/13		4,295	4,675,082
6.38%, 2/01/13		2,350	2,567,088
Rockies Express Pipeline LLC,
6.25%, 7/15/13(b)		4,715	5,130,321
Southeast Supply Header LLC,
4.85%, 8/15/14(b)		3,955	4,046,724
Statoil ASA,
3.88%, 4/15/14		5,840	6,088,685
XTO Energy, Inc.:
5.00%, 8/01/10		3,915	3,970,855
7.50%, 4/15/12		2,250	2,520,770

			40,427,606

Paper & Forest Products — 0.3%
Georgia-Pacific LLC,
8.13%, 5/15/11		3,220	3,381,000

Pharmaceuticals — 1.0%
Covidien International Finance SA,
5.45%, 10/15/12		4,640	5,065,358
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13		2,155	2,335,807
Novartis Capital Corp.,
4.13%, 2/10/14		5,000	5,294,040

			12,695,205

Real Estate Investment Trusts (REITs) — 0.3%
AvalonBay Communities, Inc.,
6.13%, 11/01/12		1,320	1,429,505
WT Finance Australia Ltd./Westfield Capital/WEA Finance LLC,
5.13%, 11/15/14(b)		2,535	2,609,724

			4,039,229

Road & Rail — 1.3%
Burlington Northern Santa Fe Corp.:
6.75%, 7/15/11		2,425	2,580,154
7.00%, 2/01/14		1,560	1,784,010

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Road & Rail (concluded)
CSX Corp.:
6.75%, 3/15/11	USD	8,435	$8,873,822
6.30%, 3/15/12		3,045	3,290,649

			16,528,635

Semiconductors & Semiconductor Equipment — 0.6%
National Semiconductor Corp.,
6.15%, 6/15/12		6,870	7,429,129

Tobacco — 0.3%
Altria Group, Inc.,
7.75%, 2/06/14		3,810	4,357,600

Wireless Telecommunication Services — 3.6%
Crown Castle Towers LLC,
4.52%, 1/15/15(b)		5,950	6,030,426

Cellco Partnership/Verizon Wireless Capital LLC:
3.75%, 5/20/11		18,025	18,586,082
5.25%, 2/01/12		10,335	11,013,555
New Cingular Wireless Services, Inc.,
7.88%, 3/01/11		5,000	5,321,100
Vodafone Group Plc,
0.53%, 2/27/12(a)		4,630	4,631,412

			45,582,575

Total Corporate Bonds — 43.5%			547,841,687

Foreign Agency Obligations
Achmea Hypotheekbank NV,
3.20%, 11/03/14(b)		3,425	3,468,676
Australia & New Zealand Banking Group Ltd.,
0.54%, 6/18/12(a)(b)		6,535	6,517,885
CDP Financial, Inc.,
3.00%, 11/25/14(b)		3,305	3,254,232
Dexia Credit Local:
2.38%, 9/23/11(b)		7,690	7,853,512
2.00%, 3/05/13(b)		16,110	16,005,607
Eksportfinans ASA,
5.00%, 2/14/12		4,725	5,042,251
FIH Erhvervsbank A/S:
2.45%, 8/17/12(b)		1,965	1,994,225
1.75%, 12/06/12(b)		7,970	7,909,803
Landwirtschaftliche Rentenbank,
4.13%, 7/15/13		5,465	5,817,094
LeasePlan Corp. NV,
3.00%, 5/07/12(b)		5,050	5,218,266
Macquarie Bank Ltd.,
4.10%, 12/17/13(b)(c)		14,290	15,196,829

Total Foreign Agency Obligations — 6.3%			78,278,380

Foreign Government Obligations
Canada — 1.1%
Province of Ontario Canada:
0.70%, 5/22/12(a)		6,150	6,199,095
4.10%, 6/16/14(a)		6,610	7,061,397

			13,260,492

Greece — 0.6%
Hellenic Republic:
4.60%, 5/20/13	EUR	2,895	3,755,195
6.10%, 8/20/15		3,300	4,442,150

			8,197,345

Total Foreign Government Obligations — 1.7%			21,457,837

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 6.5%
American General Mortgage Loan Trust, Series 2010-1A, Class A1,
5.15%, 3/25/40(a)	USD	4,700	4,698,870
Arran Residential Mortgages Funding Plc, Series 2007-3A, Class A1B,
0.29%, 9/16/36(a)(b)		1,516	1,512,191
Banc of America Funding Corp., Series 2006-7, Class 1A1,
0.70%, 9/25/36(a)		7,096	5,020,463
Banc of America Mortgage Securities, Inc., Series 2003-J, Class 2A1,
3.61%, 11/25/33(a)		1,498	1,408,655
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 4.48%, 7/25/34(a)		72	68,336
Series 2004-7, Class 4A, 3.82%, 10/25/34(a)		2,453	1,883,455
Bear Stearns Alt-A Trust:
Series 2004-13, Class A1, 0.99%, 11/25/34(a)		2,779	2,034,929
Series 2004-12, Class 1A1, 0.60%, 1/25/35(a)		2,232	1,593,377
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR5, Class 1A5A,
5.75%, 7/25/36(a)		10,564	7,535,882
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1,
0.79%, 2/25/35(a)		1,305	977,310
First Horizon Asset Securities, Inc., Series 2004-AR7, Class 1A1,
2.89%, 2/25/35(a)		734	727,802
Gracechurch Mortgage Financing Plc, Series 2007-1A, Class 2A1,
0.29%, 11/20/49(a)(b)		571	568,969
GS Mortgage Securities Corp. II, Series 2000-1A, Class A,
0.59%, 3/20/23(a)(b)		328	257,244
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1,
3.68%, 8/25/34(a)		4,615	3,873,181
Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A,
0.45%, 11/19/36(a)		246	143,429
JPMorgan Mortgage Trust, Series 2004-A1, Class 2A1,
4.38%, 2/25/34(a)		162	159,766
Lanark Master Issuer Plc, Series 2007-1X, Class 2A1,
0.35%, 12/22/54(a)		1,396	1,392,694
MortgageIT Trust, Series 2004-1, Class A1,
0.64%, 11/25/34(a)		5,124	4,305,685
Residential Asset Securitization Trust, Series 2005-A5, Class A12,
0.55%, 5/25/35(a)		3,576	2,406,082
Station Place Securitization Trust, Series 2009-1, Class A,
1.75%, 12/29/10(a)(b)		6,530	6,513,675
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2,
0.55%, 9/25/34(a)		1,384	1,110,125
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 3A3,
5.69%, 4/25/37(a)		170	135,165
Thornburg Mortgage Securities Trust:
Series 2006-5, Class A1, 0.37%, 8/25/11(a)		9,436	9,205,641
Series 2006-6, Class A1, 0.36%, 11/25/11(a)		12,165	11,866,198
Series 2006-4, Class A2B, 0.35%, 7/25/36(a)		4,650	4,535,386

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	35

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Series 2006-4, Class A1, 0.38%, 7/25/36(a)	USD	4,435	$4,377,661
Series 2007-1, Class A3A, 0.33%, 3/25/37(a)		3,618	3,464,592
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1,
3.22%, 11/25/30(a)		333	276,966

			82,053,729

Commercial Mortgage-Backed Securities — 14.6%
Banc of America Commercial Mortgage, Inc.:
Series 2001-PB1, Class A2, 5.79%, 8/11/11		218	226,506
Series 2003-1, Class A1, 3.88%, 9/11/36		56	56,894
Bear Stearns Commercial Mortgage Securities:
Series 2001-TOP2, Class A2, 6.48%, 2/15/35		473	486,602
Series 2002-TOP6, Class A2, 6.46%, 10/15/36		245	260,713
Series 2007-PW15, Class AAB, 5.32%, 2/11/44(d)		14,150	14,593,235
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class AAB,
5.39%, 1/15/46(a)		3,200	3,395,039
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class. E,
6.86%, 6/10/10(a)		419	418,876
Commercial Mortgage Pass-Through Certificates:
Series 2000-C1, Class A2, 7.42%, 4/15/10 (a)		2,018	2,016,371
Series 2001-J2A, Class A2, 6.10%, 7/16/11 (b)		8,918	9,423,403
Series 2003-LB1A, Class A1, 3.25%, 6/10/38		3,731	3,782,499
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2001-CK1, Class A3, 6.38%, 12/18/10		3,436	3,504,451
Series 2001-CF2, Class A4, 6.51%, 1/15/11		2,607	2,677,493
Series 2001-CK6, Class A3, 6.39%, 8/15/36		8,063	8,483,709
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B,
7.18%, 11/10/33		3,891	3,925,293
FHLMC M/F Structured Pass-Through Certificates:
Series K003, Class A1, 2.23%, 7/25/13		214	217,002
Series K003, Class A2, 3.61%, 6/25/14		210	217,935
First Union National Bank-Bank of America Commercial Mortgage Trust, Series 2001-C1, Class A2,
6.14%, 3/15/33		209	213,126
GE Capital Commercial Mortgage Corp.:
Series 2001-1, Class A2, 6.53%, 5/15/33		18,585	19,231,579
Series 2002-2A, Class A3, 5.35%, 8/11/36		410	432,911
Series 2002-3A, Class A2, 5.00%, 12/10/37		2,475	2,595,453
Series 2001-3, Class A2, 6.07%, 6/10/38		9,485	9,982,826
GMAC Commercial Mortgage Securities, Inc., Series 2000-C2, Class B,
7.59%, 8/16/33(a)		2,875	2,885,697
GS Mortgage Securities Corp. II, Series 2004-C1, Class A2,
4.32%, 10/10/28		2,594	2,615,545
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB3, Class A3, 6.47%, 11/15/35		280	294,813
Series 2005-LDP5, Class A4, 5.18%, 12/15/44(a)(d)		19,525	20,212,348
LB-UBS Commercial Mortgage Trust:
Series 2001-WM, Class A1, 6.16%, 7/14/11(b)		113	116,505
Series 2002-C1, Class A3, 6.23%, 3/15/26		529	531,883
Series 2001-C3, Class A2, 6.37%, 12/15/28		160	167,126
Series 2004-C4, Class A2, 4.57%, 6/15/29(a)		65	65,633
Series 2006-C6, Class A1, 5.23%, 9/15/39		225	227,623
Morgan Stanley Capital I:
Series 2006-IQ11, Class A2, 5.69%, 10/15/42(a)(d)		25,000	25,725,495
Series 2007-HQ13, Class A1, 5.36%, 12/15/44		353	362,105
Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4,
6.66%, 2/15/33		4,283	4,389,488
PNC Mortgage Acceptance Corp.:
Series 2000-C2, Class A2, 7.30%, 9/12/10(e)		11,492	11,610,565
Series 2001-C1, Class A2, 6.36%, 3/12/11(e)		2,848	2,945,271
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1,
5.67%, 8/15/39(a)		6,765	7,009,671
Wachovia Bank Commercial Mortgage Trust:
Series 2002-C1, Class A4, 6.29%, 4/15/34(d)		14,500	15,456,780
Series 2003-C3, Class A1, 4.04%, 2/15/35		3,114	3,170,677

			183,929,141

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Capco America Securitization Corp., Series 1998-D7, Class PS1,
1.85%, 10/15/30(a)(b)		3,102	12,588
LB-UBS Commercial Mortgage Trust:
Series 2003-C3, Class XCP, 1.04%, 2/15/37(a)(b)		22,096	26,398
Series 2003-C5, Class XCP, 0.57%, 4/15/37(a)(b)		67,809	127,549
Mortgage Capital Funding, Inc., Series 1998-MC1, Class X,
0.89%, 3/18/30(a)		328	3,310
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
1.99%, 5/25/36(a)(b)		35,251	890,640

			1,060,485

Total Non-Agency Mortgage-Backed Securities — 21.2%			267,043,355

Project Loans — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22		4	4,330

Taxable Municipal Bonds
The Board of Trustees of The Leland Stanford Junior University,
3.63%, 5/01/14		1,725	1,792,206
New York State Urban Development Corp. RB, Series D,
2.48%, 12/15/13		11,765	11,795,942
State of California Various Purposes GO,
5.65%, 4/01/39(a)		7,575	7,874,440

Total Taxable Municipal Bonds — 1.7%			21,462,588

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)			Value
U.S. Government Sponsored Agency Securities
Agency Obligations — 2.0%
Fannie Mae,
5.25%, 8/01/12(f)(g)	USD	15,855		$17,071,078
Federal Home Loan Bank:
5.38%, 6/13/14(g)		3,500		3,888,168
5.25%, 9/12/14(g)		3,500		3,869,141

				24,828,387

Collateralized Mortgage Obligations — 2.3%
Fannie Mae:
Series 2006-M2, Class A1A, 4.86%, 8/25/16(a)		4,254		4,434,355
Series 2003-52, Class LC, 4.50%, 10/25/16		4,827		4,977,337
Series 1997-20, Class FB, 1.26%, 3/25/27(a)		1,096		1,110,902
Series 2005-57, Class PA, 5.50%, 5/25/27		45		45,185
Series 2006-53, Class WA, 6.00%, 5/25/28		2,140		2,185,986
Series 2002-T6, Class A1, 3.31%, 2/25/32		1,043		1,012,190
Freddie Mac:
Series 3215, Class EP, 5.38%, 9/15/11		132		136,568
Series 2577, Class UC, 5.00%, 2/15/18		890		953,375
Series 2724, Class PD, 5.00%, 4/15/21		8,910		9,358,613
Series 1165, Class LD, 7.00%, 11/15/21		803		891,633
Series 3186, Class NA, 6.00%, 7/15/27		116		118,078
Series 3178, Class PA, 5.50%, 10/15/27		61		62,626
Series 3033, Class JA, 5.50%, 3/15/29		42		42,234
Series 2901, Class KA, 5.00%, 9/15/32		3,793		3,994,776

				29,323,858

Federal Deposit Insurance Corporation Guaranteed — 2.7%
Citigroup Funding, Inc.:
1.38%, 5/05/11		8,805		8,874,331
2.25%, 12/10/12		4,635		4,710,226
General Electric Capital Corp.,
2.63%, 12/28/12		6,150		6,315,484
JPMorgan Chase & Co.,
2.20%, 6/15/12		5,595		5,704,880
Morgan Stanley,
2.25%, 3/13/12		8,470		8,641,882

				34,246,803

Interest Only Collateralized Mortgage Obligations — 0.3%
Ginnie Mae:
Series 2007-20, Class SA, 5.96%, 4/20/37(a)		14,870		1,465,342
Series 07-40, Class SN, 6.44%, 7/20/37(a)		17,791		1,867,196

				3,332,538

Mortgage-Backed Securities — 5.4%
Fannie Mae Mortgage-Backed Securities:
4.54%, 4/01/14		5,533		5,833,436
7.00%, 3/01/15-11/01/17		1,413		1,540,702
7.50%, 4/01/15-8/01/16		877		958,845
6.00%, 2/01/17		66		71,548
5.50%, 12/01/18-4/01/25		32,599		34,998,822
5.00%, 4/01/21-12/01/21		753		803,998
6.50%, 4/01/21		2,722		2,947,923
2.58%, 12/01/21(a)		75		77,654
6.89%, 12/01/31(a)		299		302,507
1.94%, 7/01/33(a)		132		136,726
3.45%, 7/01/34(a)		111		115,208
4.70%, 8/01/35(a)		346		361,455
5.09%, 8/01/35(a)		6,009		6,260,997
4.50%, 5/01/40		3,890		3,885,137
Freddie Mac Mortgage-Backed Securities:
4.50%, 4/01/10		378		378,373
7.00%, 11/01/15-12/01/16		497		539,558
2.93%, 1/01/16(a)		34		35,335
6.50%, 6/01/16-1/01/19		2,418		2,620,276
5.50%, 10/01/17		40		43,441
2.10%, 3/01/20(a)		235		239,489
3.51%, 8/01/32(a)		370		384,193
4.38%, 6/01/33(a)		61		63,153
3.72%, 7/01/34(a)		319		331,668
5.85%, 5/01/37(a)		5,036		5,338,770
Ginnie Mae Mortgage-Backed Securities,
6.00%, 2/15/11		4		4,466

				68,273,680

Total U.S. Government Sponsored Agency Securities — 12.7%				160,005,266

U.S. Treasury Obligations
U.S. Treasury Notes:
2.00%, 9/30/10(f)(g)		78,464		79,141,380
0.88%, 3/31/11-2/29/12(f)(g)		31,620		31,594,984
1.38%, 3/15/13(g)		6,885		6,844,654
2.38%, 2/28/15(g)		4,670		4,637,917

Total U.S. Treasury Obligations — 9.7%				122,218,935

Total Long-Term Investments (Cost — $1,465,317,492) — 117.3%				1,475,981,842

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.11%(e)(h)		6,544,490		6,544,490

Total Short-Term Securities (Cost — $6,544,490) — 0.5%				6,544,490

	Contracts
Options Purchased
Exchange-Traded Put Options Purchased
3-month Euro-Dollar Futures, Strike Price USD 98.75, Expires 9/13/10		609		26,644

Total Options Purchased (Cost — $675,564) — 0.0%				26,644

Total Investments Before Outstanding Options Written (Cost — $1,472,537,546*) — 117.8%				1,482,552,976

Options Written
Exchange-Traded Put Options Written
3-month Euro-Dollar Futures, Strike Price USD 98.25, Expires 9/13/10		609		(11,419)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 5.240% and receive a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG		3,800	(i)	(2,242,157)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	37

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Contracts		Value
Options Written
Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Barclays Bank Plc	3,380	(i)	$(650)
Receive a fixed rate of 5.240% and pay a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG	3,800	(i)	(2,458,205)

			(2,458,855)

Total Options Written (Premiums Received — $ 5,420,957) — (0.4)%			(4,712,431)
Total Investments Net of Outstanding Options Written — 117.4%			1,477,840,545
Liabilities in Excess of Other Assets — (17.4)%			(218,892,321)

Net Assets — 100.0%			$1,258,948,224

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,472,585,813

Gross unrealized appreciation	$30,604,187
Gross unrealized depreciation	(20,637,024)

Net unrealized appreciation	$9,967,163

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(d)	Security held as collateral in connection with the Term Asset-Backed Securities Loan Facility (“TALF”) program.

(e)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Loss	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$4,322,572	*	$—	$—	$8,256
PNC Mortgage Acceptance Corp. Series 2000-C2	$195,108		$6,538,943	$—	$499,846
PNC Mortgage Acceptance Corp. Series 2001-C1	$—		$202,489	$—	$79,063

*	Represents net purchase cost.

(f)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(g)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(h)	Represents the current yield as of report date.

(i)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of March 31, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.18%	3/01/10	Open	$4,694,054	$4,693,350
Credit Suisse International	0.18%	3/02/10	Open	$18,340,159	18,337,500
Barclays Bank Plc	0.18%	3/04/10	Open	$18,339,976	18,337,500
Credit Suisse International	0.15%	3/05/10	Open	$4,075,441	4,075,000
Credit Suisse International	0.18%	3/11/10	Open	$25,152,515	25,150,000
Bank of America, N.A.	0.20%	3/16/10	Open	$6,438,461	6,437,925
Bank of America, N.A.	0.21%	3/16/10	Open	$3,920,343	3,920,000
Bank of America, N.A.	0.18%	3/17/10	Open	$6,868,268	6,867,788
Credit Suisse International	0.19%	3/18/10	Open	$21,395,218	21,393,750
Bank of America, N.A.	0.17%	3/23/10	Open	$3,893,897	3,893,750
Bank of America, N.A.	0.17%	3/24/10	Open	$5,474,943	5,474,763
Barclays Bank Plc	0.19%	3/30/10	Open	$4,258,122	4,258,100
Barclays Bank Plc	0.15%	3/31/10	Open	$12,105,000	12,105,000
Credit Suisse International	0.03%	3/31/10	Open	$10,257,404	10,257,404

Total					$145,201,830

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	6,594,207	GBP	4,073,000	Morgan Stanley Capital Services, Inc.	4/21/10	$414,230
USD	37,803,053	EUR	27,950,500	Citibank, N.A.	5/26/10	50,076

Total						$464,306

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation
1,793	U.S. Treasury Notes (2 Year)	June 2010	$388,996,953	$(42,105)

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
531	U.S. Treasury Notes (5 Year)	June 2010	$60,982,031	$94,781
110	U.S. Treasury Notes (10 Year)	June 2010	$12,787,500	64,463
25	Euro Dollar Futures	June 2010	$6,226,875	(859)
25	Euro Dollar Futures	September 2010	$6,216,563	(2,109)
25	Euro Dollar Futures	December 2010	$6,198,125	(1,172)
25	Euro Dollar Futures	March 2011	$6,176,250	(547)
16	Euro Dollar Futures	June 2011	$3,937,800	450
18	Euro Dollar Futures	September 2011	$4,413,600	956
18	Euro Dollar Futures	December 2011	$4,397,625	1,856
15	Euro Dollar Futures	March 2012	$3,653,063	2,672

Total				$160,491

•	Interest rate swaps outstanding as of March 31, 2010 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.80	%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2011	USD	81,600	$160,708
3.95	%(a)	3-month Australian Bank Bill Rate	Citibank, N.A.	May 2011	AUD	19,465	(189,481)
4.02	%(a)	3-month Australian Bank Bill Rate	Citibank, N.A.	May 2011	AUD	58,350	(531,754)
1.13	%(b)	3-month LIBOR	Deutsche Bank AG	January 2012	USD	70,400	(217,345)
1.09	%(b)	3-month LIBOR	Barclays Bank Plc	March 2012	USD	87,700	76,842

Total							$(701,030)

(a)	Fund pays floating interest rate and receives fixed rate.

(b)	Fund pays fixed interest rate and receives floating rate.

•	Credit default swaps on single-name issues - buy protection outstanding as of March 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
HJ Heinz Co.	1.00%	Credit Suisse International	December 2014	USD	6,000	$(9,696)
Hershey Foods Co.	1.00%	Goldman Sachs Bank USA	December 2014	USD	6,100	(74,478)

Total						$(84,174)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.

This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	—	$247,099,032	$10,570,432	$257,669,464
Corporate Bonds	—	547,841,687	—	547,841,687
Foreign Agency Obligations	—	78,278,380	—	78,278,380
Foreign Government Obligations	—	21,457,837	—	21,457,837
Non-Agency Mortgage-Backed Securities	—	255,258,531	11,784,824	267,043,355
Project Loans	—	—	4,330	4,330
Taxable Municipal Bonds	—	21,462,588	—	21,462,588
U.S. Government Sponsored Agency Securities	—	160,005,266	—	160,005,266
U.S. Treasury Obligations	—	122,218,935	—	122,218,935
Short-Term Securities	$6,544,490	—	—	6,544,490

Total	$6,544,490	$1,453,622,256	$22,359,586	$1,482,526,332

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	39

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$191,822	$701,856	—	$893,678
Liabilities	(58,211)	(5,723,766)	$(33,520,958)	(39,302,935)

Total	$133,611	$(5,021,910)	$(33,520,958)	$(38,409,257)

1	Other financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts, swaps and TALF loans. Foreign currency exchange contracts, financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased, options written and TALF loans which are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities
	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Other Financial Instruments[2]	Total
Balance, as of September 30, 2009	$4,028,703	$8,493,628	$4,460	$(27,668,086)	$(15,141,295)
Accrued discounts/premiums	5,446	22,369	(14)	—	27,801
Realized gain/loss	779	198,678	5	—	199,462
Change in unrealized appreciation/depreciation[3]	176,246	(38,470)	10	117,311	255,097
Net purchases/sales	6,359,258	3,105,309	(131)	(33,520,958)	(24,056,522)
Transfers in/out of Level 3	—	3,310	—	27,550,775	27,554,085

Balance, as of March 31, 2010	$10,570,432	$11,784,824	$4,330	$(33,520,958)	$(11,161,372)

2	Other financial instruments are swaps and TALF loans.

3	The change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $148,016 which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(a)	USD	16,280	$16,325,335
Chase Issuance Trust, Series 2009-A7, Class A7,
0.68%, 9/15/10(b)		23,580	23,615,177
Countrywide Asset-Backed Certificates, Series 2004-14, Class A4,
0.53%, 6/25/35(b)		764	725,459
Ford Credit Auto Owner Trust, Series 2009-A, Class A3B,
2.73%, 1/15/12(b)		45,135	46,263,957
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16	EUR	5,043	6,945,669
GSAA Trust, Series 2006-5, Class 2A1,
0.32%, 3/25/36(b)	USD	4,315	2,959,593
Home Equity Asset Trust, Series 2007-2, Class 2A1,
0.36%, 7/25/37(b)		4,400	4,232,065
Lehman XS Trust, Series 2005-5N, Class 3A2,
0.61%, 11/25/35(b)		7,578	2,675,186
Maryland Insurance Backed Securities Trust, Series 2006-1A, Class A,
5.55%, 12/10/65(a)		18,935	6,627,250
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2,
2.94%, 7/15/11		9,532	9,593,504
Option One Mortgage Loan Trust, Series 2007-5, Class 2A1,
0.34%, 5/25/37(b)		5,005	4,842,918
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.55%, 1/25/18(b)		7,130	7,357,237
Series 2005-4, Class A2, 0.33%, 4/26/21(b)		6,066	6,047,002
Series 2008-5, Class A4, 1.95%, 7/25/23(b)		19,360	20,468,331
Small Business Administration, Series 2003-10A, Class 1,
4.63%, 3/10/13		4,137	4,310,047
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.65%, 1/21/11(a)(b)		4	4,414

Total Asset-Backed Securities — 7.8%			162,993,144

Corporate Bonds
Beverages — 1.4%
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, 10/15/12		25,100	25,773,659
PepsiCo, Inc.,
4.50%, 1/15/20		2,425	2,452,434

			28,226,093

Capital Markets — 1.9%
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		6,645	7,142,883
5.38%, 3/15/20		7,300	7,232,482
Lehman Brothers Holdings, Inc.,
6.75%, 12/28/17(c)(d)		9,575	23,938
Morgan Stanley:
5.05%, 1/21/11		2,640	2,725,386
0.50%, 1/09/12(b)(e)		11,400	11,271,043
5.63%, 1/09/12		250	264,791
6.60%, 4/01/12		1,670	1,811,898
4.20%, 11/20/14		8,690	8,709,170
6.25%, 8/28/17		115	120,705

			39,302,296

Commercial Banks — 0.6%
JPMorgan Chase Bank, N.A.,
6.00%, 7/05/17(e)		11,975	12,764,488

Consumer Finance — 0.4%
SLM Corp.:
0.41%, 7/26/10(b)		3,085	3,043,226
0.55%, 1/27/14(b)		6,750	5,839,877

			8,883,103

Diversified Financial Services — 1.7%
Bank of America Corp.,
5.63%, 10/14/16		3,000	3,106,083
BP Capital Markets Plc,
3.13%, 3/10/12		10,220	10,586,990
Crown Castle Towers LLC,
6.11%, 1/15/20(a)		9,780	10,230,271
General Electric Capital Corp.,
5.50%, 1/08/20		7,525	7,677,494
JPMorgan Chase & Co.,
0.90%, 2/26/13(b)		3,480	3,497,699
Osprey Trust/Osprey I, Inc.,
7.80%, 1/15/49(a)(b)(c)(d)		2,375	238
Pemex Finance Ltd.,
9.03%, 2/15/11		340	349,248

			35,448,023

Diversified Telecommunication Services — 2.1%
AT&T, Inc.:
6.50%, 9/01/37		10,150	10,524,931
6.55%, 2/15/39		3,300	3,469,099
Deutsche Telekom International Finance BV,
8.75%, 6/15/30		20	25,614
France Telecom SA,
7.75%, 3/01/11		600	637,010
GTE Corp.,
6.94%, 4/15/28		475	498,698
Telecom Italia Capital SA:
5.25%, 11/15/13		285	298,516
5.25%, 10/01/15		3,700	3,788,400
Telefonica Emisiones SAU:
4.95%, 1/15/15		4,525	4,778,165
6.42%, 6/20/16		2,475	2,749,529
Telefonica Europe BV,
7.75%, 9/15/10		1,970	2,029,545
Verizon Communications, Inc.,
8.75%, 11/01/18		10,400	13,046,904
Verizon Maryland, Inc.,
5.13%, 6/15/33		650	529,164
Verizon New England, Inc.,
7.88%, 11/15/29		1,355	1,485,331

			43,860,906

Electric Utilities — 0.6%
The Detroit Edison Co.:
6.13%, 10/01/10		210	215,454
6.35%, 10/15/32		5	5,267
Dominion Resources, Inc.,
6.25%, 6/30/12		60	65,301
Florida Power & Light Co.,
4.95%, 6/01/35		2,275	2,035,199
Florida Power Corp.:
5.90%, 3/01/33		605	611,326
6.40%, 6/15/38		2,650	2,882,024
MidAmerican Energy Holdings Co.,
5.95%, 5/15/37		3,000	2,953,365
PacifiCorp,
6.25%, 10/15/37		3,000	3,185,739
Southern California Edison Co.,
5.95%, 2/01/38		1,000	1,039,292
Tenaska Alabama II Partners LP,
6.13%, 3/30/23(a)		118	117,368

			13,110,335

Food Products — 0.9%
Kraft Foods, Inc.:
6.50%, 8/11/17		10,140	11,358,351

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	41

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Food Products (concluded)
5.38%, 2/10/20	USD	6,115	$6,215,011
6.50%, 2/09/40		1,525	1,580,329

			19,153,691

Insurance — 2.4%
Berkshire Hathaway Finance Corp.,
4.75%, 5/15/12		3,290	3,517,980
Hartford Life Global Funding Trusts,
0.44%, 6/16/14(b)		7,700	7,146,686
MetLife, Inc.,
6.38%, 6/15/34		900	931,424
Metropolitan Life Global Funding I:
2.50%, 1/11/13(a)		7,535	7,540,938
5.13%, 4/10/13(a)		7,000	7,515,179
Monumental Global Funding Ltd.,
0.41%, 6/16/10(a)(b)		16,090	16,000,823
Prudential Financial, Inc.,
4.75%, 9/17/15		4,000	4,117,072
Teachers Insurance & Annuity Association of America,
6.85%, 12/16/39(a)		3,465	3,758,596

			50,528,698

Media — 1.8%
Comcast Cable Communications Holdings, Inc.,
8.38%, 3/15/13		2,755	3,193,442
Comcast Cable Holdings LLC:
9.80%, 2/01/12		260	294,956
7.88%, 8/01/13		315	358,989
Comcast Corp.:
6.50%, 1/15/17		3,800	4,224,498
7.05%, 3/15/33		1,350	1,451,825
6.95%, 8/15/37		2,460	2,661,272
Cox Communications, Inc.,
8.38%, 3/01/39(a)		5,200	6,503,640
Historic TW, Inc.:
9.13%, 1/15/13		605	706,811
8.05%, 1/15/16		70	80,360
News America Holdings, Inc.:
7.75%, 1/20/24		1,285	1,536,703
8.50%, 2/23/25		1,920	2,275,409
8.45%, 8/01/34		840	999,061
7.75%, 12/01/45		110	127,934
8.25%, 10/17/49		45	48,969
News America, Inc.:
7.13%, 4/08/28		1,175	1,242,127
7.63%, 11/30/28		2,010	2,234,322
6.75%, 1/09/38		30	31,463
TCI Communications, Inc.,
7.88%, 2/15/26		2,540	2,911,399
Time Warner Cable, Inc.,
6.20%, 7/01/13		5,440	6,003,002

			36,886,182

Oil, Gas & Consumable Fuels — 2.9%
Atlantic Richfield Co.,
9.13%, 3/01/11		4,960	5,327,769
Canadian Natural Resources Ltd.,
6.50%, 2/15/37		3,700	3,925,967
Cenovus Energy, Inc.,
6.75%, 11/15/39(a)		3,975	4,311,146
ConocoPhillips,
4.60%, 1/15/15(e)		13,085	14,033,493
Devon Financing Corp. ULC,
7.88%, 9/30/31		925	1,148,456
Enterprise Products Operating LLC,
6.13%, 10/15/39		2,300	2,261,424
Rockies Express Pipeline LLC,
3.90%, 4/15/15(a)		4,105	4,048,577
Shell International Finance BV,
4.00%, 3/21/14		11,775	12,391,162
Valero Energy Corp.,
6.63%, 6/15/37		4,875	4,636,398
XTO Energy, Inc.:
6.75%, 8/01/37		2,070	2,423,558
6.38%, 6/15/38		2,400	2,687,690
CenterPoint Energy Resources Corp.:
7.88%, 4/01/13		270	309,166
6.15%, 5/01/16		2,100	2,275,215

			59,780,021

Paper & Forest Products — 0.2%
International Paper Co.,
7.30%, 11/15/39		4,175	4,461,626

Pharmaceuticals — 2.6%
Bristol-Myers Squibb Co.,
6.88%, 8/01/47		559	600,249
Eli Lilly & Co.,
3.55%, 3/06/12		4,880	5,091,719
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13		7,225	7,831,184
Merck & Co., Inc.,
4.00%, 6/30/15		5,300	5,550,971
Novartis Capital Corp.,
2.90%, 4/24/15		8,525	8,465,487
Pfizer, Inc.,
5.35%, 3/15/15 (e)		11,000	12,120,405
Roche Holdings, Inc.:
2.25%, 2/25/11(a)(b)		2,365	2,407,927
5.00%, 3/01/14(a)		10,750	11,611,387

			53,679,329

Software — 0.3%
Oracle Corp.:
5.25%, 1/15/16		50	55,082
5.75%, 4/15/18		4,690	5,144,029

			5,199,111

Tobacco — 0.4%
Philip Morris International, Inc.:
6.88%, 3/17/14		4,150	4,752,236
4.50%, 3/26/20		4,300	4,195,325

			8,947,561

Wireless Telecommunication Services — 1.7%
Cellco Partnership/Verizon Wireless Capital LLC,
3.75%, 5/20/11		22,445	23,143,668
Vodafone Group Plc,
4.15%, 6/10/14		11,790	12,243,031

			35,386,699

Total Corporate Bonds — 21.9%			455,618,162

Foreign Agency Obligations
Achmea Hypotheekbank NV,
3.20%, 11/03/14(a)		9,100	9,216,043
CDP Financial, Inc.,
3.00%, 11/25/14(a)		13,420	13,213,855
Dexia Credit Local SA,
2.00%, 3/05/13(a)		6,415	6,373,431
Eksportfinans ASA:
1.88%, 4/02/13		16,775	16,710,098
3.00%, 11/17/14		6,700	6,725,735
5.50%, 5/25/16		7,150	7,875,103
Japan Finance Corp.,
2.00%, 6/24/11		6,510	6,574,722
Korea Electric Power Corp.,
5.13%, 4/23/34(a)		75	78,522
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12		2,925	3,167,298
4.38%, 1/15/13		1,975	2,117,311
4.13%, 7/15/13		850	904,763
4.00%, 2/02/15		2,170	2,281,903
Petrobras International Finance Co.:
5.88%, 3/01/18		545	569,170
5.75%, 1/20/20		12,330	12,631,974
The Royal Bank of Scotland Plc,
2.63%, 5/11/12(a)		2,210	2,256,335

Total Foreign Agency Obligations — 4.4%			90,696,263

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Foreign Government Obligations
Canada — 0.9%
Province of Ontario Canada:
1.88%, 11/19/12	USD	8,140	$8,199,102
4.10%, 6/16/14		9,120	9,742,805

			17,941,907

Israel — 0.6%
Israel Government AID Bond:
5.50%, 4/26/24		5,475	5,961,180
5.50%, 9/18/33		6,735	7,084,742

			13,045,922

Mexico — 0.2%
Mexico Government International Bond:
5.63%, 1/15/17		720	770,400
7.50%, 4/08/33		440	524,700
United Mexican States,
5.13%, 1/15/20		2,950	2,979,500

			4,274,600

Total Foreign Government Obligations — 1.7%			35,262,429

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 8.5%
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1,
6.00%, 10/25/37		20,865	15,765,227
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35		16,966	15,475,952
Series 2005-20CB, Class 3A3, 5.50%, 7/25/35		3,050	2,923,211
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-56, Class 4A1, 4.89%, 12/25/33(b)		15,488	14,956,093
Series 2007-J3, Class A10, 6.00%, 7/25/37		14,481	10,751,363
Series 2006-OA5, Class 2A1, 0.45%, 4/25/46(b)		3,463	1,742,929
Series 2006-OA5, Class 3A1, 0.45%, 4/25/46(b)		6,116	3,343,050
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21		3,785	2,808,223
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1,
5.50%, 8/25/35(b)		2,839	2,506,332
Homebanc Mortgage Trust:
Series 2005-4, Class A1, 0.52%, 10/25/35 (b)		6,693	4,762,831
Series 2006-2, Class A1, 0.43%, 12/25/36 (b)		7,319	4,931,253
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		1,433	1,360,351
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		1,818	1,667,859
Residential Accredit Loans, Inc., Series 2006-QO2, Class A1,
0.47%, 2/25/46(b)		4,603	1,827,945
Station Place Securitization Trust, Series 2009-1, Class A,
1.75%, 12/29/10(a)(b)		11,035	11,007,412
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-19XS, Class 1A1, 0.57%, 10/25/35(b)		5,177	3,070,094
Series 2007-3, Class 2A1, 5.64%, 4/25/37(b)		20,410	13,790,979
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A,
1.23%, 5/25/47(b)		4,026	2,390,280
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Class 2A1, 5.10%, 9/25/35(b)		26,803	24,950,303
Series 2006-AR2, Class 2A5, 4.96%, 3/25/36(b)		175	144,911
Series 2006-AR3, Class A4, 5.62%, 3/25/36(b)		21,417	16,483,869
Series 2006-AR12, Class 2A1, 6.04%, 9/25/36(b)		4,898	4,133,555
Series 2006-AR18, Class 2A1, 5.62%, 11/25/36(b)		21,129	16,630,610

			177,424,632

Commercial Mortgage-Backed Securities — 18.4%
Banc of America Commercial Mortgage, Inc.:
Series 2001-1, Class A2, 6.50%, 4/15/11		9,575	9,880,752
Series 2002-2, Class A3, 5.12%, 7/11/43		22,670	23,691,358
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A6,
4.83%, 11/11/41		4,540	4,653,747
Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2,
7.32%, 10/15/32		4,117	4,166,099
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3,
5.09%, 7/10/37(b)		8,540	8,802,249
CW Capital Cobalt Ltd., Series 2006-C1, Class A2,
5.17%, 8/15/48(f)		13,945	14,193,193
DLJ Commercial Mortgage Corp.:
Series 1998-CG1, Class B1, 6.91%, 6/10/3(b)		3,011	3,010,034
Series 2000-CKP1, Class A1B, 7.18%, 11/10/33		7,970	8,041,306
First Union National Bank Commercial Mortgage, Series 2000-C2, Class A2,
7.20%, 9/15/10		5,753	5,817,464
GE Capital Commercial Mortgage Corp.:
Series 2002-1A, Class A3, 6.27%, 12/10/35		14,170	15,060,885
Series 2002-2A, Class A3, 5.35%, 8/11/36		16,200	17,105,251
Series 2007-C1, Class A2, 5.42%, 12/10/49(f)		18,000	18,475,963
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C2, Class A2, 7.46%, 6/16/10(b)		4,472	4,480,030
Series 2000-C3, Class A2, 6.96%, 11/15/10		17,533	17,866,296
Series 2001-C1, Class A2, 6.47%, 4/15/34		15,574	16,045,226
Series 2003-C3, Class A3, 4.65%, 4/10/40		1,840	1,878,490
Series 2003-C2, Class A2, 5.49%, 5/10/40(b)		18,085	19,279,563
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG9, Class A2, 5.38%, 7/10/12(f)		20,000	20,584,238
Series 2004-GG1, Class A4, 4.76%, 6/10/36		5,255	5,333,658
GS Mortgage Securities Corp. II:
Series 2004-GG2, Class A6, 5.40%, 8/10/38(b)		640	667,504
Series 2007-GG10, Class A2, 5.78%, 8/10/45(b)(f)		27,535	28,584,447
JPMorgan Chase Commercial Mortgage Securities Corp.: Series 2001-C1, Class A3,
5.86%, 10/12/11		14,370	15,030,355

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	43

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Series 2004-CB8, Class A1A, 4.16%, 4/12/14(a)	USD	7,684	$7,598,412
Series 2001-CIB3, Class A3, 6.47%, 11/15/35		16,870	17,762,480
Series 2007-LD11, Class A2, 5.80%, 6/15/49(b)(f)		20,000	20,683,120
Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class A4,
5.24%, 11/12/35(b)		7,100	7,488,077
Prudential Mortgage Capital Funding LLC, Series 2001-ROCK, Class A2,
6.61%, 5/10/34		15,537	16,074,175
Wachovia Bank Commercial Mortgage Trust:
Series 2003-C6, Class A4, 5.13%, 8/15/35(b)		18,000	18,967,063
Series 2005-C21, Class A3, 5.21%, 10/15/44(b)		8,120	8,225,795
Series 2006-C28, Class A2, 5.50%, 10/15/48(f)		22,850	23,465,903

			382,913,133

Interest Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 11.00%, 2/17/17		68	9,261
Series 1987-2, 11.00%, 3/06/17		61	10,323

			19,584

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Chase Commercial Mortgage Securities Corp., Series 1997-1, Class X,
0.00%, 4/19/15(b)		2,737	44,486
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1997-C1, Class AX, 1.47%, 6/20/29(a)(b)		6,710	249,897
Series 1997-C2, Class AX, 0.11%, 1/17/35(b)		2,323	13,751
LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class X,
1.34%, 10/15/35(b)		1,218	68,677
Structured Asset Securities Corp., Series 1996-CFL, Class X1,
2.19%, 2/25/28(b)		2,363	1

			376,812

Principal Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 0.64%, 2/17/17(g)		71	67,812
Series 1987-2, 0.94%, 3/06/17(g)		61	57,002

			124,814

Total Non-Agency Mortgage-Backed Securities — 26.9%			560,858,975

Preferred Securities
Capital Trusts
Diversified Financial Services — 0.6%
Goldman Sachs Capital II,
5.79%(b)(h)		1,925	1,631,438
JPMorgan Chase & Co.,
7.90%(b)		8,915	9,504,281
Lehman Brothers Holdings Capital Trust VII,
5.86%(b)(c)(d)(h)		1,270	3,175
ZFS Finance USA Trust I,
6.50%, 5/09/37(a)(b)		1,103	1,042,335

			12,181,229

Insurance — 1.1%
Chubb Corp.,
6.38%, 3/29/67(b)		5,000	5,031,250
Lincoln National Corp.,
6.05%, 4/20/67(b)		3,075	2,559,937
MetLife, Inc.,
6.40%, 12/15/36		6,525	5,839,875
The Progressive Corp.,
6.70%, 6/15/37(b)		5,535	5,434,634
The Travelers Cos., Inc.,
6.25%, 3/15/37(b)		4,000	3,937,420

			22,803,116

Total Capital Trusts — 1.7%			34,984,345

	Shares
Preferred Stocks
Diversified Telecommunication Services — 0.0%
Centaur Funding Corp.,
2.27%, 4/21/20(a)		—	223,130

Total Preferred Securities — 1.7%			35,207,475

	Par (000)
Taxable Municipal Bonds
Belvoir Land LLC, Series A-1,
5.27%, 12/15/47(a)	USD	1,600	1,248,288
The Board of Trustees of The Leland Stanford Junior University,
4.25%, 5/01/16		3,340	3,450,020
Chicago Metropolitan Water Reclamation District-Greater Chicago,
5.72%, 12/01/38		3,470	3,503,104
Irwin Land LLC California RB, Series A-2,
5.30%, 12/15/35(a)		3,415	2,862,282
Metropolitan Transportation Authority, New York RB,
7.34%, 11/15/39		4,790	5,549,933
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39		3,850	3,781,739
Port Authority of New York & New Jersey RB,
6.04%, 12/01/29		2,845	2,937,747
State of California GO,
7.30%, 10/01/39		5,145	5,162,339
State of California Various Purpose GO,
5.45%, 4/01/15		18,050	18,526,520
State of Texas GO,
5.52%, 4/01/39		9,250	9,193,020

Total Taxable Municipal Bonds — 2.7%			56,214,992

U.S. Government Sponsored Agency Securities
Agency Obligations — 4.7%
Fannie Mae:
5.25%, 8/01/12(i)(j)		14,600	15,719,820
4.63%, 5/01/13(j)		11,815	12,612,749
Federal Home Loan Bank,
5.38%, 5/15/19(j)		31,715	34,635,856
Freddie Mac,
1.75%, 6/15/12(j)		9,000	9,086,922
Overseas Private Investment Corp.:
4.09%, 5/29/12		395	393,668
4.68%, 5/29/12		477	473,724
4.87%, 5/29/12		3,632	3,541,846
Resolution Funding Corp. Interest Strip:
4.22%, 7/15/18 (g)		2,850	2,015,580
4.29%, 10/15/18 (g)		2,850	1,983,423
Small Business Administration Participation Certificates: Series 1992-20H,
7.40%, 8/01/12		9	9,628

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)			Value
U.S. Government Sponsored Agency Securities
Agency Obligations (concluded)
Series 1996-20J, 7.20%, 10/01/16	USD	347		$375,116
Series 1997-20B, Class 1, 7.10%, 2/01/17		355		387,869
Tennessee Valley Authority,
5.25%, 9/15/39		16,910		16,721,927

				97,958,128

Collateralized Mortgage Obligations — 1.9%
Fannie Mae:
Series 2004-28, Class PB, 6.00%, 8/25/28		1,318		1,325,733
Series 2006-M2, Class A2A, 5.27%, 10/25/32(b)		11,515		11,966,068
Series 2004-88, Class HA, 6.50%, 7/25/34		5,449		5,786,185
Freddie Mac:
Series 3215, Class EP, 5.38%, 9/15/11		5,610		5,797,192
Series 2594, Class TV, 5.50%, 3/15/14		3,684		3,947,964
Series 1591, Class PK, 6.35%, 10/15/23		3,508		3,798,823
Series 2864, Class NA, 5.50%, 1/15/31		7,284		7,715,881
Series 2996, Class MK, 5.50%, 6/15/35		97		103,621

				40,441,467

Federal Deposit Insurance Corporation Guaranteed — 4.3%
Citibank, N.A.,
1.75%, 12/28/12		16,225		16,271,128
Citigroup Funding, Inc.:
2.13%, 7/12/12		10,475		10,662,838
1.88%, 10/22/12		20,200		20,361,156
General Electric Capital Corp.:
2.00%, 9/28/12		12,800		12,974,246
2.13%, 12/21/12(j)		27,350		27,707,820
2.63%, 12/28/12		2,150		2,207,852

				90,185,040

Interest Only Collateralized Mortgage Obligations — 0.5%
Ginnie Mae:
Series 2009-16, Class SL, 7.10%, 1/20/37(b)		19,406		2,355,771
Series 2007-9, Class BI, 6.58%, 3/20/37(b)		16,115		1,683,024
Series 2009-26, Class SC, 6.17%, 1/16/38(b)		18,381		2,159,646
Series 2009-47, Class KS, 5.82%, 6/16/39(b)		45,218		4,053,187

				10,251,628

Mortgage-Backed Securities — 82.1%
Fannie Mae Mortgage-Backed Securities:
7.00%, 9/01/10-6/01/32		720		774,191
5.50%, 6/01/11-2/01/40		239,262		253,547,286
6.00%, 9/01/11-9/01/39		56,108		60,589,522
4.50%, 12/01/20(e)		23,578		24,786,185
4.00%, 4/01/25-4/01/40(k)		55,100		54,854,219
5.00%, 4/01/25-4/01/40(k)		146,200		151,519,594
4.45%, 1/01/31(b)		1,488		1,535,786
5.00%, 9/01/33-4/01/40		139,206		143,990,782
5.04%, 8/01/38(b)		11,450		11,979,976
5.17%, 8/01/38(b)		11,501		12,034,986
4.50%, 4/01/40-5/01/40(k)		336,900		337,293,219
5.50%, 4/01/40-6/01/40(k)		254,200		266,784,437
6.00%, 4/01/40-5/01/40(k)		113,100		120,029,656
6.50%, 4/01/40(k)		41,600		45,084,000
Freddie Mac Mortgage-Backed Securities:
4.00%, 7/01/10		2,199		2,210,443
5.50%, 3/01/11-2/01/40		16,229		17,242,631
6.00%, 10/01/11-3/01/38		51,541		55,438,476
6.50%, 6/01/13-7/01/17		84		90,486
8.00%, 11/01/22-10/01/25		9		9,917
5.00%, 4/01/25(k)		200		211,187
4.97%, 10/01/35(b)		7,640		7,989,781
6.00%, 2/01/40-4/01/40(k)		105,900		113,621,469
Ginnie Mae Mortgage-Backed Securities:
7.00%, 3/15/13		63		65,298
9.00%, 7/15/18		1		1,316
7.50%, 11/15/29		1		602
5.50%, 3/15/32		22		24,077
6.00%, 12/15/36		542		580,861
5.00%, 4/01/40(k)		22,000		22,838,750
6.50%, 4/01/40(k)		4,200		4,528,125

				1,709,657,258

Total U.S. Government Sponsored Agency Securities — 93.5%				1,948,493,521

U.S. Treasury Obligations
U.S. Treasury Bonds:
9.88%, 11/15/15		9,993		13,688,414
8.88%, 8/15/17(j)		12,239		16,675,808
8.75%, 5/15/20-8/15/20(i)(j)		30,650		43,259,102
8.13%, 5/15/21-8/15/21(j)		42,445		58,148,329
8.00%, 11/15/21(j)		35,000		47,687,500
3.50%, 2/15/39(i)(j)		7,490		6,061,050
4.25%, 5/15/39		12,625		11,697,845
4.63%, 2/15/40		10,700		10,546,188
U.S. Treasury Notes:
0.88%, 2/29/12(j)		76,110		75,952,452
1.00%, 3/31/12(j)		81,110		81,071,878
3.63%, 2/15/20(j)		200,255		196,844,457
U.S. Treasury Strips,
0.00%, 8/15/20		44,025		28,406,735

Total U.S. Treasury Obligations — 28.3%				590,039,758

Total Long-Term Investments (Cost — $3,956,559,547) — 188.9%				3,935,384,719

Short-Term Securities
Borrowed Bond Agreements — 1.1%
Barclays Bank Plc
0.10%, 6/30/10		9,993		9,993,250
Barclays Bank Plc
0.14%, 6/30/10		12,239		12,239,124

Total Short-Term Securities (Cost — $22,232,374) — 1.1%				22,232,374

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
U.S. Treasury Notes (10 Year), Strike Price $119, Expires 4/23/10		597		27,984

Exchange-Traded Put Options Purchased
3-month Euro-Dollar Futures, Strike Price USD 98.75, Expires 9/13/10		1,605		70,219

Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.120% and pay a floating rate based on 3-month LIBOR, Expires 4/26/10, Broker, Morgan Stanley Capital Services, Inc.		14,560	(l)	74,282

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	45

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Contracts(l)			Value
Options Purchased
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 1.150% and pay a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker, Deutsche Bank AG		18,480		$556,921
Receive a fixed rate of 1.200% and pay a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker, Citibank, N.A.		18,480		624,476
Receive a fixed rate of 2.905% and pay a floating rate based on 3-month LIBOR, Expires 1/31/11, Broker, JPMorgan Chase Bank, N.A.		10,600		1,538,874
Receive a fixed rate of 4.185% and pay a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG		2,920		849,070
Receive a fixed rate of 4.250% and pay a floating rate based on 3-month LIBOR, Expires 5/14/10, Broker, Royal Bank of Scotland Plc		3,500		162,964

				3,806,587

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 1.915% and receive a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker, Morgan Stanley Capital Services, Inc.		18,480		77,982
Pay a fixed rate of 1.945% and receive a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker, Citibank, N.A.		18,480		76,167
Pay a fixed rate of 2.905% and receive a floating rate based on 3-month LIBOR, Expires 1/31/11, Broker, JPMorgan Chase Bank, N.A.		10,600		1,009,873
Pay a fixed rate of 4.185% and receive a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG		2,920		1,136,273
Pay a fixed rate of 5.035% and receive a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker, JPMorgan Chase Bank, N.A.		19,800		9,729,568
Pay a fixed rate of 5.090% and receive a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International		3,040		1,453,113
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.		23,600		429

				13,483,405

Total Options Purchased (Cost — $23,170,226) — 0.8%				17,388,195

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $4,001,962,147*) — 190.8%				3,975,005,288

	Par (000)
Borrowed Bonds
U.S. Treasury Bonds,
8.88%, 8/15/17	U	SD12,239		(16,675,808)
U.S. Treasury Notes,
9.88%, 11/15/15		9,993		(13,688,414)

Total Borrowed Bonds (Proceeds — $30,523,058) — (1.5)%				(30,364,222)

TBA Sale Commitments (k)
Fannie Mae Mortgage-Backed Securities:
4.50%, 4/01/25-4/01/40		89,100		(90,103,124)
5.00%, 4/01/25-4/01/40		157,700		(162,900,125)
5.50%, 4/01/25-6/01/40		302,598		(318,121,853)
6.00%, 4/01/25-4/01/40		35,200		(37,315,875)
6.00%, 4/01/40		33,900		(36,008,156)
Freddie Mac Mortgage-Backed Securities:
6.00%, 4/01/25-5/01/40		153,300		(164,350,400)
5.50%, 4/01/40		5,800		(6,104,500)
Ginnie Mae Mortgage-Backed Securities:
6.00%, 4/01/40		500		(534,688)
6.50%, 4/01/40		4,200		(4,528,125)

Total TBA Sale Commitments (Proceeds — $821,368,680) — (39.3)%				(819,966,846)

	Contracts
Options Written
Exchange-Traded Put Options Written
3-month Euro-Dollar Futures, Strike Price USD 98.25, Expires 9/13/10		1,605		(30,094)
U.S. Treasury Notes (10 year), Strike Price $118.00, Expires 4/23/10		222		(31,218)

				(61,312)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA		2,110	(l)	(25,607)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.		1,770	(l)	(43,953)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.		2,370	(l)	(84,628)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.		3,810	(l)	(136,047)
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker, Morgan Stanley Capital Services, Inc.		5,600	(l)	(510,642)
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, Expires 06/11/10, Broker, Barclays Bank Plc		9,240	(l)	(6,957,522)
Pay a fixed rate of 4.840% and receive a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker, JPMorgan Chase Bank, N.A.		1,750	(l)	(817,371)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG		2,010	(l)	(968,485)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		2,920	(l)	(1,487,129)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG		4,100	(l)	(2,125,952)

				(13,157,336)

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Contracts(l)	Value
Options Written
Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA	2,110	$(105,677)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	1,770	(65,418)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	2,370	(144,275)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	3,810	(231,936)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker, Morgan Stanley Capital Services, Inc.	5,600	(74,778)
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, Expires 06/11/10, Broker, Barclays Bank Plc	9,240	(63,932)
Receive a fixed rate of 4.840% and pay a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker, JPMorgan Chase Bank, N.A.	1,750	(1,365,740)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	2,010	(1,529,936)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	2,920	(1,751,164)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG	4,100	(2,421,977)
Receive a fixed rate of 6.035% and pay a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker, JPMorgan Chase Bank, N.A.	19,800	(4,838,310)
Receive a fixed rate of 6.090% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International	3,040	(725,182)

		(13,318,325)

Total Options Written (Premiums Received — $ 38,435,913) — (1.3)%		(26,536,973)

Total Investments Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 148.7%		3,098,137,247
Liabilities in Excess of Other Assets — (48.7)%		(1,014,556,720)

Net Assets — 100.0%		$2,083,580,527

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$4,005,063,170

Gross unrealized appreciation	$60,593,158
Gross unrealized depreciation	(90,651,040)

Net unrealized depreciation	$(30,057,882)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(f)	Security held as collateral in connection with the Term Asset-Backed Securities Loan Facility (“TALF”) program.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(j)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(k)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$137,784,719	$(527,470)
BNP Paribas	$75,203,844	$(361,798)
Citibank, N.A.	$1,674,094	$(26,594)
Credit Suisse International	$(42,076,688)	$(5,273)
Deutsche Bank AG	$4,121,363	$349,503
Goldman Sachs Bank USA	$64,882,956	$108,475
JPMorgan Chase Bank, N.A.	$170,996,897	$336,901
Morgan Stanley Capital Services, Inc.	$(101,638,625)	$(871,284)
Wells Fargo & Co.	$27,000,000	$(56,000)
RBC Dain Rauscher, Inc.	$(41,150,750)	$(26,125)

(l)	One contract represents a notional amount of $10,000.

•	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund Institutional Class	$14,271,634	$11,806

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	47

Schedule of Investments (continued)	BlackRock Total Return Portfolio II

•	Reverse repurchase agreements outstanding as of March 31, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.19%	1/26/10	06/30/10	$12,708,200	$12,697,813
Bank of America, N.A.	0.17%	3/11/10	Open	$35,365,565	35,362,225
Bank of America, N.A.	0.17%	3/11/10	Open	$14,747,893	14,746,500
Bank of America, N.A.	0.17%	3/11/10	Open	$9,147,114	9,146,250
Bank of America, N.A.	0.17%	3/11/10	Open	$12,864,796	12,863,581
Barclays Bank, Plc	0.20%	3/12/10	Open	$27,062,946	27,060,090
Bank of America, N.A.	0.15%	3/18/10	Open	$115,855,906	115,849,631
JPMorgan Chase Bank, N.A.	0.03%	3/18/10	Open	$14,000,152	14,000,000
Bank of America, N.A.	0.05%	3/24/10	Open	$49,937,986	49,937,500
Barclays Bank, Plc	(0.12)%	3/31/10	4/01/10	$42,896,607	42,896,750
Credit Suisse International	0.20%	3/31/10	4/01/10	$156,180,511	156,179,644
JPMorgan Chase Bank, N.A.	0.00%	3/31/10	4/01/10	$12,079,725	12,079,725
Royal Bank of Scotland	0.00%	3/31/10	4/01/10	$81,008,613	81,008,613
Barclays Bank, Plc	(0.02)%	4/01/10	4/06/10	$43,005,506	43,005,625
Barclays Bank, Plc	0.19%	4/01/10	4/06/10	$150,320,917	150,316,950
Barclays Bank, Plc	0.10%	4/01/10	Open	$81,110,000	81,110,000
JPMorgan Chase Bank, N.A.	0.12%	4/01/10	Open	$12,094,863	12,094,862

Total					$870,355,759

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	29,278,025	USD	27,668,676	Citibank, N.A.	4/21/10	$1,157,910
USD	262,270	CAD	277,525	Citibank, N.A.	4/21/10	(10,976)
USD	27,723,368	CAD	29,000,500	Goldman Sachs Bank USA	4/21/10	(829,973)
USD	6,749,652	EUR	4,990,500	Citibank, N.A.	5/26/10	8,941

Total						$325,902

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation
1,084	U.S. Treasury Notes (5 Year)	June 2010	$124,490,625	$(115,253)
74	U.S. Treasury Bonds (30 Year)	June 2010	$8,593,250	(17,581)

Total				$(132,834)

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
2,691	U.S. Treasury Notes (2 Year)	June 2010	$583,820,859	$300,213
2,155	U.S. Treasury Notes (10 Year)	June 2010	$250,518,750	490,626
73	U.S. Ultra Long-Term Treasury Bonds	June 2010	$8,757,719	11,552
64	Euro Dollar Futures	June 2010	$15,940,800	(2,562)
64	Euro Dollar Futures	September 2010	$15,914,400	(1,612)
64	Euro Dollar Futures	December 2010	$15,867,200	1,413
66	Euro Dollar Futures	March 2011	$16,305,300	2,196
44	Euro Dollar Futures	June 2011	$10,828,950	2,176
44	Euro Dollar Futures	September 2011	$10,788,800	1,627
44	Euro Dollar Futures	December 2011	$10,749,750	2,601
44	Euro Dollar Futures	March 2012	$10,715,650	3,914

Total				$812,144

•	Interest rate swaps outstanding as of March 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.25%(a)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	30,470	$(701,000)
4.32%(b)	3-month LIBOR	Citibank, N.A.	July 2013	USD	45,300	3,895,223
2.79%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	November 2014	USD	14,530	(280,786)
2.56%(a)	3-month LIBOR	Bank of America, N.A.	March 2015	USD	59,200	276,216
2.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	USD	38,200	(24,383)
2.72%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	April 2015	USD	39,300	—
4.10%(b)	3-month LIBOR	Bank of America, N.A.	June 2019	USD	30,800	1,359,758
3.50%(b)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	38,800	(684,054)
5.49%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	October 2019	USD	10,400	(1,337,875)
3.31%(b)	3-month LIBOR	Barclays Bank Plc	December 2019	USD	53,400	(1,425,679)
3.89%(b)	3-month LIBOR	Credit Suisse International	January 2020	USD	30,900	527,673

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Total Return Portfolio II

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.68	%(b)	3-month LIBOR	BNP Paribas	March 2020	USD	14,200	$(98,558)
3.65	%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD	22,800	(227,626)
3.77	%(b)	3-month LIBOR	Citibank, N.A.	March 2020	USD	26,700	(23,685)
3.71	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	27,800	203,791
3.75	%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	10,200	49,391
3.83	%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD	11,200	(21,585)
4.42	%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	31,600	(1,330,360)
4.24	%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	9,575	(291,559)
4.35	%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD	17,700	314,353
4.44	%(a)	3-month LIBOR	Royal Bank of Scotland Plc	January 2040	USD	6,400	24,390

Total							$203,645

(a)	Fund pays fixed interest rate and receives floating rate.

(b)	Fund pays floating interest rate and receives fixed rate.

(c)	Fund pays fixed interest rate and receives floating rate at expiration date.

•	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Rogers Cable, Inc.	1.02%	Morgan Stanley Capital Services, Inc.	December 2014	BBB	USD	14,200	$32,336

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset Backed Securities	—	$156,361,480	$6,631,664	$162,993,144
Corporate Bonds	—	455,618,162	—	455,618,162
Foreign Agency Obligations	—	90,696,263	—	90,696,263
Foreign Government Obligations	—	35,262,429	—	35,262,429
Non-Agency Mortgage-Backed Securities	—	549,851,563	11,007,412	560,858,975
Preferred Securities	—	35,207,475	—	35,207,475
Taxable Municipal Bonds	—	56,214,992	—	56,214,992
U.S. Government Sponsored Agency Securities	—	1,944,084,283	4,409,238	1,948,493,521
U.S. Treasury Obligations	—	590,039,758	—	590,039,758
Short-Term Securities	—	22,232,374	—	22,232,374
Liabilities:
Borrowed Bonds	—	(30,364,222)	—	(30,364,222)
TBA Sale Commitments	—	(819,966,846)	—	(819,966,846)

Total	—	$3,085,237,711	$22,048,314	$3,107,286,025

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	49

Schedule of Investments (concluded)	BlackRock Total Return Portfolio II

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$914,521	$25,139,974	—	$26,054,495
Liabilities	(198,320)	(32,141,841)	$(30,630,080)	(93,334,463)

Total	$716,201	$(7,001,867)	$(30,630,080)	$(36,915,746)

1	Other financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts, swaps and TALF loans. Foreign currency exchange contracts, financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased, options written and TALF loans are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Balance, as of September 30, 2009	$6,631,664	$—	$6,631,664
Accrued discounts/premiums	4,260	432	4,692
Realized gain/loss	—	—	—
Change in unrealized appreciation/depreciation[3]	(4,260)	27,155	22,895
Net purchases/sales	—	10,979,825	10,979,825
Transfers in/out of Level 3	—	—	—

Balance, as of March 31, 2010	$6,631,664	$11,007,412	$17,639,076

	U.S. Government Sponsored Agency Obligations	Other Financial Instruments[2]	Total
Balance, as of September 30, 2009	$6,152,388	$(59,546,526)	$(53,394,138)
Accrued discounts/premiums	—	—	—
Realized gain/loss	—	—	—
Change in unrealized appreciation/depreciation[3]	(50,994)	584,465	533,471
Net purchases/sales	(1,692,156)	(28,935,347)	(30,627,503)
Transfers in/out of Level 3	—	57,267,328	57,267,328

Balance, as of March 31, 2010	$4,409,238	$(30,630,080)	$(26,220,842)

2	Other financial instruments are swaps and TALF loans.

3	The change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $(360,827) which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2010

Statements of Assets and Liabilities

March 31, 2010 (Unaudited)	BlackRock Government Income Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Assets
Investments at value - unaffiliated[1,2]	$2,232,729,474	$2,351,926,222	$1,461,452,650	$3,975,005,288
Investments at value - affiliated[3]	62,040,406	58,402,787	21,100,326	—
Cash	1,784,355	—	—	8,380,686
Cash pledged as collateral in connection with financial futures contracts	—	—	11,000	25,000
Cash pledged as collateral in connection with swaps	—	500,000	540,000	—
Foreign currency at value[4]	—	2,659,832	808,518	211,226
Investments sold receivable	1,273,860,553	80,361,180	8,346,407	923,673,596
TBA sale commitments receivable	978,075,955	—	—	821,368,680
Interest receivable	10,600,374	43,296,895	10,788,905	22,526,892
Unrealized appreciation on swaps	4,443,467	702,177	237,550	6,683,131
Capital shares sold receivable	2,917,788	9,141,052	2,361,242	3,566,691
Margin variation receivable	190,347	—	114,830	33,090
Prepaid expenses	105,171	187,118	150,924	198,997
Receivable from advisor	17,884	10,230	13,775	39,334
Principal paydown receivable	4,825	—	1,167,623	1,134,665
Dividends receivable - affiliated	2,236	2,040	286	522
Unrealized appreciation on foreign currency exchange contracts	—	2,330,863	464,306	1,166,851
Dividends receivable	—	58,226	—	—
Securities lending income receivable - affiliated	—	152	—	—
Other assets	—	53,100	—	—

Total assets	4,566,772,835	2,549,631,874	1,507,558,342	5,764,014,649

Liabilities
Loans payable	—	—	60,350,498	103,147,685
Investments purchased payable	2,106,902,844	132,191,816	31,445,047	1,771,658,068
TBA sale commitments at value[5]	976,708,766	—	—	819,966,846
Reverse repurchase agreements	342,179,475	—	145,201,830	870,355,759
Treasury rolls payable	66,805,189	—	—	40,880,787
Borrowed bonds[6]	—	—	—	30,364,222
Capital shares redeemed payable	13,536,331	5,327,388	2,915,861	2,177,185
Options written at value[7]	12,443,799	—	4,712,431	26,536,973
Unrealized depreciation on swaps	4,671,715	2,277,726	1,022,754	6,447,150
Income dividends payable	2,953,057	5,145,371	757,301	2,792,022
Interest expense payable	1,834,230	—	111,852	2,321,875
Other affiliates payable	819,966	809,308	335,053	672,552
Premiums received for swap contracts	718,640	284,130	58,015	389,740
Service and distribution fees payable	382,497	363,575	208,357	164,913
Investment advisory fees payable	289,791	938,511	353,266	586,789
Margin variation payable	41,835	—	132	1,001,918
Officer’s and Trustees’ fees payable	15,410	11,892	10,980	21,502
Bank overdraft	—	1,203,202	958,907	—
Collateral at value - securities loaned	—	233,200	—	—
Unrealized depreciation on foreign currency exchange contracts	—	791,022	—	840,949
Other accrued expenses payable	399,870	201,083	167,834	107,187

Total liabilities	3,530,703,415	149,778,224	248,610,118	3,680,434,122

Net Assets	$1,036,069,420	$2,399,853,650	$1,258,948,224	$2,083,580,527

Net Assets Consist of
Paid-in capital	$1,146,573,989	$2,545,377,995	$1,350,682,824	$2,300,502,983
Undistributed (distributions in excess of) net investment income	(1,099,886)	(1,719,492)	867,079	(5,568,399)
Accumulated net realized loss	(95,754,323)	(214,196,575)	(103,041,319)	(199,030,639)
Net unrealized appreciation/depreciation	(13,650,360)	70,391,722	10,439,640	(12,323,418)

Net Assets	$1,036,069,420	$2,399,853,650	$1,258,948,224	$2,083,580,527

[1] Investments at cost - unaffiliated	$2,251,899,921	$2,285,182,576	$1,451,544,655	$4,001,962,147
[2] Securities loaned	—	—	—	—
[3] Investments at cost - affiliated	$62,040,406	$58,402,787	$20,992,891	$—
[4] Foreign currency at cost	—	$2,667,883	$822,354	$211,255
[5] Proceeds received TBA sale commitments	$978,075,955	—	—	$821,368,680
[6] Proceeds received borrowed bond agreements	—	—	—	$30,523,058
[7] Premiums received	$17,276,885	—	$5,420,957	$38,435,913
See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	51

Statements of Assets and Liabilities (continued)

March 31, 2010 (Unaudited)	BlackRock Government Income Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Net Asset Value
BlackRock
Net assets	$88,428	$608,886,633	$313,833,103	$1,066,302,061

Shares outstanding[8]	8,557	82,797,826	32,852,178	116,715,700

Net asset value	$10.33	$7.35	$9.55	$9.14

Institutional
Net assets	$62,872,748	$566,616,102	$255,330,151	$597,708,901

Shares outstanding[8]	6,082,682	77,076,168	26,700,591	65,582,460

Net asset value	$10.34	$7.35	$9.56	$9.11

Service
Net assets	$1,359,023	$166,557,566	$368,015,567	$39,441,266

Shares outstanding[8]	131,549	22,647,317	38,494,617	4,325,629

Net asset value	$10.33	$7.35	$9.56	$9.12

Investor A
Net assets	$601,619,108	$851,676,718	$169,379,232	$255,881,259

Shares outstanding[8]	58,164,455	115,842,390	17,719,538	28,041,989

Net asset value	$10.34	$7.35	$9.56	$9.12

Investor A1
Net assets	—	—	$25,218,892	—

Shares outstanding[8]	—	—	2,635,691	—

Net asset value	—	—	$9.57	—

Investor B
Net assets	$11,127,668	$22,834,736	$6,897,181	$11,297,975

Shares outstanding[8]	1,075,552	3,105,289	721,113	1,238,850

Net asset value	$10.35	$7.35	$9.56	$9.12

Investor B1
Net assets	$80,749,712	$18,610,129	$549,403	—

Shares outstanding[8]	7,807,313	2,531,185	57,479	—

Net asset value	$10.34	$7.35	$9.56	—

8	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2010

Statements of Assets and Liabilities (concluded)

March 31, 2010 (Unaudited)	BlackRock Government Income Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Net asset value
Investor B2
Net assets	—	—	$4,107,850	—

Shares outstanding[8]	—	—	429,727	—

Net asset value	—	—	$9.56	—

Investor C
Net assets	$72,288,553	$122,586,047	$90,539,728	$112,606,226

Shares outstanding[8]	6,999,446	16,659,682	9,474,178	12,394,974

Net asset value	$10.33	$7.36	$9.56	$9.08

Investor C1
Net assets	$149,190,404	$26,578,142	$6,062,630	—

Shares outstanding[8]	14,447,974	3,609,840	634,203	—

Net asset value	$10.33	$7.36	$9.56	—

Investor C2
Net assets	—	—	$19,014,487	—

Shares outstanding[8]	—	—	1,989,252	—

Net asset value	—	—	$9.56	—

Class R
Net assets	$56,773,776	$15,507,577	—	$342,839

Shares outstanding[8]	5,492,363	2,110,034	—	37,558

Net asset value	$10.34	$7.35	—	$9.13

8	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	53

Statements of Operations

Six Months Ended March 31, 2010 (Unaudited)	BlackRock Government Income Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Investment Income
Interest	$26,473,177	$109,692,343	$25,020,047	$60,935,479
Dividends - affiliated	18,926	14,503	587,165	11,806
Dividends	—	1,027,539	48,850	9,307
Securities lending - affiliated	—	180	—	—

Total income	26,492,103	110,734,565	25,656,062	60,956,592

Expenses
Investment advisory	2,747,399	5,286,835	2,990,039	5,344,611
Service and distribution - class specific	2,370,406	2,050,136	1,160,350	960,746
Transfer agent - class specific	1,409,702	1,364,354	512,300	1,030,013
Administration	380,116	694,445	409,772	701,922
Administration - class specific	131,058	261,735	151,859	232,197
Custodian	170,449	76,835	45,016	157,951
Printing	91,671	158,644	87,598	136,786
Professional	58,360	72,225	69,529	128,418
Registration	38,641	71,902	53,888	43,721
Officer and Trustees	19,187	27,921	17,989	31,806
Borrowing costs[1]	—	—	67,150	93,022
Miscellaneous	61,263	86,768	47,724	107,740
Recoupment of past waived fees - class specific	10,573	6,202	50,534	109

Total expenses excluding interest expense and fees	7,488,825	10,158,002	5,663,748	8,969,042
Interest expense	1,097,116	17,120	1,008,943	2,461,123

Total expenses	8,585,941	10,175,122	6,672,691	11,430,165

Less fees waived by advisor	(1,069,933)	(7,711)	(1,234,120)	(1,528,235)
Less administration fees waived - class specific	(45,337)	(147,282)	(73,340)	(181,973)
Less transfer agent fees waived - class specific	(2,904)	(3,631)	(1,534)	(10,919)
Less transfer agent fees reimbursed - class specific	(169,914)	(52,913)	(84,664)	(263,720)
Less fees paid indirectly	(235)	(1,426)	(140)	(312)

Total expenses after fees waived, reimbursed and paid indirectly	7,297,618	9,962,159	5,278,893	9,445,006

Net investment income	19,194,485	100,772,406	20,377,169	51,511,586

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	8,621,231	92,125,668	(6,325,595)	(18,775,136)
Options written	10,251,067	—	5,778,637	19,398,184
Financial futures contracts	(20,725,980)	—	893,965	(2,390,621)
Swaps	(671,632)	(11,137,293)	1,689,029	4,513,275
Foreign currency transactions	—	16,136,621	3,169,040	1,034,476

	(2,525,314)	97,124,996	5,205,076	3,780,178

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	(14,295,932)	102,046,105	21,402,139	17,629,872
Investments - affiliated	—	—	(352,297)	—
Options written	1,992,530	—	(181,027)	12,497,258
Financial futures contracts	460,698	—	54,155	(678,537)
Swaps	1,768,823	9,193,131	(730,939)	(5,703,114)
Foreign currency transactions	(459,661)	4,686,053	357,722	(626,020)
Borrowed bonds	—	—	—	158,836

	(10,533,542)	115,925,289	20,549,753	23,278,295

Total realized and unrealized gain (loss)	(13,058,856)	213,050,285	25,754,829	27,058,473

Net Increase in Net Assets Resulting from Operations	$6,135,629	$313,822,691	$46,131,998	$78,570,059

1	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2010

Statements of Changes in Net Assets

	BlackRock Government Income Portfolio		BlackRock High Yield Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations
Net investment income	$19,194,485	$49,705,343	$100,772,406	$173,845,251
Net realized gain (loss)	(2,525,314)	21,810,752	97,124,996	(94,117,128)
Net change in unrealized appreciation/depreciation	(10,533,542)	28,944,692	115,925,289	208,074,693

Net increase in net assets resulting from operations	6,135,629	100,460,787	313,822,691	287,802,816

Dividends to Shareholders From
Net investment income:
BlackRock	(2,084)	(1,687)	(26,621,485)	(44,074,456)
Institutional	(1,418,974)	(5,680,651)	(23,113,918)	(41,338,829)
Service	(25,082)	(36,772)	(6,993,425)	(14,582,783)
Investor A	(13,916,565)	(32,327,002)	(32,289,286)	(57,458,390)
Investor B	(236,667)	(784,479)	(984,980)	(2,626,784)
Investor B1	(1,630,295)	(4,221,002)	(785,918)	(2,389,725)
Investor C	(1,290,927)	(2,986,560)	(4,207,867)	(6,320,726)
Investor C1	(2,823,209)	(6,055,581)	(1,024,088)	(2,270,044)
Class R	(1,171,206)	(2,458,578)	(568,509)	(895,068)

Decrease in net assets resulting from dividends to shareholders	(22,515,009)	(54,552,312)	(96,589,476)	(171,956,805)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(134,234,357)	(233,047,071)	(16,214,967)	453,627,476

Redemption Fees
Redemption fees	—	—	35,875	197,218

Net Assets
Total increase (decrease) in net assets	(150,613,737)	(187,138,596)	201,054,123	569,670,705
Beginning of period	1,186,683,157	1,373,821,753	2,198,799,527	1,629,128,822

End of period	$1,036,069,420	$1,186,683,157	$2,399,853,650	$2,198,799,527

Undistributed (distributions in excess of) net investment income	$(1,099,886)	$2,220,638	$(1,719,492)	$(5,902,422)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	55

Statements of Changes in Net Assets (concluded)

	BlackRock Low Duration Bond Portfolio		BlackRock Total Return Portfolio II
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations
Net investment income	$20,377,169	$39,342,022	$51,511,586	$127,524,236
Net realized gain (loss)	5,205,076	(43,258,408)	3,780,178	(135,302,700)
Net change in unrealized appreciation/depreciation	20,549,753	60,030,554	23,278,295	251,218,089

Net increase in net assets resulting from operations	46,131,998	56,114,168	78,570,059	243,439,625

Dividends to Shareholders From
Net investment income:
BlackRock	(6,416,257)	(10,028,926)	(33,791,517)	(75,626,942)
Institutional	(5,395,069)	(8,064,452)	(19,929,610)	(50,315,839)
Service	(7,058,532)	(14,097,764)	(1,037,802)	(2,589,947)
Investor A	(2,808,153)	(3,070,739)	(6,337,906)	(11,987,889)
Investor A1	(510,568)	(1,138,140)	—	—
Investor B	(129,865)	(393,742)	(284,813)	(899,697)
Investor B1	(11,625)	(25,226)	—	—
Investor B2	(81,590)	(215,661)	—	—
Investor C	(1,193,231)	(1,490,093)	(2,545,299)	(4,608,134)
Investor C1	(101,660)	(229,225)	—	—
Investor C2	(356,302)	(755,251)	—	—
Class R	—	—	(8,114)	(10,875)

Decrease in net assets resulting from dividends to shareholders	(24,062,852)	(39,509,219)	(63,935,061)	(146,039,323)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	119,279,079	(10,312,641)	(387,123,065)	(447,208,101)

Net Assets
Total increase (decrease) in net assets	141,348,225	6,292,308	(372,488,067)	(349,807,799)
Beginning of period	1,117,599,999	1,111,307,691	2,456,068,594	2,805,876,393

End of period	$1,258,948,224	$1,117,599,999	$2,083,580,527	$2,456,068,594

Undistributed (distributions in excess of) net investment income	$867,079	$4,552,762	$(5,568,399)	$6,855,076

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2010

Statements of Cash Flows

For the Six Months Ended March 31, 2010 (Unaudited)	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Cash Provided by Operating Activities
Cash flows from operating activities:
Net increase in net assets resulting from operations:	$46,131,998	$78,570,059
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Decrease in dividends receivable - affiliated	1,245	14,993
Increase in interest receivable	(3,769,485)	(5,367,109)
Increase in prepaid expenses	(55,068)	(55,185)
Increase (decrease) in investment advisory fees payable	70,078	(94,226)
Increase in swap premiums received	—	389,740
Increase in other affiliates payable	39,448	100,046
Decrease in receivable advisor	—	37,571
Decrease in collateral received for swaps	(600,000)	—
Increase in bank overdrafts	888,425	—
Increase in segregated cash for financial futures contracts	(551,000)	(25,000)
Increase in receivable from TBA sale commitments	—	(398,883,668)
Increase in receivable from principal paydowns	(1,121,901)	(946,483)
Increase in receivable advisor	(11,910)	—
Increase in TBA sale commitments	—	395,017,508
Increase in treasury rolls payable	—	40,880,787
Decrease in other accrued expense payable	(56,222)	(77,697)
Increase (decrease) in net margin variation payable	(53,943)	1,399,445
Increase in swap premiums paid	58,015	—
Net change in unrealized (appreciation)/depreciation	(20,137,876)	(20,716,692)
Net realized loss from sales of long-term investments	5,689,892	21,214,375
Net change in options written	(6,842,827)	(17,084,272)
Amortization of premium and discount on investments	2,582,718	3,048,259
Proceeds from sales and paydowns of long-term investments	792,546,722	10,820,851,074
Purchases of long-term investments	(1,018,464,956)	(11,359,715,115)
Net purchases of short-term securities	(4,271,391)	(22,881,853)

Cash provided by operating activities	(207,928,038)	(464,323,443)

Cash Used for Financing Activities
Cash receipts from borrowings	73,822,643	917,480,269
Proceeds from shares sold	436,456,873	283,549,084
Shares redeemed	(297,048,194)	(715,203,184)
Cash dividends paid to shareholders	(4,056,193)	(18,088,528)

Cash used for financing activities	209,175,129	467,737,641

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(425,690)	23,183

Cash:
Net increase in cash	821,401	3,437,381
Cash at beginning of period	953	5,154,560

Cash at ending of period	$822,354	$8,591,941

Cash Flow Information:
Cash paid during the period for interest	$954,725	$1,144,156

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$20,160,939	$47,140,269

A Statement of Cash Flows is presented when the Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	57

Financial Highlights	BlackRock Government Income Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007
		2009	2008	2007	2006	2005		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.49	$10.15	$10.34	$10.75	$10.91	$11.18	$10.49	$10.15	$10.33	$10.73

Net investment income[2]	0.22	0.45	0.53	0.55	0.50	0.48	0.20	0.43	0.50	0.53
Net realized and unrealized gain (loss)	(0.13)	0.38	(0.17)	(0.46)	(0.19)	(0.21)	(0.12)	0.38	(0.16)	(0.42)

Net increase from investment operations	0.09	0.83	0.36	0.09	0.31	0.27	0.08	0.81	0.34	0.11

Dividends and distributions from:
Net investment income	(0.25)	(0.49)	(0.55)	(0.50)	(0.47)	(0.52)	(0.23)	(0.47)	(0.52)	(0.51)
Tax return of capital	—	—	—	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.25)	(0.49)	(0.55)	(0.50)	(0.47)	(0.54)	(0.23)	(0.47)	(0.52)	(0.51)

Net asset value, end of period	$10.33	$10.49	$10.15	$10.34	$10.75	$10.91	$10.34	$10.49	$10.15	$10.33

Total Investment Return[3]
Based on net asset value	0.83%[4]	8.35%	3.39%	1.19%	2.96%	2.43%	0.81%[4]	8.15%	3.24%	1.05%[4]

Ratios to Average Net Assets
Total expenses	0.98%[5]	0.85%	0.91%	0.78%	0.70%	0.77%	1.26%[5]	1.02%	1.50%	1.12%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.66%[5]	0.50%	0.62%	0.59%	0.45%	0.45%	0.89%[5]	0.73%	1.16%	0.94%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	0.45%[5]	0.45%	0.45%	0.45%	0.45%	0.45%	0.68%[5]	0.68%	0.70%	0.67%[5]

Net investment income	4.13%[5]	4.38%	5.03%	5.13%	4.65%	4.35%	3.89%[5]	4.11%	4.76%	5.00%[5]

Supplemental Data
Net assets, end of period (000)	$88	$88	$5	$6	$9,440	$9,164	$62,873	$74,994	$168,551	$272,012

Portfolio turnover	1,459%[6]	2,008%[7]	5,424%[8]	1,659%	551%	662%	1,459%[6]	2,008%[7]	5,424%[8]	1,659%

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Government Income Portfolio

	Service						Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period October 27, 2004[1] to September 30, 2005	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006			2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.49	$10.14	$10.33	$10.74	$10.90	$11.21	$10.50	$10.15	$10.34	$10.75	$10.91	$11.18

Net investment income[2]	0.19	0.42	0.49	0.53	0.46	0.40	0.19	0.41	0.48	0.50	0.45	0.43
Net realized and unrealized gain (loss)	(0.13)	0.38	(0.16)	(0.44)	(0.19)	(0.24)	(0.13)	0.39	(0.17)	(0.42)	(0.19)	(0.21)

Net increase from investment operations	0.06	0.80	0.33	0.09	0.27	0.16	0.06	0.80	0.31	0.08	0.26	0.22

Dividends and distributions from:
Net investment income	(0.22)	(0.45)	(0.52)	(0.50)	(0.43)	(0.45)	(0.22)	(0.45)	(0.50)	(0.49)	(0.42)	(0.47)
Tax return of capital	—	—	—	—	—	(0.02)	—	—	—	—	—	(0.02)

Total dividends and distributions	(0.22)	(0.45)	(0.52)	(0.50)	(0.43)	(0.47)	(0.22)	(0.45)	(0.50)	(0.49)	(0.42)	(0.49)

Net asset value, end of period	$10.33	$10.49	$10.14	$10.33	$10.74	$10.90	$10.34	$10.50	$10.15	$10.34	$10.75	$10.91

Total Investment Return[3]
Based on net asset value	0.61%[4]	8.07%	3.08%	0.86%	2.57%	1.46%[4]	0.59%[4]	8.00%	2.92%	0.73%	2.52%	2.01%

Ratios to Average Net Assets
Total expenses	1.28%[5]	1.11%	1.60%	6.95%	1.05%	1.15%[5]	1.30%[5]	1.12%	1.69%	1.40%	1.20%	1.26%

Total expenses excluding recoupment of past waived fees	1.22%[5]	1.11%	1.60%	6.95%	1.05%	1.15%[5]	1.30%[5]	1.12%	1.69%	1.40%	1.20%	1.26%

Total expenses after fees waived, reimbursed and paid indirectly	1.09%[5]	0.89%	1.40%	1.19%	0.82%	0.85%[5]	1.11%[5]	0.95%	1.49%	1.20%	0.89%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	0.90%[5]	0.84%	0.76%	0.72%	0.82%	0.85%[5]	0.92%[5]	0.90%	0.92%	0.92%	0.89%	0.86%

Net investment income	3.61%[5]	3.98%	4.65%	5.06%	4.28%	3.95%[5]	3.65%[5]	3.95%	4.51%	4.75%	4.22%	3.92%

Supplemental Data
Net assets, end of period (000)	$1,359	$1,083	$844	$768	$133	$212,963	$601,619	$697,947	$773,275	$928,828	$310,258	$247,380

Portfolio turnover	1,459%[6]	2,008%[7]	5,424%[8]	1,659%	551%	662%	1,459%[6]	2,008%[7]	5,424%[8]	1,659%	551%	662%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,165%.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,449%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	59

Financial Highlights (continued)	BlackRock Government Income Portfolio

	Investor B						Investor B1
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007
		2009	2008	2007	2006	2005		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.50	$10.15	$10.34	$10.75	$10.91	$11.18	$10.50	$10.15	$10.34	$10.74

Net investment income[2]	0.15	0.33	0.39	0.42	0.36	0.35	0.16	0.36	0.42	0.44
Net realized and unrealized gain (loss)	(0.12)	0.39	(0.16)	(0.42)	(0.18)	(0.21)	(0.13)	0.38	(0.17)	(0.41)

Net increase from investment operations	0.03	0.72	0.23	—	0.18	0.14	0.03	0.74	0.25	0.03

Dividends and distributions from:
Net investment income	(0.18)	(0.37)	(0.42)	(0.41)	(0.34)	(0.39)	(0.19)	(0.39)	(0.44)	(0.43)
Tax return of capital	—	—	—	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.18)	(0.37)	(0.42)	(0.41)	(0.34)	(0.41)	(0.19)	(0.39)	(0.44)	(0.43)

Net asset value, end of period	$10.35	$10.50	$10.15	$10.34	$10.75	$10.91	$10.34	$10.50	$10.15	$10.34

Total Investment Return[3]
Based on net asset value	0.27%[4]	7.18%	2.09%	(0.04)%	1.67%	1.25%	0.32%[4]	7.45%	2.37%	0.26%[4]

Ratios to Average Net Assets
Total expenses	2.11%[5]	1.90%	2.51%	2.09%	1.94%	1.90%	1.93%[5]	1.69%	2.24%	2.00%[5]

Total expenses excluding recoupment of past waived fees	2.11%[5]	1.90%	2.51%	2.09%	1.94%	1.90%	1.93%[5]	1.69%	2.24%	2.00%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.92%[5]	1.73%	2.31%	1.92%	1.72%	1.61%	1.66%[5]	1.48%	2.01%	1.71%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	1.75%[5]	1.68%	1.72%	1.68%	1.72%	1.61%	1.47%[5]	1.42%	1.45%	1.46%[5]

Net investment income	2.82%[5]	3.18%	3.74%	3.99%	3.37%	3.20%	3.10%[5]	3.42%	3.98%	4.22%[5]

Supplemental Data
Net assets, end of period (000)	$11,128	$16,801	$21,196	$24,133	$32,098	$42,479	$80,750	$96,244	$124,733	$161,302

Portfolio turnover	1,459%[6]	2,008%[7]	5,424%[8]	1,659%	551%	662%	1,459%[6]	2,008%[7]	5,424%[8]	1,659%

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Government Income Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.48	$10.14	$10.33	$10.73	$10.89	$11.16

Net investment income[2]	0.15	0.33	0.38	0.42	0.37	0.35
Net realized and unrealized gain (loss)	(0.12)	0.37	(0.16)	(0.41)	(0.19)	(0.21)

Net increase from investment operations	0.03	0.70	0.22	0.01	0.18	0.14

Dividends and distributions from:
Net investment income	(0.18)	(0.36)	(0.41)	(0.41)	(0.34)	(0.39)
Tax return of capital	—	—	—	—	—	(0.02)

Total dividends and distributions	(0.18)	(0.36)	(0.41)	(0.41)	(0.34)	(0.41)

Net asset value, end of period	$10.33	$10.48	$10.14	$10.33	$10.73	$10.89

Total Investment Return[3]
Based on net asset value	0.26%[4]	7.01%	2.01%	0.05%	1.76%	1.25%

Ratios to Average Net Assets
Total expenses	2.18%[5]	1.98%	2.65%	2.13%	1.85%	1.90%

Total expenses excluding recoupment of past waived fees	2.15%[5]	1.97%	2.65%	2.13%	1.85%	1.90%

Total expenses after fees waived, reimbursed and paid indirectly	1.99%[5]	1.80%	2.42%	1.95%	1.63%	1.61%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	1.78%[5]	1.75%	1.80%	1.68%	1.63%	1.61%

Net investment income	2.81%[5]	3.13%	3.70%	4.01%	3.48%	3.19%

Supplemental Data
Net assets, end of period (000)	$72,289	$79,047	$56,398	$36,207	$34,062	$31,840

Portfolio turnover	1,459%[6]	2,008%[7]	5,424%[8]	1,659%	551%	662%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,165%.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,449%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	61

Financial Highlights (continued)	BlackRock Government Income Portfolio

	Investor C1				Class R
	Six Moths Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007	Six Moths Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007
		2009	2008			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.48	$10.14	$10.32	$10.72	$10.49	$10.15	$10.33	$10.74

Net investment income[2]	0.16	0.35	0.41	0.44	0.18	0.38	0.44	0.47
Net realized and unrealized gain (loss)	(0.12)	0.37	(0.15)	(0.42)	(0.12)	0.38	(0.15)	(0.42)

Net increase from investment operations	0.04	0.72	0.26	0.02	0.06	0.76	0.29	0.05

Dividends from net investment income	(0.19)	(0.38)	(0.44)	(0.42)	(0.21)	(0.42)	(0.47)	(0.46)

Net asset value, end of period	$10.33	$10.48	$10.14	$10.32	$10.34	$10.49	$10.15	$10.33

Total Investment Return[3]
Based on net asset value	0.39%[4]	7.24%	2.39%	0.19%[4]	0.54%[4]	7.56%	2.71%	0.41%[4]

Ratios to Average Net Assets
Total expenses	2.05%[5]	1.84%	2.41%	2.16%[5]	1.71%[5]	1.54%	2.14%	1.86%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.73%[5]	1.58%	2.10%	1.80%[5]	1.41%[5]	1.26%	1.80%	1.51%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	1.53%[5]	1.52%	1.53%	1.53%[5]	1.21%[5]	1.21%	1.21%	1.21%[5]

Net investment income	3.06%[5]	3.33%	3.90%	4.16%[5]	3.36%[5]	3.64%	4.21%	4.51%[5]

Supplemental Data
Net assets, end of period (000)	$149,190	$158,989	$167,822	$185,006	$56,774	$61,490	$60,997	$48,025

Portfolio turnover	1,459%[6]	2,008%[7]	5,424%[8]	1,659%	1,459%[6]	2,008%[7]	5,424%[8]	1,659%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,165%.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,449%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$6.68	$6.61	$7.98	$7.92	$8.09	$8.14	$6.68	$6.61	$7.98	$7.92	$8.09	$8.14

Net investment income[1]	0.32	0.62	0.62	0.63	0.58	0.64	0.32	0.62	0.62	0.62	0.58	0.63
Net realized and unrealized gain (loss)[2]	0.66	0.07	(1.34)	0.04	0.00 [3]	0.05	0.66	0.06	(1.35)	0.05	(0.01)	0.04

Net increase (decrease) from investment operations	0.98	0.69	(0.72)	0.67	0.58	0.69	0.98	0.68	(0.73)	0.67	0.57	0.67

Dividends and distributions from:
Net investment income	(0.31)	(0.62)	(0.65)	(0.61)	(0.61)	(0.60)	(0.31)	(0.61)	(0.64)	(0.61)	(0.60)	(0.58)
Net realized gain	—	—	—	—	(0.14)	(0.14)	—	—	—	—	(0.14)	(0.14)

Total dividends and distributions	(0.31)	(0.62)	(0.65)	(0.61)	(0.75)	(0.74)	(0.31)	(0.61)	(0.64)	(0.61)	(0.74)	(0.72)

Net asset value, end of period	$7.35	$6.68	$6.61	$7.98	$7.92	$8.09	$7.35	$6.68	$6.61	$7.98	$7.92	$8.09

Total Investment Return4, [5]
Based on net asset value	14.96%[6]	12.82%	(9.61)%	8.66%	7.67%	8.69%	14.91%[6]	12.75%	(9.66)%	8.59%	7.57%	8.53%

Ratios to Average Net Assets
Total expenses	0.60%[7]	0.63%	0.68%	0.72%	0.71%	0.77%	0.71%[7]	0.69%	0.71%	0.73%	0.76%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly	0.58%[7]	0.56%	0.58%	0.60%	0.55%	0.55%	0.67%[7]	0.63%	0.64%	0.66%	0.64%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.58%[7]	0.56%	0.55%	0.55%	0.55%	0.55%	0.67%[7]	0.63%	0.61%	0.61%	0.63%	0.70%

Net investment income	9.25%[7]	10.95%	8.38%	7.75%	7.41%	7.91%	9.15%[7]	10.98%	8.31%	7.68%	7.35%	7.75%

Supplemental Data
Net assets, end of period (000)	$608,887	$615,626	$369,888	$317,610	$219,996	$169,532	$566,616	$502,356	$341,461	$372,129	$174,190	$165,805

Portfolio turnover	59%	99%	65%	69%	105%	129%	59%	99%	65%	69%	105%	129%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	63

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Service						Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$6.68	$6.61	$7.98	$7.93	$8.09	$8.14	$6.68	$6.61	$7.98	$7.92	$8.09	$8.14

Net investment income[1]	0.31	0.60	0.59	0.60	0.56	0.61	0.31	0.60	0.59	0.59	0.55	0.60
Net realized and unrealized gain (loss)[2]	0.65	0.07	(1.34)	0.04	0.00 [3]	0.04	0.65	0.06	(1.34)	0.05	0.00 [3]	0.05

Net increase (decrease) from investment operations	0.96	0.67	(0.75)	0.64	0.56	0.65	0.96	0.66	(0.75)	0.64	0.55	0.65

Dividends and distributions from:
Net investment income	(0.29)	(0.60)	(0.62)	(0.59)	(0.58)	(0.56)	(0.29)	(0.59)	(0.62)	(0.58)	(0.58)	(0.56)
Net realized gain	—	—	—	—	(0.14)	(0.14)	—	—	—	—	(0.14)	(0.14)

Total dividends and distributions	(0.29)	(0.60)	(0.62)	(0.59)	(0.72)	(0.70)	(0.29)	(0.59)	(0.62)	(0.58)	(0.72)	(0.70)

Net asset value, end of period	$7.35	$6.68	$6.61	$7.98	$7.93	$8.09	$7.35	$6.68	$6.61	$7.98	$7.92	$8.09

Total Investment Return4, [5]
Based on net asset value	14.72%[6]	12.37%	(10.00)%	8.14%	7.43%	8.24%	14.70%[6]	12.36%	(9.98)%	8.22%	7.22%	8.24%

Ratios to Average Net Assets
Total expenses	1.00%[7]	1.04%	1.10%	1.04%	1.00%	1.14%	1.05%[7]	1.16%	1.25%	1.24%	1.24%	1.25%

Total expenses excluding recoupment of past waived fees	1.00%[7]	1.02%	1.10%	1.04%	1.00%	1.14%	1.05%[7]	1.16%	1.25%	1.24%	1.24%	1.25%

Total expenses after fees waived, reimbursed and paid indirectly	1.00%[7]	0.96%	1.02%	0.96%	0.88%	0.96%	1.05%[7]	0.98%	0.99%	1.01%	0.96%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.00%[7]	0.96%	0.99%	0.91%	0.88%	0.96%	1.05%[7]	0.98%	0.96%	0.96%	0.96%	0.96%

Net investment income	8.83%[7]	10.69%	7.91%	7.36%	7.09%	7.51%	8.78%[7]	10.67%	7.95%	7.32%	6.98%	7.41%

Supplemental Data
Net assets, end of period (000)	$166,558	$163,915	$147,534	$184,474	$231,543	$158,083	$851,677	$731,290	$592,845	$586,748	$423,297	$262,920

Portfolio turnover	59%	99%	65%	69%	105%	129%	59%	99%	65%	69%	105%	129%

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B						Investor B1
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[8] to September 30, 2007
		2009	2008	2007	2006	2005		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$6.68	$6.61	$7.98	$7.92	$8.09	$8.14	$6.68	$6.61	$7.98	$7.92

Net investment income[1]	0.28	0.56	0.54	0.54	0.50	0.55	0.29	0.58	0.56	0.56
Net realized and unrealized gain (loss)[2]	0.66	0.06	(1.35)	0.04	(0.01)	0.04	0.66	0.06	(1.35)	0.04

Net increase (decrease) from investment operations	0.94	0.62	(0.81)	0.58	0.49	0.59	0.95	0.64	(0.79)	0.60

Dividends and distributions from:
Net investment income	(0.27)	(0.55)	(0.56)	(0.52)	(0.52)	(0.50)	(0.28)	(0.57)	(0.58)	(0.54)
Net realized gain	—	—	—	—	(0.14)	(0.14)	—	—	—	—

Total dividends and distributions	(0.27)	(0.55)	(0.56)	(0.52)	(0.66)	(0.64)	(0.28)	(0.57)	(0.58)	(0.54)

Net asset value, end of period	$7.35	$6.68	$6.61	$7.98	$7.92	$8.09	$7.35	$6.68	$6.61	$7.98

Total Investment Return4, [5]
Based on net asset value	14.27%[6]	11.55%	(10.66)%	7.44%	6.43%	7.44%	14.45%[6]	11.86%	(10.39)%	7.68%[6]

Ratios to Average Net Assets
Total expenses	1.79%[7]	1.85%	1.85%	1.84%	1.89%	1.89%	1.49%[7]	1.55%	1.52%	1.57%[7]

Total expenses excluding recoupment of past waived fees	1.79%[7]	1.84%	1.85%	1.84%	1.89%	1.89%	1.49%[7]	1.55%	1.52%	1.57%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.79%[7]	1.72%	1.74%	1.74%	1.71%	1.71%	1.49%[7]	1.43%	1.45%	1.48%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.79%[7]	1.72%	1.70%	1.69%	1.71%	1.71%	1.49%[7]	1.43%	1.42%	1.43%[7]

Net investment income	8.07%[7]	10.11%	7.23%	6.61%	6.31%	6.74%	8.37%[7]	10.47%	7.52%	6.90%[7]

Supplemental Data
Net assets, end of period (000)	$22,835	$27,218	$38,234	$66,014	$87,651	$110,420	$18,610	$21,173	$40,215	$82,924

Portfolio turnover	59%	99%	65%	69%	105%	129%	59%	99%	65%	69%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Annualized.

8	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	65

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$6.68	$6.62	$7.98	$7.93	$8.10	$8.15

Net investment income[1]	0.28	0.56	0.54	0.53	0.50	0.55
Net realized and unrealized gain (loss)[2]	0.67	0.05	(1.34)	0.04	(0.01)	0.04

Net increase (decrease) from investment operations	0.95	0.61	(0.80)	0.57	0.49	0.59

Dividends and distributions from:
Net investment income	(0.27)	(0.55)	(0.56)	(0.52)	(0.52)	(0.50)
Net realized gain	—	—	—	—	(0.14)	(0.14)

Total dividends and distributions	(0.27)	(0.55)	(0.56)	(0.52)	(0.66)	(0.64)

Net asset value, end of period	$7.36	$6.68	$6.62	$7.98	$7.93	$8.10

Total Investment Return3, [4]
Based on net asset value	14.47%[5]	11.35%	(10.53)%	7.29%	6.42%	7.44%

Ratios to Average Net Assets
Total expenses	1.72%[6]	1.80%	1.85%	1.81%	1.86%	1.89%

Total expenses excluding recoupment of past waived fees	1.72%[6]	1.8%	1.85%	1.81%	1.86%	1.89%

Total expenses after fees waived, reimbursed and paid indirectly	1.72%[6]	1.72%	1.74%	1.73%	1.71%	1.72%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%[6]	1.72%	1.71%	1.68%	1.71%	1.72%

Net investment income	8.08%[6]	9.78%	7.19%	6.59%	6.28%	6.77%

Supplemental Data
Net assets, end of period (000)	$122,586	$99,250	$60,524	$70,573	$51,917	$49,939

Portfolio turnover	59%	99%	65%	69%	105%	129%

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C1				Class R
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[7] to September 30, 2007	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[7] to September 30, 2007
		2009	2008			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$6.69	$6.62	$7.99	$7.93	$6.67	$6.61	$7.98	$7.92

Net investment income[1]	0.29	0.57	0.56	0.55	0.30	0.59	0.58	0.58
Net realized and unrealized gain (loss)[2]	0.65	0.06	(1.35)	0.05	0.66	0.05	(1.35)	0.04

Net increase (decrease) from investment operations	0.94	0.63	(0.79)	0.60	0.96	0.64	(0.77)	0.62

Dividends from net investment income	(0.27)	(0.56)	(0.58)	(0.54)	(0.28)	(0.58)	(0.60)	(0.56)

Net asset value, end of period	$7.36	$6.69	$6.62	$7.99	$7.35	$6.67	$6.61	$7.98

Total Investment Return3, [4]
Based on net asset value	14.38%[5]	11.75%	(10.45)%[3]	7.60%[3,5]	14.74%[5]	11.95%	(10.17)%	7.95%[5]

Ratios to Average Net Assets
Total expenses	1.57%[6]	1.64%	1.62%	1.65%[6]	1.49%[6]	1.71%	1.69%	1.55%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.57%[6]	1.51%	1.52%	1.54%[6]	1.28%[6]	1.20%	1.20%	1.22%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.57%[6]	1.51%	1.49%	1.49%[6]	1.28%[6]	1.20%	1.17%	1.17%[6]

Net investment income	8.26%[6]	10.22%	7.43%	6.82%[6]	8.54%[6]	10.43%	7.75%	7.16%[6]

Supplemental Data
Net assets, end of period (000)	$26,578	$25,781	$29,269	$42,885	$15,508	$12,190	$9,159	$7,189

Portfolio turnover	59%	99%	65%	69%	59%	99%	65%	69%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Annualized.

7	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	67

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$9.33	$9.95	$9.86	$9.92	$10.09	$9.39	$9.34	$9.96	$9.87	$9.93	$10.09

Net investment income[1]	0.17	0.39	0.47	0.44	0.40	0.32	0.17	0.38	0.47	0.44	0.38	0.31
Net realized and unrealized gain (loss)	0.20	0.05	(0.63)	0.09	(0.05)	(0.17)[2]	0.20	0.06	(0.63)	0.09	(0.04)	(0.17)[2]

Net increase (decrease) from investment operations	0.37	0.44	(0.16)	0.53	0.35	0.15	0.37	0.44	(0.16)	0.53	0.34	0.14

Dividends from net investment income	(0.20)	(0.39)	(0.46)	(0.44)	(0.41)	(0.32)	(0.20)	(0.39)	(0.46)	(0.44)	(0.40)	(0.30)

Net asset value, end of period	$9.55	$9.38	$9.33	$9.95	$9.86	$9.92	$9.56	$9.39	$9.34	$9.96	$9.87	$9.93

Total Investment Return[3]
Based on net asset value	3.97%[4]	5.02%	(1.68)%	5.55%	3.61%	1.49%[5]	3.95%[4]	4.98%	(1.73)%	5.50%	3.51%	1.43%[5]

Ratios to Average Net Assets
Total expenses	0.82%[6]	0.69%	0.69%	0.66%	0.68%	0.68%	0.91%[6]	0.76%	0.78%	0.67%	0.73%	0.80%

Total expenses after fees waived, reimbursed and paid indirectly	0.59%[6]	0.43%	0.42%	0.40%	0.41%	0.40%	0.63%[6]	0.46%	0.47%	0.44%	0.50%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.42%[6]	0.41%	0.40%	0.40%	0.40%	0.40%	0.46%[6]	0.44%	0.45%	0.44%	0.49%	0.55%

Net investment income	3.63%[6]	4.37%	4.79%	4.50%	4.02%	3.22%	3.59%[6]	4.30%	4.74%	4.46%	3.88%	3.07%

Supplemental Data
Net assets, end of period (000)	$313,833	$224,546	$302,436	$419,426	$540,714	$543,043	$255,330	$262,138	$345,204	$223,922	$218,192	$378,712

Portfolio turnover	57%[7]	154%[8]	149%[9]	148%	72%	127%	57%[7]	154%[8]	149%[9]	148%	72%	127%

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Service
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$9.34	$9.96	$9.87	$9.93	$10.09

Net investment income[1]	0.15	0.35	0.43	0.41	0.35	0.28
Net realized and unrealized gain (loss)	0.21	0.04	(0.62)	0.09	(0.04)	(0.16)[2]

Net increase (decrease) from investment operations	0.36	0.39	(0.19)	0.50	0.31	0.12

Dividends from net investment income	(0.18)	(0.35)	(0.43)	(0.41)	(0.37)	(0.28)

Net asset value, end of period	$9.56	$9.38	$9.34	$9.96	$9.87	$9.93

Total Investment Return[3]
Based on net asset value	3.87%[4]	4.49%	(2.06)%	5.17%	3.19%	1.17%[5]

Ratios to Average Net Assets
Total expenses	1.20%[6]	1.06%	1.04%	0.99%	1.04%	1.05%

Total expenses excluding recoupment of past waived fees	1.18%[6]	1.06%	1.04%	0.99%	1.04%	1.05%

Total expenses after fees waived, reimbursed and paid indirectly	0.99%[6]	0.82%	0.81%	0.76%	0.82%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.83%[6]	0.80%	0.79%	0.76%	0.81%	0.81%

Net investment income	3.23%[6]	3.90%	4.41%	4.14%	3.59%	2.82%

Supplemental Data
Net assets, end of period (000)	$368,016	$373,497	$250,955	$251,037	$246,965	$377,470

Portfolio turnover	57%[7]	154%[8]	149%[9]	148%	72%	127%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Annualized.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 48%.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

9	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	69

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A						Investor A1
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007
		2009	2008	2007	2006	2005		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$9.34	$9.96	$9.87	$9.93	$10.10	$9.39	$9.34	$9.96	$9.88

Net investment income[2]	0.15	0.34	0.43	0.41	0.35	0.28	0.16	0.37	0.45	0.42
Net realized and unrealized gain (loss)	0.21	0.05	(0.63)	0.09	(0.04)	(0.17)[3]	0.21	0.05	(0.63)	0.08

Net increase (decrease) from investment operations	0.36	0.39	(0.20)	0.50	0.31	0.11	0.37	0.42	(0.18)	0.50

Dividends from net investment income	(0.18)	(0.35)	(0.42)	(0.41)	(0.37)	(0.28)	(0.19)	(0.37)	(0.44)	(0.42)

Net asset value, end of period	$9.56	$9.38	$9.34	$9.96	$9.87	$9.93	$9.57	$9.39	$9.34	$9.96

Total Investment Return[4]
Based on net asset value	3.88%[5]	4.50%	(2.08)%	5.15%	3.18%	1.07%[6]	3.96%[5]	4.77%	(1.90)%	5.18%[5]

Ratios to Average Net Assets
Total expenses	1.19%[7]	1.08%	1.10%	1.06%	1.19%	1.15%	1.08%[7]	0.96%	0.92%	0.91%[7]

Total expenses excluding recoupment of past waived fees	1.16%[7]	1.05%	1.10%	1.06%	1.19%	1.15%	1.08%[7]	0.96%	0.92%	0.91%[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.99%[7]	0.83%	0.83%	0.78%	0.82%	0.81%	0.82%[7]	0.65%	0.64%	0.62%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.82%[7]	0.81%	0.81%	0.78%	0.81%	0.81%	0.65%[7]	0.63%	0.62%	0.62%[7]

Net investment income	3.21%[7]	3.82%	4.38%	4.14%	3.58%	2.81%	3.40%[7]	4.15%	4.58%	4.28%[7]

Supplemental Data
Net assets, end of period (000)	$169,379	$130,435	$78,813	$72,651	$72,077	$75,652	$25,219	$25,919	$34,801	$39,579

Portfolio turnover	57%[8]	154%[9]	149%[10]	148%	72%	127%	57%[8]	154%[9]	149%[10]	148%

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$9.34	$9.96	$9.87	$9.93	$10.09

Net investment income[2]	0.12	0.29	0.36	0.34	0.28	0.21
Net realized and unrealized gain (loss)	0.20	0.04	(0.63)	0.09	(0.05)	(0.17)[3]

Net increase (decrease) from investment operations	0.32	0.33	(0.27)	0.43	0.23	0.04

Dividends from net investment income	(0.14)	(0.29)	(0.35)	(0.34)	(0.29)	(0.20)

Net asset value, end of period	$9.56	$9.38	$9.34	$9.96	$9.87	$9.93

Total Investment Return[4]
Based on net asset value	3.46%[5]	3.71%	(2.81)%	4.41%	2.41%	0.41%[6]

Ratios to Average Net Assets
Total expenses	2.01%[7]	1.88%	1.84%	1.78%	1.86%	1.81%

Total expenses excluding recoupment of past waived fees	2.01%[7]	1.87%	1.84%	1.78%	1.86%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.79%[7]	1.59%	1.58%	1.49%	1.57%	1.56%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.63%[7]	1.57%	1.56%	1.49%	1.56%	1.56%

Net investment income	2.44%[7]	3.25%	3.65%	3.42%	2.83%	2.06%

Supplemental Data
Net assets, end of period (000)	$6,897	$9,866	$15,451	$22,288	$31,938	$45,942

Portfolio turnover	57%[8]	154%[9]	149%[10]	148%	72%	127%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Includes redemption fees, which are less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Aggregate total investment return.

6	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 48%.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

10	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	71

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B1				Investor B2
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007
		2009	2008			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$9.34	$9.95	$9.87	$9.38	$9.34	$9.95	$9.87

Net investment income[2]	0.13	0.31	0.39	0.36	0.15	0.34	0.42	0.40
Net realized and unrealized gain (loss)	0.21	0.04	(0.62)	0.07	0.20	0.04	(0.62)	0.08

Net increase (decrease) from investment operations	0.34	0.35	(0.23)	0.43	0.35	0.38	(0.20)	0.48

Dividends from net investment income	(0.16)	(0.31)	(0.38)	(0.35)	(0.17)	(0.34)	(0.41)	(0.40)

Net asset value, end of period	$9.56	$9.38	$9.34	$9.95	$9.56	$9.38	$9.34	$9.95

Total Investment Return[3]
Based on net asset value	3.60%[4]	3.97%	(2.45)%	4.49%[4]	3.79%[4]	4.34%	(2.10)%	4.93%[4]

Ratios to Average Net Assets
Total expenses	1.83%[5]	1.72%	1.66%	1.70%[5]	1.46%[5]	1.36%	1.26%	1.33%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.52%[5]	1.33%	1.31%	1.29%[5]	1.15%[5]	0.97%	0.96%	0.86%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.35%[5]	1.31%	1.29%	1.29%[5]	0.98%[5]	0.95%	0.93%	0.86%[5]

Net investment income	2.71%[5]	3.46%	3.93%	3.62%[5]	3.08%[5]	3.86%	4.27%	4.04%[5]

Supplemental Data
Net assets, end of period (000)	$549	$710	$813	$1,435	$4,108	$4,849	$7,287	$11,538

Portfolio turnover	57%[6]	154%[7]	149%[8]	148%	57%[6]	154%[7]	149%[8]	148%

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$9.34	$9.95	$9.87	$9.93	$10.09

Net investment income[2]	0.12	0.28	0.36	0.34	0.28	0.21
Net realized and unrealized gain (loss)	0.21	0.05	(0.62)	0.08	(0.05)	(0.17)[9]

Net increase (decrease) from investment operations	0.33	0.33	(0.26)	0.42	0.23	0.04

Dividends from net investment income	(0.15)	(0.29)	(0.35)	(0.34)	(0.29)	(0.20)

Net asset value, end of period	$9.56	$9.38	$9.34	$9.95	$9.87	$9.93

Total Investment Return[3]
Based on net asset value	3.51%[4]	3.71%	(2.71)%	4.30%	2.42%	0.41%[10]

Ratios to Average Net Assets
Total expenses	1.89%[5]	1.81%	1.81%	1.75%	1.84%	1.81%

Total expenses excluding recoupment of past waived fees	1.89%[5]	1.81%	1.81%	1.75%	1.84%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.69%[5]	1.58%	1.57%	1.49%	1.57%	1.57%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%[5]	1.56%	1.55%	1.49%	1.56%	1.57%

Net investment income	2.49%[5]	3.16%	3.65%	3.42%	2.84%	2.06%

Supplemental Data
Net assets, end of period (000)	$90,540	$59,823	$45,461	$38,222	$50,065	$72,085

Portfolio turnover	57%[6]	154%[7]	149%[8]	148%	72%	127%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 48%.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 63%.

9	Includes redemption fees, which are less than $0.01 per share.

10	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	73

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C1				Investor C2
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007
		2009	2008			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$9.34	$9.96	$9.87	$9.38	$9.34	$9.95	$9.87

Net investment income[2]	0.13	0.31	0.38	0.35	0.15	0.34	0.42	0.39
Net realized and unrealized gain (loss)	0.21	0.04	(0.62)	0.09	0.20	0.04	(0.62)	0.08

Net increase (decrease) from investment operations	0.34	0.35	(0.24)	0.44	0.35	0.38	(0.20)	0.47

Dividends from net investment income	(0.16)	(0.31)	(0.38)	(0.35)	(0.17)	(0.34)	(0.41)	(0.39)

Net asset value, end of period	$9.56	$9.38	$9.34	$9.96	$9.56	$9.38	$9.34	$9.95

Total Investment Return[3]
Based on net asset value	3.60%[4]	3.94%	(2.56)%	4.57%[4]	3.81%[4]	4.35%	(2.07)%	4.88%[4]

Ratios to Average Net Assets
Total expenses	1.72%[5]	1.59%	1.56%	1.55%[5]	1.31%[5]	1.20%	1.16%	1.17%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.52%[5]	1.35%	1.32%	1.33%[5]	1.11%[5]	0.96%	0.93%	0.91%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.35%[5]	1.33%	1.30%	1.33%[5]	0.95%[5]	0.94%	0.91%	0.91%[5]

Net investment income	2.71%[5]	3.45%	3.91%	3.58%[5]	3.11%[5]	3.83%	4.30%	4.00%[5]

Supplemental Data
Net assets, end of period (000)	$6,063	$6,274	$7,634	$9,833	$19,014	$19,543	$22,452	$27,574

Portfolio turnover	57%[6]	154%[7]	149%[8]	148%	57%[6]	154%[7]	149%[8]	148%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 48%.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Total Return Portfolio II

	BlackRock
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.08	$8.63	$9.47	$9.51	$9.64	$9.76

Net investment income[1]	0.21	0.46	0.49	0.45	0.43	0.40
Net realized and unrealized gain (loss)	0.11	0.48	(0.86)	(0.05)	(0.08)	(0.11)

Net increase (decrease) from investment operations	0.32	0.94	(0.37)	0.40	0.35	0.29

Dividends and distributions from:
Net investment income	(0.26)	(0.49)	(0.47)	(0.44)	(0.43)	(0.39)
Net realized gain	—	—	—	—	(0.05)	(0.02)

Total dividends and distributions	(0.26)	(0.49)	(0.47)	(0.44)	(0.48)	(0.41)

Net asset value, end of period	$9.14	$9.08	$8.63	$9.47	$9.51	$9.64

Total Investment Return[2]
Based on net asset value	3.58%[3]	11.97%	(4.18)%	4.33%	3.74%	2.96%

Ratios to Average Net Assets
Total expenses	0.84%[4]	0.70%	1.05%	0.63%	0.61%	0.64%

Total expenses after fees waived, reimbursed and paid indirectly	0.67%[4]	0.51%	0.86%	0.44%	0.40%	0.40%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.46%[4]	0.42%	0.40%	0.40%	0.40%	0.40%

Net investment income	4.67%[4]	5.47%	5.18%	4.74%	4.51%	4.13%

Supplemental Data
Net assets, end of period (000)	$1,066,302	$1,256,814	$1,418,867	$1,613,031	$1,619,004	$1,543,861

Portfolio turnover	372%[5]	610%[6]	1,007%[7]	324%	197%	351%

	Institutional
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.06	$8.62	$9.45	$9.49	$9.62	$9.74

Net investment income[1]	0.21	0.46	0.48	0.44	0.42	0.39
Net realized and unrealized gain (loss)	0.10	0.46	(0.85)	(0.05)	(0.08)	(0.12)

Net increase (decrease) from investment operations	0.31	0.92	(0.37)	0.39	0.34	0.27

Dividends and distributions from:
Net investment income	(0.26)	(0.48)	(0.46)	(0.43)	(0.42)	(0.37)
Net realized gain	—	—	—	—	(0.05)	(0.02)

Total dividends and distributions	(0.26)	(0.48)	(0.46)	(0.43)	(0.47)	(0.39)

Net asset value, end of period	$9.11	$9.06	$8.62	$9.45	$9.49	$9.62

Total Investment Return[2]
Based on net asset value	3.41%[3]	11.75%	(4.17)%	4.26%	3.66%	2.81%

Ratios to Average Net Assets
Total expenses	1.01%[4]	0.80%	1.12%	0.70%	0.66%	0.77%

Total expenses after fees waived, reimbursed and paid indirectly	0.80%[4]	0.62%	0.95%	0.52%	0.47%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.59%[4]	0.53%	0.49%	0.48%	0.47%	0.55%

Net investment income	4.54%[4]	5.40%	5.10%	4.67%	4.46%	4.00%

Supplemental Data
Net assets, end of period (000)	$597,709	$810,795	$995,813	$1,210,031	$773,866	$614,700

Portfolio turnover	372%[5]	610%[6]	1,007%[7]	324%	197%	351%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 240%.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.

7	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 218%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	75

Financial Highlights (continued)	BlackRock Total Return Portfolio II

	Service						Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.06	$8.62	$9.46	$9.49	$9.62	$9.74	$9.07	$8.62	$9.46	$9.50	$9.63	$9.75

Net investment income[1]	0.19	0.43	0.46	0.42	0.39	0.36	0.19	0.43	0.45	0.41	0.39	0.36
Net realized and unrealized gain (loss)	0.11	0.47	(0.86)	(0.04)	(0.07)	(0.11)	0.10	0.48	(0.86)	(0.05)	(0.08)	(0.11)

Net increase (decrease) from investment operations	0.30	0.90	(0.40)	0.38	0.32	0.25	0.29	0.91	(0.41)	0.36	0.31	0.25

Dividends and distributions from:
Net investment income	(0.24)	(0.46)	(0.44)	(0.41)	(0.40)	(0.35)	(0.24)	(0.46)	(0.43)	(0.40)	(0.39)	(0.35)
Net realized gain	—	—	—	—	(0.05)	(0.02)	—	—	—	—	(0.05)	(0.02)

Total dividends and distributions	(0.24)	(0.46)	(0.44)	(0.41)	(0.45)	(0.37)	(0.24)	(0.46)	(0.43)	(0.40)	(0.44)	(0.37)

Net asset value, end of period	$9.12	$9.06	$8.62	$9.46	$9.49	$9.62	$9.12	$9.07	$8.62	$9.46	$9.50	$9.63

Total Investment Return[2]
Based on net asset value	3.36%[3]	11.46%	(4.48)%	4.10%	3.38%	2.54%	3.26%[3]	11.54%	(4.58)%	3.91%	3.32%	2.54%

Ratios to Average Net Assets
Total expenses	1.25%[4]	1.10%	1.34%	1.03%	0.95%	1.03%	1.24%[4]	1.10%	1.45%	1.08%	1.11%	1.13%

Total expenses excluding recoupment of past waived fees	1.25%[4]	1.08%	1.34%	1.03%	0.95%	1.03%	1.24%[4]	1.10%	1.45%	1.08%	1.11%	1.13%

Total expenses after fees waived, reimbursed and paid indirectly	1.11%[4]	0.90%	1.14%	0.77%	0.76%	0.81%	1.10%[4]	0.91%	1.27%	0.85%	0.81%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%[4]	0.81%	0.69%	0.73%	0.76%	0.81%	0.87%[4]	0.82%	0.81%	0.81%	0.81%	0.81%

Net investment income	4.26%[4]	5.14%	4.90%	4.40%	4.16%	3.73%	4.26%[4]	5.04%	4.78%	4.34%	4.11%	3.72%

Supplemental Data
Net assets, end of period (000)	$39,441	$39,291	$59,642	$60,380	$127,902	$158,200	$255,881	$226,782	$220,122	$236,934	$236,621	$214,196

Portfolio turnover	372%[5]	610%[6]	1,007%[7]	324%	197%	351%	372%[5]	610%[6]	1,007%[7]	324%	197%	351%

	Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.06	$8.62	$9.46	$9.49	$9.62	$9.75

Net investment income[1]	0.15	0.36	0.37	0.34	0.31	0.29
Net realized and unrealized gain (loss)	0.11	0.47	(0.85)	(0.04)	(0.08)	(0.13)

Net increase (decrease) from investment operations	0.26	0.83	(0.48)	0.30	0.23	0.16

Dividends and distributions from:
Net investment income	(0.20)	(0.39)	(0.36)	(0.33)	(0.31)	(0.27)
Net realized gain	—	—	—	—	(0.05)	(0.02)

Total dividends and distributions	(0.20)	(0.39)	(0.36)	(0.33)	(0.36)	(0.29)

Net asset value, end of period	$9.12	$9.06	$8.62	$9.46	$9.49	$9.62

Total Investment Return[2]
Based on net asset value	2.93%[3]	10.53%	(5.34)%	3.21%	2.49%	1.67%

Ratios to Average Net Assets
Total expenses	2.09%[4]	1.93%	2.26%	1.81%	1.81%	1.78%

Total expenses excluding recoupment of past waived fees	2.09%[4]	1.92%	2.26%	1.81%	1.81%	1.78%

Total expenses after fees waived, reimbursed and paid indirectly	1.95%[4]	1.74%	2.09%	1.63%	1.62%	1.56%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.73%[4]	1.65%	1.61%	1.59%	1.62%	1.56%

Net investment income	3.41%[4]	4.31%	3.98%	3.57%	3.31%	2.97%

Supplemental Data
Net assets, end of period (000)	$11,298	$14,537	$22,500	$30,054	$38,797	$49,389

Portfolio turnover	372%[5]	610%[6]	1,007%[7]	324%	197%	351%

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (concluded)	BlackRock Total Return Portfolio II

	Investor C						Class R
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[8] to September 30, 2007
		2009	2008	2007	2006	2005		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.03	$8.59	$9.42	$9.50	$9.63	$9.75	$9.07	$8.63	$9.47	$9.51

Net investment income[1]	0.16	0.36	0.38	0.34	0.31	0.29	0.18	0.40	0.43	0.38
Net realized and unrealized gain (loss)	0.10	0.47	(0.85)	(0.09)	(0.07)	(0.12)	0.11	0.47	(0.86)	(0.05)

Net increase (decrease) from investment operations	0.26	0.83	(0.47)	0.25	0.24	0.17	0.29	0.87	(0.43)	0.33

Dividends and distributions from:
Net investment income	(0.21)	(0.39)	(0.36)	(0.33)	(0.32)	(0.27)	(0.23)	(0.43)	(0.41)	(0.37)
Net realized gain	—	—	—	—	(0.05)	(0.02)	—	—	—	—

Total dividends and distributions	(0.21)	(0.39)	(0.36)	(0.33)	(0.37)	(0.29)	(0.23)	(0.43)	(0.41)	(0.37)

Net asset value, end of period	$9.08	$9.03	$8.59	$9.42	$9.50	$9.63	$9.13	$9.07	$8.63	$9.47

Total Investment Return[2]
Based on net asset value	2.89%[3]	10.61%	(5.22)%	2.71%	2.52%	1.77%	3.23%[3]	11.10%	(4.82)%	3.59%[9]

Ratios to Average Net Assets
Total expenses	1.98%[4]	1.86%	2.19%	1.76%	1.78%	1.78%	1.54%[4]	1.38%	1.74%	1.40%[4]

Total expenses excluding recoupment of past waived fees	1.98%[4]	1.86%	2.19%	1.76%	1.78%	1.78%	1.47%[4]	1.38%	1.74%	1.40%[4]

Total expenses after fees waived, reimbursed and paid indirectly	1.84%[4]	1.69%	2.02%	1.58%	1.59%	1.56%	1.40%[4]	1.20%	1.48%	1.14%[4]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%[4]	1.60%	1.57%	1.54%	1.59%	1.56%	1.18%[4]	1.11%	1.02%	1.10%[4]

Net investment income	3.54%[4]	4.27%	4.04%	3.61%	3.33%	2.93%	3.96%[4]	4.69%	4.60%	4.08%[4]

Supplemental Data
Net assets, end of period (000)	$112,606	$107,567	$88,763	$78,995	$63,223	$73,954	$343	$283	$169	$23

Portfolio turnover	372%[5]	610%[6]	1,007%[7]	324%	197%	351%	372%[5]	610%[6]	1,007%[7]	324%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 240%.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.

7	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 218%.

8	Commencement of operations.

9	Aggregate total investment return.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	77

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a open-end management investment company. As of March 31, 2010, the Trust had 32 series, of which BlackRock Government Income Portfolio (“Government Income”), BlackRock High Yield Bond Portfolio (“High Yield Bond”), BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) and BlackRock Total Return Portfolio II (“Total Return II”) (collectively the “Funds”) are included in these financial statements. Each of the Funds is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 and Investor B2 Shares automatically convert to Investor A Shares (or Investor A1 Shares for Low Duration Bond) after approximately ten years. Investor A1, B, B1, B2, C1 and C2 Shares are only available for purchase through exchanges, dividend reinvestment or for purchases by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B2 shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Funds’ Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

78	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Each business day, the Fund uses a pricing service selected under the supervision of the Fund’s Board to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the US dollar rises in value against foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gains (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) including FNMA guaranteed Mortgage Pass-Through Certificates are solely the obligations of the FHLMC and FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the CMOs or multiple class pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the

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Notes to Financial Statements (continued)

interest and principal distributions on a pool of mortgage assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests that are issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the issuer. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of their investment policies.

When a Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the issuer’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Borrowed Bond Agreements: In a borrowed bond agreement, the Funds borrow securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to settle short positions. In a borrowed bond agreement, the Funds’ prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral with any counterparty is marked to market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Funds may be delayed or limited.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may

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Notes to Financial Statements (continued)

purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, each Fund’s maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of Investments, if any.

Inflation-indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Funds. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Funds.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party brokers-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

TBA Commitments: The Funds may enter into TBA commitments pursuant to which it agrees to purchase mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA transactions with the intent to take possession of the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, borrowed bonds, financial futures contracts, foreign currency exchange contracts, swaps and written options), or certain borrowings (e.g., reverse repurchase agreements and loan payable) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least

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Notes to Financial Statements (continued)

equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of each Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2009. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures is currently being assessed.

Bank Overdraft: As of March 31, 2010, Government Income and Low Duration Bond recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance results in fees charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or its classes. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved

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Notes to Financial Statements (continued)

to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to underlying instruments (interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

The Funds may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the price of the underlying instrument or the risk

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Notes to Financial Statements (continued)

that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in a Fund purchasing or selling a security at a price different from the current market value. The Funds may execute transactions in both listed and OTC options.

Swaps: The Funds may enter into swap agreements, in which a Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Funds enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Interest rate swaps — The Funds may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Instruments as of March 31, 2010
	Asset Derivatives
	Statements of Assets and Liabilities Location	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$17,836,385	—	$429,372	$24,855,308
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—	$2,330,863	464,306	1,166,851
Credit contracts	Unrealized appreciation on swaps	—	702,177	—	32,336
Equity contracts	Net unrealized appreciation; depreciation**	—	20,245	—	—

Total		$17,836,385	$3,053,285	$893,678	$26,054,495

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Notes to Financial Statements (continued)

	Liability Derivatives
	Statements of Assets and Liabilities Location	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	$19,538,620	—	$5,697,803	$33,121,131
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	$791,022	—	$840,949
Credit contracts	Unrealized depreciation on swaps	—	2,277,726	84,174	—

Total		$19,538,620	$3,068,748	$5,781,977	$33,962,080

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedules of Investments.

	The Effect of Derivative Instruments on the Statements of Operations Six Months Ended March 31, 2010
	Net Realized Gain (Loss) from
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Credit contracts:
Swaps	—	$(11,137,293)	$(35,283)	$72,866
Options***	—	—	—
Foreign currency exchange contracts:
Foreign currency transactions	—	11,078,281	4,338,786	4,621,784
Interest rate contracts:
Financial futures contracts	$(20,725,980)	—	893,965	(2,390,621)
Options***	8,290,276	—	6,042,950	9,097,677
Swaps	(671,632)	—	1,724,312	4,440,409

Total	$(13,107,336)	$(59,012)	$12,964,730	$15,842,115

	Net Change in Unrealized Appreciation/Depreciation on
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Credit contracts:
Swaps	—	$9,193,131	$(84,174)	$160,181
Equity contracts:
Options***	—	(86,305)	—	—
Foreign currency exchange contracts:
Foreign currency transactions	—	1,575,426	439,631	(22,824)
Interest rate contracts:
Financial futures contracts	$460,698	—	54,155	(678,537)
Options***	(99,441)	—	(1,121,078)	12,363,958
Swaps	1,768,823	—	(646,765)	(5,863,295)

Total	$2,130,080	$10,682,252	$(1,358,231)	$5,959,483

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended March 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows.

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Financial futures contracts:
Average number of contracts purchased	2,516	—	1,602	579
Average number of contracts sold	4,428	—	639	4,766
Average notional value of contracts purchased	$291,890,180	—	$341,055,316	$66,541,938
Average notional value of contracts sold	$741,898,489	—	$84,568,474	$753,178,238
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	—	13	4	3
Average number of contracts — US dollars sold	—	2	—	1
Average US dollar amounts purchased	—	$156,899,429	$40,079,950	$59,719,259
Average US dollar amounts sold	—	$57,853,065	—	$13,834,338
Options:
Average number of contracts purchased	94,932	107	4,689	157,720
Average number of contracts written	50,895	—	18,254	101,798

BLACKROCK FUNDS II	MARCH 31, 2010	85

Notes to Financial Statements (continued)

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Average notional value of contracts purchased	$1,175,375,000	$100,886	$191,146,875	$2,026,461,375
Average notional value of contracts written	$708,072,500	—	$326,035,625	$1,444,340,125
Credit default swaps:
Average number of contracts — buy protection	—	14	2	—
Average number of contracts — sell protection	—	5	—	1
Average notional value — buy protection	—	$66,784,500	$12,100,000	—
Average notional value — sell protection	—	$15,375,000	—	$14,200,000
Interest rate swaps:
Average number of contracts — pays fixed rate	21	—	2	15
Average number of contracts — receives fixed rate	21	—	2	10
Average notional value — pays fixed rate	$390,370,000	—	$117,957,500	$460,125,000
Average notional value — receives fixed rate	$357,700,000	—	$79,707,500	$288,332,500

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	.500%
$1 Billion — $2 Billion	.450
$2 Billion — $3 Billion	.425
Greater Than $3 Billion	.400

The Manager has agreed to contractually and/or voluntarily waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of net assets were as follows:

	Government Income		High Yield Bond		Low Duration Bond		Total Return II
	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]
BlackRock	0.45%	—	0.58%	—	0.41%	—	0.45%
Institutional	—	0.70%	0.70%	0.67%	0.55%	0.45%	0.58%
Service	0.90%	—	1.02%	—	0.85%	—	0.93%
Investor A	1.07%	0.95%	1.05%	—	0.84%	—	0.89%
Investor A1	N/A	N/A	N/A	N/A	—	0.64%	N/A
Investor B	1.82%	—	1.87%	—	1.62%	—	1.73%
Investor B1	—	1.47%	—	1.58%	—	1.34%	N/A
Investor B2	N/A	N/A	N/A	N/A	—	0.97%	N/A
Investor C	1.82%	—	1.87%	—	1.60%	—	1.66%
Investor C1	—	1.53%	—	1.63%	—	1.38%	N/A
Investor C2	N/A	N/A	N/A	N/A	—	0.97%	N/A
Class R	—	1.21%	—	1.28%	1.65%[3]	—	1.17%

1	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees.

2	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

3	There were no shares outstanding as of March 31, 2010.

These amounts are included in fees waived by advisor, fees waived by administrator — class specific and transfer agent fees reimbursed, respectively, in the Statements of Operations. For the six months ended March 31, 2010, the amounts included in fees waived by advisor were as follows:

Government Income	$1,060,923
Low Duration Bond	$1,230,164
Total Return II	$1,523,709

86	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment companies. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2010, the amounts waived were as follows:

Government Income	$9,010
High Yield Bond	$7,711
Low Duration Bond	$3,956
Total Return II	$4,526

If during a Fund’s fiscal year the operating expenses of a share class that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2010, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Service	$376	$5,902	$23,403	—
Investor A	—	—	24,966	—
Investor C	10,197	300	2,165	—
Investor R	—	—	—	$109

Total	$10,573	$6,202	$50,534	$109

On March 31, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011	2012
Government Income	$2,927,209	$2,004,861	$1,085,481
High Yield Bond	$2,469,768	$1,688,133	$110,369
Low Duration Bond	$2,989,906	$2,381,264	$1,267,761
Total Return II	$5,676,443	$4,437,556	$1,980,320

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Fund, on behalf of the Funds, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor A1	0.10%	—
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor B2	0.10%	0.30%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Investor C2	0.10%	0.30%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Investor R shareholders.

For the six months ended March 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Government Income	$7,980
High Yield Bond	$43,456
Low Duration Bond	$25,931
Total Return II	$41,234

For the six months ended March 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B, Investor B1, Investor B2, Investor C and Investor C1 Shares:

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Investor A	$277	$10,296	$7,435	$13,443
Investor B	$12,272	$12,463	$2,388	$5,383
Investor B1	$4,557	$2,504	$142	$—
Investor B2	$—	$—	$400	$—
Investor C	$10,826	$17,587	$20,899	$14,481
Investor C1	$778	$22	$—	$—
Investor C2	$—	$—	$219	$—

BLACKROCK FUNDS II	MARCH 31, 2010	87

Notes to Financial Statements (continued)

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Fund. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly-owned subsidiary of PNC and an affiliate of the Manager, serves as transfer and dividend disbursing agent. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2010, the Funds paid the following in return for these services which is included in transfer agent — class specific in the Statements of Operations:

Government Income	$2,125
High Yield Bond	$211,108
Low Duration Bond	$83,143
Total Return II	$428,085

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	—	$1,592	$101	$3,117
Institutional	$433	3009	1139	7814
Service	14	1604	2838	425
Investor A	10799	53753	3112	5971
Investor A1	—	—	299	—
Investor B	843	1047	291	372
Investor B1	820	8	6	—
Investor B2	—	—	6	—
Investor C	1407	2398	1121	1349
Investor C1	1322	22	47	—
Investor C2	—	—	175	—
Class R	358	114	—	5

Total	$15,996	$63,547	$9,135	$19,053

PNCGIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Portfolios have received an exemptive order from the SEC permitting them to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As of March 31, 2010, the Portfolios had no securities loaned to MLPF&S or its affiliates. For the six months ended March 31, 2010, BIM did not earn any securities lending agent fees. PFPC Trust Company, the Funds’ securities lending agent prior to October 1, 2007, continues to be such agent for certain securities loaned by the High Yield Bond Portfolio, and as of March 31, 2010 not returned. The securities loaned had no value as of March 31, 2010.

For the six months ended March 31, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

88	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

Share Classes	Administration Fees
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$11	$69,796	$32,926	$104,099
Institutional	7,891	64,449	36,591	78,129
Service	146	20,674	46,314	4,887
Investor A	74,066	82,536	18,329	29,677
Investor A1	—	—	3,200	—
Investor B	1,765	3,209	1,070	1,601
Investor B1	11,032	2,460	88	—
Investor B2	—	—	555	—
Investor C	9,481	13,622	9,606	13,764
Investor C1	19,282	3,248	772	—
Investor C2	—	—	2,408	—
Class R	7,384	1,741	—	40

Total	$131,058	$261,735	$151,859	$232,197

Share Classes	Administration Fees Waived
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$11	$64,518	$32,670	$103,519
Institutional	6,738	64,448	36,504	77,678
Service	4	—	—	—
Investor A	1,124	16,575	—	—
Investor A1	—	—	3,021	—
Investor B	—	—	502	772
Investor B1	10,794	—	88	—
Investor B2	—	—	555	—
Investor C	—	—	—	—
Investor C1	$19,282	—	—	—
Investor C2	—	—	—	—
Class R	7,384	$1,741	—	$4

Total	$45,337	$147,282	$73,340	$181,973

Share Classes	Service and Distribution Fees
	Government Income	High Yield Bond II	Low Duration Bond	Total Return II
Service	$1,475	$206,744	$463,126	$48,844
Investor A	818,760	957,513	183,230	296,615
Investor A1	—	—	12,800	—
Investor B	69,953	127,615	42,630	64,128
Investor B1	333,233	74,274	2,644	—
Investor B2	—	—	8,974	—
Investor C	379,791	544,732	383,349	550,349
Investor C1	619,510	104,448	24,835	—
Investor C2	—	—	38,758	—
Class R	147,684	34,810	—	808

Total	$2,370,406	$2,050,136	$1,160,350	$960,746

Share Classes	Transfer Agent Fees
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$44	$13,592	$5,075	$72,418
Institutional	122,916	295,835	129,531	663,967
Service	711	117,885	224,167	30,542
Investor A	633,423	786,330	71,187	171,463
Investor A1	—	—	21,159	—
Investor B	19,001	24,805	8,485	16,439
Investor B1	137,702	13,198	929	—
Investor B2	—	—	5,346	—
Investor C	105,324	64,405	33,984	74,975
Investor C1	289,975	21,298	3,055	—
Investor C2	—	—	9,382	—
Class R	100,606	27,006	—	209

Total	$1,409,702	$1,364,354	$512,300	$1,030,013

Share Classes	Transfer Agent Fees Waived
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	—	$508	$86	$3,097
Institutional	$421	3,009	1,132	7,768
Service	—	—	—	—
Investor A	—	—	—	—
Investor A1	—	—	269	—
Investor B	—	—	36	54
Investor B1	802	—	6	—
Investor B2	—	—	5	—
Investor C	—	—	—	—
Investor C1	1,322	—	—	—
Investor C2	—	—	—	—
Class R	359	114	—	—

Total	$2,904	$3,631	$1,534	$10,919

Share Classes	Transfer Agent Fees Reimbursed
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$44	$910	$4,246	$68,483
Institutional	50,018	39,417	73,870	195,185
Service	10	—	—	—
Investor A	—	—	—	—
Investor A1	—	—	4,294	—
Investor B	—	—	57	51
Investor B1	19,715	—	308	—
Investor B2	—	—	1,889	—
Investor C	—	—	—	—
Investor C1	76,544	—	—	—
Investor C2	—	—	—	—
Class R	23,583	12,586	—	1

Total	$169,914	$52,913	$84,664	$263,720

The Funds may also receive earnings credits related to cash balances with PNCGIS which are shown in the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

BLACKROCK FUNDS II	MARCH 31, 2010	89

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2010, were as follows:

	Purchases	Sales
Government Income	$14,582,701,719	$14,167,682,653
High Yield Bond	$1,320,068,435	$1,404,521,969
Low Duration Bond	$695,998,405	$517,698,515
Total Return II	$8,174,287,760	$7,783,176,483

Purchases and sales of US government securities for the six months ended March 31, 2010, were as follows:

	Purchases	Sales
Government Income	$9,267,126,962	$9,451,566,474
Low Duration Bond	$272,940,274	$279,069,975
Total Return II	$4,006,106,436	$3,727,459,723

Purchases and sales of mortgage dollar rolls for the six months ended March 31, 2010, were as follows:

	Purchases	Sales
Government Income	$4,759,049,412	$4,764,098,195
Low Duration Bond	$129,743,135	$130,103,033
Total Return II	$4,058,071,246	$4,064,576,871

Transactions in options written for the six months ended March 31, 2010, were as follows:

	Government Income
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of period	27,620	$11,597,238	29,080	$12,327,237
Options written	24,270	10,726,202	46,337	15,419,668
Options expired	(5,150)	(1,386,125)	(7,555)	(2,266,545)
Options closed	(31,200)	(14,564,715)	(30,580)	(14,576,075)

Options outstanding at end of period	15,540	$6,372,600	37,282	$10,904,285

	Low Duration Bond				Total Return II
	Calls		Puts		Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of period	14,210	$5,710,255	30,100	$6,553,529	67,400	$26,963,553	81,260	$28,556,632
Options written	3,800	2,376,900	4,409	2,831,793	42,310	17,734,411	67,660	27,053,369
Options expired	—	—	(12,510)	(631,010)	(12,190)	(3,400,645)	(31,173)	(7,061,077)
Options closed	(14,210)	(5,710,255)	(14,210)	(5,710,255)	(61,840)	(26,537,110)	(57,400)	(24,873,220)

Options outstanding at end of period	3,800	$2,376,900	7,789	$3,044,057	35,680	$14,760,209	60,347	$23,675,704

5. Borrowings:

For the six months ended March 31, 2010, the average amount of borrowings and the daily weighted average interest rates in TALF loans (as defined below), treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Low Duration Bond	$187,113,272	1.13%
Total Return II	$608,758,812	1.27%

For the six months ended March 31, 2010, the average amount of borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Government Income	$296,988,010	0.57%

For the six months ended March 31, 2010, the average amount of borrowing and the daily weighted average interest rate in reverse repurchase agreements for High Yield were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
High Yield Bond	$5,949,161	0.57%

Low Duration Bond and Total Return II borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the US Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) will provide up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). Each Fund posted as collateral already held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 3 or 5-year term loans (“TALF loans”) in an amount equal to approximately

90	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

85% of the value of such Eligible Securities. The TALF loans are shown as loans payable on the Statements of Assets and Liabilities. The following is a summary of outstanding TALF loans and related information as of March 31, 2010:

	Number of Loans	Aggregate Amount of Loans	Range of Maturity Date(s)	Range of Interest Rates	Value of Eligible Securities
Low Duration Bond	4	$60,350,498	10/29/12-11/25/14	2.86%-3.87%	$75,987,858
Total Return II	6	$103,147,685	8/28/14-11/25/14	3.54%-3.87%	$125,986,864

The non-recourse provision of the TALF loans allows the Funds to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities fall below the outstanding amount of the loan. The Funds can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. Each Fund paid to the FRBNY a one-time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by each Fund and is included in borrowing costs in the Statements of Operations. Each Fund also pays a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is reflected as interest expense in the Statements of Operations.

Since the Funds have the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Funds associated with the TALF loans are limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Funds.

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the six months ended March 31, 2010.

The Funds have elected to account for the outstanding TALF loans at fair value. The Funds elected to fair value their TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statements of Operations which could result if only the Eligible Securities were fair valued. In fair valuing TALF loans, the Funds consider various factors such as observable market transactions, if available, changes in the value of Eligible Securities, interest rate movements, and the potential likelihood and timing of loan repayments. Any changes in unrealized gain or loss associated with fair valuing TALF loans will be reflected in the Statements of Operations. As of March 31, 2010, the fair value of each Fund’s TALF loan obligation was determined to be equal to its face value and as a result there were no unrealized gains or losses recorded by the Funds.

6. Capital Loss Carryforward:

As of September 30, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	Government Income	High Yield Bond	Low Duration Bond	Total Return II
2010	—	$43,266,116	$455,028	—
2011	—	44,656,084	6,545,432	—
2012	—	11,456,446	5,530,011	—
2013	—	10,436,405	13,019,938	—
2014	—	15,290,072	19,085,429	$688,405
2015	$8,742,160	—	10,693,557	24,358,967
2016	52,093,877	1,726,782	—	6,470,125
2017	—	110,543,917	14,304,476	32,291,674

Total	$60,836,037	$237,375,822	$69,633,871	$63,809,171

7. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. The Funds manage counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

BLACKROCK FUNDS II	MARCH 31, 2010	91

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

Government Income Portfolio	Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
BlackRock
Shares sold	—	$3	8,174	$83,630
Shares issued in reinvestment of dividends	200	2,084	161	1,668

Total issued	200	2,087	8,335	85,298
Shares redeemed	—	—	(426)	(4,381)

Net increase	200	$2,087	7,909	$80,917

Institutional
Shares sold	1,221,246	$12,800,371	6,381,384	$66,335,080
Shares issued in reinvestment of dividends	118,935	1,242,600	503,330	5,248,968

Total issued	1,340,181	14,042,971	6,884,714	71,584,048
Shares redeemed	(2,406,278)	(25,192,329)	(16,349,666)	(171,776,364)

Net decrease	(1,066,097)	$(11,149,358)	(9,464,952)	$(100,192,316)

Service
Shares sold	79,937	$834,837	59,860	$621,176
Shares issued in reinvestment of dividends	2,156	22,509	3,026	31,521

Total issued	82,093	857,346	62,886	652,697
Shares redeemed	(53,802)	(558,066)	(42,886)	(442,473)

Net increase	28,291	$299,280	20,000	$210,224

Investor A
Shares sold and automatic conversion of shares	4,812,923	$50,370,280	27,517,030	$288,736,021
Shares issued in reinvestment of dividends	1,077,786	11,271,430	2,572,154	26,809,002

Total issued	5,890,709	61,641,710	30,089,184	315,545,023
Shares redeemed	(14,201,324)	(148,263,159)	(39,775,447)	(415,800,105)

Net decrease	(8,310,615)	$(86,621,449)	(9,686,263)	$(100,255,082)

Investor B
Shares sold	36,227	$380,673	837,860	$8,677,412
Shares issued in reinvestment of dividends	17,709	185,317	59,206	618,115

Total issued	53,936	565,990	897,066	9,295,527
Shares redeemed and automatic conversion of shares	(578,351)	(6,052,187)	(1,384,558)	(14,414,141)

Net decrease	(524,415)	$(5,486,197)	(487,492)	$(5,118,614)

Investor B1
Shares sold	315,295	$3,297,776	1,686,360	$17,630,705
Shares issued in reinvestment of dividends	120,844	1,263,354	318,048	3,316,430

Total issued	436,139	4,561,130	2,004,408	20,947,135
Shares redeemed	(1,796,832)	(18,795,605)	(5,121,859)	(53,305,044)

Net decrease	(1,360,693)	$(14,234,475)	(3,117,451)	$(32,357,909)

92	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

Government Income Portfolio (concluded)	Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,227,918	$12,820,622	6,858,483	$71,256,978
Shares issued in reinvestment of dividends	102,303	1,067,891	239,123	2,492,452

Total issued	1,330,221	13,888,513	7,097,606	73,749,430
Shares redeemed	(1,871,608)	(19,525,543)	(5,119,848)	(53,109,085)

Net increase (decrease)	(541,387)	$(5,637,030)	1,977,758	$20,640,345

Investor C1
Shares sold	1,156,877	$12,053,969	3,725,117	$38,853,781
Shares issued in reinvestment of dividends	232,366	2,425,046	498,266	5,187,489

Total issued	1,389,243	14,479,015	4,223,383	44,041,270
Shares redeemed	(2,111,479)	(22,039,759)	(5,609,908)	(58,404,649)

Net decrease	(722,236)	$(7,560,744)	(1,386,525)	$(14,363,379)

Class R
Shares sold	1,288,780	$13,479,946	4,156,476	$43,175,983
Shares issued in reinvestment of dividends	112,007	1,170,351	235,733	2,456,672

Total issued	1,400,787	14,650,297	4,392,209	45,632,655
Shares redeemed	(1,769,151)	(18,496,768)	(4,542,804)	(47,323,912)

Net decrease	(368,364)	$(3,846,471)	(150,595)	$(1,691,257)

High Yield Bond
BlackRock
Shares sold	15,591,455	$109,492,673	42,353,679	$235,964,425
Shares issued in reinvestment of dividends	3,584,234	25,158,726	7,185,518	40,856,467

Total issued	19,175,689	134,651,399	49,539,197	276,820,892
Shares redeemed	(28,568,855)	(197,873,882)	(13,297,664)	(77,666,835)

Net increase (decrease)	(9,393,166)	$(63,222,483)	36,241,533	$199,154,057

Institutional
Shares sold	15,848,136	$111,047,604	57,273,230	$316,130,428
Shares issued in reinvestment of dividends	1,449,411	10,198,701	3,021,676	17,040,621

Total issued	17,297,547	121,246,305	60,294,906	333,171,049
Shares redeemed	(15,475,404)	(107,755,260)	(36,688,944)	(206,459,463)

Net increase	1,822,143	$13,491,045	23,605,962	$126,711,586

Service
Shares sold	5,075,164	$35,654,463	18,375,030	$101,296,451
Shares issued in reinvestment of dividends	949,172	6,667,473	2,511,305	14,104,501

Total issued	6,024,336	42,321,936	20,886,335	115,400,952
Shares redeemed	(7,919,798)	(56,000,602)	(18,647,443)	(105,086,341)

Net increase (decrease)	(1,895,462)	$(13,678,666)	2,238,892	$10,314,611

BLACKROCK FUNDS II	MARCH 31, 2010	93

Notes to Financial Statements (continued)

High Yield Bond (concluded)	Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	18,278,288	$128,585,853	60,436,846	$336,982,227
Shares issued in reinvestment of dividends	3,419,540	24,048,433	8,127,996	45,591,044

Total issued	21,697,828	152,634,286	68,564,842	382,573,271
Shares redeemed	(15,389,137)	(107,148,591)	(48,691,598)	(270,997,412)

Net increase	6,308,691	$45,485,695	19,873,244	$111,575,859

Investor B
Shares sold	108,719	$766,335	381,098	$2,168,005
Shares issued in reinvestment of dividends	93,855	658,848	337,323	1,868,145

Total issued	202,574	1,425,183	718,421	4,036,150
Shares redeemed and automatic conversion of shares	(1,173,338)	(8,268,431)	(2,423,698)	(13,413,788)

Net decrease	(970,764)	$(6,843,248)	(1,705,277)	$(9,377,638)

Investor B1
Shares sold	4,636	$32,793	28,770	$161,480
Shares issued in reinvestment of dividends	44,163	309,874	171,602	945,209

Total issued	48,799	342,667	200,372	1,106,689
Shares redeemed	(688,740)	(4,794,199)	(3,110,800)	(16,968,009)

Net decrease	(639,941)	$(4,451,532)	(2,910,428)	$(15,861,320)

Investor C
Shares sold	3,785,003	$26,606,201	8,361,515	$46,741,784
Shares issued in reinvestment of dividends	361,703	2,547,590	693,430	3,928,886

Total issued	4,146,706	29,153,791	9,054,945	50,670,670
Shares redeemed	(2,338,985)	(16,395,197)	(3,350,467)	(18,979,467)

Net increase	1,807,721	$12,758,594	5,704,478	$31,691,203

Investor C1
Shares sold	44,111	$307,985	117,093	$646,144
Shares issued in reinvestment of dividends	83,109	584,491	225,301	1,257,665

Total issued	127,220	892,476	342,394	1,903,809
Shares redeemed	(372,723)	(2,601,323)	(906,738)	(5,022,758)

Net decrease	(245,503)	$(1,708,847)	(564,344)	$(3,118,949)

Class R
Shares sold	679,316	$4,751,215	1,180,173	$6,634,643
Shares issued in reinvestment of dividends	79,577	559,864	158,110	888,525

Total issued	758,893	5,311,079	1,338,283	7,523,168
Shares redeemed	(475,522)	(3,356,604)	(897,544)	(4,985,101)

Net increase	283,371	$1,954,475	440,739	$2,538,067

94	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

Low Duration Bond	Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
BlackRock
Shares sold	14,773,396	$139,749,475	3,571,557	$31,989,456
Shares issued in reinvestment of dividends	640,090	6,075,717	963,822	8,580,337

Total issued	15,413,486	145,825,192	4,535,379	40,569,793
Shares redeemed	(6,508,015)	(61,897,151)	(12,993,343)	(116,573,887)

Net increase (decrease)	8,905,471	$83,928,041	(8,457,964)	$(76,004,094)

Institutional
Shares sold	11,923,472	$113,219,197	16,960,878	$154,637,471
Shares issued in reinvestment of dividends	296,473	2,815,537	374,247	3,344,283

Total issued	12,219,945	116,034,734	17,335,125	157,981,754
Shares redeemed	(13,439,321)	(127,430,255)	(26,371,614)	(242,997,313)

Net decrease	(1,219,376)	$(11,395,521)	(9,036,489)	$(85,015,559)

Service
Shares sold	3,224,921	$30,605,379	32,739,067	$283,514,070
Shares issued in reinvestment of dividends	738,375	7,009,540	1,574,647	14,004,951

Total issued	3,963,296	37,614,919	34,313,714	297,519,021
Shares redeemed	(5,276,888)	(50,077,780)	(21,379,471)	(189,333,567)

Net increase (decrease)	(1,313,592)	$(12,462,861)	12,934,243	$108,185,454

Investor A
Shares sold and automatic conversion of shares	7,114,480	$67,643,158	11,976,976	$108,481,941
Shares issued in reinvestment of dividends	259,633	2,465,727	252,640	2,257,198

Total issued	7,374,113	70,108,885	12,229,616	110,739,139
Shares redeemed	(3,552,942)	(33,726,845)	(6,766,858)	(61,277,142)

Net increase	3,821,171	$36,382,040	5,462,758	$49,461,997

Investor A1
Shares sold	152,320	$1,446,685	261,715	$2,346,151
Shares issued in reinvestment of dividends	37,102	352,350	91,942	819,080

Total issued	189,422	1,799,035	353,657	3,165,231
Shares redeemed	(313,993)	(2,983,067)	(1,317,481)	(11,841,861)

Net decrease	(124,571)	$(1,184,032)	(963,824)	$(8,676,630)

Investor B
Shares sold	75,829	$720,153	253,952	$2,278,347
Shares issued in reinvestment of dividends	11,434	108,508	35,696	316,961

Total issued	87,263	828,661	289,648	2,595,308
Shares redeemed and automatic conversion of shares	(417,518)	(3,968,218)	(892,351)	(7,963,388)

Net decrease	(330,255)	$(3,139,557)	(602,703)	$(5,368,080)

BLACKROCK FUNDS II	MARCH 31, 2010	95

Notes to Financial Statements (continued)

Low Duration Bond (concluded)	Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Investor B1
Shares sold	1,031	$9,795	5,535	$49,359
Shares issued in reinvestment of dividends	1,064	10,088	2,484	22,080

Total issued	2,095	19,883	8,019	71,439
Shares redeemed	(20,335)	(194,512)	(19,364)	(172,561)

Net decrease	(18,240)	$(174,629)	(11,345)	$(101,122)

Investor B2
Shares sold	2,882	$27,360	24,586	$219,760
Shares issued in reinvestment of dividends	6,879	65,245	19,090	169,644

Total issued	9,761	92,605	43,676	389,404
Shares redeemed	(97,019)	(920,254)	(307,213)	(2,732,979)

Net decrease	(87,258)	$(827,649)	(263,537)	$(2,343,575)

Investor C
Shares sold	4,339,156	$41,162,043	3,903,541	$35,176,309
Shares issued in reinvestment of dividends	104,989	996,685	134,196	1,196,462

Total issued	4,444,145	42,158,728	4,037,737	36,372,771
Shares redeemed	(1,346,625)	(12,786,076)	(2,529,896)	(22,636,340)

Net increase	3,097,520	$29,372,652	1,507,841	$13,736,431

Investor C1
Shares sold	4,902	$46,586	14,927	$133,880
Shares issued in reinvestment of dividends	7,642	72,480	18,437	163,904

Total issued	12,544	119,066	33,364	297,784
Shares redeemed	(47,074)	(446,969)	(182,262)	(1,633,134)

Net decrease	(34,530)	$(327,903)	(148,898)	$(1,335,350)

Investor C2
Shares sold	89	$847	230	$2,144
Shares issued in reinvestment of dividends	19,929	189,062	46,088	409,970

Total issued	20,018	189,909	46,318	412,114
Shares redeemed	(114,044)	(1,081,411)	(367,818)	(3,264,227)

Net decrease	(94,026)	$(891,502)	(321,500)	$(2,852,113)

Total Return II
BlackRock
Shares sold	12,248,417	$111,929,379	25,526,616	$217,530,065
Shares issued in reinvestment of dividends	2,963,973	27,069,875	6,944,658	58,652,088

Total issued	15,212,390	138,999,254	32,471,274	276,182,153
Shares redeemed	(36,946,233)	(335,849,170)	(58,366,613)	(489,323,079)

Net decrease	(21,733,843)	$(196,849,916)	(25,895,339)	$(213,140,926)

96	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (concluded)

Total Return Portfolio II (concluded)	Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Institutional
Shares sold	9,276,451	$84,527,218	24,796,687	$209,147,106
Shares issued in reinvestment of dividends	1,216,434	11,078,371	2,875,288	24,191,694

Total issued	10,492,885	95,605,589	27,671,975	233,338,800
Shares redeemed	(34,432,824)	(314,535,867)	(53,732,452)	(447,073,567)

Net decrease	(23,939,939)	$(218,930,278)	(26,060,477)	$(213,734,767)

Service
Shares sold	783,545	$7,152,724	1,412,052	$11,976,430
Shares issued in reinvestment of dividends	108,266	986,822	291,081	2,447,238

Total issued	891,811	8,139,546	1,703,133	14,423,668
Shares redeemed	(903,299)	(8,225,596)	(4,286,195)	(35,627,269)

Net decrease	(11,488)	$(86,050)	(2,583,062)	$(21,203,601)

Investor A
Shares sold and automatic conversion of shares	6,168,481	$56,300,790	10,832,933	$91,801,322
Shares issued in reinvestment of dividends	615,989	5,618,769	1,258,432	10,625,686

Total issued	6,784,470	61,919,559	12,091,365	102,427,008
Shares redeemed	(3,754,868)	(34,255,917)	(12,606,376)	(106,482,158)

Net increase (decrease)	3,029,602	$27,663,642	(515,011)	$(4,055,150)

Investor B
Shares sold	169,782	$1,546,670	412,731	$3,481,029
Shares issued in reinvestment of dividends	25,804	235,062	85,421	717,676

Total issued	195,586	1,781,732	498,152	4,198,705
Shares redeemed and automatic conversion of shares	(561,020)	(5,113,968)	(1,504,292)	(12,741,240)

Net decrease	(365,434)	$(3,332,236)	(1,006,140)	$(8,542,535)

Investor C
Shares sold	2,099,167	$19,075,405	5,340,012	$45,010,104
Shares issued in reinvestment of dividends	236,100	2,143,256	450,132	3,787,016

Total issued	2,335,267	21,218,661	5,790,144	48,797,120
Shares redeemed	(1,856,401)	(16,865,383)	(4,212,719)	(35,428,719)

Net increase	478,866	$4,353,278	1,577,425	$13,368,401

Class R
Shares sold	18,990	$173,456	11,276	$97,809
Shares issued in reinvestment of dividends	889	8,114	1,283	10,875

Total issued	19,879	181,570	12,559	108,684
Shares redeemed	(13,540)	(123,075)	(955)	(8,207)

Net increase	6,339	$58,495	11,604	$100,477

There is a 2% redemption fee on shares of the High Yield Bond Portfolio redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	MARCH 31, 2010	97

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Richard R. West, Trustee and Member of the Audit Committee

Anne F. Ackerley, President and Chief Executive Officer

Jeffrey Holland, CFA, Vice President

Brendan Kyne, Vice President

Brian Schmidt, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting agent, Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

98	BLACKROCK FUNDS II	MARCH 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	MARCH 31, 2010	99

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

100	BLACKROCK FUNDS II	MARCH 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Fundamental Growth Fund	BlackRock Large Cap Plus Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio†		BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	MARCH 31, 2010	101

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE2-3/10-SAR

BlackRock Funds II

SEMI-ANNUAL REPORT | MARCH 31, 2010 (UNAUDITED)

BlackRock Conservative Prepared Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Growth Prepared Portfolio

BlackRock Aggressive Growth Prepared Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FUNDS II	MARCH 31, 2010

Dear Shareholder

The past year has seen a remarkable turnaround from the conditions that plagued the global economy and financial markets in 2008 through early 2009. In our opinion, the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus. From that point, the global economy has moved into recovery mode and, we believe, is getting ready to start transitioning into an expansion.

Global equity markets bottomed in early 2009 and since that time have soared dramatically higher as investors were lured back into the markets by depressed valuations, desire for higher yields and increasing confidence that all-out financial disaster had been averted. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and concerns over the future direction of interest rates. On balance, however, strong corporate earnings and a positive macro backdrop have helped keep the equity bull market intact. From a geographic perspective, US equities have generally outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced.

Within fixed income markets, improving economic conditions, concerns over the US deficit and a lack of demand at recent Treasury auctions have recently conspired to push Treasury yields higher (and prices correspondingly lower). In this environment, Treasuries have dramatically underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds outperformed taxable sectors over the twelve-month period thanks to continued high demand levels, but have struggled in recent months against a weak fundamental backdrop marked by ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of March 31, 2010	6-month	12-month
US equities (S&P 500 Index)	11.75%	49.77%
Small cap US equities (Russell 2000 Index)	13.07	62.76
International equities (MSCI Europe, Australasia, Far East Index)	3.06	54.44
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.62)	(6.30)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.99	7.69
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	0.28	9.69
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.97	55.64

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

3

Fund Summary as of March 31, 2010	BlackRock Conservative Prepared Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period, the Fund outperformed both its blended benchmark (60% Barclays Capital US Aggregate Bond Index/32% Russell 3000 Index/8% MSCI EAFE Index) and the fixed income benchmark, the Barclays Capital US Aggregate Bond Index.

What factors influenced performance?

•	Our choice in allocation among sub-asset classes was a significant contributor to overall Fund performance.

•

The strongest results were delivered by two of our US large-cap equity allocations, BlackRock Basic Value Fund and BlackRock Large Cap Core Fund. In BlackRock Basic Value Fund, stock selection in information technology, telecommunication services and energy helped performance. In BlackRock Large Cap Core Fund, favorable selection in the consumer discretionary, health care, energy and materials sectors in the second half of the period enhanced performance.

•

Conversely, international equity exposure was the largest source of underperformance for the Fund. Detracting from performance for BlackRock Global Dynamic Equity Fund were stock selection in Canada, and allocation decisions and stock selection in the United States, Germany, Brazil and Hong Kong. Selection choices in the financials and materials sectors were the primary detractors for BlackRock International Opportunities Portfolio.

Describe recent portfolio activity.

•

In the fourth quarter of 2009, we reduced risk across the Fund. Specifically, we trimmed our equity overweight by taking profits on emerging market equities, and reduced holdings of Treasury Inflation Protected Securities on strength. We also neutralized the value and small-cap tilts in the US equity segment.

•

In late January 2010, we further scaled back risk across the Fund by taking additional profits on emerging market equities. This brought our equity position to a neutral weight relative to the benchmark.

Describe Fund positioning at period end.

•

At period end, the Fund was slightly overweight relative to the benchmark in equities and underweight in fixed income. Within the equity segment, the Fund was overweight in US equities and underweight in international equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	55%
Equity Funds	43
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Total Return Fund, BlackRock Class	52%
BlackRock Basic Value Fund, Institutional Class	9
BlackRock Large Cap Core Fund, Institutional Class	9
BlackRock Capital Appreciation Portfolio, Institutional Class	9
BlackRock Global Dynamic Equity Fund, Institutional Class	9
BlackRock Small Cap Core Equity Portfolio, Institutional Class	4
BlackRock International Opportunities Portfolio, Institutional Class	3
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	3
Blackrock Money Market Portfolio, Institutional Class	2

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

4	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Conservative Prepared Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (60%), Russell 3000 Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]	This unmanaged marked-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

	6-Month Total Returns	Average Annual Total Returns[6]
		1 Year		Since Inception[7]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.71%	31.15%	N/A	2.51%	N/A
Investor A	6.49	30.69	23.78%	2.14	0.49%
Investor C	6.22	29.76	28.76	1.41	1.41
Class R	6.40	30.40	N/A	1.89	N/A
Barclays Capital US Aggregate Bond Index (60%)/Russell 3000 Index (32%)/MSCI EAFE Index (8%)	5.39	24.35	N/A	2.52	N/A
Barclays Capital US Aggregate Bond Index	1.99	7.69	N/A	5.92	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]
Institutional	$1,000	$1,067.10	$0.67	$1,000	$1,024.28	$0.66
Investor A	$1,000	$1,064.90	$2.68	$1,000	$1,022.34	$2.62
Investor C	$1,000	$1,062.20	$6.43	$1,000	$1,018.70	$6.29
Class R	$1,000	$1,064.00	$3.81	$1,000	$1,021.24	$3.73

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.13% for Institutional, 0.52% for Investor A, 1.25% for Investor C and 0.74% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	5

Fund Summary as of March 31, 2010	BlackRock Moderate Prepared Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period, the Fund outperformed its blended benchmark (40% Barclays Capital US Aggregate Bond Index/48% Russell 3000 Index/12% MSCI EAFE Index), but underperformed the broad-market S&P 500 Index.

What factors influenced performance?

•	Our choice in allocation among sub-asset classes was a significant contributor to overall Fund performance.

•

The strongest results were delivered by two of our US large-cap equity allocations, BlackRock Basic Value Fund and BlackRock Large Cap Core Fund. In BlackRock Basic Value Fund, stock selection in information technology, telecommunication services and energy helped performance. In BlackRock Large Cap Core Fund, favorable selection in the consumer discretionary, health care, energy and materials sectors in the second half of the period enhanced performance.

•

Conversely, international equity exposure was the largest source of underperformance for the Fund. Detracting from performance for BlackRock Global Dynamic Equity Fund were stock selection in Canada, and allocation decisions and stock selection in the United States, Germany, Brazil and Hong Kong. Selection choices in the financials and materials sectors were the primary detractors for BlackRock International Opportunities Fund.

Describe recent portfolio activity.

•

In the fourth quarter of 2009, we reduced risk across the Fund. Specifically, we trimmed our equity overweight by taking profits on emerging market equities, and reduced holdings of Treasury Inflation Protected Securities on strength. We also neutralized the value and small-cap tilts in the US equity segment.

•

In late January 2010, we further scaled back risk across the Fund by taking additional profits on emerging market equities. This brought our equity position to a neutral weight relative to the benchmark.

Describe Fund positioning at period end.

•

At period end, the Fund was slightly overweight relative to the benchmark in equities and underweight in fixed income. Within the equity segment, the Fund was overweight in US equities and underweight in international equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	62%
Fixed Income Funds	35
Short-Term Securities	3

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Total Return Fund, BlackRock Class	33%
BlackRock Basic Value Fund, Institutional Class	13
BlackRock Large Cap Core Fund, Institutional Class	13
BlackRock Capital Appreciation Portfolio, Institutional Class	13
BlackRock Global Dynamic Equity Fund, Institutional Class	13
BlackRock Small Cap Core Equity Portfolio, Institutional Class	6
BlackRock International Opportunities Portfolio, Institutional Class	4
Blackrock Money Market Portfolio, Institutional Class	3
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	2

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

6	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Moderate Prepared Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (40%), Russell 3000 Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

	6-Month Total Returns	Average Annual Total Returns[6]
		1 Year		Since Inception[7]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.96%	37.49%	N/A	1.37%	N/A
Investor A	7.75	37.00	29.77%	1.03	(0.60)%
Investor C	7.38	35.92	34.92	0.27	0.27
Class R	7.61	36.79	N/A	0.86	N/A
Barclays Capital US Aggregate Bond Index (40%)/Russell 3000 Index (48%)/MSCI EAFE Index (12%)	7.06	33.39	N/A	0.62	N/A
S&P 500 Index	11.75	49.77	N/A	(3.61)	N/A

[6]

Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]
Institutional	$1,000	$1,079.60	$0.47	$1,000	$1,024.48	$0.45
Investor A	$1,000	$1,077.50	$2.49	$1,000	$1,022.54	$2.42
Investor C	$1,000	$1,073.80	$6.41	$1,000	$1,018.75	$6.24
Class R	$1,000	$1,076.10	$3.05	$1,000	$1,021.99	$2.97

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.09% for Institutional, 0.48% for Investor A, 1.24% for Investor C and 0.59% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	7

Fund Summary as of March 31, 2010	BlackRock Growth Prepared Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period, the Fund’s Institutional and Investor A shares outperformed its blended benchmark (20% Barclays Capital US Aggregate Bond Index/64% Russell 3000 Index/16% MSCI EAFE Index), while Investor R shares performed in line and Investor C shares trailed the index. All share classes underperformed the broad-market S&P 500 Index.

What factors influenced performance?

•	Our choice in allocation among sub-asset classes was a significant contributor to overall Fund performance.

•

The strongest results were delivered by two of our US large-cap equity allocations, BlackRock Basic Value Fund and BlackRock Large Cap Core Fund. In BlackRock Basic Value Fund, stock selection in information technology, telecommunication services and energy helped performance. In BlackRock Large Cap Core Fund, favorable selection in the consumer discretionary, health care, energy and materials sectors in the second half of the period enhanced performance.

•

Conversely, international equity exposure was the largest source of underperformance for the Fund. Detracting from performance for BlackRock Global Dynamic Equity Fund were stock selection in Canada, and allocation decisions and stock selection in the United States, Germany, Brazil and Hong Kong. Selection choices in the financials and materials sectors were the primary detractors for BlackRock International Opportunities Fund.

Describe recent portfolio activity.

•

In the fourth quarter of 2009, we reduced risk across the Fund. Specifically, we trimmed our equity overweight by taking profits on emerging market equities, and reduced holdings of Treasury Inflation Protected Securities on strength. We also neutralized the value and small-cap tilts in the US equity segment.

•

In late January 2010, we further scaled back risk across the Fund by taking additional profits on emerging market equities. This brought our equity position to a neutral weight relative to the benchmark.

Describe Fund positioning at period end.

•

At period end, the Fund was slightly overweight relative to the benchmark in equities and underweight in fixed income. Within the equity segment, the Fund was overweight in US equities and underweight in international equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	80%
Fixed Income Funds	16
Short-Term Securities	4

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Basic Value Fund, Institutional Class	17%
BlackRock Large Cap Core Fund, Institutional Class	17
BlackRock Capital Appreciation Portfolio, Institutional Class	17
BlackRock Global Dynamic Equity Fund, Institutional Class	16
BlackRock Total Return Fund, BlackRock Class	15
BlackRock Small Cap Core Equity Portfolio, Institutional Class	7
BlackRock International Opportunities Portfolio, Institutional Class	6
Blackrock Money Market Portfolio, Institutional Class	4
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	1

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

8	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Growth Prepared Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (20%), Russell 3000 Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

	6-Month Total Returns	Average Annual Total Returns[6]
		1 Year		Since Inception[7]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.00%	43.49%	N/A	0.26%	N/A
Investor A	8.96	43.19	35.60%	(0.08)	(1.70)%
Investor C	8.52	42.02	41.02	(0.82)	(0.82)
Class R	8.72	42.87	N/A	(0.29)	N/A
Barclays Capital US Aggregate Bond Index (20%)/Russell 3000 Index (64%)/MSCI EAFE Index (16%)	8.71	42.91	N/A	(1.41)	N/A
S&P 500 Index	11.75	49.77	N/A	(3.61)	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]
Institutional	$1,000	$1,090.00	$0.36	$1,000	$1,024.58	$0.35
Investor A	$1,000	$1,089.60	$2.34	$1,000	$1,022.69	$2.27
Investor C	$1,000	$1,085.20	$6.08	$1,000	$1,019.10	$5.89
Class R	$1,000	$1,087.20	$3.23	$1,000	$1,021.84	$3.13

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.07% for Institutional, 0.45% for Investor A, 1.17% for Investor C and 0.62% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	9

Fund Summary as of March 31, 2010	BlackRock Aggressive Growth Prepared Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period, the Fund underperformed its blended benchmark (80% Russell 3000 Index/20% MSCI EAFE Index) and the broad-market S&P 500 Index.

What factors influenced performance?

•	Our choice in allocation among sub-asset classes was a significant contributor to overall Fund performance.

•

The strongest results were delivered by two of our US large-cap equity allocations, BlackRock Basic Value Fund and BlackRock Large Cap Core Fund. In BlackRock Basic Value Fund, stock selection in information technology, telecommunication services and energy helped performance. In BlackRock Large Cap Core Fund, favorable selection in the consumer discretionary, health care, energy and materials sectors in the second half of the period enhanced performance.

•

Conversely, international equity exposure was the largest source of underperformance for the Fund. Detracting from performance for BlackRock Global Dynamic Equity Fund were stock selection in Canada, and allocation decisions and stock selection in the United States, Germany, Brazil and Hong Kong. Selection choices in the financials and materials sectors were the primary detractors for BlackRock International Opportunities Fund.

Describe recent portfolio activity.

•	During the six months, we generally reduced risk across the Fund by taking profits on emerging market equities. We also neutralized the value and small-cap tilts in the US equity segment.

Describe Fund positioning at period end.

•	At period end, the Fund was overweight relative to the benchmark in US equities and underweight in international equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	100%

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Large Cap Core Fund, Institutional Class	22%
BlackRock Basic Value Fund, Institutional Class	22
BlackRock Capital Appreciation Portfolio, Institutional Class	21
BlackRock Global Dynamic Equity Fund, Institutional Class	20
BlackRock Small Cap Core Equity Portfolio, Institutional Class	8
BlackRock International Opportunities Portfolio, Institutional Class	7

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

10	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Aggressive Growth Prepared Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]	The Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

[3]

The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 3000 Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of US stock and non-US stock market performance, respectively.

[4]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

	6-Month Total Returns	Average Annual Total Returns[6]
		1 Year		Since Inception[7]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	10.30%	49.16%	N/A	(1.15)%	N/A
Investor A	10.13	48.82	40.96%	(1.45)	(3.05)%
Investor C	9.67	47.60	46.60	(2.20)	(2.20)
Class R	10.06	48.56	N/A	(1.66)	N/A
Russell 3000 Index (80%)/MSCI EAFE Index (20%)	10.33	52.93	N/A	(3.56)	N/A
S&P 500 Index	11.75	49.77	N/A	(3.61)	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]
Institutional	$1,000	$1,103.00	$0.47	$1,000	$1,024.48	$0.45
Investor A	$1,000	$1,101.30	$2.25	$1,000	$1,022.79	$2.17
Investor C	$1,000	$1,096.70	$6.17	$1,000	$1,019.05	$5.94
Class R	$1,000	$1,100.60	$3.09	$1,000	$1,021.99	$2.97

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.09% for Institutional, 0.43% for Investor A, 1.18% for Investor C and 0.59% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2010	11

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived or reimbursed a portion of each Fund’s expenses. Without such waiver and reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2009 and held through March 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Conservative Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies(a)
Equity Funds — 43.1%
BlackRock Basic Value Fund, Institutional Class	153,303	$3,763,586
BlackRock Capital Appreciation Portfolio, Institutional Class	220,397	3,665,196
BlackRock Global Dynamic Equity Fund, Institutional Class	313,617	3,594,052
BlackRock International Opportunities Portfolio, Institutional Class	38,182	1,218,402
BlackRock Large Cap Core Fund, Institutional Class	347,107	3,707,100
BlackRock Small Cap Core Equity Portfolio, Institutional Class(b)	101,391	1,553,317

		17,501,653

Fixed Income Funds — 55.2%
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	103,998	1,103,421
BlackRock Total Return Fund, BlackRock Class	1,995,024	21,346,755

		22,450,176

Short-Term Securities — 2.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11%(c)	8,209	8,209
BlackRock Money Market Portfolio, Institutional Class, 0.00%(c)	838,697	838,697

		846,906

Total Affiliated Investment Companies (Cost — $35,565,204*) — 100.4%		40,798,735
Liabilities in Excess of Other Assets — (0.4)%		(143,427)

Net Assets — 100.0%		$40,655,308

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$39,836,638

Gross unrealized appreciation	$5,233,531
Gross unrealized depreciation	(4,271,434)

Net unrealized appreciation	$962,097

(a)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost		Realized Gain (Loss)	Income
BlackRock Basic Value Fund, Institutional Class	$514,832		$975,487		$(40,477)	$65,744
BlackRock Capital Appreciation Portfolio, Institutional Class	$1,281,550		$200,744		$(1,689)	$14,665
BlackRock Global Dynamic Equity Fund, Institutional Class	$484,949		$936,978		$(115,837)	$43,853
BlackRock Global Emerging Markets Fund, Institutional Class	$76,518		$632,598		$296,820	$5,064
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	$170,335		$941,938		$61,403	$12,508

Affiliate	Purchase Cost		Sales Cost		Realized Gain (Loss)	Income
BlackRock International Opportunities Portfolio, Institutional Class	$169,315		$296,205		$18,232	$16,592
BlackRock Large Cap Core Fund, Institutional Class	$477,269		$570,195		$(60,155)	$39,267
BlackRock Small Cap Core Equity Portfolio, Institutional Class	$184,709		$556,059		$(89,093)	—
BlackRock Total Return Fund, BlackRock Class	$5,402,856		$1,331,175		$(66,082)	$536,689
BlackRock Liquidity Funds, TempFund, Institutional Class	—		$58,763	***	—	$31
BlackRock Money Market Portfolio, Institutional Class	$838,697	**	—		—	—

**	Represents net purchase cost.

***	Represents net sales cost.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 - Affiliated Investment Companies	$40,798,735
Level 2	—
Level 3	—

Total	$40,798,735

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	13

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Moderate Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies(a)
Equity Funds — 61.9%
BlackRock Basic Value Fund, Institutional Class	456,237	$11,200,610
BlackRock Capital Appreciation Portfolio, Institutional Class	655,372	10,898,840
BlackRock Global Dynamic Equity Fund, Institutional Class	932,277	10,683,890
BlackRock International Opportunities Portfolio, Institutional Class	113,225	3,613,019
BlackRock Large Cap Core Fund, Institutional Class	1,032,618	11,028,360
BlackRock Small Cap Core Equity Portfolio, Institutional Class(b)	301,784	4,623,324

		52,048,043

Fixed Income Funds — 35.1%
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	137,181	1,455,493
BlackRock Total Return Fund, BlackRock Class	2,626,234	28,100,705

		29,556,198

Short-Term Securities — 3.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11%(c)	231,560	231,560
BlackRock Money Market Portfolio, Institutional Class, 0.00%(c)	2,480,605	2,480,605

		2,712,165

Total Affiliated Investment Companies (Cost — $75,526,962*) — 100.2%		84,316,406
Liabilities in Excess of Other Assets — (0.2)%		(185,979)

Net Assets — 100.0%		$84,130,427

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$84,685,878

Gross unrealized appreciation	$8,789,444
Gross unrealized depreciation	(9,158,916)

Net unrealized depreciation	$(369,472)

(a)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Gain (Loss)	Income
BlackRock Basic Value Fund, Institutional Class	$1,696,358		$3,191,060	$(571,421)	$190,659
BlackRock Capital Appreciation Portfolio, Institutional Class	$3,983,443		$570,562	$(16,416)	$42,494
BlackRock Global Dynamic Equity Fund, Institutional Class	$1,587,795		$2,109,376	$(321,637)	$126,753
BlackRock Global Emerging Markets Fund, Institutional Class	$258,867		$2,001,800	$688,990	$14,641
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	$251,845		$1,222,705	$61,029	$16,144

Affiliate	Purchase Cost		Sales Cost	Realized Gain (Loss)	Income
BlackRock International Opportunities Portfolio, Institutional Class	$544,793		$369,993	$5,558	$47,839
BlackRock Large Cap Core Fund, Institutional Class	$1,576,085		$1,636,161	$(254,414)	$114,336
BlackRock Small Cap Core Equity Portfolio, Institutional Class	$623,133		$1,792,751	$(481,944)	—
BlackRock Total Return Fund, BlackRock Class	$8,246,756		$1,656,797	$(95,408)	$689,110
BlackRock Liquidity Funds, TempFund, Institutional Class	$124,351	**	—	—	$49
BlackRock Money Market Portfolio, Institutional Class	$2,480,605	**	—	—	—

**	Represents net purchase cost.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 - Affiliated Investment Companies	$84,316,406
Level 2	—
Level 3	—

Total	$84,316,406

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies(a)
Equity Funds — 80.5%
BlackRock Basic Value Fund, Institutional Class	442,716	$10,868,667
BlackRock Capital Appreciation Portfolio, Institutional Class	635,785	10,573,097
BlackRock Global Dynamic Equity Fund, Institutional Class	903,728	10,356,723
BlackRock International Opportunities Portfolio, Institutional Class	109,524	3,494,895
BlackRock Large Cap Core Fund, Institutional Class	1,001,952	10,700,848
BlackRock Small Cap Core Equity Portfolio, Institutional Class(b)	292,906	4,487,324

		50,481,554

Fixed Income Funds — 15.7%
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	45,798	485,921
BlackRock Total Return Fund, BlackRock Class	875,593	9,368,841

		9,854,762

Short-Term Securities — 3.9%
BlackRock Money Market Portfolio, Institutional Class, 0.00%(c)	2,413,812	2,413,812

Total Affiliated Investment Companies (Cost — $57,831,666*) — 100.1%		62,750,128
Liabilities in Excess of Other Assets — (0.1)%		(33,182)

Net Assets — 100.0%		$62,716,946

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$65,257,264

Gross unrealized appreciation	$4,918,462
Gross unrealized depreciation	(7,425,598)

Net unrealized depreciation	$(2,507,136)

(a)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Gain (Loss)	Income
BlackRock Basic Value Fund, Institutional Class	$949,168		$3,333,254	$(843,901)	$198,185
BlackRock Capital Appreciation Portfolio, Institutional Class	$3,423,834		$551,402	$(22,130)	$44,159
BlackRock Global Dynamic Equity Fund, Institutional Class	$860,862		$1,521,712	$(249,851)	$131,440
BlackRock Global Emerging Markets Fund, Institutional Class	$158,351		$2,055,458	$615,151	$15,200
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	$45,926		$424,291	$22,356	$5,676

Affiliate	Purchase Cost		Sales Cost	Realized Gain (Loss)	Income
BlackRock International Opportunities Portfolio, Institutional Class	$551,388		$193,444	$(7,195)	$49,592
BlackRock Large Cap Core Fund, Institutional Class	$852,361		$1,671,466	$(438,597)	$119,644
BlackRock Small Cap Core Equity Portfolio, Institutional Class	$308,889		$1,893,580	$(619,281)	—
BlackRock Total Return Fund, BlackRock Class	$2,833,454		$525,120	$(27,130)	$238,168
BlackRock Liquidity Funds, TempFund, Institutional Class	—		—	—	$26
BlackRock Money Market Portfolio, Institutional Class	$2,413,812	**	—	—	—

**	Represents net purchase cost.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 - Affiliated Investment Companies	$62,750,128
Level 2	—
Level 3	—

Total	$62,750,128

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	15

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Aggressive Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies(a)
Equity Funds — 100.1%
BlackRock Basic Value Fund, Institutional Class	314,352	$7,717,348
BlackRock Capital Appreciation Portfolio, Institutional Class	458,186	7,619,638
BlackRock Global Dynamic Equity Fund, Institutional Class	606,676	6,952,508
BlackRock International Opportunities Portfolio, Institutional Class	75,212	2,400,012
BlackRock Large Cap Core Fund, Institutional Class	731,406	7,811,417
BlackRock Small Cap Core Equity Portfolio, Institutional Class(b)	187,869	2,878,154

		35,379,077

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)	58,499	58,499

Total Affiliated Investment Companies (Cost — $32,299,499*) — 100.3%		35,437,576
Liabilities in Excess of Other Assets — (0.3)%		(91,828)

Net Assets — 100.0%		$35,345,748

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$37,640,763

Gross unrealized appreciation	$3,138,077
Gross unrealized depreciation	(5,341,264)

Net unrealized depreciation	$(2,203,187)

(a)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Loss	Income
BlackRock Basic Value Fund, Institutional Class	$1,355,061		$1,936,870	$(480,400)	$129,642
BlackRock Capital Appreciation Portfolio, Institutional Class	$3,077,591		$554,693	$(34,300)	$28,960
BlackRock Global Dynamic Equity Fund, Institutional Class	$879,724		$671,978	$(123,334)	$85,785
BlackRock Global Emerging Markets Fund, Institutional Class	$129,510		$1,304,469	$435,699	$9,927
BlackRock International Opportunities Portfolio, Institutional Class	$349,614		$303,741	$(5)	$32,682
BlackRock Large Cap Core Fund, Institutional Class	$1,479,919		$1,463,262	$(454,437)	$78.204
BlackRock Small Cap Core Equity Portfolio, Institutional Class	$304,066		$848,930	$(217,273)	—
BlackRock Liquidity Funds, TempFund, Institutional Class	$9,876	**	—	—	$26

**	Represents net purchase cost.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 - Affiliated Investment Companies	$35,437,576
Level 2	—
Level 3	—

Total	$35,437,576

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2010

Statements of Assets and Liabilities

March 31, 2010 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Assets
Investments at value - affiliated[1]	$40,798,735	$84,316,406	$62,750,128	$35,437,576
Capital shares sold receivable	30,870	202,500	195,965	129,037
Receivable from advisor	10,669	9,124	10,993	14,897
Dividends receivable - affiliated	1,073	1,420	546	12
Investments sold receivable - affiliated	—	—	32,021	—
Prepaid expenses	39,052	43,001	41,347	40,045

Total assets	40,880,399	84,572,451	63,031,000	35,621,567

Liabilities
Investments purchased payable - affiliated	8,209	231,561	—	58,498
Capital shares redeemed payable	162,160	117,598	238,953	166,870
Service and distribution fees payable	23,712	46,164	34,130	18,717
Other affiliates payable	12,600	20,214	16,326	13,641
Professional fees payable	6,938	7,152	7,382	7,641
Officer’s and Trustees’ fees payable	3,882	4,550	4,618	4,017
Other accrued expenses payable	7,590	14,785	12,645	6,435

Total liabilities	225,091	442,024	314,054	275,819

Net Assets	$40,655,308	$84,130,427	$62,716,946	$35,345,748

Net Assets Consist of
Paid-in capital	$41,376,173	$90,110,895	$74,421,315	$41,354,241
Undistributed net investment income	361,069	849,609	558,559	233,631
Accumulated net realized loss	(6,315,465)	(15,619,521)	(17,181,390)	(9,380,201)
Net unrealized appreciation/depreciation	5,233,531	8,789,444	4,918,462	3,138,077

Net Assets	$40,655,308	$84,130,427	$62,716,946	$35,345,748

[1] Investments at cost - affiliated	$35,565,204	$75,526,962	$57,831,666	$32,299,499

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	17

Statements of Assets and Liabilities (concluded)

March 31, 2010 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Net Asset Value
Institutional
Net assets	$1,140,939	$3,947,887	$3,952,954	$3,339,317
Shares outstanding[1]	116,249	418,297	429,995	375,621
Net asset value	$9.81	$9.44	$9.19	$8.89
Investor A
Net assets	$11,029,281	$24,311,384	$19,020,481	$9,104,542
Shares outstanding[1]	1,129,221	2,584,799	2,085,985	1,033,655
Net asset value	$9.77	$9.41	$9.12	$8.81
Investor C
Net assets	$22,714,309	$43,647,928	$32,392,362	$18,176,603
Shares outstanding[1]	2,337,780	4,675,254	3,610,039	2,108,223
Net asset value	$9.72	$9.34	$8.97	$8.62
Class R
Net assets	$5,770,779	$12,223,228	$7,351,149	$4,725,286
Shares outstanding[1]	593,899	1,306,219	811,274	540,125
Net asset value	$9.72	$9.36	$9.06	$8.75

1	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2010

Statements of Operations

Six Months Ended March 31, 2010 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Investment Income
Dividends - affiliated	$734,413	$1,242,025	$802,090	$365,226

Expenses
Service and distribution - class specific	132,927	259,054	193,655	105,278
Transfer agent - class specific	33,171	52,751	42,618	35,642
Professional	25,581	25,763	25,581	26,491
Registration	13,885	13,609	13,521	13,238
Administration	14,269	28,672	22,282	12,209
Printing	7,199	14,371	12,187	6,754
Custodian	7,145	7,118	6,943	6,889
Officer and Trustees	6,780	7,015	6,950	6,649
Administration - class specific	4,756	9,556	7,431	4,075
Miscellaneous	3,449	3,921	3,830	3,463
Recoupment of past waived fees - class specific	—	867	2,005	—

Total expenses	249,162	422,697	337,003	220,688
Less administration fees waived	(14,269)	(28,672)	(22,282)	(12,209)
Less administration fees waived - class specific	(3,712)	(6,148)	(5,357)	(4,075)
Less transfer agent fees waived - class specific	(229)	(178)	(315)	(361)
Less transfer agent fees reimbursed - class specific	(11,131)	(10,069)	(17,323)	(23,607)
Less expenses reimbursed by advisor	(39,299)	(37,401)	(48,202)	(48,841)

Total expenses after fees waived and reimbursed	180,522	340,229	243,524	131,595

Net investment income	553,891	901,796	558,566	233,631

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - affiliated	3,122	(985,663)	(1,570,578)	(874,050)
Capital gain distributions received from affiliated underlying funds	3,210	4,120	1,464	—

	6,332	(981,543)	(1,569,114)	(874,050)

Net change in unrealized appreciation/depreciation on
investments - affiliated	1,771,187	5,591,301	5,923,984	3,722,766

Total realized and unrealized gain	1,777,519	4,609,758	4,354,870	2,848,716

Net Increase in Net Assets Resulting from Operations	$2,331,410	$5,511,554	$4,913,436	$3,082,347

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	19

Statements of Changes in Net Assets

	BlackRock Conservative Prepared Portfolio		BlackRock Moderate Prepared Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations
Net investment income (loss)	$553,891	$893,110	$901,796	$1,147,827
Net realized gain (loss)	6,332	(5,744,310)	(981,543)	(12,940,036)
Net change in unrealized appreciation/depreciation	1,771,187	7,499,399	5,591,301	14,517,734

Net increase (decrease) in net assets resulting from operations	2,331,410	2,648,199	5,511,554	(11,233,291)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(48,119)	(98,321)	(44,401)	(29,456)
Investor A	(290,428)	(167,631)	(409,857)	(259,699)
Investor C	(512,104)	(209,505)	(527,406)	(311,081)
Class R	(149,352)	(74,542)	(218,345)	(130,796)
Net realized gain:
Institutional	—	(46,056)	—	(36,043)
Investor A	—	(89,967)	—	(376,723)
Investor C	—	(181,719)	—	(790,898)
Class R	—	(42,676)	—	(186,968)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,000,003)	(910,417)	(1,200,009)	(2,121,664)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	3,480,586	5,290,812	8,159,908	8,136,672

Net Assets
Total increase (decrease) in net assets	4,811,993	7,028,594	12,471,453	8,740,533
Beginning of period	35,843,315	28,814,721	71,658,974	62,918,441

End of period	$40,655,308	$35,843,315	$84,130,427	$71,658,974

Undistributed net investment income	$361,069	$807,181	$849,609	$1,147,822

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2010

BlackRock Growth Prepared Portfolio		BlackRock Aggressive Growth Prepared Portfolio
Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
$558,566	$455,165	$233,631	$(30,770)
(1,569,114)	(13,574,461)	(874,050)	(7,682,541)
5,923,984	12,526,363	3,722,766	7,140,246

4,913,436	(14,402,654)	3,082,347	(7,980,112)

(48,552)	—	—	—
(174,147)	—	—	—
(171,546)	—	—	—
(60,925)	—	—	—
—	(193,699)	—	(102,975)
—	(467,292)	—	(214,629)
—	(864,363)	—	(501,227)
—	(92,020)	—	(74,189)

(455,170)	(1,617,374)	—	(893,020)

1,683,172	(1,809,957)	1,249,652	3,349,998

6,141,438	(4,020,264)	4,331,999	1,853,140
56,575,508	60,595,772	31,013,749	29,129,836

$62,716,946	$56,575,508	$35,345,748	$31,013,749

$558,559	$455,163	$233,631	$—

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	21

Financial Highlights	BlackRock Conservative Prepared Portfolio

	Institutional				Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
		2009	2008			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.50	$9.24	$10.74	$10.00	$9.45	$9.20	$10.72	$10.00

Net investment income[2]	0.18	0.33	0.35	0.23	0.16	0.29	0.32	0.20
Net realized and unrealized gain (loss)	0.45	0.24	(1.54)	0.51	0.45	0.24	(1.54)	0.52

Net increase (decrease) from investment operations	0.63	0.57	(1.19)	0.74	0.61	0.53	(1.22)	0.72

Dividends and distributions from:
Net investment income	(0.32)	(0.21)	(0.23)	—	(0.29)	(0.18)	(0.22)	—
Net realized gain	—	(0.10)	(0.08)	—	—	(0.10)	(0.08)	—

Total dividends and distributions	(0.32)	(0.31)	(0.31)	—	(0.29)	(0.28)	(0.30)	—

Net asset value, end of period	$9.81	$9.50	$9.24	$10.74	$9.77	$9.45	$9.20	$10.72

Total Investment Return[3]
Based on net asset value	6.71%[4]	6.85%	(11.43)%	7.40%[4]	6.49%[4]	6.41%	(11.76)%	7.20%[4]

Ratios to Average Net Assets
Total expenses	0.47%[5,6]	0.64%[7]	0.68%[8]	15.06%[6,8]	0.81%[5,6]	1.01%[7]	1.10%[8]	4.95%[6,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.13%[5,6]	0.13%[7]	0.13%[8]	0.13%[6,8]	0.52%[5,6]	0.52%[7]	0.51%[8]	0.44%[6,8]

Net investment income	3.79%[5,6]	3.94%[7]	3.38%[8]	2.88%[6,8]	3.33%[5,6]	3.45%[7]	3.08%[8]	2.53%[6,8]

Supplemental Data
Net assets, end of period (000)	$1,141	$1,352	$835	$378	$11,029	$9,657	$7,416	$1,646

Portfolio turnover	17%	80%	46%	9%	17%	80%	46%	9%

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Conservative Prepared Portfolio

	Investor C				Class R
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
		2009	2008			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.37	$9.11	$10.66	$10.00	$9.40	$9.16	$10.70	$10.00

Net investment income[2]	0.12	0.22	0.23	0.15	0.15	0.27	0.27	0.21
Net realized and unrealized gain (loss)	0.46	0.25	(1.52)	0.51	0.44	0.24	(1.52)	0.49

Net increase (decrease) from investment operations	0.58	0.47	(1.29)	0.66	0.59	0.51	(1.25)	0.70

Dividends and distributions from:
Net investment income	(0.23)	(0.11)	(0.18)	—	(0.27)	(0.17)	(0.21)	—
Net realized gain	—	(0.10)	(0.08)	—	—	(0.10)	(0.08)	—

Total dividends and distributions	(0.23)	(0.21)	(0.26)	—	(0.27)	(0.27)	(0.29)	—

Net asset value, end of period	$9.72	$9.37	$9.11	$10.66	$9.72	$9.40	$9.16	$10.70

Total Investment Return[3]
Based on net asset value	6.22%[4]	5.64%	(12.48)%	6.60%[4]	6.40%[4]	6.17%	(12.04)%	7.00%[4]

Ratios to Average Net Assets
Total expenses	1.61%[5,6]	1.80%[7]	1.70%[8]	3.96%[6,8]	1.26%[5,6]	1.50%[7]	1.33%[8]	15.25%[6,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.25%[5,6]	1.25%[7]	1.23%[8]	1.18%[6,8]	0.74%[5,6]	0.74%[7]	0.73%[8]	0.68%[6,8]

Net investment income	2.61%[5,6]	2.69%[7]	2.26%[8]	1.91%[6,8]	3.12%[5,6]	3.30%[7]	2.66%[8]	2.61%[6,8]

Supplemental Data
Net assets, end of period (000)	$22,714	$20,403	$17,299	$11,051	$5,771	$4,432	$3,265	$833

Portfolio turnover	17%	80%	46%	9%	17%	80%	46%	9%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.64%

6	Annualized.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.

8	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	23

Financial Highlights (continued)	BlackRock Moderate Prepared Portfolio

	Institutional				Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
		2009	2008			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.94	$9.00	$11.02	$10.00	$8.90	$8.96	$11.00	$10.00

Net investment income[2]	0.13	0.22	0.24	0.17	0.12	0.18	0.22	0.14
Net realized and unrealized gain (loss)	0.58	0.06	(1.90)	0.85	0.56	0.08	(1.91)	0.86

Net increase (decrease) from investment operations	0.71	0.28	(1.66)	1.02	0.68	0.26	(1.69)	1.00

Dividends and distributions from:
Net investment income	(0.21)	(0.15)	(0.22)	—	(0.17)	(0.13)	(0.21)	—
Net realized gain	—	(0.19)	(0.14)	—	—	(0.19)	(0.14)	—

Total dividends and distributions	(0.21)	(0.34)	(0.36)	—	(0.17)	(0.32)	(0.35)	—

Net asset value, end of period	$9.44	$8.94	$9.00	$11.02	$9.41	$8.90	$8.96	$11.00

Total Investment Return[3]
Based on net asset value	7.96%[4]	4.04%	(15.53)%	10.20%[4]	7.75%[4]	3.71%	(15.86)%	10.00%[4]

Ratios to Average Net Assets
Total expenses	0.36%[5,6]	0.49%[7]	0.50%[8]	3.33%[6,8]	0.66%[5,6]	0.76%[7]	0.78%[8]	2.01%[6,8]

Total expenses excluding recoupment of past waived fees	0.36%[5,6]	0.49%[7]	0.50%[8]	3.33%[6,8]	0.65%[5,6]	0.75%[7]	0.78%[8]	2.01%[6,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.09%[5,6]	0.09%[7]	0.09%[8]	0.09%[6,8]	0.48%[5,6]	0.48%[7]	0.48%[8]	0.41%[6,8]

Net investment income	2.87%[5,6]	2.85%[7]	2.36%[8]	2.06%[6,8]	2.74%[5,6]	2.36%[7]	2.16%[8]	1.73%[6,8]

Supplemental Data
Net assets, end of period (000)	$3,948	$1,327	$1,501	$1,702	$24,311	$22,657	$17,506	$6,382

Portfolio turnover	18%	62%	34%	11%	18%	62%	34%	11%

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Moderate Prepared Portfolio

	Investor C				Class R
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
		2009	2008			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.81	$8.88	$10.93	$10.00	$8.86	$8.93	$10.97	$10.00

Net investment income[2]	0.09	0.13	0.14	0.08	0.12	0.17	0.20	0.15
Net realized and unrealized gain (loss)	0.56	0.06	(1.89)	0.85	0.55	0.08	(1.89)	0.82

Net increase (decrease) from investment operations	0.65	0.19	(1.75)	0.93	0.67	0.25	(1.69)	0.97

Dividends and distributions from:
Net investment income	(0.12)	(0.07)	(0.16)	—	(0.17)	(0.13)	(0.21)	—
Net realized gain		(0.19)	(0.14)	—		(0.19)	(0.14)	—

Total dividends and distributions	(0.12)	(0.26)	(0.30)	—	(0.17)	(0.32)	(0.35)	—

Net asset value, end of period	$9.34	$8.81	$8.88	$10.93	$9.36	$8.86	$8.93	$10.97

Total Investment Return[3]
Based on net asset value	7.38%[4]	2.83%	(16.42)%	9.30%[4]	7.61%[4]	3.63%	(15.93)%	9.70%[4]

Ratios to Average Net Assets
Total expenses	1.44%[5,6]	1.57%[7]	1.49%[8]	2.28%[6,8]	0.95%[5,6]	1.10%[7]	1.05%[8]	5.23%[6,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.24%[5,6]	1.24%[7]	1.20%[8]	1.15%[6,8]	0.59%[5,6]	0.59%[7]	0.59%[8]	0.59%[6,8]

Net investment income	2.02%[5,6]	1.68%[7]	1.41%[8]	1.01%[6,8]	2.72%[5,6]	2.20%[7]	1.95%[8]	1.80%[6,8]

Supplemental Data
Net assets, end of period (000)	$43,648	$37,646	$37,472	$29,971	$12,223	$10,028	$6,439	$3,663

Portfolio turnover	18%	62%	34%	11%	18%	62%	34%	11%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.74%

6	Annualized.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.

8	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	25

Financial Highlights (continued)	BlackRock Growth Prepared Portfolio

	Institutional				Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
		2009	2008			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.53	$8.74	$11.32	$10.00	$8.45	$8.70	$11.29	$10.00

Net investment income[2]	0.12	0.13	0.16	0.10	0.10	0.09	0.11	0.07
Net realized and unrealized gain (loss)	0.65	(0.10)	(2.23)	1.22	0.65	(0.10)	(2.20)	1.22

Net increase (decrease) from investment operations	0.77	0.03	(2.07)	1.32	0.75	(0.01)	(2.09)	1.29

Dividends and distributions from:
Net investment income	(0.11)	—	(0.27)	—	(0.08)	—	(0.25)	—
Net realized gain	—	(0.24)	(0.24)	—	—	(0.24)	(0.25)	—

Total dividends and distributions	(0.11)	(0.24)	(0.51)	—	(0.08)	(0.24)	(0.50)	—

Net asset value, end of period	$9.19	$8.53	$8.74	$11.32	$9.12	$8.45	$8.70	$11.29

Total Investment Return[3]
Based on net asset value	9.00%[4]	1.01%	(19.08)%	13.20%[4]	8.96%[4]	0.55%	(19.36)%	12.90%[4]

Ratios to Average Net Assets
Total expenses	0.42%[5,6]	0.50%[7]	0.41%[8]	1.80%[6,8]	0.69%[5,6]	0.80%[7]	0.72%[8]	1.69%[6,8]

Total expenses excluding recoupment of past waived fees	0.42%[5,6]	0.50%[7]	0.41%[8]	1.80%[6,8]	0.67%[5,6]	0.79%[7]	0.72%[8]	1.69%[6,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.07%[5,6]	0.07%[7]	0.07%[8]	0.07%[6,8]	0.45%[5,6]	0.45%[7]	0.43%[8]	0.38%[6,8]

Net investment income	2.70%[5,6]	1.77%[7]	1.52%[8]	1.17%[6,8]	2.25%[5,6]	1.25%[7]	1.12%[8]	0.89%[6,8]

Supplemental Data
Net assets, end of period (000)	$3,953	$4,148	$7,703	$9,179	$19,020	$17,136	$16,927	$9,743

Portfolio turnover	17%	55%	36%	0%	17%	55%	36%	0%

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Growth Prepared Portfolio

	Investor C				Class R
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
		2009	2008			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.31	$8.62	$11.23	$10.00	$8.41	$8.67	$11.27	$10.00

Net investment income[2]	0.07	0.04	0.05	0.01	0.09	0.06	0.08	0.05
Net realized and unrealized gain (loss)	0.65	(0.11)	(2.21)	1.22	0.64	(0.08)	(2.19)	1.22

Net increase (decrease) from investment operations	0.72	(0.07)	(2.16)	1.23	0.73	(0.02)	(2.11)	1.27

Dividends and distributions from:
Net investment income	(0.06)	—	(0.20)	—	(0.08)	—	(0.25)	—
Net realized gain	—	(0.24)	(0.25)	—	—	(0.24)	(0.24)	—

Total dividends and distributions	(0.06)	(0.24)	(0.45)	—	(0.08)	(0.24)	(0.49)	—

Net asset value, end of period	$8.97	$8.31	$8.62	$11.23	$9.06	$8.41	$8.67	$11.27

Total Investment Return[3]
Based on net asset value	8.52%[4]	(0.16)%	(19.99)%	12.30%[4]	8.72%[4]	0.43%	(19.59)%	12.70%[4]

Ratios to Average Net Assets
Total expenses	1.51%[5,6]	1.65%[7]	1.48%[8]	2.21%[6,8]	1.00%[5,6]	1.19%[7]	1.02%[8]	6.87%[6,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.17%[5,6]	1.17%[7]	1.17%[8]	1.11%[6,8]	0.62%[5,6]	0.62%[7]	0.62%[8]	0.60%[6,8]

Net investment income	1.54%[5,6]	0.57%[7]	0.49%[8]	0.12%[6,8]	1.97%[5,6]	0.87%[7]	0.79%[8]	0.65%[6,8]

Supplemental Data
Net assets, end of period (000)	$32,392	$29,994	$32,689	$32,408	$7,351	$5,297	$3,277	$2,433

Portfolio turnover	17%	55%	36%	0%	17%	55%	36%	0%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.83%

6	Annualized.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.

8	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	27

Financial Highlights (continued)	BlackRock Aggressive Growth Prepared Portfolio

	Institutional				Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
		2009	2008			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.06	$8.57	$11.55	$10.00	$8.00	$8.53	$11.52	$10.00

Net investment income (loss)[2]	0.08	0.05	0.07	0.01	0.08	0.01	0.03	(0.01)
Net realized and unrealized gain (loss)	0.75	(0.31)	(2.59)	1.54	0.73	(0.29)	(2.58)	1.53

Net increase (decrease) from investment operations	0.83	(0.26)	(2.52)	1.55	0.81	(0.28)	(2.55)	1.52

Dividends and distributions from:
Net investment income	—	—	(0.15)	—	—	—	(0.14)	—
Net realized gain	—	(0.25)	(0.31)	—	—	(0.25)	(0.30)	—

Total dividends and distributions	—	(0.25)	(0.46)	—	—	(0.25)	(0.44)	—

Net asset value, end of period	$8.89	$8.06	$8.57	$11.55	$8.81	$8.00	$8.53	$11.52

Total Investment Return[3]
Based on net asset value	10.30%[4]	(2.22)%	(22.69)%	15.50%[4]	10.13%[4]	(2.48)%	(22.96)%	15.20%[4]

Ratios to Average Net Assets
Total expenses	0.61%[5,6]	0.79%[7]	0.65%[8]	2.80%[6,8]	0.89%[5,6]	1.15%[7]	0.99%[8]	3.51%[6,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.09%[5,6]	0.09%[7]	0.09%[8]	0.09%[6,8]	0.43%[5,6]	0.42%[7]	0.43%[8]	0.39%[6,8]

Net investment income (loss)	2.01%[5,6]	0.69%[7]	0.71%[8]	0.14%[6,8]	1.90%[5,6]	0.20%[7]	0.26%[8]	(0.14)%[6,8]

Supplemental Data
Net assets, end of period (000)	$3,339	$2,566	$3,484	$4,346	$9,105	$9,328	$6,894	$2,773

Portfolio turnover	19%	55%	20%	7%	19%	55%	20%	7%

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2010

Financial Highlights (concluded)	BlackRock Aggressive Growth Prepared Portfolio

	Investor C				Class R
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period December 21, 2006[1] to September 30, 2007
		2009	2008			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.86	$8.45	$11.45	$10.00	$7.95	$8.50	$11.49	$10.00

Net investment income (loss)[2]	0.04	(0.03)	(0.05)	(0.07)	0.07	0.00 [9]	(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.72	(0.31)	(2.55)	1.52	0.73	(0.30)	(2.54)	1.53

Net increase (decrease) from investment operations	0.76	(0.34)	(2.60)	1.45	0.80	(0.30)	(2.55)	1.49

Dividends and distributions from:
Net investment income	—	—	(0.10)	—	—	—	(0.13)	—
Net realized gain	—	(0.25)	(0.30)	—	—	(0.25)	(0.31)	—

Total dividends and distributions	—	(0.25)	(0.40)	—	—	(0.25)	(0.44)	—

Net asset value, end of period	$8.62	$7.86	$8.45	$11.45	$8.75	$7.95	$8.50	$11.49

Total Investment Return[3]
Based on net asset value	9.67%[4]	(3.24)%	(23.48)%	14.50%[4]	10.06%[4]	(2.73)%	(23.13)%	14.90%[4]

Ratios to Average Net Assets
Total expenses	1.76%[5,6]	1.99%[7]	1.72%[8]	3.27%[6,8]	1.22%[5,6]	1.51%[7]	1.31%[8]	12.51%[6,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.18%[5,6]	1.18%[7]	1.18%[8]	1.13%[6,8]	0.59%[5,6]	0.59%[7]	0.59%[8]	0.59%[6,8]

Net investment income (loss)	1.03%[5,6]	(0.46)%[7]	(0.47)%[8]	(0.81)%[6,8]	1.69%[5,6]	0.02%[7]	(0.13)%[8]	(0.50)%[6,8]

Supplemental Data
Net assets, end of period (000)	$18,177	$16,047	$16,762	$13,384	$4,725	$3,073	$1,990	$1,102

Portfolio turnover	19%	55%	20%	7%	19%	55%	20%	7%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.91%

6	Annualized.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.

8	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

9	Less than $0.01 per share.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2010	29

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2010, the Trust had 31 series, of which BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”) (collectively the “Funds”) are included in these financial statements. Each of the Funds is non-diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Funds generally will invest in other investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, each of the Funds indirectly invests, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate related and other similar securities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value. The market value of the Funds’ investments in the Underlying Funds is based on the published net asset value of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income , including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Fund, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Dividends and Distributions: Dividends and distributions, if any, paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the two years ended September 30, 2009 and for the period ended September 30, 2007. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years,

30	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures is currently being assessed.

Other: Expenses directly related to a Fund or its class are charged to that Fund or its classes. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager has contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C	Class R
Conservative Prepared	1.13%	1.53%	2.25%	1.74%
Moderate Prepared	1.09%	1.51%	2.24%	1.59%
Growth Prepared	1.07%	1.45%	2.17%	1.62%
Aggressive Growth Prepared	1.09%	1.43%	2.18%	1.59%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the non-interested Trustees.

In addition, the Manager has also contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C	Class R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until February 1, 2011.

If during a Fund’s fiscal year the operating expenses of a share class that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2010, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees

Share Classes	Moderate Prepared	Growth Prepared
Investor A	$867	$2,005

On March 31, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011	2012
Conservative Prepared	$122,031	$165,503	$68,640
Moderate Prepared	$184,510	$197,993	$82,467
Growth Prepared	$198,656	$217,031	$93,478
Aggressive Growth Prepared	$165,401	$194,351	$89,093

The Trust, on behalf of the Funds, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.75%

BLACKROCK FUNDS II	MARCH 31, 2010	31

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended March 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund Investor A Shares as follows:

Conservative Prepared	$1,842
Moderate Prepared	$2,318
Growth Prepared	$1,400
Aggressive Growth Prepared	$603

For the six months ended March 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor C Shares as follows:

Conservative Prepared	$2,145
Moderate Prepared	$1,256
Growth Prepared	$1,707
Aggressive Growth Prepared	$392

PFPC Trust Company, an indirect wholly owned subsidiary of PNC, serves as custodian for each Fund. For these services, the custodian receives a monthly fee of $1,000 per Fund plus other miscellaneous fees incurred on behalf of each Fund.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer and dividend disbursing agent. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

	Call Center
Share Classes	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$3	$131	$179	$26	$339
Moderate Prepared	$20	$177	$280	$55	$532
Growth Prepared	$23	$159	$263	$29	$474
Aggressive Growth Prepared	$34	$173	$137	$17	$361

PNCGIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations.

For the six months ended March 31, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

Administration Fees

Share Classes	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$179	$1,248	$2,694	$635	$4,756
Moderate Prepared	$274	$2,782	$5,079	$1,421	$9,556
Growth Prepared	$511	$2,247	$3,904	$769	$7,431
Aggressive Growth Prepared	$338	$1,146	$2,105	$486	$4,075

32	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

Administration Fees Waived

Share Classes	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$179	$204	$2,694	$635	$3,712
Moderate Prepared	$274	—	$4,453	$1,421	$6,148
Growth Prepared	$511	$173	$3,904	$769	$5,357
Aggressive Growth Prepared	$338	$1,146	$2,105	$486	$4,075

Service and Distribution Fees

Share Classes	Investor A	Investor C	Class R	Total
Conservative Prepared	$12,475	$107,738	$12,714	$132,927
Moderate Prepared	$27,823	$202,807	$28,424	$259,054
Growth Prepared	$22,469	$155,806	$15,380	$193,655
Aggressive Growth Prepared	$11,462	$84,102	$9,714	$105,278

Transfer Agent Fees

Share Classes	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$256	$6,282	$18,391	$8,242	$33,171
Moderate Prepared	$798	$12,412	$30,351	$9,190	$52,751
Growth Prepared	$1,893	$7,602	$28,008	$5,115	$42,618
Aggressive Growth Prepared	$1,571	$6,877	$22,838	$4,356	$35,642

Transfer Agent Fees Waived

Share Classes	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$3	$21	$179	$26	$229
Moderate Prepared	$20	—	$103	$55	$178
Growth Prepared	$23	—	$263	$29	$315
Aggressive Growth Prepared	$34	$173	$137	$17	$361

Transfer Agent Fees Reimbursed

Share Classes	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$253	$141	$5,343	$5,394	$11,131
Moderate Prepared	$778	—	$161	$9,130	$10,069
Growth Prepared	$1,870	—	$11,905	$3,548	$17,323
Aggressive Growth Prepared	$1,537	$2,618	$15,116	$4,336	$23,607

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2010 were as follows:

	Purchases	Sales
Conservative Prepared	$8,765,595	$6,447,763
Moderate Prepared	$18,769,074	$13,565,542
Growth Prepared	$9,984,233	$10,599,148
Aggressive Growth Prepared	$7,575,926	$6,210,335

4. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. The Funds did not borrow under the credit agreement during the six months ended March 31, 2010.

5. Capital Loss Carryforward:

As of September 30, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date:

Expires September 30,	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
2017	$908,553	$2,307,639	$4,203,034	$1,419,054

6. Market and Credit Risk:

In the normal course of business, the Funds, through their investments in Underlying Funds, enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially

BLACKROCK FUNDS II	MARCH 31, 2010	33

Notes to Financial Statements (continued)

expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Conservative Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	30,453	$294,113	443,495	$3,633,348
Shares issued in reinvestment of dividends and distributions	65	623	5,842	45,915

Total issued	30,518	294,736	449,337	3,679,263
Shares redeemed	(56,518)	(546,695)	(397,505)	(3,209,721)

Net increase (decrease)	(26,000)	$(251,959)	51,832	$469,542

Investor A
Shares sold	204,138	$1,956,005	916,084	$7,541,608
Shares issued in reinvestment of dividends and distributions	12,444	118,344	31,354	245,813

Total issued	216,582	2,074,349	947,438	7,787,421

Shares redeemed	(109,719)	(1,044,952)	(731,531)	(6,039,687)

Net increase	106,863	$1,029,398	215,907	$1,747,734

Investor C
Shares sold	524,428	$5,003,137	1,271,852	$10,224,716
Shares issued in reinvestment of dividends and distributions	5,816	55,137	45,061	352,369

Total issued	530,244	5,058,274	1,316,913	10,577,085
Shares redeemed	(368,850)	(3,528,450)	(1,038,394)	(8,498,854)

Net increase	161,394	$1,529,824	278,519	$2,078,231

Class R
Shares sold	276,552	$2,651,086	355,154	$2,900,798
Shares issued in reinvestment of dividends and distributions	1,196	11,311	15,009	117,218

Total issued	277,748	2,662,397	370,163	3,018,016
Shares redeemed	(155,490)	(1,489,074)	(254,988)	(2,022,711)

Net increase	122,258	$1,173,323	115,175	$995,305

Moderate Prepared
Institutional
Shares sold	336,625	$3,104,403	160,345	$1,232,912
Shares issued in reinvestment of dividends and distributions	1,752	16,043	8,763	63,169

Total issued	338,377	3,120,446	169,108	1,296,081
Shares redeemed	(68,502)	(635,574)	(187,532)	(1,424,510)

Net increase (decrease)	269,875	$2,484,872	(18,424)	$(128,429)

34	BLACKROCK FUNDS II	MARCH 31, 2010

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Moderate Prepared (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	443,506	$3,978,018	1,626,411	$12,673,771
Shares issued in reinvestment of dividends and distributions	4,408	40,287	83,134	598,561

Total issued	447,914	4,018,306	1,709,545	13,272,332
Shares redeemed	(398,592)	(3,601,487)	(1,117,357)	(8,423,955)

Net increase	49,321	$416,818	592,188	$4,848,377

Investor C
Shares sold	1,007,375	$9,157,980	1,927,913	$14,344,986
Shares issued in reinvestment of dividends and distributions	5,719	51,988	138,595	993,692

Total issued	1,013,094	9,209,968	2,066,508	15,338,678
Shares redeemed	(609,375)	(5,514,563)	(2,015,895)	(14,946,268)

Net increase	403,719	$3,695,405	50,613	$392,410

Class R
Shares sold	393,441	$3,563,959	839,778	$6,247,938
Shares issued in reinvestment of dividends and distributions	126	1,148	44,319	317,764

Total issued	393,567	3,565,107	884,097	6,565,702
Shares redeemed	(219,791)	(2,002,294)	(472,743)	(3,541,388)

Net increase	173,776	$1,562,813	411,354	$3,024,314

Growth Prepared
Institutional
Shares sold	32,710	$290,954	81,892	$565,546
Shares issued in reinvestment of dividends and distributions	136	1,209	26,574	179,380

Total issued	32,845	292,164	108,466	744,926
Shares redeemed	(89,471)	(797,316)	(503,382)	(3,764,186)

Net decrease	(56,625)	$(505,153)	(394,916)	$(3,019,260)

Investor A
Shares sold	239,593	$2,100,907	713,690	$5,176,711
Shares issued in reinvestment of dividends and distributions	4,432	39,223	63,527	426,252

Total issued	244,025	2,140,130	777,217	5,602,963
Shares redeemed	(185,257)	(1,590,648)	(696,386)	(4,897,479)

Net increase	58,768	$549,482	80,831	$705,484

Investor C
Shares sold	484,697	$4,179,941	1,107,763	$7,736,593
Shares issued in reinvestment of dividends and distributions	2,023	17,645	123,090	816,066

Total issued	486,720	4,197,586	1,230,853	8,552,659
Shares redeemed	(484,424)	(4,163,476)	(1,415,355)	(9,768,626)

Net increase (decrease)	2,295	$34,110	(184,502)	$(1,215,967)

BLACKROCK FUNDS II	MARCH 31, 2010	35

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Growth Prepared (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	254,957	$2,246,368	462,254	$3,202,790
Shares issued in reinvestment of dividends and distributions		—	13,775	92,020

Total issued	254,957	2,246,368	476,029	3,294,810
Shares redeemed	(73,930)	(641,635)	(223,841)	(1,575,024)

Net increase	181,027	$1,604,733	252,188	$1,719,786

Aggressive Growth Prepared
Institutional
Shares sold	139,527	$1,192,939	94,088	$663,107
Shares issued in reinvestment of dividends and distributions	—	—	13,189	83,092

Total issued	139,527	1,192,939	107,277	746,199
Shares redeemed	(82,404)	(701,943)	(195,458)	(1,330,298)

Net increase (decrease)	57,123	$490,996	(88,181)	$(584,099)

Investor A
Shares sold	148,472	$1,235,670	598,401	$4,108,837
Shares issued in reinvestment of dividends and distributions	—	—	32,586	204,302

Total issued	148,472	1,235,670	630,987	4,313,139
Shares redeemed	(281,456)	(2,308,666)	(272,682)	(1,812,221)

Net increase (decrease)	(132,984)	$(1,072,997)	358,305	$2,500,918

Investor C
Shares sold	321,905	$2,642,966	738,388	$4,918,216
Shares issued in reinvestment of dividends and distributions	—	—	74,157	459,709

Total issued	321,905	2,642,966	812,545	5,377,925
Shares redeemed	(256,329)	(2,087,716)	(754,518)	(4,935,949)

Net increase	65,576	$555,251	58,027	$441,976

Class R
Shares sold	211,352	$1,754,884	388,428	$2,587,371
Shares issued in reinvestment of dividends and distributions	—	—	11,889	74,188

Total issued	211,352	1,754,884	400,317	2,661,559
Shares redeemed	(57,809)	(478,482)	(247,925)	(1,670,356)

Net increase	153,543	$1,276,402	152,392	$991,203

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	BLACKROCK FUNDS II	MARCH 31, 2010

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Richard R. West, Trustee and Member of the Audit Committee

Anne F. Ackerley, President and Chief Executive Officer

Jeffrey Holland, CFA, Vice President

Brendan Kyne, Vice President

Brian Schmidt, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS II	MARCH 31, 2010	37

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

38	BLACKROCK FUNDS II	MARCH 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	MARCH 31, 2010	39

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio†		BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

40	BLACKROCK FUNDS II	MARCH 31, 2010

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

BY:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds II

Date: May 27, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: May 27, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: May 27, 2010